As filed with the Securities and Exchange
Commission on September 25, 2025
1933 Act File No. 033-31675
1940 Act File No. 811-05979
U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
PRE-EFFECTIVE AMENDMENT NO. [ ]
POST-EFFECTIVE AMENDMENT NO. 66
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
AMENDMENT NO. 69
(CHECK APPROPRIATE BOX OR BOXES)
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
200 BERKELEY STREET
BOSTON, MASSACHUSETTS 02116
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
(800) 225-5291
CHRISTOPHER (KIT) SECHLER
200 BERKELEY STREET
BOSTON, MASSACHUSETTS 02116
(NAME AND ADDRESS OF AGENT FOR SERVICE)
COPIES OF COMMUNICATIONS TO:
MARK P. GOSHKO, ESQ.
K & L GATES LLP
ONE CONGRESS STREET
SUITE 2900
BOSTON, MASSACHUSETTS 02114
TITLE OF SECURITIES BEING REGISTERED: Shares of beneficial interest ($0.00 par value) of the Registrant.
APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[√]	on October 1, 2025 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]	on (date) pursuant to paragraph (a)(1) of Rule 485
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
John Hancock
California Municipal Bond Fund
Fixed income
October 1, 2025
A	C	I	R6
TACAX	TCCAX	JCAFX	JCSRX
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of contents
Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.

John Hancock California Municipal Bond Fund	1
Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

Principal investment strategies	6

Principal risks of investing	6

Who’s who	13

Financial highlights	16
Your account

How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.
For more information See back cover

Choosing an eligible share class	19

Class cost structure	20

How sales charges for Class A and Class C shares are calculated	21

Sales charge reductions and waivers	21

Opening an account	23

Information for plan participants	24

Buying shares	25

Selling shares	28

Transaction policies	34

Dividends and account policies	38

Additional investor services	38

Appendix 1 - Intermediary sales charge waivers	40

Fund summary

John Hancock California Municipal Bond Fund
Investment objective

To seek a high level of current income, consistent with preservation of capital, that is exempt from federal and California personal income taxes.
Fees and expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the John Hancock family of funds. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred sales charge (CDSC) waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). More information about these and other discounts is available from your financial professional and beginning on page 21 of the prospectus under “Sales charge reductions and waivers” or page 108 of the fund’s Statement of Additional Information under “Sales Charges on Class A and Class C Shares.”
Shareholder fees (%) (fees paid directly from your investment)	A	C	I	R6
Maximum front-end sales charge (load) on purchases, as a % of purchase price	4.00	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00	1.00	None	None
	(on certain purchases, including those of $250,000 or more)
Small account fee (for fund account balances under $1,000) ($)	20	20	None	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R6
Management fee	0.51	0.51	0.51	0.51
Distribution and service (Rule 12b-1) fees	0.15	1.00	0.00	0.00
Other expenses
Interest expenses	0.04	0.04	0.04	0.04
Additional other expenses	0.16 [1]	0.16 [1]	0.16 [1]	0.09
Total other expenses	0.20	0.20	0.20	0.13
Acquired fund fees and expenses	0.01 [2]	0.01 [2]	0.01 [2]	0.01 [2]
Total annual fund operating expenses	0.87 [3]	1.72 [3]	0.72 [3]	0.65 [3]
Contractual expense reimbursement	-0.15 [4]	-0.25 [4,5]	-0.15 [4]	-0.15 [4]
Total annual fund operating expenses after expense reimbursements	0.72	1.47	0.57	0.50
1
“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
2
“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3
The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4
The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.44% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on September 30, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2027, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
1

Fund summary
5
The distributor contractually agrees to limit its Rule 12b-1 fees for Class C shares to 0.90%. This agreement expires on September 30, 2026, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Shares Sold				Shares Not Sold
Expenses ($)	A	C	I	R6	C
1 year	471	250	58	51	150
3 years	652	518	215	193	518
5 years	849	910	386	347	910
10 years	1,416	1,783	880	796	1,783
Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets, plus amounts borrowed for investment purposes, in securities of any maturity exempt from federal and California personal income taxes. Most of these securities are investment-grade when purchased, but the fund may invest up to 20% of its net assets in junk bonds rated BB by S&P Global Ratings (S&P) or Fitch Ratings, Inc. (Fitch Ratings) or Ba by Moody’s Investors Service, Inc. (Moody’s), or their unrated equivalents. The fund’s investment policies are based on credit ratings at the time of purchase.
The fund may buy bonds of any maturity. The fund may engage in derivative transactions. Derivatives may be used to reduce risk and/or enhance investment returns, and may include futures contracts on debt securities and debt securities indexes; options on futures, debt securities, and debt indexes; and inverse floating-rate securities. The fund may also use tender option bond transactions to seek to enhance potential gains. The fund will look through to the underlying municipal bonds held by a tender option bond trust for purposes of the fund’s 80% policy. The fund may leverage its assets through the use of proceeds received as a result of tender option bond transactions. The fund may contribute up to 15% of its holdings in municipal securities to tender option bond transactions.
The manager looks for undervalued bonds, based on both broad and security-specific factors, such as issuer creditworthiness, bond structure, and general credit trends, and uses detailed analysis of an appropriate index to model portfolio performance and composition.
The fund may invest in general obligation bonds, however, in general, the manager favors bonds backed by revenue from a specific public project or facility, such as a power plant (revenue bonds), as they tend to offer higher yields than general obligation bonds. The manager also favors bonds that have limitations on early payoff (call protection), which can help minimize the potential effect of falling interest rates on the fund’s yield. The manager may implement short-term trading strategies to take advantage of pricing imbalances within the municipal bond market. To the extent that the fund invests in bonds that are subject to the alternative minimum tax (AMT), the income paid by the fund may not be entirely tax-free to all investors. Investments in bonds subject to the AMT will not be counted toward the fund’s 80% investment policy.
For liquidity and flexibility, the fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in taxable and tax-free investment-grade short-term securities.
Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund’s investment strategy may not produce the intended results.
The fund’s main risks are listed below in alphabetical order, not in order of importance. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.
2

Fund summary
Changing distribution levels risk.  The fund may cease or reduce the level of its distribution if income or dividends paid from its investments declines.
Credit and counterparty risk.  The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Economic and market events risk.  Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
Fixed-income securities risk.  A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance.
Hedging, derivatives, and other strategic transactions risk.  Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts, inverse floating-rate securities, options on futures, and options. Futures contracts and options generally are subject to counterparty risk.
High portfolio turnover risk.  Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.
Liquidity risk.  The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets. The secondary market for certain tax-exempt securities tends to be less well-developed or liquid than many other securities markets, which may result in increased volatility or liquidity risk.
Lower-rated and high-yield fixed-income securities risk.  Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Municipal bond risk.  The prices of municipal bonds, including general obligation bonds, can decline if the issuer’s credit quality declines. Revenue bond prices can decline if related projects become unprofitable. An insured municipal bond is subject to the risk that the insurer may be unable to pay claims and is not insured with respect to the market value of the obligation. Municipal bond income could become taxable in the future. Investments in bonds subject to the alternative minimum tax may result in tax liability for shareholders.
Operational and cybersecurity risk.  Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
State/region risk.  Investing heavily in any one state or region increases exposure to losses in that state or region. This risk is magnified for a fund that invests mainly in bonds from a single state. Factors that may affect performance include economic or political changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in credit ratings. At times, California has been more economically volatile than the United States as a whole. Puerto Rican municipal obligations, in which the fund may invest, may be subject to further devaluation due to adverse political, economic, and market conditions.
Tender option bonds risk.  The fund’s participation in tender option bond transactions may increase volatility and/or reduce the fund’s returns. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in a tender option bond transaction typically involves greater risk than investing in the underlying municipal fixed rate bonds, including the risk of loss of principal.
Past performance

The following information illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compared with a broad-based securities
3

Fund summary
market index. Past performance (before and after taxes) does not indicate future results. The Bloomberg California Municipal Bond Index shows how the fund’s performance compares against the returns of similar investments. All figures assume dividend reinvestment. Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 800-225-5291, Monday to Thursday, 8:00 a.m.—7:00 p.m., and Friday, 8:00 a.m.—6:00 p.m., Eastern time.
A note on performance
Class A, Class I, and Class R6 shares commenced operations on December 29, 1989, February 13, 2017, and August 30, 2017, respectively. Returns shown prior to a class’s commencement date are those of Class A shares, except that they do not include sales charges and would be lower if they did. Returns for Class I and Class R6 shares would have been substantially similar to returns of Class A shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different. To the extent expenses of a class would have been higher than expenses of Class A shares for the periods shown, performance would have been lower.
Please note that after-tax returns (shown for Class A shares only) reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan. After-tax returns for other share classes would vary.
Calendar year total returns (%)—Class A (sales charges are not reflected in the bar chart and returns would have been lower if they were)

Year-to-date total return through:	Q2 2025	-3.22%
Best quarter:	Q4 2023	9.90%
Worst quarter:	Q1 2022	-5.27%

Average annual total returns (%)—as of 12/31/2024	1 year	5 year	10 year
Class A (before tax)	-1.47	0.69	2.03
after tax on distributions	-1.48	0.63	1.97
after tax on distributions, with sale	0.46	1.20	2.27
Class C	0.96	0.76	1.69
Class I	2.77	1.68	2.57
Class R6	2.81	1.71	2.58
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.05	0.99	2.25
Bloomberg California Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.02	0.96	2.23
Investment management

Investment advisor  John Hancock Investment Management LLC
Subadvisor  Manulife Investment Management (US) LLC
Portfolio management

The following individuals are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.
Dennis DiCicco	Adam A. Weigold, CFA
Portfolio Manager Managed the fund since 2018	Senior Portfolio Manager, Head of Municipal Bonds Managed the fund since 2021
Purchase and sale of fund shares

The minimum initial investment requirement for Class A and Class C shares is $1,000 ($250 for group investments), except that there is no minimum for certain group retirement plans, certain fee-based or wrap accounts, or certain other eligible investment product platforms. The minimum initial
4

Fund summary
investment requirement for Class I shares is $250,000, except that the fund may waive the minimum for any category of investors at the fund’s sole discretion. The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for: qualified and nonqualified plan investors; certain eligible qualifying investment product platforms; Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned. There are no subsequent minimum investment requirements.
Class A, Class C, Class I, and Class R6 shares may be redeemed on any business day by mail: John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909; or for most account types through our website: jhinvestments.com; or by telephone: 800-225-5291.
Taxes

The fund intends to distribute tax-exempt income. The fund intends to meet certain federal tax requirements so that distributions of the tax-exempt interest it earns may be treated as exempt-interest dividends. A portion of the fund’s exempt-interest dividends is also expected to be exempt from California personal income taxation when received by individual shareholders of the fund who are subject to California personal income taxation. A portion of the fund’s distributions may, however, be subject to federal income tax.
Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. These payments are not applicable to Class R6 shares. Ask your salesperson or visit your financial intermediary’s website for more information.
5

Fund details

Principal investment strategies

Investment Objective:  The fund seeks a high level of current income, consistent with preservation of capital, that is exempt from federal and California personal income taxes.
Under normal market conditions, the fund invests at least 80% of its net assets, plus amounts borrowed for investment purposes, in securities of any maturity exempt from federal and California personal income taxes. Most of these securities are investment grade when purchased, but the fund may invest up to 20% of its net assets in junk bonds rated BB by S&P Global Ratings (S&P) or Fitch Ratings, Inc. (Fitch Ratings), or Ba by Moody’s Investors Service, Inc. (Moody’s), or their unrated equivalents. The fund’s investment policies are based on credit ratings at the time of purchase. Bonds that are rated at or below BB by S&P or Fitch or Ba by Moody’s are considered junk bonds.
A change in the fund’s 80% investment policy requires shareholder approval.
The fund may buy bonds of any maturity. If a bond’s credit rating falls, the fund does not have to sell it unless the manager determines a sale is in the fund’s best interest. The fund may engage in derivative transactions that include futures contracts on debt securities and debt securities indexes; options on futures, debt securities, and debt indexes; and inverse floating-rate securities, in each case for the purposes of reducing risk and/or enhancing investment returns. The fund may also use tender option bond transactions to seek to enhance potential gains. In a tender option bond transaction, the fund transfers fixed-rate long- term municipal bonds or other municipal securities into a special purpose entity (a TOB trust). A TOB trust typically issues two classes of beneficial interests: short-term floating rate interests (TOB floaters), which are sold to third party investors, typically money market funds, and residual inverse floating rate interests (TOB inverse residuals), which are generally issued to the fund. The fund may invest in TOB inverse residuals and may also invest in TOB floaters. The fund will look through to the underlying municipal bonds held by a TOB trust for purposes of the fund’s 80% policy. The fund may leverage its assets through the use of proceeds received as a result of tender option bond transactions. The fund may contribute up to 15% of its holdings in municipal securities to tender option bond transactions.
The fund may invest in TOB inverse residuals on a non-recourse or recourse basis. The fund establishes and is the sponsor of the TOB trust that issues TOB floaters and TOB inverse residuals.
The manager looks for bonds that are undervalued, based on both broad and security-specific factors, such as issuer creditworthiness, bond structure, general credit trends, and the relative attractiveness of different types of issuers. The manager uses detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with security analysis in a comprehensive and disciplined fashion. The manager may implement short-term trading strategies to take advantage of pricing imbalances within the municipal bond market.
The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments. Because ESG factors are considered alongside other relevant factors, the manager may determine that an investment is appropriate notwithstanding its relative ESG characteristics.
The fund may invest in general obligation bonds, however, in general, the manager favors bonds backed by revenue from a specific public project or facility, such as a power plant (revenue bonds), as they tend to offer higher yields than general obligation bonds. The manager also favors bonds that have limitations on being paid off early (call protection), as this can help minimize the effect that falling interest rates may have on the fund’s yield. To the extent that the fund invests in bonds that are subject to the alternative minimum tax (AMT), the income paid by the fund may not be entirely tax-free to all investors. Investments in bonds subject to the AMT will not be counted toward the fund’s 80% investment policy.
For liquidity and flexibility, the fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in taxable and tax-free investment-grade short-term securities. The fund may temporarily invest more assets in cash or investment-grade short-term securities for the purpose of meeting redemption requests or making other anticipated cash payments.
The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.
Temporary defensive investing
In abnormal circumstances, the fund may temporarily invest more than 20% of its net assets (plus any borrowings for investment purposes) in cash or investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.
The income from some short-term investments may be subject to California and/or federal income taxes. At the end of each quarter of the fund’s taxable year, these investments cannot exceed 50% of the fund’s total assets. To the extent that the fund is in a defensive position or is invested in taxable securities, its ability to achieve its investment objective will be limited.
Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a fund’s performance. The fund's investment strategy may not produce the intended results.
Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the
6

Fund details
financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective. In addition, political events within the United States and abroad could negatively impact financial markets and the fund’s performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund’s performance.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk, increased transaction costs, and potential difficulty in valuing portfolio instruments held by the fund.
The principal risks of investing in the fund are summarized in its fund summary above. Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).
Changing distribution levels risk
The distribution amounts paid by the fund generally depend on the amount of income and/or dividends paid by the fund’s investments. As a result of market, interest rate and other circumstances, the amount of cash available for distribution by the fund and the fund’s distribution rate may vary or decline. The risk of such variability is accentuated in currently prevailing market and interest rate circumstances.
Credit and counterparty risk
This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see “Hedging, derivatives, and other strategic transactions risk”), or a borrower of a fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by S&P Global Ratings or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.
In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Economic and market events risk
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; bank failures; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in
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currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In response to certain economic conditions, including periods of high inflation, governmental authorities and regulators may respond with significant fiscal and monetary policy changes such as raising interest rates. The fund may be subject to heightened interest rate risk when the Federal Reserve Board (Fed) raises interest rates. Recent and potential future changes in government monetary policy may affect interest rates. It is difficult to accurately predict the timing, frequency or magnitude of potential interest rate increases or decreases by the Fed and the evaluation of macro-economic and other conditions that could cause a change in approach in the future. If the Fed and other central banks increase the federal funds rate and equivalent rates, such increases generally will cause market interest rates to rise and could cause the value of a fund’s investments, and the fund’s net asset value (NAV), to decline, potentially suddenly and significantly. As a result, the fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the fund incurs and may negatively impact the fund’s performance.
In addition, if the Fed increases the target Fed funds rate, any such rate increases, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. These events and the possible resulting market volatility may have an adverse effect on the fund.
Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The imposition by the U.S. of import tariffs on goods from foreign countries and reciprocal tariffs levied on U.S. goods may lead to price volatility and instability in U.S. and global investment markets. Among other effects, tariffs may increase the cost of production for certain goods or reduce demand for products, which could affect the performance of the fund’s investments. It is not known whether, or to what extent, any tariff or other trade protections may affect the fund or its investments.
Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU, as the United Kingdom (UK) did in
January of 2020 (commonly referred to as “Brexit”), or the EU dissolves, the global securities markets likely will be significantly disrupted.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For example, the coronavirus (COVID-19) pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
Political and military events, including in Ukraine, North Korea, Russia, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the EU, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a fund to buy, sell, receive or deliver those securities and/or assets. These sanctions or the threat of additional sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. The United States and other nations or international organizations may also impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy. Any or all of these potential results could lead Russia’s economy into a recession. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time. The United States and the EU have also imposed similar sanctions on Belarus for its support of Russia’s invasion of Ukraine. Additional sanctions may be imposed on Belarus and other countries that support Russia. Any such sanctions could present substantially similar risks as those resulting from the sanctions imposed on Russia, including substantial negative impacts on the regional and global economies and securities markets.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and
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creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Further, there is a risk that the present value of assets or income from investments will be less in the future, known as inflation. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a fund’s investments may be affected, which may reduce a fund’s performance. Further, inflation may lead to the rise in interest rates, which may negatively affect the value of debt instruments held by the fund, resulting in a negative impact on a fund’s performance. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.
ESG integration risk
The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The portion of the fund’s investments for which the manager considers these ESG factors may vary, and could increase or decrease over time. In certain situations, the extent to which these ESG factors may be applied according to the manager’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in a manager making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the manager may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
The ESG characteristics utilized in the fund’s investment process may change over time, and different ESG characteristics may be relevant to different investments. Although the manager has established its own structure to oversee ESG integration in accordance with the fund’s investment objective and strategies, successful integration of ESG factors will depend on the manager’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. The method of evaluating ESG factors and subsequent impact on portfolio composition, performance, proxy voting decisions and other factors, is subject to the interpretation of the manager in accordance with the fund’s investment objective and strategies. ESG factors may be evaluated differently by different managers, and may not carry the same meaning to all investors and managers. The manager may employ active shareowner engagement to raise ESG issues with the management of select portfolio companies. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require the fund to change its investment process with respect to ESG integration.
Fixed-income securities risk
Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.
Interest-rate risk.  Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Duration is a measure of the price sensitivity of a debt security, or a fund that invests in a portfolio of debt securities, to changes in interest rates, whereas the maturity of a security measures the time until final payment is due. Duration measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security.
In response to certain economic conditions, including periods of high inflation, governmental authorities and regulators may respond with significant fiscal and monetary policy changes such as raising interest rates. The fund may be subject to heightened interest rate risk when the Federal Reserve Board (Fed) raises interest rates. Recent and potential future changes in government monetary policy may affect interest rates. It is difficult to accurately predict the timing, frequency or magnitude of potential interest rate increases or decreases by the Fed and the evaluation of macro-economic and other conditions that could cause a change in approach in the future. If the Fed and other central banks increase the federal funds rate and equivalent rates, such increases generally will cause market interest rates to rise and could cause the value of a fund’s investments, and the fund’s net asset value (NAV), to decline, potentially suddenly and significantly. As a result, the fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the fund incurs and may negatively impact the fund’s performance.
In certain market conditions, governmental authorities and regulators may considerably lower interest rates, which, in some cases could result in negative interest rates. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.
Credit quality risk.  Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. An issuer’s credit quality could deteriorate as a result of poor
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management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities.
Investment-grade fixed-income securities in the lowest rating category risk.  Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s Investors Service, Inc. or BBB by S&P Global Ratings or Fitch Ratings, as applicable, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.
Prepayment of principal risk.  Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the borrower more quickly than originally anticipated and the fund may have to invest the proceeds in securities with lower yields. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.
Hedging, derivatives, and other strategic transactions risk
The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.
A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit risks associated with leverage, a fund is required to comply with Rule 18f-4 under the Investment Company Act of 1940, as amended (the Derivatives Rule) as outlined below. For a description of the various derivative instruments the fund may utilize, refer to the SAI.
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulations promulgated or proposed thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.
The Derivatives Rule mandates that a fund adopt and/or implement: (i) value-at-risk limitations (VaR); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that a fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (Limited Derivatives User) under the Derivatives Rule, in which case the fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks.
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The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the Investment Company Act of 1940. In addition, when-issued or forward settling securities transactions that physically settle within 35-days are deemed not to involve a senior security.
At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the fund. Legislation or regulation may change the way in which the fund itself is regulated. The advisor cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund’s ability to achieve its investment objectives.
The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk, liquidity risk and operational risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund’s ability to pursue its investment strategies.
A detailed discussion of various hedging and other strategic transactions appears in the SAI. To the extent that the fund utilizes the following list of certain derivatives and other strategic transactions, it will be subject to associated risks. The main risks of each appear below.
Futures contracts.  Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.
Inverse floating-rate securities.  Liquidity risk (i.e., the inability to enter into closing transactions), interest-rate risk, issuer risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving inverse floating-rate securities.
Options.  Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.
Options on futures.  Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options on futures. Counterparty risk does not apply to exchange-traded options.
High portfolio turnover risk
A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission and tax expenses, which must be borne directly by a fund and its shareholders, respectively. The portfolio turnover rate of a fund may vary from year to year, as well as within a year.
Liquidity risk
The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.
The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant
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reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.
The secondary market for certain tax-exempt securities tends to be less well-developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such securities at attractive prices.
Lower-rated and high-yield fixed-income securities risk
Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody’s Investors Service, Inc. and BB and below by S&P Global Ratings and Fitch Ratings, as applicable) (also called junk bonds). The general risks of investing in these securities are as follows:
Risk to principal and income.  Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
Price volatility.  The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market’s perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.
Liquidity.  The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
Dependence on manager’s own credit analysis.  While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager’s evaluation than the assessment of the credit risk of higher-rated securities.
Municipal bond risk
With general obligation bonds, which are backed by the municipal issuer’s ability to levy taxes, the main risk is that the issuer’s overall credit quality will decline. In extreme cases, a municipal issuer could declare bankruptcy or otherwise become unable to honor its commitments to bondholders. Although rare, this can be prompted by many possible reasons, ranging from fiscal mismanagement to erosion of the tax base. With revenue bonds, which are backed only by income associated with a specific facility (such as a power plant or stadium), the risk is generally higher, because any circumstance that reduces or threatens the economic viability of that particular facility can affect the bond’s credit quality.
In addition, since there are a limited number of municipal obligation insurers, the fund may have several investments covered by one insurer. Accordingly, this may make the value of those investments dependent on the claims-paying ability of that one insurer and could result in increased share price volatility for the fund’s shares. In addition, a ratings agency’s downgrade of the claims-paying ability of companies that provide bond insurance may affect the value of those securities.
Income from municipal bonds held by the fund could become taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal issuer. In addition, a portion of the fund’s otherwise tax-exempt dividends may be taxable to shareholders subject to the AMT. Values of municipal bonds could be adversely affected by changes in tax rates that make tax-exempt returns less attractive.
The effects of a widespread health crisis such as a global pandemic could affect the ability of states and their political subdivisions to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
Operational and cybersecurity risk
With the increased use of technologies, such as mobile devices and “cloud”-based service offerings and the dependence on the internet and computer systems to perform necessary business functions, the fund’s service providers are susceptible to operational and information or cybersecurity risks that could result in losses to the fund and its shareholders. Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through “hacking” activity or “phishing”); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers’ systems or websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).
A cybersecurity breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.
Cyber-events have the potential to materially affect the fund and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The fund has established
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risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the fund will be able to prevent or mitigate the impact of any or all cyber-events.
The fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
State/region risk
To the extent that the fund invests heavily in bonds from any given state or region, its performance could be disproportionately affected by factors particular to that state or region. Although the fund invests mainly in investment-grade bonds, which generally have a relatively low level of credit risk, any factors that might lead to a credit decline statewide would be likely to cause widespread decline in the credit quality of the fund’s holdings. Despite significant budgetary improvements in recent years, there remain a number of major risks and pressures that threaten California’s financial condition, including the threat of recession and the significant unfunded liabilities of the two main retirement systems managed by state entities. In addition, state expenditures are difficult to reduce because of constitutional provisions that require a minimum level of spending for certain government programs, such as education. California’s economy also may be affected by global economic crises, pandemics, and natural disasters, such as earthquakes or fires.
The fund may invest in municipal obligations issued by the Commonwealth of Puerto Rico and its agencies, or other U.S. territories, which generally are tax exempt. Adverse economic, market, political, or other conditions within Puerto Rico may negatively affect the value of the fund’s holdings in municipal obligations issued by the Commonwealth of Puerto Rico and its agencies. Puerto Rico continues to face significant fiscal challenges, including persistent government budget deficits and a high unemployment rate. In recent years, several ratings organizations have downgraded a number of securities issued in Puerto Rico to below investment-grade or placed them on “negative watch.”  Puerto Rico has previously missed payments on its general obligation debt. The restructuring of Puerto Rico’s debt is subject to a federal oversight board and is currently undergoing a process analogous to a bankruptcy proceeding in U.S. courts. Any future defaults, actions by the oversight board, or court approval of an unfavorable debt restructuring deal could have a negative impact on the marketability, liquidity, or value of certain investments held by a fund and could reduce a fund’s performance.
Tender option bonds risk
The fund’s participation in tender option bond (TOB) transactions may increase volatility and/or reduce the fund’s returns. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in a tender option bond transaction typically involves greater risk than investing in the underlying municipal fixed rate bonds, including the risk of loss of principal. Distributions on TOB inverse residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB inverse residuals paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB inverse residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The interest payment on TOB inverse residuals generally will decrease when short-term interest rates increase.
There are also risks associated with the tender option bond structure, which could result in terminating the TOB trust. If a TOB trust is terminated, the fund must sell other assets to buy back the TOB floaters, which could negatively impact fund performance. Events that could cause a termination of the TOB trust include the bankruptcy or default of the issuer of the municipal bonds held in the TOB trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB trust, failure of any scheduled payment of principal or interest on the municipal bonds, and a judgment or ruling that interest on the municipal bonds is subject to U.S. federal income taxation. The fund may invest in TOB inverse residuals on a non-recourse or recourse basis. If the fund invests in TOB inverse residuals on a recourse basis, the fund could suffer losses in excess of the value of the TOB inverse residuals.
TOB trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the liquidity provider) that allows the holders of the TOB floaters to tender their certificates in exchange for payment of par plus accrued interest on any business day, subject to the non-occurrence of tender option termination events. When the fund invests in a TOB trust on a non-recourse basis, and the liquidity provider is required to make a payment under the liquidity facility, the liquidity provider will typically liquidate all or a portion of the municipal securities held in the TOB trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the liquidation shortfall). If the fund invests in a TOB trust on a recourse basis, the fund will typically enter into a reimbursement agreement with the liquidity provider where the fund is required to reimburse the liquidity provider the amount of any liquidation shortfall. As a result, if the fund invests in a TOB trust on a recourse basis, the fund will bear the risk of loss with respect to any liquidation shortfall.
The fund is the sponsor of a TOB trust and may engage an administrator to provide operational and transactional support to the TOB trust, which may give rise to certain additional risks including compliance, securities law and operational risks.
Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.
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Fund details
Board of Trustees
The Trustees oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.
Investment advisor
The investment advisor manages the fund’s business and investment activities.
John Hancock Investment Management LLC
200 Berkeley Street
Boston, MA 02116
Founded in 1968, the advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.
The advisor’s parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research, leveraging the expertise of seasoned investment professionals. As of June 30, 2025, the advisor had total assets under management of approximately $169.9 billion.
Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage all or a portion of the fund’s portfolio assets, subject to oversight by the advisor. In this role, the advisor has supervisory responsibility for managing the investment and reinvestment of the fund’s portfolio assets through proactive oversight and monitoring of the subadvisor and the fund, as described in further detail below. The advisor is responsible for developing overall investment strategies for the fund and overseeing and implementing the fund’s continuous investment programs and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager, or subadvisor changes) and coordinates and oversees services provided under other agreements.
The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors on a daily basis the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) monitors significant changes that may impact the subadvisor’s overall business and regularly performs due diligence reviews of the subadvisor; (iii) reviews the performance of the subadvisor; and (iv) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these ongoing research and monitoring services.
Management fee
The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.
Average daily net assets ($)	Annual rate (%)
First 500 million	0.510
Next 500 million	0.460
Next 1 billion	0.435
Excess over 2 billion	0.410
During its most recent fiscal period, the fund paid the advisor a management fee equal to 0.39% of average daily net assets (including any waivers and/or reimbursements).
The basis for the Board of Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s most recent Form N-CSRS filing for the period ended November 30.
Additional information about fund expenses
The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if any advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.
Subadvisor
The subadvisor handles the fund’s portfolio management activities, subject to oversight by the advisor.
Manulife Investment Management (US) LLC
197 Clarendon Street
Boston, MA 02116
Manulife Investment Management (US) LLC (Manulife IM (US)) provides investment advisory services to individual and institutional investors. Manulife IM (US) is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of June 30, 2025, had total assets under management of approximately $221.3 billion.
The following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. These managers are employed by Manulife IM (US). For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the fund, see the SAI.
Dennis DiCicco
●
Portfolio Manager
●
Managed the fund since 2018
●
Joined Manulife IM (US) in 2016
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Fund details
●
Fixed Income Trader, Capital Security Advisors, LLC (2013–2016)
●
Began business career in 2008
Adam A. Weigold, CFA
●
Senior Portfolio Manager, Head of Municipal Bonds
●
Managed the fund since 2021
●
Joined Manulife IM (US) in 2021
●
Vice President and Senior Portfolio Manager, Eaton Vance Management (1998–2021)
●
Began business career in 1998
Custodian
The custodian holds the fund’s assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund’s net asset value.
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114
Principal distributor
The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial professionals.
John Hancock Investment Management Distributors LLC
200 Berkeley Street
Boston, MA 02116
Transfer agent
The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
Additional information
The fund has entered into contractual arrangements with various parties that provide services to the fund, which may include, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or “third-party” beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.
The advisor internally credits a portion of its profits to an affiliated business, John Hancock Retirement (JHR), which is the record keeper for certain 401(k) plans that invest in Class R6 shares. JHR may reduce the record keeping fees paid to it by such 401(k) plans by a commensurate amount. JHR may discontinue this practice with adequate notice to plan sponsors.
This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund.
Each of this prospectus, the SAI, or any contract that is an exhibit to the fund’s registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person. The foregoing disclosure should not be read to suggest any waiver of any rights conferred by federal or state securities laws.
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Fund details
Financial highlights

These tables detail the financial performance of each share class described in this prospectus, including total return information showing how much an investment in the fund has increased or decreased for the periods shown below (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share.
The financial statements of the fund as of May 31, 2025, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC, along with the fund’s financial statements in the fund’s Form N-CSR filing for the fiscal period ended May 31, 2025, has been incorporated by reference into the SAI. Copies of the fund’s most recent Form N-CSR filing are available upon request.
California Municipal Bond Fund Class A Shares
Per share operating performance Period ended	5-31-25	5-31-24	5-31-23	5-31-22	5-31-21
Net asset value, beginning of period	$9.86	$9.73	$10.14	$11.06	$10.66
Net investment income[1]	0.36	0.34	0.32	0.27	0.30
Net realized and unrealized gain (loss) on investments	(0.36)	0.12	(0.39)	(0.84)	0.40
Total from investment operations	—	0.46	(0.07)	(0.57)	0.70
Less distributions
From net investment income	(0.35)	(0.33)	(0.31)	(0.28)	(0.30)
From net realized gain	—	—	(0.03)	(0.07)	—
Total distributions	(0.35)	(0.33)	(0.34)	(0.35)	(0.30)
Net asset value, end of period	$9.51	$9.86	$9.73	$10.14	$11.06
Total return (%)[2,3]	(0.14)	4.86	(0.55)	(5.26)	6.64
Ratios and supplemental data
Net assets, end of period (in millions)	$287	$225	$188	$181	$181
Ratios (as a percentage of average net assets):
Expenses before reductions[4]	0.84	0.83	0.85	0.82	0.85
Expenses including reductions[4]	0.72	0.78	0.79	0.81	0.84
Net investment income	3.59	3.51	3.26	2.53	2.76
Portfolio turnover (%)	42	44	23	17	23

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.
4	Includes interest expense of 0.04%, 0.06% and 0.04% for the periods ended 5-31-25, 5-31-24 and 5-31-23, respectively.
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Fund details

California Municipal Bond Fund Class C Shares
Per share operating performance Period ended	5-31-25	5-31-24	5-31-23	5-31-22	5-31-21
Net asset value, beginning of period	$9.86	$9.73	$10.14	$11.06	$10.66
Net investment income[1]	0.28	0.27	0.24	0.19	0.22
Net realized and unrealized gain (loss) on investments	(0.36)	0.12	(0.38)	(0.84)	0.40
Total from investment operations	(0.08)	0.39	(0.14)	(0.65)	0.62
Less distributions
From net investment income	(0.27)	(0.26)	(0.24)	(0.20)	(0.22)
From net realized gain	—	—	(0.03)	(0.07)	—
Total distributions	(0.27)	(0.26)	(0.27)	(0.27)	(0.22)
Net asset value, end of period	$9.51	$9.86	$9.73	$10.14	$11.06
Total return (%)[2,3]	(0.89)	4.07	(1.29)	(5.97)	5.85
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$4	$5	$8	$11
Ratios (as a percentage of average net assets):
Expenses before reductions[4]	1.69	1.68	1.71	1.67	1.70
Expenses including reductions[4]	1.47	1.53	1.55	1.56	1.59
Net investment income	2.83	2.76	2.51	1.78	2.02
Portfolio turnover (%)	42	44	23	17	23

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.
4	Includes interest expense of 0.04%, 0.06% and 0.04% for the periods ended 5-31-25, 5-31-24 and 5-31-23, respectively.

California Municipal Bond Fund Class I Shares
Per share operating performance Period ended	5-31-25	5-31-24	5-31-23	5-31-22	5-31-21
Net asset value, beginning of period	$9.87	$9.73	$10.15	$11.07	$10.66
Net investment income[1]	0.37	0.36	0.33	0.29	0.32
Net realized and unrealized gain (loss) on investments	(0.36)	0.13	(0.39)	(0.84)	0.41
Total from investment operations	0.01	0.49	(0.06)	(0.55)	0.73
Less distributions
From net investment income	(0.36)	(0.35)	(0.33)	(0.30)	(0.32)
From net realized gain	—	—	(0.03)	(0.07)	—
Total distributions	(0.36)	(0.35)	(0.36)	(0.37)	(0.32)
Net asset value, end of period	$9.52	$9.87	$9.73	$10.15	$11.07
Total return (%)[2]	0.01	5.12	(0.50)	(5.11)	6.90
Ratios and supplemental data
Net assets, end of period (in millions)	$160	$99	$64	$19	$13
Ratios (as a percentage of average net assets):
Expenses before reductions[3]	0.70	0.68	0.70	0.67	0.70
Expenses including reductions[3]	0.57	0.63	0.64	0.66	0.69
Net investment income	3.74	3.66	3.41	2.68	2.90
Portfolio turnover (%)	42	44	23	17	23

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Includes interest expense of 0.04%, 0.06% and 0.04% for the periods ended 5-31-25, 5-31-24 and 5-31-23, respectively.
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Fund details

California Municipal Bond Fund Class R6 Shares
Per share operating performance Period ended	5-31-25	5-31-24	5-31-23	5-31-22	5-31-21
Net asset value, beginning of period	$9.87	$9.74	$10.15	$11.07	$10.66
Net investment income[1]	0.38	0.36	0.33	0.29	0.32
Net realized and unrealized gain (loss) on investments	(0.36)	0.12	(0.38)	(0.83)	0.41
Total from investment operations	0.02	0.48	(0.05)	(0.54)	0.73
Less distributions
From net investment income	(0.37)	(0.35)	(0.33)	(0.31)	(0.32)
From net realized gain	—	—	(0.03)	(0.07)	—
Total distributions	(0.37)	(0.35)	(0.36)	(0.38)	(0.32)
Net asset value, end of period	$9.52	$9.87	$9.74	$10.15	$11.07
Total return (%)[2]	0.07	5.03	(0.38)	(5.08)	6.93
Ratios and supplemental data
Net assets, end of period (in millions)	$68	$50	$30	$12	$9
Ratios (as a percentage of average net assets):
Expenses before reductions[3]	0.64	0.67	0.69	0.63	0.66
Expenses including reductions[3]	0.51	0.62	0.63	0.63	0.65
Net investment income	3.79	3.67	3.41	2.70	2.93
Portfolio turnover (%)	42	44	23	17	23

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Includes interest expense of 0.04%, 0.06% and 0.04% for the periods ended 5-31-25, 5-31-24 and 5-31-23, respectively.
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Your account

Choosing an eligible share class

Class A and Class C shares have a Rule 12b-1 plan that allows the class to pay fees for the sale, distribution, and service of its shares. Class I and Class R6 shares do not have a Rule 12b-1 plan. Your financial professional can help you decide which share class you are eligible to buy and is best for you. Each class’s eligibility guidelines are described below.
Class A shares
Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such group retirement plans include defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans, and nonqualified deferred compensation plans. Individual retirement accounts (IRAs), Roth IRAs, SIMPLE IRAs, individual (“solo” or “single”) 401(k) plans, individual profit sharing plans, individual 403(b) plans, individual defined benefit plans, simplified employee pensions (SEPs), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered group retirement plans and are not subject to this restriction on the purchase of Class A shares.
Investment in Class A shares by such group retirement plans will be permitted in the following circumstances:
●
The plan currently holds assets in Class A shares of the fund or any John Hancock fund;
●
Class A shares of the fund or any other John Hancock fund were established as an investment option under the plan prior to January 1, 2013, and the fund’s representatives have agreed that the plan may invest in Class A shares after that date;
●
Class A shares of the fund or any other John Hancock fund were established as a part of an investment model prior to January 1, 2013, and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date; and
●
Such group retirement plans offered through an intermediary brokerage platform that does not require payments relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund, that are specific to assets held in such group retirement plans and vary from such payments otherwise made for such services with respect to assets held in non-group retirement plan accounts.
Class C shares
The maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class C shares for $1,000,000 or more when the purchase is pursuant to the reinstatement privilege (see “Sales charge reductions and waivers”). Class C shares automatically convert to Class A shares after eight years, provided that the fund or the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C shares have been held for at least eight years. Group retirement plan recordkeeping platforms of certain intermediaries that hold Class C shares with the fund in an omnibus account do not track participant level share lot aging and, as such, these Class C shares would not satisfy the conditions for the automatic Class C to Class A conversion.
Class I shares
Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see “Opening an account”):
●
Clients of financial intermediaries who: (i) charge such clients a fee for advisory, investment, consulting, or similar services; (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform; or (iii) have entered into an agreement with the distributor to offer Class I shares to clients on certain brokerage platforms where the intermediary is acting solely as an agent for the investor who may be required to pay a commission and/or other forms of compensation to the intermediary. Other share classes of the fund have different fees and expenses.
●
Retirement and other benefit plans
●
Endowment funds, foundations, donor advised funds, and other charitable entities
●
Any state, county, or city, or its instrumentality, department, authority, or agency
●
Accounts registered to insurance companies, trust companies, and bank trust departments
●
Any entity that is considered a corporation for tax purposes
●
Investment companies, both affiliated and not affiliated with the advisor
●
Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned
Class R6 shares
Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)
●
Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)
●
Endowment funds, foundations, donor advised funds, and other charitable entities
●
Any state, county, or city, or its instrumentality, department, authority, or agency
●
403(b) plans and 457 plans, including 457(a) governmental entity plans and tax-exempt plans
●
Accounts registered to insurance companies, trust companies, and bank trust departments
●
Investment companies, both affiliated and not affiliated with the advisor
●
Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations
●
Trustees, employees of the advisor or its affiliates, employees of the
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subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned
●
Financial intermediaries utilizing fund shares in certain eligible qualifying investment product platforms under a signed agreement with the distributor
Class R6 shares may not be available through certain investment dealers.
The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.
Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.
Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.
Class cost structure

Class A shares
●
A front-end sales charge, as described in the section “How sales charges for Class A and Class C shares are calculated”
●
Distribution and service (Rule 12b-1) fees of 0.15%
●
A 1.00% CDSC on certain shares sold within the first 18 months of purchase
Class C shares
●
No front-end sales charge; all your money goes to work for you right away
●
Rule 12b-1 fees of 0.90% (under the Rule 12b-1 plan, the distributor has the ability to collect 1.00%; however, the distributor has contractually agreed to waive 0.10% of these fees until September 30, 2026)
●
A 1.00% CDSC on shares sold within one year of purchase
●
Automatic conversion to Class A shares after eight years, thus reducing future annual expenses (certain exclusions may apply)
Class I shares
●
No front-end or deferred sales charges; however, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker
●
No Rule 12b-1 fees
Class R6 shares
●
No front-end or deferred sales charges; all your money goes to work for you right away
●
No Rule 12b-1 fees
Rule 12b-1 fees
Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Investment Management Distributors LLC, and may be used by the distributor for expenses relating to the sale, distribution of, and shareholder or administrative services for holders of the shares of the class, and for the payment of service fees that come within Rule 2341 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).
Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.
Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.
Additional payments to financial intermediaries
Class A and Class C shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners, and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:
●
directly, by the payment of sales commissions, if any; and
●
indirectly, as a result of the fund paying Rule 12b-1 fees.
Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, if you purchase Class I shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker.
No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor’s efforts to promote the sale of the fund’s shares. Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.
Except with respect to Class R6 shares, certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees, if applicable, out of the distributor’s own resources.
These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.
The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in
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servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.
The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.
The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.
How sales charges for Class A and Class C shares are calculated

Class A sales charges are as follows:
Your investment ($)	As a % of offering price*	As a % of your investment
Up to 99,999	4.00	4.17
100,000–249,999	3.50	3.63
250,000 and over	See below
*
Offering price is the net asset value per share plus any initial sales charge.
You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class C, Class I, Class R2, Class R4, Class R5, or Class R6 shares of a John Hancock open-end mutual fund. To receive the reduced sales charge, you must tell your broker or financial professional at the time you purchase the fund’s Class A shares about any other John Hancock mutual funds held by you, your spouse, or your children under the age of 21. This includes investments held in an individual retirement account, in an employee benefit plan, or with a broker or financial professional other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about sales charges, reductions, and waivers, you may visit the fund’s website at jhinvestments.com, which includes hyperlinks to facilitate access to this information. You may also consult your broker or financial professional, or refer to the section entitled “Sales Charges on Class A and Class C Shares” in the fund’s SAI. You may request an SAI from your broker or financial professional by accessing the fund’s website at jhinvestments.com or by calling Signature Services at 800-225-5291.
Investments of $250,000 or more
Class A shares are available with no front-end sales charge on investments of $250,000 or more. There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within the first 18 months of purchase, as follows:
Class A deferred charges on investments of $250,000 or more
Months after purchase	CDSC (%)
First 18 months	1.00
After 18 months	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.
Class C shares
Shares are offered at their net asset value per share, without any initial sales charge.
A CDSC may be charged if a commission has been paid and you sell Class C shares within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC is as follows:
Class C deferred charges
Years after purchase	CDSC (%)
1st year	1.00
After 1st year	None
For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.
To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC.
Sales charge reductions and waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein).
Reducing your Class A sales charges
There are several ways you can combine multiple purchases of shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.
●
Accumulation privilege—lets you add the value of any class of shares of any John Hancock open-end fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.
●
Letter of intention—lets you purchase Class A shares of a fund over a
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Your account
13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intention to qualify for reduced sales charges if you plan to invest at least to the first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) in a John Hancock fund’s Class A shares during the next 13 months. Completing a letter of intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual amount purchased. It is your responsibility to tell John Hancock Signature Services Inc. or your financial professional when you believe you have purchased shares totaling an amount eligible for reduced sales charges, as stated in your letter of intention. Further information is provided in the SAI.
●
Combination privilege—lets you combine shares of all funds for purposes of calculating the Class A sales charge.
To utilize any reduction, you must complete the appropriate section of your application, or contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Group investment program
A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.
To utilize this program, you must contact your financial professional or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).
CDSC waivers
As long as Signature Services is notified at the time you sell, any CDSC for Class A or Class C shares will be waived in the following cases, as applicable:
●
to make payments through certain systematic withdrawal plans
●
redemptions pursuant to the fund’s right to liquidate an account that is below the minimum account value stated below in “Dividends and account policies,” under the subsection “Small accounts”
●
redemptions of Class A shares by a group retirement plan that continues to offer the same or another John Hancock mutual fund as an investment to its participants
●
redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies
●
to make certain distributions from a retirement plan
●
because of shareholder death or disability
●
rollovers, contract exchanges, or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts
To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Reinstatement privilege
If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, subject to fund minimums, as long as Signature Services or your financial professional is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. Consult the SAI for additional details.
To utilize this privilege, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).
Waivers for certain investors
Class A shares may be offered without front-end sales charges or CDSCs to the following individuals and institutions:
●
Selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)
●
Financial intermediaries utilizing fund shares in eligible retirement platforms, fee-based, or wrap investment products
●
Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers
●
Fund Trustees and other individuals who are affiliated with these or other John Hancock funds, including employees of John Hancock companies or Manulife Financial Corporation (and their Immediate Family, as defined in the SAI)
●
Individuals exchanging shares held in an eligible fee-based program for Class A shares, provided however, subsequent purchases in Class A shares will be subject to applicable sales charges
●
Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA
●
Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA
●
Participants in group retirement plans that are eligible and permitted to purchase Class A shares as described in the “Choosing an eligible share class” section above. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with the fund through a brokerage relationship in which sales charges are customarily imposed, unless such brokerage relationship qualifies for a sales charge waiver as described. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information
●
Terminating participants in a pension, profit-sharing, or other plan
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Your account
qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained John Hancock Retirement Plan Services (“RPS”) as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock Managed IRA or John Hancock Annuities IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA or other John Hancock branded IRA offered through Manulife | John Hancock Brokerage Services LLC that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock Personal Financial Services (“PFS”) Financial Center
●
Participants in a terminating pension, profit-sharing, or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan's termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third-party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA or other John Hancock branded IRA offered through Manulife | John Hancock Brokerage Services LLC that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined in the SAI), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center
●
Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA or other John Hancock branded IRA offered through Manulife | John Hancock Brokerage Services LLC that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participant's John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center
●
Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account
●
Former employees/associates of John Hancock, its affiliates, or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP), or the John Hancock Pension Plan, and such participants and their Immediate Family (as defined in the SAI) subsequently establishing or rolling over assets into a new John Hancock account through the John Hancock PFS Group, including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center
●
A member of a class action lawsuit against insurance companies who is investing settlement proceeds
To utilize a waiver, you must contact your financial professional or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus). Please note, these waivers are distinct from those described in Appendix 1, “Intermediary sales charge waivers.”
Other waivers
Front-end sales charges and CDSCs are not imposed in connection with the following transactions:
●
Exchanges from one John Hancock fund to the same class of any other John Hancock fund (see “Transaction policies” in this prospectus for additional details)
●
Dividend reinvestments (see “Dividends and account policies” in this prospectus for additional details)
●
In addition, the availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 - Intermediary sales charge waivers, which includes information about specific sales charge waivers applicable to the intermediaries identified therein). In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.
Opening an account

1
Read this prospectus carefully.
2
Determine if you are eligible by referring to “Choosing an eligible share class.”
3
Determine how much you want to invest. The minimum initial investments for Class A, Class C, Class I, and Class R6 shares are described below. There are no subsequent minimum investment requirements for these share classes.
Share Class	Minimum initial investment
Class A and Class C
$1,000 ($250 for group investments). However, there is
no minimum initial investment for certain group
retirement plans using salary deduction or similar group
methods of payment, for fee-based or wrap accounts of
selling firms that have executed a fee-based or wrap
agreement with the distributor, or for certain other
eligible investment product platforms.

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Your account
Share Class	Minimum initial investment
Class I
$250,000. However, the minimum initial investment
requirement may be waived, at the fund’s sole discretion,
for investors in certain fee-based, wrap, or other
investment platform programs, or in certain brokerage
platforms where the intermediary is acting solely as an
agent for the investor. The fund also may waive the
minimum initial investment for other categories of
investors at its discretion, including for Trustees,
employees of the advisor or its affiliates, employees of
the subadvisor, members of the fund’s portfolio
management team and the spouses and children (under
age 21) of the aforementioned.

Class R6
$1 million. However, there is no minimum initial
investment requirement for: (i) qualified and
nonqualified plan investors; (ii) certain eligible qualifying investment product platforms; or (iii) Trustees,
employees of the advisor or its affiliates, employees of
the subadvisor, members of the fund’s portfolio
management team and the spouses and children (under
age 21) of the aforementioned.

4
All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial professional or call Signature Services at 800-225-5291.
5
For Class A and Class C shares, complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.
6
Make your initial investment using the instructions under “Buying shares.” You and your financial professional can initiate any purchase, exchange, or sale of shares.
Important information about opening a new account
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account.  When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.
For investors other than individuals.  When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, including, but not limited to, name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.
Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem, or exchange shares. The administrator of a retirement plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan, or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.
Financial service firms may provide some of the shareholder servicing and account maintenance services required by retirement plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge retirement plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, retirement plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in the fund.
24

Your account
Buying shares

Class A and Class C shares
Opening an account	Adding to an account
By check
●Make out a check for the investment amount, payable to “John Hancock
Signature Services, Inc.”
●Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

●Make out a check for the investment amount, payable to “John Hancock
Signature Services, Inc.”
●Include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.
●Deliver the check and your note to your financial professional, or mail them to Signature Services (address below).

By exchange
●Call your financial professional or Signature Services to request an exchange.	●Log on to the website below to process exchanges between funds. ●Call EASI-Line for automated service. ●Call your financial professional or Signature Services to request an exchange.
By wire
●Deliver your completed application to your financial professional or mail it to Signature Services.
●Obtain your account number by calling your financial professional or
Signature Services.
●Obtain wiring instructions by calling Signature Services.
●Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

●Obtain wiring instructions by calling Signature Services.
●Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
●See “By exchange” and “By wire.”
●Verify that your bank or credit union is a member of the Automated
Clearing House (ACH) system.
●Complete the “Bank information” section on your account application.
●Log on to the website below to initiate purchases using your authorized bank account.

By phone
●See “By exchange” and “By wire.”
●Verify that your bank or credit union is a member of the ACH system.
●Complete the “To purchase, exchange, or redeem shares via telephone”
and “Bank information” sections on your account application.
●Call EASI-Line for automated service.
●Call your financial professional or call Signature Services between
8:00 a.m. and 7:00 p.m., Monday–Thursday, and on Friday, between
8:00 a.m. and 6:00 p.m., Eastern time.

To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail	Express delivery	Website	EASI-Line	Signature Services, Inc.
John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 801 Pennsylvania Avenue Suite 219909 Kansas City, MO 64105-1307	jhinvestments.com	(24/7 automated service) 800-338-8080	800-225-5291
25

Your account
Buying shares

Class I shares
Opening an account	Adding to an account
By check
●Make out a check for the investment amount, payable to “John Hancock
Signature Services, Inc.”
●Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

●Make out a check for the investment amount, payable to “John Hancock
Signature Services, Inc.”
●Include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.
●Deliver the check and your note to your financial professional, or mail them to Signature Services (address below).

By exchange
●Call your financial professional or Signature Services to request an exchange.
●Log on to the website below to process exchanges between funds.
●You may exchange Class I shares for other Class I shares or John
Hancock Money Market Fund Class A shares.
●Call your financial professional or Signature Services to request an exchange.

By wire
●Deliver your completed application to your financial professional or mail it to Signature Services.
●Obtain your account number by calling your financial professional or
Signature Services.
●Obtain wiring instructions by calling Signature Services.
●Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

●Obtain wiring instructions by calling Signature Services.
●Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
●See “By exchange” and “By wire.”
●Verify that your bank or credit union is a member of the Automated
Clearing House (ACH) system.
●Complete the “Bank information” section on your account application.
●Log on to the website below to initiate purchases using your authorized bank account.

By phone
●See “By exchange” and “By wire.”
●Verify that your bank or credit union is a member of the ACH system.
●Complete the “To purchase, exchange, or redeem shares via telephone”
and “Bank information” sections on your account application.
●Call your financial professional or call Signature Services between
8:30 a.m. and 5:00 p.m., Eastern time, on most business days.

Regular mail	Express delivery	Website	Signature Services, Inc.
John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 801 Pennsylvania Avenue Suite 219909 Kansas City, MO 64105-1307	jhinvestments.com	800-225-5291
26

Your account
Buying shares

Class R6 shares
Opening an account	Adding to an account
By check
●Make out a check for the investment amount, payable to “John Hancock
Signature Services, Inc.”
●Deliver the check and your completed application to your financial professional or mail them to Signature Services (address below).

●Make out a check for the investment amount, payable to “John Hancock
Signature Services, Inc.”
●Include a note specifying the fund name, the share class, your account number, and the name(s) in which the account is registered.
●Deliver the check and your note to your financial professional, or mail them to Signature Services (address below).

By exchange
●Call your financial professional or Signature Services to request an exchange.
●Log on to the website below to process exchanges between funds.
●You may exchange Class R6 shares for other Class R6 shares or John
Hancock Money Market Fund Class A shares.
●Call your financial professional or Signature Services to request an exchange.

By wire
●Deliver your completed application to your financial professional or mail it to Signature Services.
●Obtain your account number by calling your financial professional or
Signature Services.
●Obtain wiring instructions by calling Signature Services.
●Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

●Obtain wiring instructions by calling Signature Services.
●Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By internet
●See “By exchange” and “By wire.”
●Verify that your bank or credit union is a member of the Automated
Clearing House (ACH) system.
●Complete the “Bank information” section on your account application.
●Log on to the website below to initiate purchases using your authorized bank account.

By phone
●See “By exchange” and “By wire.”
●Verify that your bank or credit union is a member of the ACH system.
●Complete the “To purchase, exchange, or redeem shares via telephone”
and “Bank information” sections on your account application.
●Call your financial professional or call Signature Services between
8:30 a.m. and 5:00 p.m., Eastern time, on most business days.

Regular mail	Express delivery	Website	Signature Services, Inc.
John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 801 Pennsylvania Avenue Suite 219909 Kansas City, MO 64105-1307	jhinvestments.com	800-225-5291
27

Your account
Selling shares

Class A and Class C shares
To sell some or all of your shares
By letter
●Accounts of any type ●Sales of any amount
●Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.
●Include all signatures and any additional documents that may be required (see the next page).
●Mail the materials to Signature Services (address below).
●A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By internet
●Most accounts ●Sales of up to $100,000	●Log on to the website below to initiate redemptions from your fund.
By phone
●Most accounts ●Sales of up to $100,000
●Call EASI-Line for automated service.
●Call your financial professional or call Signature Services between
8:00 a.m. and 7:00 p.m., Monday–Thursday, and on Friday, between
8:00 a.m. and 6:00 p.m., Eastern time.

By wire or electronic funds transfer (EFT)
●Requests by letter to sell any amount ●Requests by internet or phone to sell up to $100,000
●To verify that the internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.
●A $15 fee will be deducted from your account. Your bank may also charge a fee for this service.

By exchange
●Accounts of any type ●Sales of any amount
●Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website or by calling your financial professional or Signature Services.
●Log on to the website below to process exchanges between your funds.
●Call EASI-Line for automated service.
●Call your financial professional or Signature Services to request an exchange.

To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail	Express delivery	Website	EASI-Line	Signature Services, Inc.
John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 801 Pennsylvania Avenue Suite 219909 Kansas City, MO 64105-1307	jhinvestments.com	(24/7 automated service) 800-338-8080	800-225-5291
28

Your account
Selling shares in writing

Class A and Class C shares
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:
●
your address has been changed within the past 30 days or bank of record has changed within the past 15 days, and you would like the payment to be sent to your new address or bank,
●
you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock), or
●
you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).
You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee. Signature Services may make exceptions to any of the signature guarantee requirements.
Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)
●Letter of instruction
●On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
●Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts
●Letter of instruction
●Corporate business/organization resolution, certified within the past
12 months, or a John Hancock business/organization certification form
●On the letter and the resolution, the signature of the person(s)
authorized to sign for the account
●Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts
●Letter of instruction
●On the letter, the signature(s) of the trustee(s)
●Copy of the trust document, certified within the past 12 months, or a
John Hancock trust certification form
●Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	●Letter of instruction signed by surviving tenant(s) ●Copy of the death certificate ●Medallion signature guarantee, if applicable (see above) ●Inheritance tax waiver, if applicable
Executors of shareholder estates
●Letter of instruction signed by the executor
●Copy of the order appointing executor, certified within the past
12 months
●Medallion signature guarantee, if applicable (see above)
●Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	●Call Signature Services for instructions

Regular mail	Express delivery	Website	EASI-Line	Signature Services, Inc.
John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 801 Pennsylvania Avenue Suite 219909 Kansas City, MO 64105-1307	jhinvestments.com	(24/7 automated service) 800-338-8080	800-225-5291
29

Your account
Selling shares

Class I shares
To sell some or all of your shares
By letter
●Sales of any amount
●Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.
●Include all signatures and any additional documents that may be required (see the next page).
●Mail the materials to Signature Services (address below).
●A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.
●Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
●Most accounts ●Sales of up to $100,000	●Log on to the website below to initiate redemptions from your fund.
By phone
Amounts up to $100,000:
●Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.
●To place your request with a representative at John Hancock, call
Signature Services between 8:30 a.m. and 5:00 p.m., Eastern time, on most business days, or contact your financial professional.
●Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

●Most accounts
Amounts up to $5 million:
●Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and
foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

By wire or electronic funds transfer (EFT)
●Requests by letter to sell any amount ●Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)
●To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call
Signature Services.
●Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.
●Amounts of $5 million or more will be sent by wire.

By exchange
●Sales of any amount
●Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.
●You may only exchange Class I shares for other Class I shares or John
Hancock Money Market Fund Class A shares.
●Call your financial professional or Signature Services to request an exchange.

Regular mail	Express delivery	Website	Signature Services, Inc.
John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 801 Pennsylvania Avenue Suite 219909 Kansas City, MO 64105-1307	jhinvestments.com	800-225-5291
30

Your account
Selling shares in writing

Class I shares
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:
●
your address has been changed within the past 30 days or bank of record has changed within the past 15 days, and you would like the payment to be sent to your new address or bank;
●
you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);
●
you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or
●
you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).
You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee. Signature Services may make exceptions to any of the signature guarantee requirements.
Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)
●Letter of instruction
●On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
●Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts
●Letter of instruction
●Corporate business/organization resolution, certified within the past
12 months, or a John Hancock business/organization certification form
●On the letter and the resolution, the signature of the person(s)
authorized to sign for the account
●Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts
●Letter of instruction
●On the letter, the signature(s) of the trustee(s)
●Copy of the trust document, certified within the past 12 months, or a
John Hancock trust certification form
●Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	●Letter of instruction signed by surviving tenant(s) ●Copy of the death certificate ●Medallion signature guarantee, if applicable (see above) ●Inheritance tax waiver, if applicable
Executors of shareholder estates
●Letter of instruction signed by the executor
●Copy of the order appointing executor, certified within the past
12 months
●Medallion signature guarantee, if applicable (see above)
●Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	●Call Signature Services for instructions

Regular mail	Express delivery	Website	Signature Services, Inc.
John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 801 Pennsylvania Avenue Suite 219909 Kansas City, MO 64105-1307	jhinvestments.com	800-225-5291
31

Your account
Selling shares

Class R6 shares
To sell some or all of your shares
By letter
●Sales of any amount
●Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.
●Include all signatures and any additional documents that may be required (see the next page).
●Mail the materials to Signature Services (address below).
●A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.
●Certain requests will require a Medallion signature guarantee. Please refer to “Selling shares in writing” on the next page.

By internet
●Most accounts ●Sales of up to $100,000	●Log on to the website below to initiate redemptions from your fund.
By phone
Amounts up to $5 million:
●Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and
foundations; corporate accounts; and group retirement plans

●Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.
●To place your request with a representative at John Hancock, call
Signature Services between 8:30 a.m. and 5:00 p.m., Eastern time, on most business days, or your financial professional.
●Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)
●Requests by letter to sell any amount ●Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)
●To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call
Signature Services.
●Amounts of $5 million or more will be sent by wire.
●Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

By exchange
●Sales of any amount
●Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s website, or by calling your financial professional or Signature Services.
●You may only exchange Class R6 shares for other Class R6 shares or
John Hancock Money Market Fund Class A shares.
●Call your financial professional or Signature Services to request an exchange.

Regular mail	Express delivery	Website	Signature Services, Inc.
John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 801 Pennsylvania Avenue Suite 219909 Kansas City, MO 64105-1307	jhinvestments.com	800-225-5291
32

Your account
Selling shares in writing

Class R6 shares
In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:
●
your address has been changed within the past 30 days or bank of record has changed within the past 15 days, and you would like the payment to be sent to your new address or bank;
●
you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);
●
you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; and group retirement plans; or
●
you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).
You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee. Signature Services may make exceptions to any of the signature guarantee requirements.
Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)
●Letter of instruction
●On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
●Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts
●Letter of instruction
●Corporate business/organization resolution, certified within the past
12 months, or a John Hancock business/organization certification form
●On the letter and the resolution, the signature of the person(s)
authorized to sign for the account
●Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts
●Letter of instruction
●On the letter, the signature(s) of the trustee(s)
●Copy of the trust document, certified within the past 12 months, or a
John Hancock trust certification form
●Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	●Letter of instruction signed by surviving tenant(s) ●Copy of the death certificate ●Medallion signature guarantee, if applicable (see above) ●Inheritance tax waiver, if applicable
Executors of shareholder estates
●Letter of instruction signed by the executor
●Copy of the order appointing executor, certified within the past
12 months
●Medallion signature guarantee, if applicable (see above)
●Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	●Call Signature Services for instructions

Regular mail	Express delivery	Website	Signature Services, Inc.
John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 801 Pennsylvania Avenue Suite 219909 Kansas City, MO 64105-1307	jhinvestments.com	800-225-5291
33

Your account
Transaction policies

Valuation of shares
The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 p.m., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the advisor’s Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.
Each class of shares of the fund has its own NAV, which is computed by dividing the total assets (which may include realized and unrealized capital gain and income), minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com.
Valuation of securities
The Board has designated the fund’s advisor as the valuation designee to perform fair value functions for the fund in accordance with the advisor’s valuation policies and procedures. As valuation designee, the advisor will determine the fair value, in good faith, of securities and other assets held by the fund for which market quotations are not readily available and, among other things, will assess and manage material risks associated with fair value determinations, select, apply and test fair value methodologies, and oversee and evaluate pricing services and other valuation agents used in valuing the fund’s investments. The advisor is subject to Board oversight and reports to the Board information regarding the fair valuation process and related material matters. The advisor carries out its responsibilities as valuation designee through its Pricing Committee.
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the advisor’s Pricing Committee in certain instances pursuant to procedures established by the advisor and adopted by the Board of Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value as of the close of the NYSE. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value as of the close of the NYSE. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price, while other futures contracts are typically valued at the last traded price on the exchange on which they trade as of the close of the NYSE. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair
34

Your account
value as determined in good faith by the Board’s valuation designee, the advisor. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding the fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.
Buy and sell prices
When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.
Execution of requests
The fund is open for business when the NYSE is open, typically 9:30 a.m. to 4:00 p.m. Eastern time, Monday through Friday. A purchase or redemption order received in good order by the fund prior to the close of regular trading on the NYSE, on a day the fund is open for business, will be effected at that day’s NAV. An order received in good order after the fund close will generally be effected at the NAV determined on the next business day. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the time until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. This may result in the fund closing for business prior to the time at which the fund’s NAV is determined. In this case, orders submitted after the fund closing may receive the NAV determined on the next business day.
At times of peak activity, it may be difficult to place requests by telephone, if available for your share class. During these times, consider using EASI-Line (if available for your share class), accessing jhinvestments.com, or sending your request in writing.
The fund typically expects to mail or wire redemption proceeds between 1 and 3 business days following the receipt of the shareholder’s redemption request. Processing time is not dependent on the chosen delivery method. In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.
Under normal market conditions, the fund typically expects to meet redemption requests through holdings of cash or cash equivalents or through sales of portfolio securities, and may access other available liquidity facilities. In unusual or stressed market conditions, such as, for example, during a period of time in which a foreign securities exchange is closed, in addition to the methods used in normal market conditions, the fund may meet redemption requests through the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time.
Telephone transactions
For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which (i) the mailing address has changed within the past 30 days and you would like the payment sent to your new address; or (ii) the bank of record has changed within the past 15 days and you would like the payment sent to your new bank.
Exchanges and conversions
You may exchange Class A or Class C shares of one John Hancock fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any sales charges, if applicable.
You may exchange Class I or Class R6 shares of one John Hancock fund for shares of the same class of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.
The registration for both accounts involved in an exchange must be identical.
Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into the original class from which the shares were exchanged.
As applicable, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
Provided the fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of that fund; or (ii) Class I shares also owned by the investor to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of
35

Your account
certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.
In addition, Trustees, employees of the advisor or its affiliates, employees of the subadvisor, members of the fund’s portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.
The conversion of one share class to another share class of the same fund in these particular circumstances should not cause the investor to realize taxable gain or loss. For further details, see “Additional information concerning taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).
Excessive trading
The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.
Right to reject or restrict purchase and exchange orders
Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.
Exchange limitation policies
The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.
Limitation on exchange activity
The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.
These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.
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Limitation on the ability to detect and curtail excessive trading practices
Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.
Excessive trading risk
To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.
While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:
●
A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).
●
A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.
●
A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).
Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.
Account information
The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, minus any applicable sales charges, and take any other steps that it deems reasonable.
Certificated shares
The fund does not issue share certificates. Shares are electronically recorded.
Sales in advance of purchase payments
When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.
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Dividends and account policies

Account statements
For Class A and Class C shares, in general, you will receive account statements as follows:
●
after every transaction (except a dividend reinvestment, automatic investment, or systematic withdrawal) that affects your account balance
●
after any changes of name or address of the registered owner(s)
●
in all other circumstances, every quarter
For Class I and Class R6 shares, in general, you will receive account statements as follows:
●
after every transaction (except a dividend reinvestment) that affects your account balance
●
after any changes of name or address of the registered owner(s)
●
in all other circumstances, every quarter
Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.
Dividends
The fund generally declares dividends daily and pays them monthly. Most of the fund’s dividends are income dividends. Your dividends begin accruing the day after the fund receives payment and continue through the day your shares are actually sold. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund’s fiscal year.
Dividend reinvestments
Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.
Taxability of dividends
The fund intends to meet certain federal tax requirements so that distributions of the tax-exempt interest it earns may be treated as “exempt-interest dividends.” However, any portion of exempt-interest dividends attributable to interest on private activity bonds may increase certain shareholders’ alternative minimum tax. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December. A portion of the fund’s exempt-interest dividends is also expected to be exempt from California personal income taxation when received by individual shareholders of the fund who are subject to California personal income taxation.
The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.
Returns of capital
If the fund’s distributions exceed its taxable and tax-exempt interest income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
Taxability of transactions
Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.
Small accounts
If the value of your account of Class A or Class C shares is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.
Additional investor services

Monthly Automatic Accumulation Program (MAAP)
MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s) to purchase Class A and Class C shares. Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.
Systematic withdrawal plan
This plan may be used for routine bill payments or periodic withdrawals from your account of Class A and Class C shares. To establish:
●
Make sure you have at least $5,000 worth of shares in your account.
●
Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).
●
Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
●
Determine the schedule: monthly, quarterly, semiannually, annually, or in certain selected months.
●
Fill out the relevant part of the account application. To add a
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systematic withdrawal plan to an existing account, contact your financial professional or Signature Services.
Retirement plans
John Hancock funds offer a range of retirement plans, including Traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans, and SEPs. Using these plans, you can invest in any John Hancock fund. To find out more, call Signature Services at 800-225-5291.
John Hancock does not accept requests to establish new John Hancock custodial 403(b)(7) accounts, does not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts, and requires additional disclosure documentation if you direct John Hancock to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.
Disclosure of fund holdings
The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. All of the fund’s holdings as of the end of the second and fourth fiscal quarters will be disclosed on Form N-CSR within 70 days of the end of such fiscal quarters. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.
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Appendix 1 - Intermediary sales charge waivers

Intermediary sales charge waivers
Merrill Lynch, Pierce, Fenner & Smith Incorporated (Merrill)
Effective March 1, 2024, purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement“) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
●
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
●
Shares purchased through a Merrill investment advisory program
●
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
●
Shares purchased through the Merrill Edge Self-Directed platform
●
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
●
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
●
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)
●
Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
●
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
CDSC Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
●
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
●
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement Return of excess contributions from an Individual Retirement Account (IRA)
●
Shares sold due to return of excess contributions from an IRA account
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation Shares acquired through NAV reinstatement
●
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
●
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
●
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
●
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
Ameriprise Financial Services, Inc. (Ameriprise Financial)
Effective November 1, 2024, shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial
●
Transaction size breakpoints, as described in this prospectus or the SAI
●
Rights of accumulation (ROA), as described in this prospectus or the SAI
●
Letter of intent, as described in this prospectus or the SAI
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Your account
●
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
●
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)
●
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges
●
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members
●
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant
●
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)
CDSC Waivers on Class A and C Shares Purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:
●
Redemptions due to death or disability of the shareholder
●
Shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI
●
Redemptions made in connection with a return of excess contributions from an IRA account
●
Shares purchased through a Right of Reinstatement (as defined above)
●
Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Morgan Stanley Smith Barney (Morgan Stanley)
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account which is not held directly at the fund are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
●
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
●
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
●
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
●
Shares purchased through a Morgan Stanley self-directed brokerage account
●
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund by Morgan Stanley Wealth Management pursuant to its share class conversion program
●
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (Raymond James)
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James
●
Shares purchased in an investment advisory program
●
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
●
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
●
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
●
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
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CDSC Waivers on Class A and Class C shares available at Raymond James
●
Death or disability of the shareholder
●
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
●
Return of excess contributions from an IRA Account
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus
●
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
●
Shares acquired through a right of reinstatement
Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent
●
Breakpoints as described in the fund’s prospectus
●
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial professional about such assets
●
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets
Janney Montgomery Scott LLC (Janney)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney
●
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
●
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
●
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)
●
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
●
Shares acquired through a right of reinstatement
●
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC waivers on Class A and Class C shares available at Janney
●
Shares sold upon the death or disability of the shareholder
●
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
●
Shares purchased in connection with a return of excess contributions from an IRA account
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
●
Shares sold to pay Janney fees but only if the transaction is initiated by Janney
●
Shares acquired through a right of reinstatement
●
Shares exchanged into the same share class of a different fund
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
●
Breakpoints as described in the fund’s prospectus
●
Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial professional about such assets
●
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial professional about such assets
*Also referred to as an “initial sales charge.”
Edward D. Jones & Co., L.P. (Edward Jones)
Effective on or after September 3, 2024, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (SAI) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of John Hancock Investment Management, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
●
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
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Rights of Accumulation (ROA)
●
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of John Hancock Investment Management held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
●
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
●
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (LOI)
●
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
●
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
●
Shares purchased in an Edward Jones fee-based program.
●
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
●
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made from a share class that charges a front load and one of the following (Right of Reinstatement):
●
The redemption and repurchase occur in the same account.
●
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
●
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
●
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
●
Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
●
Purchases of Class 529-A shares made for recontribution of refunded amounts.
CDSC Waivers on Class A and Class C shares available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
●
The death or disability of the shareholder.
●
Systematic withdrawals with up to 10% per year of the account value.
●
Return of excess contributions from an Individual Retirement Account (IRA).
●
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
●
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
●
Shares exchanged in an Edward Jones fee-based program.
●
Shares acquired through NAV reinstatement.
●
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
●
Initial purchase minimum: $250
●
Subsequent purchase minimum: none
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Minimum Balances
●
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
●
A fee-based account held on an Edward Jones platform
●
A 529 account held on an Edward Jones platform
●
An account with an active systematic investment plan or LOI
Exchanging Share Classes
●
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
Robert W. Baird & Co. (Baird)
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC) waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A shares Available at Baird
●
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
●
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
●
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
●
Class C shares will be converted at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
●
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and Class C shares Available at Baird
●
Shares sold due to death or disability of the shareholder
●
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
●
Shares bought due to returns of excess contributions from an IRA Account
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus
●
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
●
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
●
Breakpoints as described in this prospectus
●
Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
●
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within the fund family through Baird, over a 13-month period of time
Stifel, Nicolaus & Company, Incorporated (Stifel)
Effective May 1, 2025, shareholders purchasing or holding shares of John Hancock Funds, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the fund’s SAI.
Rights of Accumulation
●
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in John Hancock Investment Management held by accounts within the purchaser’s household at Stifel. Ineligible assets include class A Money Market Funds not assessed a sales charge. Fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
●
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Class A Shares Front-End Sales Charge Waivers Available at Stifel
●
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
●
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
●
Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
●
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within John Hancock Investment Management.
●
Shares purchased from the proceeds of redeemed shares of John Hancock Investment Management so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are
44

Your account
sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
●
Shares from rollovers into Stifel from retirement plans to IRAs.
●
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
●
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
●
Charitable organizations and foundations, notably 501(c)(3) organizations.
CDSC waivers on Class A and C shares purchased through Stifel
●
Death or disability of the shareholder.
●
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
●
Return of excess contributions from an IRA Account.
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
●
Shares acquired through a right of reinstatement.
●
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
●
Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
●
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
J.P. MORGAN SECURITIES LLC
Effective October 1, 2023, if you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (SAI).
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
●
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
●
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
●
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
●
Shares purchased through rights of reinstatement.
●
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
●
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A share conversion
●
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC
●
Shares sold upon the death or disability of the shareholder.
●
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
●
Shares purchased in connection with a return of excess contributions from an IRA account.
●
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
●
Shares acquired through a right of reinstatement.
Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent
●
Breakpoints as described in the prospectus.
●
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
●
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
45

For more information
The following documents are available that offer further information on the fund:
Annual/semiannual reports to shareholders
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. In Form N-CSR, you will find the fund's annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.
To obtain a free copy of these documents or request other information
There are several ways you can get a current annual/semiannual report, Form N-CSR, other information such as fund financial statements that the fund files on Form N-CSR, prospectus, or SAI from John Hancock, request other information, or make inquiries:
Online:  jhinvestments.com
By mail:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
By EASI-Line:  800-338-8080 for Class A and Class C shares
By phone:  800-225-5291
By TTY:  Use your preferred technology and relay service, including “711” to contact us at 800-225-5291 for Class A, Class C, Class I, and Class R6 shares
You can also view or obtain copies of these documents through the SEC:
Online:  sec.gov
By email (duplicating fee required):  publicinfo@sec.gov

© 2025 John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116
800-225-5291, jhinvestments.com
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock, and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.
SEC file number: 811-05979
530PN 10/1/25

Statement of Additional Information
John Hancock Bond Trust
John Hancock California Tax-Free Income Fund
John Hancock Municipal Securities Trust
John Hancock Sovereign Bond Fund
John Hancock Strategic Series
October 1, 2025
	A	C	I	R2	R4	R5	R6	NAV
John Hancock Bond Trust
John Hancock High Yield Fund	JHHBX	JHYCX	JYHIX	N/A	N/A	N/A	JFHYX	—
John Hancock Investment Grade Bond Fund	TAUSX	TCUSX	TIUSX	JIGBX	JIGMX	N/A	JIGEX	—
John Hancock Short Duration Bond Fund	JSNAX	JSNCX	JSNIX	N/A	N/A	N/A	JSNRX	—
John Hancock California Tax-Free Income Fund
John Hancock California Municipal Bond Fund	TACAX	TCCAX	JCAFX	N/A	N/A	N/A	JCSRX	N/A
John Hancock Municipal Securities Trust
John Hancock High Yield Municipal Bond Fund	JHTFX	JCTFX	JHYMX	N/A	N/A	N/A	JCTRX	N/A
John Hancock Municipal Opportunities Fund	TAMBX	TBMBX	JTBDX	N/A	N/A	N/A	JTMRX	N/A
John Hancock Short Duration Municipal Opportunities Fund	JHSFX	JHSHX	JHSJX	N/A	N/A	N/A	JHSKX	N/A
John Hancock Sovereign Bond Fund
John Hancock Bond Fund	JHNBX	JHCBX	JHBIX	JHRBX	JBFRX	N/A	JHBSX	—
John Hancock Strategic Series
John Hancock Income Fund	JHFIX	JSTCX	JSTIX	JSNSX	JSNFX	JSNVX	JSNWX	N/A
This Statement of Additional Information (“SAI”) provides information about each fund listed above (each a “fund” and collectively, the “funds”). Each fund is a series of the Trust indicated above. The information in this SAI is in addition to the information that is contained in each fund’s prospectus dated October 1, 2025, as amended and supplemented from time to time (collectively, the “Prospectus”). The funds may offer other share classes that are described in separate prospectuses and SAIs.
This SAI is not a prospectus. It should be read in conjunction with the Prospectus. This SAI incorporates by reference the financial statements of each fund for the period ended May 31, 2025, as well as the related opinion of the fund’s independent registered public accounting firm, as included in the fund’s most recent Form N-CSR filing. The financial statements of each fund for the fiscal period ended May 31, 2025 are available through the following link(s):
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock, and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.
JH0531SAI

Form N-CSR filed July 24, 2025 for:
●
John Hancock High Yield Fund
John Hancock Investment Grade Bond Fund
John Hancock Short Duration Bond Fund
https://www.sec.gov/ix?doc=/Archives/edgar/data/315554/000114554925047461/8ddca0e66863a6e.htm
Form N-CSR filed July 24, 2025 for:
●
John Hancock California Municipal Bond Fund
https://www.sec.gov/ix?doc=/Archives/edgar/data/856671/000114554925047468/8ddca0427535a4e.htm
Form N-CSR filed July 24, 2025 for:
●
John Hancock High Yield Municipal Bond Fund
John Hancock Municipal Opportunities Fund
John Hancock Short Duration Municipal Opportunities Fund
https://www.sec.gov/ix?doc=/Archives/edgar/data/857769/000114554925047469/8ddca051af4062b.htm
Form N-CSR filed July 24, 2025 for:
●
John Hancock Bond Fund
https://www.sec.gov/ix?doc=/Archives/edgar/data/45288/000114554925047464/8ddca0a755f0617.htm
Form N-CSR filed July 24, 2025 for:
●
John Hancock Income Fund
https://www.sec.gov/Archives/edgar/data/792858/000114554925047470/8ddca048306f3a9.htm
A copy of a Prospectus, Form N-CSR, other information such as fund financial statements that the fund files on Form N-CSR, or an annual report to shareholders (each an “Annual Report”) can be obtained free of charge by contacting:
John Hancock Signature Services, Inc.
P.O. Box 219909
Kansas City, MO 64121-9909
800-225-5291
jhinvestments.com

Table of contents

Glossary

Term	Definition
“1933 Act”	the Securities Act of 1933, as amended
“1940 Act”	the Investment Company Act of 1940, as amended
“Advisers Act”	the Investment Advisers Act of 1940, as amended
“Advisor”	John Hancock Investment Management LLC, 200 Berkeley Street, Boston, Massachusetts 02116
“Advisory Agreement”	an investment advisory agreement or investment management contract between the Trust and the Advisor
“Affiliated Subadvisors”	Manulife Investment Management (US) LLC and CQS (US), LLC, as applicable
“affiliated underlying funds”	underlying funds that are advised by John Hancock’s investment advisor or its affiliates
“BDCs”	business development companies
“Board”	Board of Trustees of the Trust
“Brown Brothers Harriman”	Brown Brothers Harriman & Co.
“CATS”	Certificates of Accrual on Treasury Securities
“CBOs”	Collateralized Bond Obligations
“CCO”	Chief Compliance Officer
“CDSC”	Contingent Deferred Sales Charge
“CEA”	the Commodity Exchange Act, as amended
“CIBM”	China interbank bond market
“CLOs”	Collateralized Loan Obligations
“CMOs”	Collateralized Mortgage Obligations
“Code”	the Internal Revenue Code of 1986, as amended
“COFI floaters”	Cost of Funds Index
“CPI”	Consumer Price Index
“CPI-U”	Consumer Price Index for Urban Consumers
“CPO”	Commodity Pool Operator
“CFTC”	Commodity Futures Trading Commission
“Citibank”	Citibank, N.A., 388 Greenwich Street, New York, NY 10013
“Distributor”	John Hancock Investment Management Distributors LLC, 200 Berkeley Street, Boston, Massachusetts 02116
“EMU”	Economic and Monetary Union
“ETFs”	Exchange-Traded Funds
“ETNs”	Exchange-Traded Notes
“EU”	European Union
“Fannie Mae”	Federal National Mortgage Association
“FATCA”	Foreign Account Tax Compliance Act
“Fed”	U.S. Federal Reserve
“FHFA”	Federal Housing Finance Agency
“FHLBs”	Federal Home Loan Banks
“FICBs”	Federal Intermediate Credit Banks
“Fitch”	Fitch Ratings
“Freddie Mac”	Federal Home Loan Mortgage Corporation
“funds” or “series”	The John Hancock funds within this SAI as noted on the front cover and as the context may require
“funds of funds”	funds that seek to achieve their investment objectives by investing in underlying funds, as permitted by Section 12(d) of the 1940 Act and the rules thereunder
“GNMA”	Government National Mortgage Association
“HKSCC”	Hong Kong Securities Clearing Company
“IOs”	Interest-Only
“IRA”	Individual Retirement Account
“IRS”	Internal Revenue Service
“JHCT”	John Hancock Collateral Trust

Term	Definition
“JH Distributors”	John Hancock Distributors, LLC
“JHLICO New York”	John Hancock Life Insurance Company of New York
“JHLICO U.S.A.”	John Hancock Life Insurance Company (U.S.A.)
“LOI”	Letter of Intention
“LIBOR”	London Interbank Offered Rate
“MAAP”	Monthly Automatic Accumulation Program
“Manulife Financial” or “MFC”	Manulife Financial, a publicly traded company based in Toronto, Canada
“Manulife IM (US)”	Manulife Investment Management (US) LLC
“MiFID II”	Markets in Financial Instruments Directive
“Moody's”	Moody’s Investors Service, Inc
“NAV”	Net Asset Value
“NRSRO”	Nationally Recognized Statistical Rating Organization
“NYSE”	New York Stock Exchange
“OID”	Original Issue Discount
“OTC”	Over-The-Counter
“PAC”	Planned Amortization Class
“PFS”	Personal Financial Services
“POs”	Principal-Only
“PRC”	People's Republic of China
“REITs”	Real Estate Investment Trusts
“RIC”	Regulated Investment Company
“RPS”	John Hancock Retirement Plan Services
“SARSEP”	Salary Reduction Simplified Employee Pension Plan
“SEC”	Securities and Exchange Commission
“SEP”	Simplified Employee Pension
“SIMPLE”	Savings Incentive Match Plan for Employees
“S&P”	S&P Global Ratings
“SLMA”	Student Loan Marketing Association
“SOFR”	Secured Overnight Financing Rate
“SPACs”	Special Purpose Acquisition Companies
“State Street”	State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114
“subadvisor”	Any subadvisors employed by John Hancock within this SAI as noted in Appendix B and as the context may require
“TAC”	Target Amortization Class
“TIGRs”	Treasury Receipts, Treasury Investors Growth Receipts
“Trust”
John Hancock Bond Trust
John Hancock California Tax-Free Income Fund
John Hancock Capital Series
John Hancock Current Interest
John Hancock Exchange-Traded Fund Trust
John Hancock Funds II
John Hancock Funds III
John Hancock Investment Trust
John Hancock Investment Trust II
John Hancock Municipal Securities Trust
John Hancock Sovereign Bond Fund
John Hancock Strategic Series
John Hancock Variable Insurance Trust

“TSA”	Tax-Sheltered Annuity
“unaffiliated underlying funds”	underlying funds that are advised by an entity other than John Hancock’s investment advisor or its affiliates

Term	Definition
“underlying funds”	funds in which the funds of funds invest
“UK”	United Kingdom

Organization of the TRUSTS

Each Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end management investment company registered under the 1940 Act. Each fund is a diversified series of its respective Trust, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Each of California Municipal Bond Fund, High Yield Municipal Bond Fund, and Municipal Opportunities Fund (each, a “Tax-Free Fund” and collectively, “Tax-Free Funds”) and Short Duration Municipal Opportunities Fund invests primarily in tax-exempt securities. The following table sets forth the date each Trust was organized:
Trust	Date of Organization
John Hancock Bond Trust	November 29, 1984
John Hancock California Tax-Free Income Fund	October 16, 1989
John Hancock Municipal Securities Trust	November 13, 1989
John Hancock Sovereign Bond Fund	October 5, 1984
John Hancock Strategic Series	April 16, 1986
The Advisor is a Delaware limited liability company whose principal offices are located at 200 Berkeley Street, Boston, Massachusetts 02116. The Advisor is registered as an investment advisor under the Advisers Act. The Advisor is an indirect principally owned subsidiary of JHLICO U.S.A. JHLICO U.S.A. and its subsidiaries today offer a broad range of financial products, including life insurance, annuities, 401(k) plans, long-term care insurance, college savings, and other forms of business insurance. Additional information about John Hancock may be found on the Internet at johnhancock.com. The ultimate controlling parent of the Advisor is MFC, a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
The Advisor has retained for each fund a subadvisor that is responsible for providing investment advice to the fund subject to the review of the Board and the overall supervision of the Advisor.
Manulife Financial is a leading international financial services group with principal operations in Asia, Canada, and the United States. Operating primarily as John Hancock in the United States and Manulife elsewhere, it provides financial protection products and advice, insurance, as well as wealth and asset management services through its extensive network of solutions for individuals, groups, and institutions. Its global headquarters are in Toronto, Canada, and it trades as ‘MFC’ on the Toronto Stock Exchange, NYSE, and the Philippine Stock Exchange, and under '945' in Hong Kong. Manulife Financial can be found on the Internet at manulife.com.
The following table sets forth each fund's inception date:
Fund	Commencement of Operations
Bond Fund	September 15, 1995 (successor to Transamerica Investment Quality Bond Fund, which commenced operations on November 9, 1973)
California Municipal Bond Fund	December 29, 1989
High Yield Fund	October 26, 1987
High Yield Municipal Bond Fund	August 25, 1986
Income Fund	August 18, 1986
Investment Grade Bond Fund	December 31, 1991
Municipal Opportunities Fund	January 5, 1990
Short Duration Bond Fund	July 16, 2019
Short Duration Municipal Opportunities Fund	June 9, 2022
If a fund or share class has been in operation for a period that is shorter than the three-year fiscal period covered in this SAI, information is provided for the period the fund or share class, as applicable, was in operation.
Additional Investment Policies and Other Instruments

The principal strategies and risks of investing in each fund are described in the applicable Prospectus. Unless otherwise stated in the applicable Prospectus or this SAI, the investment objective and policies of each fund may be changed without shareholder approval. However, the respective investment objectives of Bond Fund and Income Fund are fundamental and may not be changed without shareholder approval. In addition, with respect to California Municipal Bond Fund, the policy of investing 80% of its net assets, plus amounts borrowed for investment purposes, in securities of any maturity exempt from federal and California personal income taxes is fundamental and may not be changed without shareholder approval. With respect to Municipal Opportunities Fund, the policy of investing 80% of its net assets, plus amounts borrowed for investment purposes, in tax exempt bonds of any maturity is fundamental and may not be changed without shareholder approval. With respect to High Yield Municipal Bond Fund, the policy of investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal bonds is fundamental and may not be changed without shareholder approval. With respect to Short Duration Municipal Opportunities Fund, the policy of investing at least 80% of net assets, plus amounts borrowed for investment purposes, in municipal bonds that pay interest exempt from federal income tax, is fundamental and may not be changed without shareholder approval. Each fund may invest in the instruments below, and such instruments and investment policies apply to each fund, but only if and to the extent that such policies are consistent with and permitted by a fund's investment objective and policies. Each fund may also have indirect exposure to the instruments described below through derivative contracts, if applicable. By owning shares of the underlying funds, each fund of funds indirectly invests in the securities and instruments held by the underlying funds and bears the same risks of such underlying funds.
Asset-Backed Securities
The securitization techniques used to develop mortgage securities also are being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.
Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than that of mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a fund’s ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Unless otherwise stated in its Prospectus, each of Investment Grade Bond Fund and Short Duration Bond Fund will only invest in asset-backed securities rated, at the time of purchase, “AA” or better by S&P or “AA” or better by Moody’s. Unless otherwise stated in its Prospectus, each other fund will only invest in asset-backed securities rated, at the time of purchase, “AA” or better by S&P or Fitch or “Aa” or better by Moody’s.
As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see “Types of Credit Support” below. When a fund invests in asset-backed securities, it will not limit its investments in asset-backed securities to those with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under the sub-section “Illiquid Securities” in this section below.
Types of Credit Support.  To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:
●
liquidity protection; and
●
default protection.
Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides protection against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
Some examples of credit support include:
●
“senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);
●
creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and
●
“over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).
The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.
The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.
Collateralized Debt Obligations.  CBOs, CLOs, other collateralized debt obligations, and other similarly structured securities (collectively, “CDOs”) are types of asset-backed securities. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many different types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CDOs may charge management fees and administrative expenses.
In a CDO structure, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. In the case of all CDO tranches, the market prices of and yields on tranches with longer terms to maturity tend to be more volatile than those of tranches with shorter terms to maturity due to the greater volatility and uncertainty of cash flows.
Borrowing
Unless otherwise prohibited, a fund may borrow money in an amount that does not exceed 33% of its total assets. Borrowing by a fund involves leverage, which may exaggerate any increase or decrease in a fund’s investment performance and in that respect may be considered a speculative practice. The interest that a fund must pay on any borrowed money, additional fees to maintain a line of credit or any minimum average balances required to be maintained are additional costs that will reduce or eliminate any potential investment income and may offset any capital gains. Unless the appreciation and income, if any, on the asset acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of a fund.
Brady Bonds
Brady Bonds are debt securities issued under the framework of the “Brady Plan,” an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (“Brady Bonds”). Brady Bonds also may be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, investments in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan are available.
Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:
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the exchange of outstanding commercial bank debt for bonds issued at 100% of face value that carry a below-market stated rate of interest (generally known as par bonds);
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bonds issued at a discount from face value (generally known as discount bonds);
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bonds bearing an interest rate which increases over time; and
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bonds issued in exchange for the advancement of new money by existing lenders.
Regardless of the stated face amount and interest rate of the various types of Brady Bonds, when investing in Brady Bonds, a fund will purchase Brady Bonds in secondary markets in which the price and yield to the investor reflect market conditions at the time of purchase.
Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the “IMF”), the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.
A fund may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a fund invests are likely to be acquired at a discount.
Callable Bonds
Callable bonds contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price that typically reflects a premium over the bonds’ original issue price. These bonds generally have call-protection (a period of time during which the bonds may not be called) that usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the fund, depending on the price at which such bonds were redeemed.
When feasible, Bond Fund will purchase debt securities that are non-callable.
Canadian and Provincial Government and Crown Agency Obligations
Canadian Government Obligations.  Canadian government obligations are debt securities issued or guaranteed as to principal or interest by the government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable government of Canada loans.
Canadian Crown Obligations.  Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency (“Crown Agencies”) pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown Agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:
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Export Development Corporation;
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Farm Credit Corporation;
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Federal Business Development Bank; and
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Canada Post Corporation.
In addition, certain Crown Agencies that are not, by law, agents of Her Majesty may issue obligations that, by statute, the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the government of Canada. Other Crown Agencies that are not, by law, agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the government of Canada. No assurance can be given that the government of Canada will support the obligations of Crown Agencies that are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.
Provincial Government Obligations.  Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.
Provincial Crown Agency Obligations.  Provincial Crown Agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency (“Provincial Crown Agencies”) pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain Provincial Crown Agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other Provincial Crown Agencies that are not, by law, agents of Her Majesty in right of a particular province of Canada may issue obligations that, by statute, the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other Provincial Crown Agencies that are not, by law, agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies that are not agents of Her Majesty and that it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:
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provincial railway corporation;
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provincial hydroelectric or power commission or authority;
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provincial municipal financing corporation or agency; and
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provincial telephone commission or authority.
Certificates of Deposit, Time Deposits, and Bankers’ Acceptances
Certificates of Deposit.  Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.
Time Deposits.  Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.
Bankers’ Acceptances.  Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.
These obligations are not insured by the Federal Deposit Insurance Corporation.

Commercial Paper and Short-Term Notes
Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
Variable Amount Master Demand Notes.  Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., “lending”) fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.
The subadvisor will only invest in variable amount master demand notes issued by companies that, at the date of investment, have an outstanding debt issue rated “Aaa” or “Aa” by Moody’s or “AAA” or “AA” by S&P or Fitch, and that the subadvisor has determined present minimal risk of loss. The subadvisor will look generally at the financial strength of the issuing company as “backing” for the note and not to any security interest or supplemental source, such as a bank letter of credit. A variable amount master demand note will be valued on each day a NAV is determined. The NAV generally will be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.
Common Stock
Stock market movements may lower the value of the funds’ investments in stocks. A company’s stock price also may fluctuate significantly in response to other factors such as disappointing earnings reports, loss of major customers, litigation or changes in government regulations affecting the company or its industry. The fund can invest in companies of any size, including small-capitalization and mid-capitalization companies whose stock prices may be more volatile than those of larger companies.
Conversion of Debt Securities
In the event debt securities held by a fund are converted to or exchanged for equity securities, the fund may continue to hold such equity securities, but only if and to the extent consistent with and permitted by its investment objective and policies.
Convertible Securities
Convertible securities may include corporate notes or preferred securities. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.
Corporate Obligations
Corporate obligations are bonds and notes issued by corporations to finance long-term credit needs.
Custodial Receipts
A fund may acquire custodial receipts for U.S. government securities. Custodial receipts evidence ownership of future interest payments, principal payments or both, and include TIGRs, and CATS. For certain securities law purposes, custodial receipts are not considered U.S. government securities.
Defaulted Securities
The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in a fund’s portfolio defaults, a fund may have unrealized losses on the security, which may lower the fund’s NAV. Defaulted securities tend to lose much of their value before they default. Thus, a fund’s NAV may be adversely affected before an issuer defaults. In addition, a fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.
Defaulted debt securities may be illiquid and, as such, will be part of the percentage limits on investments in illiquid securities discussed under “Additional Investment Policies – Illiquid Securities.”
Depositary Receipts
Securities of foreign issuers may include American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, International Depositary Receipts, and Non-Voting Depositary Receipts (“ADRs,” “EDRs,” “GDRs,” “IDRs,” and “NVDRs,” respectively, and collectively, “Depositary Receipts”). Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security and will reflect any changes in exchange rates. An investment in ADRs involves risks associated with investing in foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the United States, and, therefore, there may not be a correlation between that information and the market value of an unsponsored ADR.
EDRs, GDRs, IDRs, and NVDRs are receipts evidencing an arrangement with a foreign bank or exchange affiliate similar to that for ADRs and are designed for use in foreign securities markets. EDRs, GDRs, IDRs, and NVDRs are not necessarily quoted in the same currency as the underlying security. NVDRs do not have voting rights.
Exchange-Traded Notes
ETNs are senior, unsecured, unsubordinated debt securities the returns of which are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision by a fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.
ETNs also are subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how a fund characterizes and treats ETNs for tax purposes.
An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.
Fixed-Income Securities
Investment grade bonds are rated at the time of purchase in the four highest rating categories by a NRSRO, such as those rated “Aaa,” “Aa,” “A” and “Baa” by Moody’s, or “AAA,” “AA,” “A” and “BBB” by S&P or Fitch. Obligations rated in the lowest of the top four rating categories (such as “Baa” by Moody’s or “BBB” by S&P or Fitch) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. In addition, it is possible that Moody’s, S&P, Fitch and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a fund, although a subadvisor will consider these events in determining whether it should continue to hold the securities. No more than 25% of California Municipal Bond Fund's total assets will be invested in unrated debt obligations (excluding pre-refunded securities secured with high quality U.S. government or similar securities.)
In general, the ratings of Moody’s, S&P, and Fitch represent the opinions of these agencies as to the quality of the securities that they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by a fund as initial criteria for the selection of portfolio securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the ratings of Moody’s, S&P, and Fitch and their significance.
Foreign Government Securities
Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of foreign government securities have different kinds of government support. For example, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of a fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments. Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities.
Fund-Specific Policies Regarding Corporate Debt Securities
A fund may purchase corporate debt securities bearing fixed or fixed and contingent interest as well as those that carry certain equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, or participations based on revenues, sales or profits. A fund may purchase preferred securities. Bond Fund and Investment Grade Bond Fund will not exercise any such conversion, exchange or purchase rights if, at the time, the value of all equity interests so owned would exceed 10% of the fund’s total assets taken at market value.
Fund-Specific Policies regarding Investments in Foreign Securities
Income Fund may invest in debt obligations (denominated in U.S. dollars or in foreign currencies) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank), and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities. The fund also may invest in debt securities that are issued by U.S. corporations and denominated in non-U.S. currencies. No more than 25% of the fund’s total assets, at the time of purchase, will be invested in government securities of any one foreign country. The percentage of the fund’s assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies), as well as technical and political data. The fund may invest in any country in which the subadvisor believes there is a potential to achieve the fund’s investment objective. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. The value of portfolio securities denominated in foreign currencies may increase or decrease in response to changes in currency exchange rates. The fund will incur costs in connection with converting between currencies.
Certain funds may invest in U.S. dollar-denominated securities of foreign and U.S. issuers that are issued outside of the United States. These securities may include, for example, obligations of the World Bank and medium-term debt obligations of governmental issuers. Foreign companies may not be subject to accounting standards and government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign markets generally provide less liquidity than U.S. markets (and thus potentially greater price volatility) and typically provide fewer regulatory protections for investors. Foreign securities can also be affected by political or financial instability abroad. It is anticipated that under normal conditions, each fund will not invest more than 25% of its total assets in U.S. dollar-denominated foreign securities (excluding U.S. dollar-denominated Canadian securities).
High Yield (High Risk) Domestic Corporate Debt Securities
High yield corporate debt securities (also known as “junk bonds”) include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates, except bank loans, which usually have floating rates. Bonds also may have variable rates of interest, and debt securities may involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). Today, much high yield debt is used for general corporate purposes, such as financing capital needs or consolidating and paying down bank lines of credit.
The secondary market for high yield U.S. corporate debt securities is concentrated in relatively few market makers and is dominated by institutional investors, including funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield U.S. corporate debt securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a fund to obtain precise valuations of the high yield securities in its portfolio.
A fund is not obligated to dispose of securities whose issuers subsequently are in default or that are downgraded below the rating requirements that the fund imposes at the time of purchase.
Hybrid Instruments
Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument.
Characteristics of Hybrid Instruments.  Generally, a hybrid instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:
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prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”); or
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an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “benchmarks”).
Hybrid instruments may take a variety of forms, including, but not limited to:
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debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time;
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preferred stock with dividend rates determined by reference to the value of a currency; or

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convertible securities with the conversion terms related to a particular commodity.
Uses of Hybrid Instruments.  Hybrid instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.
One approach is to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.
The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give a fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of a fund may decline if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.
Structured Notes.  Structured notes include investments in an entity, such as a trust, organized and operated solely for the purpose of restructuring the investment characteristics of various securities. This type of restructuring involves the deposit or purchase of specified instruments and the issuance of one or more classes of securities backed by, or representing interests, in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics, such as varying maturities, payment priorities or interest rate provisions. The extent of the income paid by the structured notes is dependent on the cash flow of the underlying instruments.
Illiquid Securities
A fund may not invest more than 15% of its net assets in securities that cannot be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment (“illiquid securities”). Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a fund can expect to be exposed to greater liquidity risk.
Illiquid securities may include, but are not limited to: (a) securities (except for Section 4(a)(2) Commercial Paper, discussed below) that are not eligible for resale pursuant to Rule 144A under the 1933 Act; (b) repurchase agreements maturing in more than seven days (except for those that can be terminated after a notice period of seven days or less); (c) IOs and POs of non-governmental issuers; (d) time deposits maturing in more than seven days; (e) federal fund loans maturing in more than seven days; (f) bank loan participation interests; (g) foreign government loan participations; (h) municipal leases and participations therein; and (i) any other securities or other investments for which a liquid secondary market does not exist.
Each Trust has implemented a written liquidity risk management program (the “LRM Program”) and related procedures to manage the liquidity risk of a fund in accordance with Rule 22e-4 under the 1940 Act (“Rule 22e-4”). Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Board has designated the Advisor to serve as the administrator of the LRM Program and the related procedures. As a part of the LRM Program, the Advisor is responsible to identify illiquid investments and categorize the relative liquidity of a fund’s investments in accordance with Rule 22e-4. Under the LRM Program, the Advisor assesses, manages, and periodically reviews a fund’s liquidity risk, and is responsible to make periodic reports to the Board and the SEC regarding the liquidity of a fund’s investments, and to notify the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of a fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRM Program.
Commercial paper issued in reliance on Section 4(a)(2) of the 1933 Act (“Section 4(a)(2) Commercial Paper”) is restricted as to its disposition under federal securities law, and generally is sold to institutional investors, such as the funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(a)(2) Commercial Paper normally is resold to other institutional investors, like the funds, through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) Commercial Paper, thus providing liquidity.
If the Advisor determines, pursuant to the LRM Program and related procedures, that specific Section 4(a)(2) Commercial Paper or securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A under the 1933 Act or other exemptions from the registration requirements of the 1933 Act are liquid, they will not be subject to a fund’s limitation on investments in illiquid securities. Investing in Section 4(a)(2) Commercial Paper could have the effect of increasing the level of illiquidity in a fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.
Indexed Securities
Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities also are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price.
Each of High Yield Fund and the Tax-Free Funds may invest up to 10% of its total assets in indexed securities, including floating rate securities that are subject to a maximum interest rate (“capped floaters”) and leveraged inverse floating rate securities.
Index-Related Securities (“Equity Equivalents”)
A fund may invest in certain types of securities that enable investors to purchase or sell shares in a basket of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others DIAMONDS (interests in a basket of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or S&P Depositary Receipts (an ETF that tracks the S&P 500 Index). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.
Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund’s assets across a broad range of securities.
To the extent a fund invests in securities of other investment companies, including Equity Equivalents, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operations. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.
The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting Equity Equivalents could adversely affect the liquidity and value of the shares of a fund.
Inflation-Indexed Bonds
Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a CPI). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.
U.S. Treasury Inflation Protected Securities (“TIPS”) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semiannual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.
If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.
While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.
The inflation adjustment of TIPS is tied to the CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.
Interfund Lending
Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by the Advisor or any other investment advisor under common control with the Advisor, subject to the fundamental restrictions on borrowing and lending applicable to the fund. Although High Yield Municipal Bond Fund, Income Fund, Municipal Opportunities Fund, and Short Duration Municipal Opportunities Fund are authorized to participate fully in this program, each of California Municipal Bond Fund and High Yield Fund is subject to a fundamental investment restriction that prohibits lending through the program, and each of Bond Fund and Investment Grade Bond Fund is subject to a fundamental investment restriction that prohibits borrowing through the program.
A fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and a fund will lend through the program only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund or from a borrowing fund could result in a lost investment opportunity or additional borrowing costs.
Investment in Other Investment Companies
A fund may invest in other investment companies (including closed-end investment companies, unit investment trusts, open-end investment companies, investment companies exempted from registration under the 1940 Act pursuant to the rules thereunder and other pooled vehicles) to the extent permitted by federal securities laws, including Section 12 of the 1940 Act, and the rules, regulations and interpretations thereunder. A fund may invest in other investment companies beyond the statutory limits set forth in Section 12 of the 1940 Act (“statutory limits”) to the extent permitted by an exemptive rule adopted by the SEC or pursuant to an exemptive order obtained from the SEC.
Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities when traded OTC or at discounts to their NAVs. Others are continuously offered at NAV, but also may be traded in the secondary market.
Investments in Creditors’ Claims
Creditors’ claims in bankruptcy (“Creditors’ Claims”) are rights to payment from a debtor under the U.S. bankruptcy laws. Creditors’ Claims may be secured or unsecured. A secured claim generally receives priority in payment over unsecured claims.
Sellers of Creditors’ Claims can either be: (i) creditors that have extended unsecured credit to the debtor company (most commonly trade suppliers of materials or services); or (ii) secured creditors (most commonly financial institutions) that have obtained collateral to secure an advance of credit to the debtor. Selling a Creditors’ Claim offers the creditor an opportunity to turn a claim that otherwise might not be satisfied for many years into liquid assets.
A Creditors’ Claim may be purchased directly from a creditor although most are purchased through brokers. A Creditors’ Claim can be sold as a single claim or as part of a package of claims from several different bankruptcy filings. Purchasers of Creditors’ Claims may take an active role in the reorganization process of the bankrupt company and, in certain situations in which a Creditors’ Claim is not paid in full, the claim may be converted into stock of the reorganized debtor.
Although Creditors’ Claims can be sold to other investors, the market for Creditors’ Claims is not liquid and, as a result, a purchaser of a Creditors’ Claim may be unable to sell the claim or may have to sell it at a drastically reduced price. There is no guarantee that any payment will be received from a Creditors’ Claim, especially in the case of unsecured claims.
Lending of Securities
A fund may lend its securities so long as such loans do not represent more than 33 1∕3% of its total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral will consist of cash (including U.S. dollars and foreign currency), cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. If the market value of the loaned securities declines, the borrower may request that some collateral be returned.

During the existence of the loan, a fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. If the fund receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not be eligible for the dividends-received deduction (the “DRD”) for corporate shareholders or for treatment as qualified dividend income for individual shareholders. The DRD and qualified dividend income are discussed more fully in this SAI under “Additional Information Concerning Taxes.”
As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Advisor, which may incentivize the Advisor to lend fund securities to benefit this affiliate. The Advisor maintains robust oversight of securities lending activity and seeks to ensure that all lending activity undertaken by a fund is in the fund's best interests. A fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, a fund may lose its right to vote its shares of the loaned securities at a shareholder meeting if the subadvisor does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled securities in advance of the record date for the meeting.
Each Trust, on behalf of its funds, may enter into an agency agreement for securities lending transactions (“Securities Lending Agreement”) with one or more of the following: National Financial Services LLC; Goldman Sachs Bank USA; and State Street Bank (each, a “Securities Lending Agent”). Pursuant to each Securities Lending Agreement, the Securities Lending Agent acts as securities lending agent for a fund and administers the fund’s securities lending program. During the fiscal year, each Securities Lending Agent performed various services for the applicable funds, including the following: (i) lending portfolio securities, previously identified by the fund as available for loan, and held by the fund’s custodian (“Custodian”) on behalf of the fund, to borrowers identified by the fund in the Securities Lending Agreement; (ii) instructing the Custodian to receive and deliver securities, as applicable, to effect such loans; (iii) locating borrowers; (iv) monitoring daily the market value of loaned securities; (v) ensuring daily movement of collateral associated with loan transactions; (vi) marking to market loaned securities and non-cash collateral; (vii) monitoring dividend activity with respect to loaned securities; (viii) negotiating loan terms with the borrowers; (ix) recordkeeping and account servicing related to securities lending activities; and (x) arranging for the return of loaned securities at the termination of the loan. Under each Securities Lending Agreement, the Securities Lending Agent generally will bear the risk that a borrower may default on its obligation to return loaned securities.
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when the fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which the fund may lend securities and the fund may lend securities to only one or a small group of borrowers. In addition, under each Securities Lending Agreement, loans may be made to affiliates of the Securities Lending Agent as identified in the applicable Securities Lending Agreement.
Cash collateral may be invested by a fund in JHCT, a privately offered 1940 Act registered government money market fund. Investment of cash collateral offers the opportunity for a fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the fund’s shares in the collateral pool decrease below the NAV at which such shares were purchased.
For each fund that engaged in securities lending activities during the fiscal period ended May 31, 2025, the following tables detail the amounts of income and fees/compensation related to such activities during the period. Any fund not listed below did not engage in securities lending activities during the fiscal period ended May 31, 2025.
Fund Name	Bond Fund	High Yield Fund	Income Fund	Investment Grade Bond Fund
Gross Income from securities lending activities ($)	4,966,393	421,398	576,367	133,359
Fees and/or compensation for securities lending activities and related service:
Fees paid to securities lending agent from a revenue split ($)	59,103	5,556	11,493	1,958
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split ($)	103,649	8,253	11,199	2,882
Administrative fees not included in revenue split ($)
Indemnification fee not included in revenue split ($)
Rebate (paid to borrower) ($)	4,270,439	355,087	449,590	110,905
Other fees not included in revenue split (specify) ($)
Aggregate fees/compensation for securities lending activities ($)	4,433,191	368,896	472,282	115,745
Net Income from securities lending activities ($)	533,202	52,502	104,085	17,614

Fund Name	Short Duration Bond Fund
Gross Income from securities lending activities ($)	46,692
Fees and/or compensation for securities lending activities and related service:
Fees paid to securities lending agent from a revenue split ($)	397
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split ($)	903
Administrative fees not included in revenue split ($)
Indemnification fee not included in revenue split ($)
Rebate (paid to borrower) ($)	41,529
Other fees not included in revenue split (specify) ($)
Aggregate fees/compensation for securities lending activities ($)	42,829
Net Income from securities lending activities ($)	3,863
Loan Participations and Assignments; Term Loans
Loan participations are loans or other direct debt instruments that are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
When a fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.
A term loan is typically a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A delayed draw loan is a special feature in a term loan that permits the borrower to withdraw predetermined portions of the total amount borrowed at certain times. If a fund enters into a commitment with a borrower regarding a delayed draw term loan or bridge loan, the fund will be obligated on one or more dates in the future to lend the borrower monies (up to an aggregate stated amount) if called upon to do so by the borrower. Once repaid, a term loan cannot be drawn upon again.
Investments in loans and loan participations will subject a fund to liquidity risk. Loans and loan participations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to restrictions on resale, thereby making them potentially illiquid. For example, the purchase or sale of loans requires, in many cases, the consent of either a third party (such as the lead or agent bank for the loan) or of the borrower, and although such consent is, in practice, infrequently withheld, the consent requirement can delay a purchase or hinder a fund’s ability to dispose of its investments in loans in a timely fashion. In addition, in some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what a subadvisor believes to be a fair price.
Corporate loans that a fund may acquire or in which a fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, leverage recapitalizations and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions and greater credit risk than other investments.
Certain of the loan participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring a fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The borrower of a loan in which a fund holds an interest (including through a loan participation) may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among other things. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a fund derives interest income will be reduced. The effect of prepayments on a fund’s performance may be mitigated by the receipt of prepayment fees, and the fund’s ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.
A fund may invest in loans that pay interest at fixed rates and loans that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate, such as the Prime Rate (the interest rate that banks charge their most creditworthy customers) or another generally recognized base lending rate. Most floating rate loans are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. In addition, floating rate loans also are normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. While the seniority in rank and the security interest are helpful in reducing credit risk, such risk is not eliminated. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general, or if interest rates decline. While, because of this interest rate reset feature, loans with resetting interest rates provide a considerable degree of protection against rising interest rates, there is still potential for interest rates on such loans to lag changes in interest rates in general for some period of time. In addition, changes in interest rates will affect the amount of interest income paid to a fund as the floating rate instruments adjust to the new levels of interest rates. In a rising base rate environment, income generation generally will increase. Conversely, during periods when the base rate is declining, the income generating ability of the loan instruments will be adversely affected.
Investments in many loans have additional risks that result from the use of agents and other interposed financial institutions. Many loans are structured and administered by a financial institution (e.g., a commercial bank) that acts as the agent of the lending syndicate. The agent typically administers and enforces the loan on behalf of the other lenders in the lending syndicate. In addition, an institution, typically but not always the agent, holds the collateral, if any, on behalf of the lenders. A financial institution’s employment as an agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent’s general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.
Loans and Other Direct Debt Instruments
Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. It is unclear whether these protections are available to investments in loans and other forms of direct indebtedness under certain circumstances, in which case such risks may be increased.
A fund may be in possession of material non-public information about a borrower as a result of owning a floating rate instrument issued by such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a fund might be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so.
Market Capitalization Weighted Approach
A fund’s structure may involve market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting may be adjusted by a subadvisor, for a variety of reasons. A fund may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum portion of the assets of the fund. Additionally, a subadvisor may consider such factors as free float, price momentum, short-run reversals, trading strategies, size, relative price, liquidity, profitability, investment characteristics and other factors determined to be appropriate by a subadvisor given market conditions. In assessing relative price, a subadvisor may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, a subadvisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The criteria a subadvisor uses for assessing relative price and profitability are subject to change from time to time. A subadvisor may exclude the eligible security of a company that meets applicable market capitalization criterion if it determines, in its judgment, that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting. A further deviation may occur due to holdings in securities received in connection with corporate actions. A subadvisor may consider a small capitalization company’s investment characteristics as compared to other eligible companies when making investment decisions and may exclude a small capitalization company with high asset growth. In assessing a company’s investment characteristics, a subadvisor may consider ratios such as recent changes in assets divided by total assets. A fund will generally not exclude more than 5% of the eligible small capitalization company universe within each eligible country based on such investment characteristics. The criteria a subadvisor uses for assessing a company’s investment characteristics is subject to change from time to time.
Adjustment for free float modifies market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management); (ii) treasury shares; or (iii) shares subject to foreign ownership restrictions.
Furthermore, a subadvisor may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of a fund’s assets, may be invested in interest-bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting. A further deviation may occur due to holdings in securities received in connection with corporate actions.
Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, would be purchased under a market capitalization weighted approach. Generally, changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price changes of such securities. On at least a semiannual basis, a subadvisor will identify companies whose stock is eligible for investment by the fund. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from a subadvisor’s then-current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. Such deviation could be substantial if a significant amount of holdings of a fund change in value sufficiently to be excluded from the requirement for eligible securities but not by a sufficient amount to warrant their sale.
Country weights may be based on the total market capitalization of companies within each country. The country weights may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, a subadvisor may limit or fix the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also vary due to general day-to-day trading patterns and price movements. The weighting of countries may vary from their weighting in published international indices.
Money Market Instruments
Money market instruments (and other securities as noted under each fund description) may be purchased for temporary defensive purposes or for short-term investment purposes. General overnight cash held in a fund's portfolio may also be invested in JHCT, a privately offered 1940 Act registered government money market fund subadvised by Manulife IM (US), an affiliate of the Advisor, that is part of the same group of investment companies as the fund and that is offered exclusively to funds in the same group of investment companies.
Mortgage Dollar Rolls
Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) on a specified future date. During the roll period, a fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. A fund also may be compensated by receipt of a commitment fee. Dollar roll transactions involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities. A mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund’s NAV per share. Please see “Government Regulation of Derivatives” section for additional information. For financial reporting and tax purposes, the funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
Mortgage Securities
Prepayment of Mortgages.  Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, when a fund invests in mortgage securities, it receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.
In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.
Adjustable Rate Mortgage Securities.  Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that, unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or “margin” to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:
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one-year, three-year and five-year constant maturity Treasury Bill rates;
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three-month or six-month Treasury Bill rates;
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11th District Federal Home Loan Bank Cost of Funds;
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National Median Cost of Funds; or
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one-month, three-month, six-month or one-year SOFR and other market rates.
During periods of increasing rates, a fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or “cap rates” for a particular mortgage. In this event, the value of the mortgage securities held by a fund would likely decrease. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages that remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a fund’s NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.
Privately Issued Mortgage Securities.  Privately issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued CMOs, as further described below. Privately issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:
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mortgage bankers;
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commercial banks;
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investment banks;
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savings and loan associations; and
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special purpose subsidiaries of the foregoing.
Since privately issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately issued mortgage securities, see “Types of Credit Support” below. To the extent that a fund invests in mortgage securities, it will not limit its investments in mortgage securities to those with credit enhancements.
Collateralized Mortgage Obligations.  CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a “tranche,” may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.
The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so-called “subprime mortgages” (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher, which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.
CMOs purchased by a fund may be:
1
collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;
2
collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or
3
securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

Separate Trading of Registered Interest and Principal of Securities.  Separately traded interest components of securities may be issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Under the Separate Trading of Registered Interest and Principal of Securities program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.
Stripped Mortgage Securities.  Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which a fund invests. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed a fund’s limitation on investments in illiquid securities.
Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.
As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and this SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and this SAI, is expected to contribute to the relative stability of a fund’s NAV.
Similar securities such as Super Principal Only (“SPO”) and Levered Interest Only (“LIO”) are more volatile than POs and IOs. Risks associated with instruments such as SPOs are similar in nature to those risks related to investments in POs. Risks associated with LIOs and IOettes (a.k.a. “high coupon bonds”) are similar in nature to those associated with IOs. Other similar instruments may develop in the future.
Under the Code, POs may generate taxable income from the current accrual of OID, without a corresponding distribution of cash to a fund.
Inverse Floaters.   Inverse floaters may be issued by agencies or instrumentalities of the U.S. government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which a fund invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid. Any illiquid inverse floaters, together with any other illiquid investments, will not exceed a fund’s limitation on investments in illiquid securities.
Inverse floaters are derivative mortgage securities that are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.
Types of Credit Support.  Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is included in “Asset-Backed Securities.”
Municipal Obligations
The two principal classifications of municipal obligations are general obligations and revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or in some cases from the proceeds of a special excise or other tax. For example, industrial development and pollution control bonds are in most cases revenue obligations since payment of principal and interest is dependent solely on the ability of the user of the facilities financed or the guarantor to meet its financial obligations, and in certain cases, the pledge of real and personal property as security for payment.
Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or both, or imposing other constraints upon enforcement of such obligations. There also is the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

High Yield Fund may invest up to 10% of its total assets in municipal obligations, including municipal bonds issued at a discount, in circumstances where the subadvisor determines that investing in such obligations would facilitate the fund’s ability to accomplish its investment objectives.
Municipal Bonds.  Municipal bonds are issued to obtain funding for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by a subadvisor in determining whether a municipal obligation meets investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.
The yields or returns of municipal bonds depend on a variety of factors, including general market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating (if any) of the issue. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of various municipal bonds that they undertake to rate. It should be emphasized, however, that ratings are not absolute standards of quality. For example, depending on market conditions, municipal bonds with the same maturity and stated interest rate, but with different ratings, may nevertheless have the same yield. See Appendix A for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of municipal bonds.
The effects of a widespread health crisis such as a global pandemic could affect the ability of states and their political subdivisions to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
Municipal Bonds Issued by the Commonwealth of Puerto Rico.  Municipal obligations issued by the Commonwealth of Puerto Rico and its agencies, or other U.S. territories, generally are tax-exempt.
Adverse economic, market, political, or other conditions within Puerto Rico may negatively affect the value of a fund’s holdings in municipal obligations issued by the Commonwealth of Puerto Rico and its agencies.
Puerto Rico has faced and continues to face significant fiscal challenges, including persistent government budget deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate. In recent years, several rating organizations have downgraded a number of securities issued in Puerto Rico to below investment-grade or placed them on “negative watch.” Puerto Rico has previously missed payments on its general obligation debt. As a result of Puerto Rico's fiscal challenges, it entered into a process analogous to a bankruptcy proceeding in U.S. courts. Recently, Puerto Rico received court approval to be released from bankruptcy through a large restructuring of its U.S. municipal debt. The restructuring was recommended by an oversight board, an unelected body that shares power with elected officials, that is federally mandated to oversee Puerto Rico's finances. Pursuant to federal law, the oversight board will remain intact and can only disband after Puerto Rico experiences four consecutive years of balanced budgets. Any future defaults, or actions by the oversight board, among other factors, could have a negative impact on the marketability, liquidity, or value of certain investments held by a fund and could reduce a fund’s performance.
Municipal Notes.  Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes, project notes and construction loan notes.
Tax-Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are specifically payable from these particular future tax revenues.
Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds for the repayment of the notes.
Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of specific types of revenue, other than taxes, such as federal revenues available under Federal Revenue Sharing Programs.
Project Notes. Project notes are backed by an agreement between a local issuing agency and the Federal Department of Housing and Urban Development (“HUD”) and carry a U.S. government guarantee. These notes provide financing for a wide range of financial assistance programs for housing, redevelopment and related needs (such as low-income housing programs and urban renewal programs). Although they are the primary obligations of the local public housing agencies or local urban renewal agencies, the HUD agreement provides for the additional security of the full faith and credit of the U.S. government. Payment by the United States pursuant to its full faith and credit obligation does not impair the tax-exempt character of the income from project notes.

Construction Loan Notes. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of construction loan notes, is sometimes provided by a commitment by GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by the commitments of banks to purchase the loan.
Municipal Commercial Paper.  Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.
High Yield (High Risk) Municipal Debt Obligations.  Municipal bonds rated “BBB” or “BB” by S&P or Fitch, or “Baa” or “Ba” by Moody’s, or lower (and their unrated equivalents) are considered to have some speculative characteristics and, to varying degrees, can pose special risks generally involving the ability of the issuer to make payment of principal and interest to a greater extent than higher rated securities.
A subadvisor may be authorized to purchase lower-rated municipal bonds when, based upon price, yield and its assessment of quality, investment in these bonds is determined to be consistent with a fund’s investment objectives. The subadvisor will evaluate and monitor the quality of all investments, including lower-rated bonds, and will dispose of these bonds as determined to be necessary to assure that the fund’s portfolio is constituted in a manner consistent with these objectives. To the extent that a fund’s investments in lower-rated municipal bonds emphasize obligations believed to be consistent with the goal of preserving capital, these obligations may not provide yields as high as those of other obligations having these ratings, and the differential in yields between these bonds and obligations with higher quality ratings may not be as significant as might otherwise be generally available. The Prospectus for certain funds includes additional information regarding a fund’s ability to invest in lower-rated debt obligations under “Principal investment strategies.”
Participation Interests in Tax-Exempt Securities
Each Tax-Free Fund and Short Duration Municipal Opportunities Fund may purchase from financial institutions tax-exempt participation interests in tax-exempt securities. A participation interest gives a fund an undivided interest in the tax-exempt security in the proportion that the fund’s participation interest bears to the total amount of the tax-exempt security. For certain participation interests, a fund will have the right to demand payment, on a specified number of days’ notice, for all or any part of the fund’s participation interest in the tax-exempt security plus accrued interest. Participation interests that are determined to be not readily marketable will be considered illiquid for purposes of a fund's limitation on investments in illiquid securities.
Each Tax-Free Fund and Short Duration Municipal Opportunities Fund may invest in Certificates of Participation (“COPs”), which provide participation interests in lease revenues. Each COP represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (e.g., schools, dormitories, office buildings or prisons) or the acquisition of equipment. In certain states, such as California, COPs constitute a majority of new municipal financing issues. The facilities typically are used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Participation interests in municipal lease obligations will not be considered illiquid for purposes of each fund’s respective limitation on investments in illiquid securities, provided the subadvisor determines that there is a readily available market for such securities. An investment in COPs is subject to the risk that a municipality may not appropriate sufficient funds to meet payments on the underlying lease obligation.
In reaching liquidity decisions, the subadvisor will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.) With respect to municipal lease obligations, the subadvisor also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) an analysis of factors similar to that performed by NRSROs in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be canceled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of non-appropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the subadvisor.
In general, High Yield Municipal Bond Fund, Municipal Opportunities Fund and Short Duration Municipal Opportunities Fund also may make purchases and sales to restructure the portfolio in terms of average maturity, quality, coupon yield or diversification for any one or more of the following purposes: (a) to increase income, (b) to improve portfolio quality, (c) to minimize capital depreciation, (d) to realize gains or losses, or (e) for such other reasons as the subadvisor deems relevant in light of economic or market conditions.
Preferred Stocks
Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.
Repurchase Agreements, Reverse Repurchase Agreements, and Sale-Buybacks
Repurchase agreements are arrangements involving the purchase of an obligation and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed-upon price. A repurchase agreement can be viewed as a loan made by a fund to the seller of the obligation with such obligation serving as collateral for the seller’s agreement to repay the amount borrowed with interest. Repurchase agreements provide the opportunity to earn a return on cash that is only temporarily available. Repurchase agreements may be entered with banks, brokers, or dealers. However, a repurchase agreement will only be entered with a broker or dealer if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased decrease below the resale price.
Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.
The subadvisor shall engage in a repurchase agreement transaction only with those banks or broker dealers who meet the subadvisor’s quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Advisor also may engage in repurchase agreement transactions on behalf of the funds. The counterparties to a repurchase agreement transaction are limited to a:
●
Federal Reserve System member bank;
●
primary government securities dealer reporting to the Federal Reserve Bank of New York’s Market Reports Division; or
●
broker dealer that reports U.S. government securities positions to the Federal Reserve Board.
A fund also may participate in repurchase agreement transactions utilizing the settlement services of clearing firms that meet the subadvisor's creditworthiness requirements.
The Advisor and the subadvisor will continuously monitor repurchase agreement transactions to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the obligation.
The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. A fund also might incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.
Under a reverse repurchase agreement, a fund sells a debt security and agrees to repurchase it at an agreed-upon time and at an agreed-upon price. The fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed-upon future date, the fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the fund receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund’s NAV per share.
A fund may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the fund's repurchase of the underlying security.
Subject to the requirements noted under “Government Regulation of Derivatives”, a fund will either treat reverse repurchase agreements and similar financings, including sale-buybacks, as derivatives subject to the Derivatives Rule limitations or not as derivatives and treat reverse repurchase agreements and similar financings transactions as senior securities equivalent to bank borrowings subject to asset coverage requirements of Section 18 of the 1940 Act. A fund will ensure that its repurchase agreement transactions are “fully collateralized” by maintaining in a custodial account cash, Treasury bills, other U.S. government securities, or certain other liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.
Fund-Specific Policies Regarding Reverse Repurchase Agreements.  A fund may enter into reverse repurchase agreements that involve the sale of government securities held in its portfolio to a bank. High Yield Municipal Bond Fund, Investment Grade Bond Fund, Municipal Opportunities Fund and Short Duration Bond Fund also may enter into reverse repurchase agreements that involve the sale of such securities to a securities firm.
Each of High Yield Fund and High Yield Municipal Bond Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate more than 33 1/3% of the market value of the fund’s total assets. Income Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate more than 33% of the market value of the fund’s total assets (See “Additional Investments – Borrowing”).

California Municipal Bond Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 15% of the fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. Municipal Opportunities Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 15% of the fund’s total assets. Bond Fund, Investment Grade Bond Fund and Short Duration Bond Fund will not enter into reverse repurchase agreements or borrow money, except that as a temporary measure for extraordinary or emergency purposes each fund may borrow from banks in aggregate amounts at any one time outstanding not exceeding 33 1/3% of the total assets (including the amount borrowed) of the fund valued at market.
High Yield Municipal Bond Fund will not make additional investments while borrowings (including reverse repurchase agreements) exceed 5% of the fund’s total assets. Each of Bond Fund, California Municipal Bond Fund, and Municipal Opportunities Fund may not purchase additional securities while all borrowings exceed 5% of the fund’s total assets. Investment Grade Bond Fund may not purchase additional securities while all borrowings exceed 5% of the fund’s total assets (taken at market).
Investment Grade Bond Fund and Short Duration Bond Fund will use proceeds obtained from the sale of securities pursuant to reverse repurchase agreements to purchase other investments. The use of borrowed funds to make investments is a practice known as “leverage,” which is considered speculative. Use of reverse repurchase agreements is an investment technique that is intended to increase income. Thus, the fund will enter into a reverse repurchase agreement only when the subadvisor determines that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. However, there is a risk that interest expense will nevertheless exceed the income earned. Forward commitment transactions shall not constitute borrowings and interest paid on any borrowings will reduce the fund’s net investment income.
Bond Fund and Short Duration Bond Fund will not use leverage to attempt to increase income.
Foreign Repurchase Agreements.  Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if it is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
Restricted Securities
A fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.
Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by a fund qualify under Rule 144A and an institutional market develops for those securities, the fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of a fund's illiquidity. A fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
There is a large institutional market for certain securities that are not registered under the 1933 Act, which may include markets for repurchase agreements, commercial paper, foreign securities, municipal securities, loans and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
Short Sales
A fund may engage in short sales and short sales “against the box.” In a short sale against the box, a fund borrows securities from a broker-dealer and sells the borrowed securities, and at all times during the transaction, a fund either owns or has the right to acquire the same securities at no extra cost. If the price of the security has declined at the time a fund is required to deliver the security, a fund will benefit from the difference in the price. If the price of a security has increased, the funds will be required to pay the difference.
In addition, a fund may sell a security it does not own in anticipation of a decline in the market value of that security (a “short sale”). To complete such a transaction, a fund must borrow the security to make delivery to the buyer. The fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay the lender any dividends or interest which accrues during the period of the loan. To borrow the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale are typically retained by the broker to meet margin requirements until the short position is closed out. Please see “Government Regulation of Derivatives” section for additional information.

A fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaced the borrowed security and theoretically the fund's loss could be unlimited. A fund will generally realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale. Short selling may amplify changes in a fund's NAV. Short selling also may produce higher than normal portfolio turnover, which may result in increased transaction costs to a fund.
Short-Term Trading
Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. If and to the extent consistent with and permitted by its investment objective and policies, a fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed-income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage transaction expenses and may make it more difficult for a fund to qualify as a RIC for federal income tax purposes (for additional information about qualification as a RIC under the Code, see “Additional Information Concerning Taxes” in this SAI). See specific fund details in the “Portfolio Turnover” section of this SAI.
Bond Fund intends to use short-term trading of securities as a means of managing its portfolio to achieve its investment objective. The fund, in reaching a decision to sell one security and purchase another security at approximately the same time, will take into account a number of factors, including the quality ratings, interest rates, yields, maturity dates, call prices and refunding and sinking fund provisions of the securities under consideration, as well as historical yield spreads and current economic information. The success of short-term trading will depend upon the ability of the fund to evaluate particular securities, to anticipate relevant market factors, including trends of interest rates and earnings and variations from such trends, to obtain relevant information, to evaluate it promptly and to take advantage of its evaluations by completing transactions on a favorable basis. It is expected that the expenses involved in short-term trading, which would not be incurred by an investment company that does not use this portfolio technique, will be significantly less than the profits and other benefits that will accrue to shareholders.
Bond Fund’s portfolio turnover rate will depend on a number of factors, including the fact that the fund intends to continue to qualify as a RIC under the Code.
Sovereign Debt Obligations
Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Typically, sovereign debt of developing countries may involve a high degree of risk and may be in default or present the risk of default, however, sovereign debt of developed countries also may involve a high degree of risk and may be in default or present the risk of default. Governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations, and governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due and may require renegotiation or rescheduling of debt payments. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results, changes in interest and exchange rates, changes in debt ratings, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Defaults in sovereign debt obligations, or the perceived risk of default, also may impair the market for other securities and debt instruments, including securities issued by banks and other entities holding such sovereign debt, and negatively impact the funds.
Structured or Hybrid Notes
The distinguishing feature of a “structured” or “hybrid note” is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a fund to gain exposure to the benchmark market while fixing the maximum loss that a fund may experience in the event that the market does not perform as expected. Depending on the terms of the note, a fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note; the funds’ loss cannot exceed this forgone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.
Structured Securities
Structured securities include notes, bonds or debentures, the value of the principal of and/or interest on which is to be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a funds’ investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities also may be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

Tax-Exempt Securities
In seeking to achieve its investment objective, each Tax-Free Fund and Short Duration Municipal Opportunities Fund invests in a variety of tax-exempt securities. Tax-exempt securities are debt obligations generally issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies or instrumentalities the interest on which, in the opinion of the bond issuer’s counsel (not the fund’s counsel), is excluded from gross income for federal income tax purposes and from any applicable state personal income taxes. See “Additional Information Concerning Taxes” below. These securities consist of municipal bonds, municipal notes and municipal commercial paper, as well as variable or floating rate obligations and participation interests.
Tax-exempt securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which tax-exempt securities may be issued include the refunding of outstanding obligations or obtaining funds for general operating expenses. See “Additional Investment Policies and Other Instruments – Municipal Obligations.”
In addition, certain types of “private activity bonds” may be issued by public authorities to finance privately operated housing facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal or student loans, or to obtain funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. California Municipal Bond Fund may invest up to 20% of its total assets in private activity bonds. Such private activity bonds are considered to be tax-exempt securities if the interest paid thereon is excluded from gross income for federal income tax purposes.
The interest income on certain private activity bonds (including a fund’s distributions to its shareholders attributable to such interest) may be treated as a tax preference item under the federal alternative minimum tax. California Municipal Bond Fund and Municipal Opportunities Fund will not include tax-exempt securities generating this income for purposes of measuring compliance with the 80% fundamental investment policy described in the relevant Prospectus.
Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, also may constitute tax-exempt securities, but current federal tax law places substantial limitations on the size of such issues.
From time to time, proposals have been introduced before Congress that would adversely affect the federal income tax consequences of holding tax-exempt securities. Federal tax legislation enacted primarily during the 1980s limits the types and amounts of tax-exempt securities issuable for certain purposes, especially industrial development bonds and other types of “private activity” bonds. Such limits do not affect the federal income tax treatment of municipal obligations issued prior to the effective dates of the provisions imposing such restrictions. Such limits may affect the future supply and yields of these types of tax-exempt securities. Further proposals limiting the issuance of tax-exempt securities may well be introduced in the future. If it appeared that the availability of tax-exempt securities for investment by the funds and the value of the funds’ investments could be materially affected by such changes in law, the Trustees would reevaluate each fund’s investment objective and policies and consider changes in the structure of the fund or its dissolution.
Yields.  The yields or returns on tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the tax-exempt securities market, the size of a particular offering, the maturity of the obligation and the rating (if any) of the issue. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand or supply of various types of tax-exempt securities or changes in the investment objectives of investors.
The market value of debt securities that carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities, the portfolio managers of each fund intend to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. A fund may invest in debt securities that sell at substantial discounts from par. These securities are low coupon bonds that, during periods of high interest rates, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates.
U.S. Government and Government Agency Obligations
U.S. Government Obligations.  U.S. government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.
GNMA Obligations.  GNMA obligations are mortgage-backed securities guaranteed by the GNMA, which guarantee is supported by the full faith and credit of the U.S. government.
U.S. Agency Obligations.  U.S. government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. government pursuant to authority granted by Congress. U.S. government agency obligations include, but are not limited to:
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SLMA;
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FHLBs;
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FICBs; and

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Fannie Mae.
U.S. Instrumentality Obligations.  U.S. instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration.
Some obligations issued or guaranteed by U.S. government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by FICBs. Others, such as those issued by Fannie Mae, FHLBs and Freddie Mac, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. In addition, other obligations, such as those issued by the SLMA, are supported only by the credit of the agency or instrumentality. There also are separately traded interest components of securities issued or guaranteed by the U.S. Treasury.
No assurance can be given that the U.S. government will provide financial support for the obligations of such U.S. government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this SAI, “U.S. government securities” refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. government.
It is possible that the availability and the marketability (liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit. In 2008, FHFA, an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. The FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.
Variable and Floating Rate Obligations
Investments in floating or variable rate securities normally will involve industrial development or revenue bonds, which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bills or the prime rate at a major commercial bank. In addition, a bondholder can demand payment of the obligations on behalf of the investing fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of: (i) the notice period required before a fund is entitled to receive payment of the obligation upon demand; or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the investor through the demand feature, the obligations mature on a specified date, which may range up to thirty years from the date of issuance.
Municipal Floating Rate Instruments.  Municipal floating rate instruments are floating rate instruments that are created by dividing a municipal security’s interest rate into two or more different components. Typically, with respect to such an instrument, one component (“floating rate component” or “FRC”) pays an interest rate that is reset periodically through an auction process or by reference to an interest rate index; a second component (“inverse floating rate component” or “IFRC”) pays an interest rate that varies inversely with changes to market rates of interest, because the interest paid to the IFRC holders is generally determined by subtracting a variable or floating rate from a predetermined amount (i.e., the difference between the total interest paid by the municipal security and that paid by the FRC). Each Fund may purchase FRCs without limitation. Up to 10% of a fund’s total assets may be invested in IFRCs in an attempt to protect against a reduction in the income earned on the fund’s other investments due to a decline in interest rates. The extent of increases and decreases in the value of an IFRC generally will be greater than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. To the extent that IFRCs are not readily marketable, as determined by the subadvisor pursuant to guidelines adopted by the Board, they will be considered illiquid for purposes of a fund’s respective limitation on investments in illiquid securities.
Warrants
Warrants may trade independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.
When-Issued/Delayed Delivery/Forward Commitment Securities
A fund may purchase or sell securities on a “when-issued,” “delayed-delivery” or “forward commitment” basis. When-issued, delayed-delivery or forward-commitment transactions involve a commitment to purchase or sell securities at a predetermined price or yield in which payment and delivery take place after the customary settlement for such securities (which is typically one month or more after trade date). When purchasing securities in one of these types of transactions, payment for the securities is not required until the delivery date, however, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be delivered. When a fund has sold securities pursuant to one of these transactions, it will not participate in further gains or losses with respect to that security. At the time of delivery, the value of when-issued, delayed-delivery or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.
Under normal circumstances, when a fund purchases securities on a when-issued or forward commitment basis, it will take delivery of the securities, but a fund may, if deemed advisable, sell the securities before the settlement date. Forward contracts may settle in cash between the counterparty and the fund or by physical settlement of the underlying securities, and a fund may renegotiate or roll over a forward commitment transaction. In general, a fund does not pay for the securities, or start earning interest on them, or deliver or take possession of securities until the obligations are scheduled to be settled. In such transactions, no cash changes hands on the trade date, however, if the transaction is collateralized, the exchange of margin may take place between the fund and the counterparty according to an agreed-upon schedule. A fund does, however, record the transaction and reflect the value each day of the securities in determining its NAV.
When-issued or forward settling securities transactions physically settling within 35-days are deemed not to involve a senior security. When-issued or forward settling securities transactions that do not physically settle within 35-days are required to be treated as derivatives transactions in compliance with the Derivatives Rule as outlined in the “Government Regulation of Derivatives” section.
Yield Curve Notes
Inverse floating rate securities include, but are not limited to, an inverse floating rate class of a government agency-issued yield curve note. A yield curve note is a fixed-income security that bears interest at a floating rate that is reset periodically based on an interest rate benchmark. The interest rate resets on a yield curve note in the opposite direction from the interest rate benchmark.
Zero Coupon Securities, Deferred Interest Bonds and Pay-In-Kind Bonds
Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.
Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciates during periods of declining interest rates and usually depreciates during periods of rising interest rates.
Issuers of Zero Coupon Securities and Pay-In-Kind Bonds.  Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under “Illiquid Securities.”
Tax Considerations.  Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a RIC under the Code and avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Risk Factors

The risks of investing in certain types of securities are described below. Risks are only applicable to a fund if and to the extent that corresponding investments, or indirect exposures to such investments through derivative contracts, are consistent with and permitted by the fund’s investment objectives and policies. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. By owning shares of the underlying funds, each fund of funds indirectly invests in the securities and instruments held by the underlying funds and bears the same risks of such underlying funds.
Cash Holdings Risk
A fund may be subject to delays in making investments when significant purchases or redemptions of fund shares cause the fund to have an unusually large cash position. When the fund has a higher than normal cash position, it may incur “cash drag,” which is the opportunity cost of holding a significant cash position. This significant cash position might cause the fund to miss investment opportunities it otherwise would have benefited from if fully invested, or might cause the fund to pay more for investments in a rising market, potentially reducing fund performance.
Collateralized Debt Obligations
The risks of an investment in a CDO depend largely on the quality of the collateral securities and the class of the instrument in which a fund invests. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid, however an active dealer market may exist for CDOs allowing them to qualify for treatment as liquid under Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry risks including, but are not limited to the possibility that: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in CDO classes that are subordinate to other classes of the CDO; and (iv) the complex structure of the CDO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Equity Securities
Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund’s investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the issuers of these securities declines or if overall market and economic conditions deteriorate. Even funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations also may have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.
ESG Integration Risk
Certain subadvisors may integrate research on environmental, social and governance (“ESG”) factors into a fund’s investment process. Such subadvisors may consider ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing a fund. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by a subadvisor, carries the risk that a fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria. Integration of ESG factors into a fund’s investment process may result in a subadvisor making different investment decisions for a fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and a fund's investment performance may be affected. Integration of ESG factors into a fund’s investment process does not preclude a fund from including companies with low ESG characteristics or excluding companies with high ESG characteristics in a fund's investments.
The ESG characteristics utilized in a fund’s investment process may change over time, and different ESG characteristics may be relevant to different investments. Successful integration of ESG factors will depend on a subadvisor’s skill in researching, identifying, and applying these factors, as well as on the availability of relevant data. The method of evaluating ESG factors and subsequent impact on portfolio composition, performance, proxy voting decisions and other factors, is subject to the interpretation of a subadvisor in accordance with the fund’s investment objective and strategies. ESG factors may be evaluated differently by different subadvisors, and may not carry the same meaning to all investors and subadvisors. The regulatory landscape with respect to ESG investing in the United States is evolving and any future rules or regulations may require a fund to change its investment process with respect to ESG integration.
European Risk
Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the EU and EMU, which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate or dissolution of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on other European economies and major trading partners outside Europe.
In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. The European Central Bank and IMF have previously bailed-out several European countries. There is no guarantee that these institutions will continue to provide financial support, and markets may react adversely to any reduction in financial support. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above, and can affect exposures to other EU countries and their financial companies as well.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU, as the UK did in January of 2020 (commonly referred to as “Brexit”), or the EU dissolves, the global securities markets likely will be significantly disrupted. It is also possible that various countries within the UK, such as Scotland or Northern Ireland, could seek to separate and remain a part of the EU. Other secessionist movements including countries seeking to abandon the Euro or withdraw from the EU may cause volatility and uncertainty in the EU.
The UK has one of the largest economies in Europe and is a major trading partner with the EU countries and the United States. The UK’s economy, which is heavily dominated by financial services, may be impacted by a slowdown in the financial services sector.
Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to disruption in the international credit market due to their reliance on bank related inflows of capital.
To the extent that a fund invests in European securities, it may be exposed to these risks through its direct investments in such securities, including sovereign debt, or indirectly through investments in money market funds and financial institutions with significant investments in such securities. In addition, Russia’s increasing international assertiveness could negatively impact EU and Eastern European economic activity. Please see “Market Events” for additional information regarding risks related to sanctions imposed on Russia.

Fixed-Income Securities
Fixed-income securities are generally subject to two principal types of risk: (1) interest-rate risk; and (2) credit quality risk. Fixed-income securities are also subject to liquidity risk.
Interest Rate Risk.  Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.
The longer a fixed-income security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity, and call features, among other characteristics. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed-income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities).
In response to certain economic conditions, including periods of high inflation, governmental authorities and regulators may respond with significant fiscal and monetary policy changes such as raising interest rates. The fund may be subject to heightened interest rate risk when the Federal Reserve Board (Fed) raises interest rates. Recent and potential future changes in government monetary policy may affect interest rates. It is difficult to accurately predict the timing, frequency or magnitude of potential interest rate increases or decreases by the Fed and the evaluation of macro-economic and other conditions that could cause a change in approach in the future. If the Fed and other central banks increase the federal funds rate and equivalent rates, such increases generally will cause market interest rates to rise, and could cause the value of a fund’s investments, and the fund’s NAV, to decline, potentially suddenly and significantly. As a result, the fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the fund incurs and may negatively impact the fund’s performance.
In certain market conditions, governmental authorities and regulators may considerably lower interest rates, which, in some cases could result in negative interest rates. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the fund’s uninvested cash.
Credit Quality Risk.  Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Funds that may invest in lower rated fixed-income securities are riskier than funds that may invest in higher rated fixed-income securities.
Liquidity Risk.  Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income funds may be higher than normal; the selling of fixed-income securities to satisfy shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing the fund’s ability to sell such securities. The secondary market for certain tax-exempt securities tends to be less well-developed or liquid than many other securities markets, which may adversely affect a fund’s ability to sell such securities at attractive prices.
Floating Rate Loans Risk
Floating rate loans are generally rated below investment-grade, or if unrated, determined by the manager to be of comparable quality. They are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a serious credit event the value of the fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, therefore, the fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to meet redemption requests or pursue other investment opportunities. In addition, certain floating rate loans may be “covenant-lite” loans that may contain fewer or less restrictive covenants on the borrower or may contain other borrower-friendly characteristics. The fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.
In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
Foreign Securities
Currency Fluctuations.  Investments in foreign securities may cause a fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, the fund may not always be successful in doing so, and it could still lose money.
Political and Economic Conditions.  Investments in foreign securities subject a fund to the political or economic conditions of the foreign country. These conditions could cause a fund’s investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay a fund from selling its investment and taking the money out of the country.
Removal of Proceeds of Investments from a Foreign Country.  Foreign countries, especially emerging market countries, often have currency controls or restrictions that may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period, or the exchange rate to convert the assets into U.S. dollars could worsen.
Nationalization of Assets.  Investments in foreign securities subject a fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company’s securities could decrease in value or even become worthless.
Settlement of Sales.  Foreign countries, especially emerging market countries, also may have problems associated with settlement of sales. Such problems could cause a fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.
Investor Protection Standards.  Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a fund, a subadvisor may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.
Securities of Emerging Market Issuers or Countries.  The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries. In addition, the securities markets of emerging countries may be subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations also has been extremely limited, and any such enforcement may be arbitrary and the results difficult to predict with any degree of certainty. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of some emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies in emerging markets also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets also may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging market countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of debt instruments to make payments on their debt obligations, regardless of their financial condition.
Restrictions on Investments.  There may be unexpected restrictions on investments in companies located in certain foreign countries. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies,” or in instruments that are derivative of, or are designed to provide investment exposure to, such securities. In addition, to the extent that a fund holds such a security, one or more fund intermediaries may decline to process customer orders with respect to such fund unless and until certain representations are made by the fund or the prohibited holdings are divested. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Gaming-Tribal Authority Investments
The value of a fund’s investments in securities issued by gaming companies, including gaming facilities operated by Indian (Native American) tribal authorities, is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting the gaming sector. Securities of gaming companies may be considered speculative, and generally exhibit greater volatility than the overall market. The market value of gaming company securities may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments, and the threat of increased government regulation.

Securities issued by Indian tribal authorities are subject to particular risks. Indian tribes enjoy sovereign immunity, which is the legal privilege by which the United States federal, state, and tribal governments cannot be sued without their consent. In order to sue an Indian tribe (or an agency or instrumentality thereof), the tribe must have effectively waived its sovereign immunity with respect to the matter in dispute. Certain Indian tribal authorities have agreed to waive their sovereign immunity in connection with their outstanding debt obligations. Generally, waivers of sovereign immunity have been held to be enforceable against Indian tribes. Nevertheless, if a waiver of sovereign immunity is held to be ineffective, claimants, including investors in Indian tribal authority securities (such as a fund), could be precluded from judicially enforcing their rights and remedies.
Further, in most commercial disputes with Indian tribes, it may be difficult or impossible to obtain federal court jurisdiction. A commercial dispute may not present a federal question, and an Indian tribe may not be considered a citizen of any state for purposes of establishing diversity jurisdiction. The U.S. Supreme Court has held that jurisdiction in a tribal court must be exhausted before any dispute can be heard in an appropriate federal court. In cases where the jurisdiction of the tribal forum is disputed, the tribal court first must rule as to the limits of its own jurisdiction. Such jurisdictional issues, as well as the general view that Indian tribes are not considered to be subject to ordinary bankruptcy proceedings, may be disadvantageous to holders of obligations issued by Indian tribal authorities, including a fund.
Greater China Region Risk
Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. Taiwan’s history of political contention with China has resulted in ongoing tensions between the two countries and, at times, threats of military conflict. Investments in Taiwan could be adversely affected by its political and economic relationship with China. In addition, the willingness of the government of the PRC to support the Mainland China and Hong Kong economies and markets is uncertain, and changes in government policy could significantly affect the markets in both Hong Kong and China. For example, a government may restrict investment in companies or industries considered important to national interests, intervene in contractual arrangements, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. The PRC also maintains strict currency controls and imposes repatriation restrictions in order to achieve economic, trade and political objectives and regularly intervenes in the currency market. The imposition of currency controls and repatriation restrictions may negatively impact the performance and liquidity of a fund as capital may become trapped in the PRC. Chinese yuan currency exchange rates can be very volatile and can change quickly and unpredictably. A small number of companies and industries may generally represent a relatively large portion of the Greater China market. Consequently, a fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. issuers. These companies and industries also may be subject to greater sensitivity to adverse political, economic or regulatory developments generally affecting the market (see “Risk Factors – Foreign Securities”).
To the extent a fund invests in securities of Chinese issuers, it may be subject to certain risks associated with variable interest entities (“VIEs”). VIEs are widely used by China-based companies where China restricts or prohibits foreign ownership in certain sectors, including telecommunications, technology, media, and education. In a typical VIE structure, a shell company is set up in an offshore jurisdiction and enters into contractual arrangements with a China-based operating company. The VIE lists on a U.S. exchange and investors then purchase the stock issued by the VIE. The VIE structure is designed to provide investors with economic exposure to the Chinese company that replicates equity ownership, without providing actual equity ownership.
VIE structures do not offer the same level of investor protections as direct ownership and investors may experience losses if VIE structures are altered, contractual disputes emerge, or the legal status of the VIE structure is prohibited under Chinese law. VIEs have not been approved or endorsed by Chinese regulators. Additionally, significant portions of the Chinese securities markets may also become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.
The legal status of the VIE structure remains uncertain under Chinese law. There is risk that the Chinese government may cease to tolerate such VIE structures at any time or impose new restrictions on the structure, in each case either generally or with respect to specific issuers. If new laws, rules or regulations relating to VIE structures are adopted, investors, including a fund, could suffer substantial, detrimental, and possibly permanent losses with little or no recourse available.
In addition, VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a fund to invest in such securities and may increase the expenses of a fund if it is required to seek alternative markets in which to invest in such securities.
High Yield (High Risk) Securities
General.  A fund may invest in high yield (high risk) securities, consistent with its investment objectives and policies. High yield (high risk) securities (also known as “junk bonds”) are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also have greater risks than higher-rated securities as described below.
Interest Rate Risk.  To the extent that a fund invests in fixed-income securities, the NAV of the fund’s shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income fund generally rise. Conversely, when interest rates rise, the value of a fixed-income fund will decline.
Liquidity.  The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.
These factors may have an adverse effect on the ability of funds investing in high yield securities to dispose of particular portfolio investments. These factors also may limit funds that invest in high yield securities from obtaining accurate market quotations to value securities and calculate NAV. If a fund investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the subadvisor to value the fund’s investments.
Less liquid secondary markets also may affect a fund’s ability to sell securities at their fair value. Each fund may invest in illiquid securities, subject to certain restrictions (see “Additional Investment Policies and Other Instruments”). These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a fund’s assets invested in illiquid securities may increase.
Below-Investment Grade Corporate Debt Securities.  While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of below-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.
In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
Below-Investment Grade Foreign Sovereign Debt Securities.  Investing in below-investment grade foreign sovereign debt securities will expose a fund to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability.
The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by:
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the obligor’s balance of payments, including export performance;
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the obligor’s access to international credits and investments;
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fluctuations in interest rates; and
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the extent of the obligor’s foreign reserves.
Defaulted Securities.  The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in a fund’s portfolio defaults, the fund may have unrealized losses on the security, which may lower the fund’s NAV. Defaulted securities tend to lose much of their value before they default. Thus, a fund’s NAV may be adversely affected before an issuer defaults. In addition, a fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.
Defaulted debt securities may be illiquid and, as such, will be part of the percentage limits on investments in illiquid securities discussed under “Illiquid Securities.”
Obligor’s Balance of Payments.  A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.
Obligor’s Access to International Credits and Investments.  If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties’ lending commitments, thereby further impairing the obligor’s ability or willingness to service its debts on time.

Obligor’s Fluctuations in Interest Rates.  The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates that are adjusted based upon international interest rates.
Obligor’s Foreign Reserves.  The ability to service external debt also will depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.
The Consequences of a Default.  As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, a fund holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.
Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:
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reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds; and
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obtaining new credit to finance interest payments.
Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit that may adversely affect the fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
Securities in the Lowest Rating Categories.  Certain debt securities in which a fund may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments (e.g., securities rated “Caa” or lower by Moody’s, “CCC” or lower by S&P or Fitch). These securities are considered to have the following characteristics:
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extremely poor prospects of ever attaining any real investment standing;
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current identifiable vulnerability to default;
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unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions;
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are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations; and/or
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are in default or not current in the payment of interest or principal.
Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund’s shares.
Hong Kong Stock Connect Program and Bond Connect Program Risk
A fund may invest in eligible renminbi-denominated class A shares of equity securities that are listed and traded on certain Chinese stock exchanges (“China A-Shares”) through the Hong Kong Stock Connect Program (“Stock Connect”), a mutual market access program designed to, among others, enable foreign investment in the PRC; and in renminbi-denominated bonds issued in the PRC by Chinese credit, government and quasi-governmental issuers (“RMB Bonds”), which are available on the CIBM to eligible foreign investors through, among others, the “Mutual Bond Market Access between Mainland China and Hong Kong” (“Bond Connect”) program.
Trading in China A-Shares through Stock Connect and bonds through Bond Connect is subject to certain restrictions and risks. A fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. The list of securities eligible to be traded on either program may change from time to time. Securities listed on either program may lose purchase eligibility, which could adversely affect a fund's performance.
While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a fund’s ability to invest in China A-Shares. For example, these quota limitations require that buy orders for China A-Shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a fund will be permitted to sell China A-Shares regardless of the quota balance). These limitations may restrict a fund from investing in China A-Shares on a timely basis, which could affect a fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Bond Connect is not subject to investment quotas.
Chinese regulations prohibit over-selling of China A-Shares. If a fund intends to sell China A-shares it holds, it must transfer those securities to the accounts of a fund’s participant broker before the market opens. As a result, a fund may not be able to dispose of its holdings of China A-Shares in a timely manner.

Stock Connect also is generally available only on business days when both the exchange on which China A-Shares are offered and the Stock Exchange of Hong Kong are open and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in China A-Shares through Stock Connect may subject a fund to a risk of price fluctuations on days where Chinese stock markets are open, but Stock Connect is not operating. Similarly, Bond Connect is only available on days when markets in both China and Hong Kong are open, which may limit a fund’s ability to trade when it would be otherwise attractive to do so.
Stock Connect launched in November 2014 and Bond Connect launched in July 2017. Therefore, trading through Stock Connect and Bond Connect is subject to trading, clearance, and settlement procedures that may continue to develop as the programs mature, which could pose risks to a fund. Bond Connect is relatively new and its effects on the CIBM are uncertain. In addition, the trading, settlement and information technology systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions or extreme market conditions, trading via Bond Connect could be disrupted. In addition, the rules governing the operation of Stock Connect and Bond Connect may be subject to further interpretation and guidance. There can be no assurance as to the programs’ continued existence or whether future developments regarding the programs may restrict or adversely affect a fund’s investments or returns. Additionally, the withholding tax treatment of dividends, interest, and capital gains payable to overseas investors may be subject to change. Furthermore, there is currently no specific formal guidance by the PRC tax authorities on the treatment of income tax and other tax categories payable in respect of trading in CIBM by eligible foreign institutional investors via Bond Connect. Any changes in PRC tax law, future clarifications thereof, and/or subsequent retroactive enforcement by the PRC tax authorities of any tax may result in a material loss to a fund.
Stock Connect and Bond Connect regulations provide that investors, such as a fund, enjoy the rights and benefits of equities purchased through Stock Connect and bonds purchased through Bond Connect. However, the nominee structure under Stock Connect requires that China A-Shares be held through the HKSCC as nominee on behalf of investors. For investments via Bond Connect, the relevant filings, registration with People’s Bank of China, and account opening have to be carried out via an onshore settlement agent, offshore custody agent, registration agent, or other third parties (as the case may be). As such, a fund is subject to the risks of default or errors on the part of such third parties.
While a fund’s ownership of China A-Shares will be reflected on the books of the custodian’s records, a fund will only have beneficial rights in such A-Shares. The precise nature and rights of a fund as the beneficial owner of the equities through the HKSCC as nominee is not well defined under the law of the PRC. Although the China Securities Regulatory Commission has issued guidance indicating that participants in Stock Connect will be able to exercise rights of beneficial owners in the PRC, the exact nature and methods of enforcement of the rights and interests of a fund under PRC law is uncertain. In particular, the courts may consider that the nominee or custodian as registered holder of China A-Shares, has full ownership over the securities rather than a fund as the underlying beneficial owner. The HKSCC, as nominee holder, does not guarantee the title to China A-Shares held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them, such as participation in corporate actions or shareholder meetings, cannot be assured.
While certain aspects of the Stock Connect trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply. In addition, transactions using Stock Connect are not subject to the Hong Kong investor compensation fund, which means that a fund will be unable to make monetary claims on the investor compensation fund that it might otherwise be entitled to with respect to investments in Hong Kong securities. Other risks associated with investments in PRC securities apply fully to China A-Shares purchased through Stock Connect.
Similarly, in China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as a fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a fund to various risks, including the risk that a fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership.
China A-Shares traded via Stock Connect and bonds trading through Bond Connect are subject to various risks associated with the legal and technical framework of Stock Connect and Bond Connect, respectively. In the event that the relevant systems fail to function properly, trading through Stock Connect or Bond Connect could be disrupted. In the event of high trade volume or unexpected market conditions, Stock Connect and Bond Connect may be available only on a limited basis, if at all. Both the PRC and Hong Kong regulators are permitted, independently of each other, to suspend Stock Connect in response to certain market conditions. Similarly, in the event that the relevant Mainland Chinese authorities suspend account opening or trading on the CIBM via Bond Connect, a fund’s ability to invest in Chinese bonds will be adversely affected and limited. In such event, a fund’s ability to achieve its investment objective will be negatively affected and, after exhausting other trading alternatives, a fund may suffer substantial losses as a result.
Hybrid Instruments
The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, swaps, and currencies. Therefore, an investment in a hybrid instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. See

“Hedging and Other Strategic Transactions” for a description of certain risks associated with investments in futures, options, and forward contracts. The principal risks of investing in hybrid instruments are as follows:
Volatility.  Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.
Leverage Risk.  Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if “leverage” is used to structure a hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss, as well as the potential for gain.
Liquidity Risk.  Hybrid instruments also may carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor, which the fund would have to consider and monitor.
Lack of U.S. Regulation.  Hybrid instruments may not be subject to regulation of the CFTC, which generally regulates the trading of swaps and commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.
Credit and Counterparty Risk.  The issuer or guarantor of a hybrid instrument may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in hybrid instruments are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a fund’s share price and income level.
The various risks discussed above with respect to hybrid instruments particularly the market risk of such instruments, may cause significant fluctuations in the NAV of a fund that invests in such instruments.
Industry or Sector Investing
When a fund invests a substantial portion of its assets in a particular industry or sector of the economy, the fund’s investments are not as varied as the investments of most funds and are far less varied than the broad securities markets. As a result, the fund’s performance tends to be more volatile than other funds, and the values of the fund’s investments tend to go up and down more rapidly. In addition, to the extent that a fund invests significantly in a particular industry or sector, it is particularly susceptible to the impact of market, economic, regulatory and other factors affecting that industry or sector. The principal risks of investing in certain sectors are described below.
Communication.  Companies in the communication sector are subject to the additional risks of rapid obsolescence due to technological advancement or development, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the communication sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of communication companies in their primary markets.
Consumer Discretionary.  The consumer discretionary sector may be affected by fluctuations in supply and demand and may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Consumer Staples.  Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles, marketing, competition, and government regulation. Other risks include changes in global economic, environmental and political events, and the depletion of resources. Companies in the consumer staples sector may also be negatively impacted by government regulations affecting their products. For example, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be subject to risks relating to the supply of, demand for, and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, changes in exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions, among others. In addition, the success of food, beverage, household and personal product companies, in particular, may be strongly affected by unpredictable factors, such as, demographics, consumer spending, and product trends.
Energy.  Companies in the energy sector may be affected by energy prices, supply and demand fluctuations including in energy fuels, energy conservation, liabilities arising from government or civil actions, environmental and other government regulations, and geopolitical events including political instability and war. The market value of companies in the local energy sector is heavily impacted by the levels and stability of global energy prices, energy conservation efforts, the success of exploration projects, exchange rates, interest rates, economic conditions, tax and other government regulations, increased competition and technological advances, as well as other factors. Companies in this sector may be subject to extensive government regulation and contractual fixed pricing, which may increase the cost of doing business and limit these companies’ profits. A large part of the returns of these companies depends on few customers, including governmental entities and utilities. As a result, governmental budget constraints may have a significant negative effect on the stock prices of energy sector companies. Energy companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. As a result, securities of companies in the energy field are subject to quick price and supply fluctuations caused by events relating to international politics. Other risks include liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Energy companies can also be heavily affected by the supply of, and demand for, their specific product or service and for energy products in general, and government subsidization. Energy companies may have high levels of debt and may be more likely to restructure their businesses if there are downturns in energy markets or the economy as a whole.
Global oil prices declined significantly at the beginning of 2020 and have experienced significant price volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil slowed and oil storage facilities had reached their storage capacities. The impact on such commodities markets from varying levels of demand may continue to be volatile for an extended period of time.
Financial Services.  To the extent that a fund invests principally in securities of financial services companies, it is particularly vulnerable to events affecting that industry. Financial services companies may include, but are not limited to, commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies. The types of companies that compose the financial services sector may change over time. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital, prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this sector. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. In addition, all financial services companies face shrinking profit margins due to new competitors, the cost of new technology, and the pressure to compete globally.
Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies. Late in the first quarter of 2023, a number of U.S. domestic banks and foreign banks experienced financial difficulties and, in some cases, failures. Given the interconnectedness of the banking system, bank regulators took actions, including the Federal Reserve, which invoked the systemic risk exception, temporarily transferred all deposits-both insured and uninsured-and substantially all the assets of two failed banks into respective bridge banks and guaranteed depositors' full access to their funds. Despite such response, there can be no certainty that the actions taken by banking regulators to limit the effect of those difficulties and failures on other banks or other financial institutions or on the U.S. or foreign economies generally will be effective. It is possible that more banks or other financial institutions will experience financial difficulties or fail, or other adverse developments may occur, which may affect adversely other U.S. or foreign financial institutions and economies.
Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.
Health Sciences.  Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.
Industrials.  Companies in the industrials sector may be affected by general economic conditions, commodity production and pricing, supply and demand fluctuations, environmental and other government regulations, geopolitical events, interest rates, insurance costs, technological developments, liabilities arising from governmental or civil actions, labor relations, import controls and government spending. The value of securities issued by companies in the industrials sector may also be adversely affected by supply and demand related to their specific products or services and industrials sector products in general, as well as liability for environmental damage and product liability claims and government regulations. For example, the products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Certain companies within this sector, particularly aerospace and defense companies, may be heavily affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services, and, therefore, the financial condition of, and investor interest in, these companies are significantly influenced by governmental defense spending policies, which are typically under pressure from efforts to control the U.S. (and other) government budgets. In addition, securities of industrials companies in transportation may be cyclical and have occasional sharp price movements which may result from economic changes, fuel prices, labor relations and insurance costs, and transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses.
Internet-Related Investments.  The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to: (a) rapidly changing technology; (b) extensive government regulation; and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. A fund that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other funds that invest primarily in small company securities.
Materials.  Companies in the materials sector may be affected by general economic conditions, commodity production and prices, consumer preferences, interest rates, exchange rates, product cycles, marketing, competition, resource depletion, and environmental, import/export and other government regulations. Other risks may include liabilities for environmental damage and general civil liabilities, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technological progress, and labor relations. At times, worldwide production of industrial materials has been greater than demand as a result of over-building or economic downturns, leading to poor investment returns or losses. These risks are heightened for companies in the materials sector located in foreign markets.
Natural Resources.  A fund’s investments in natural resources companies are especially affected by variations in the commodities markets (which may be due to market events, regulatory developments or other factors that such fund cannot control) and such companies may lack the resources and the broad business lines to weather hard times. Natural resources companies can be significantly affected by events relating to domestic or international political and economic developments, energy conservation efforts, the success of exploration projects, reduced availability of transporting, processing, storing or delivering natural resources, extreme weather or other natural disasters, and threats of attack by terrorists on energy assets. Additionally, natural resource companies are subject to substantial government regulation, including environmental regulation and liability for environmental damage, and changes in the regulatory environment for energy companies may adversely impact their profitability. At times, the performance of these investments may lag the performance of other sectors or the market as a whole.
Investments in certain commodity-linked instruments, such as crude oil and crude oil products, can be susceptible to negative prices due to a surplus in production caused by global events, including restrictions or reductions in global travel. Exposure to such commodity-linked instruments may adversely affect an issuer’s returns or the performance of the fund.
Global oil prices are susceptible to and have experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history in early 2020 as demand for oil slowed and oil storage facilities reached their storage capacities. The impact on the natural resources sector from varying levels of demand may continue to be volatile for an extended period of time.
Technology.  Technology companies rely heavily on technological advances and face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Shortening of product cycle and manufacturing capacity increases may subject technology companies to aggressive pricing. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products.
Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect the profitability of these companies. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.
Utilities.  Companies in the utilities sector may be affected by general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, technological progress, energy prices, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental and other government regulations. The value of securities issued by companies in the utilities sector may be negatively impacted by variations in exchange rates, domestic and international competition, energy conservation and governmental limitations on rates charged to customers. Although rate changes of a regulated utility usually vary in approximate correlation with financing costs, due to political and regulatory factors rate changes usually happen only after a delay after the changes in financing costs. Deregulation may subject utility companies to increased competition and can negatively affect their profitability as it permits utility companies to diversify outside of their original geographic regions and customary lines of business, causing them to engage in more uncertain ventures. Deregulation can also eliminate restrictions on the profits of certain utility companies, but can simultaneously expose these companies to an increased risk of loss. Although opportunities may permit certain utility companies to earn more than their traditional regulated rates of return, companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets. Utility companies may also be subject to increased costs because of the effects of man-made or natural disasters. Current and future regulations or legislation can make it more difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and thus may restrict utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that those increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.
Initial Public Offerings (“IPOs”)
IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investment, particularly as the fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Investment Companies
The funds may invest in shares of other investment companies, including both open- and closed-end investment companies (including single country funds, ETFs, and BDCs). When making such an investment, a fund will be indirectly exposed to all the risks of such investment companies. In general, the investing funds will bear a pro rata portion of the other investment company’s fees and expenses, which will reduce the total return in the investing funds. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange and may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities when traded OTC or at discounts to their NAVs. Others are continuously offered at NAV, but also may be traded in the secondary market.
In addition, the funds may invest in private investment funds, vehicles, or structures. A fund also may invest in debt-equity conversion funds, which are funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.
Exchange-Traded Funds.  A fund may invest in ETFs, which are a type of security bought and sold on a securities exchange. A fund could purchase shares of an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning shares of an ETF include the risks of directly owning the underlying securities and other instruments the ETF holds. A lack of liquidity in an ETF (e.g., absence of an active trading market) could result in the ETF being more volatile than its underlying securities. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in the ETF’s shares trading at a significant premium or discount to its NAV. An ETF has its own fees and expenses, which are indirectly borne by the fund. A fund may also incur brokerage and other related costs when it purchases and sells ETFs. Also, in the case of passively-managed ETFs, there is a risk that an ETF may fail to closely track the index or market segment that it is designed to track due to delays in the ETF’s implementation of changes to the composition of the index or other factors.
Business Development Companies.  A BDC is a less-common type of closed-end investment company that more closely resembles an operating company than a typical investment company. BDCs typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets to raise capital. BDCs invest in such diverse industries as health care, chemical and manufacturing, technology and service companies. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly traded companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments issued by such portfolio companies, there is a risk that the issuer may default on its payments or declare bankruptcy.
Investment Grade Fixed-Income Securities in the Lowest Rating Category
Investment grade fixed-income securities in the lowest rating category (i.e., rated “Baa” by Moody’s and “BBB” by S&P or Fitch, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.
Lower Rated Fixed-Income Securities
Lower rated fixed-income securities are defined as securities rated below-investment grade (e.g., rated “Ba” and below by Moody’s, or “BB” and below by S&P or Fitch). The principal risks of investing in these securities are as follows:

Risk to Principal and Income.  Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.
Price Volatility.  The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market’s perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.
Liquidity.  The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.
Dependence on Subadvisor’s Own Credit Analysis.  While a subadvisor to a fund may rely on ratings by established credit rating agencies, it also will supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on a subadvisor’s evaluation than the assessment of the credit risk of higher rated securities.
Additional Risks Regarding Lower Rated Corporate Fixed-Income Securities.  Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities.
Issuers of lower rated corporate debt securities also may be highly leveraged, increasing the risk that principal and income will not be repaid.
Additional Risks Regarding Lower Rated Foreign Government Fixed-Income Securities.  Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described under “Risk Factors—Foreign Securities.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate fluctuations that adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.
Market Events
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; bank failures; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the Fed or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In response to certain economic conditions, including periods of high inflation, governmental authorities and regulators may respond with significant fiscal and monetary policy changes such as raising interest rates. The fund may be subject to heightened interest rate risk when the Fed raises interest rates. Recent and potential future changes in government monetary policy may affect interest rates. It is difficult to accurately predict the timing, frequency or magnitude of potential interest rate increases or decreases by the Fed and the evaluation of macro-economic and other conditions that could cause a change in approach in the future. If the Fed and other central banks increase the federal funds rate and equivalent rates, such increases generally will cause market interest rates to rise and could cause the value of a fund’s investments, and the fund’s NAV, to decline, potentially suddenly and significantly. As a result, the fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the fund incurs and may negatively impact the fund’s performance.
In addition, as the Fed increases the target Fed funds rate, any such rate increases, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. These events and the possible resulting market volatility may have an adverse effect on a fund.
Political turmoil within the United States and abroad may also impact a fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The imposition by the U.S. of import tariffs on goods from foreign countries and reciprocal tariffs levied on U.S. goods may lead to price volatility and instability in U.S. and global investment markets. Among other effects, tariffs may increase the cost of production for certain goods or reduce demand for products, which could affect the performance of the fund’s investments. It is not known whether, or to what extent, any tariff or other trade protections may affect the fund or its investments.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU, as the UK did in January of 2020 (commonly referred to as “Brexit”), or the EU dissolves, the global securities markets likely will be significantly disrupted.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For example, the coronavirus (COVID-19) pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
Political and military events, including in Ukraine, North Korea, Russia, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the EU, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a fund to buy, sell, receive or deliver those securities and/or assets. These sanctions or the threat of additional sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. The United States and other nations or international organizations may also impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy. Any or all of these potential results could lead Russia's economy into a recession. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time. The United States and the EU have also imposed similar sanctions on Belarus for its support of Russia’s invasion of Ukraine. Additional sanctions may be imposed on Belarus and other countries that support Russia. Any such sanctions could present substantially similar risks as those resulting from the sanctions imposed on Russia, including substantial negative impacts on the regional and global economies and securities markets.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Further, there is a risk that the present value of assets or income from investments will be less in the future, known as inflation. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a fund’s investments may be affected, which may reduce a fund's performance. Further, inflation may lead to the rise in interest rates, which may negatively affect the value of debt instruments held by the fund, resulting in a negative impact on a fund's performance. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.
Master Limited Partnership (MLP) Risk
Investing in MLPs involves certain risks related to investing in the underlying assets of MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest-rate risk and the risk of default on payment obligations by debt securities. In addition, investments in the debt and securities of MLPs involve certain other risks, including risks related to limited control and limited rights to vote on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. A fund’s investments in MLPs may be subject to legal and other restrictions on resale or may be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the fund to effect sales at an advantageous time or without a substantial drop in price. If a fund is one of the largest investors in an MLP, it may be more difficult for the fund to buy and sell significant amounts of such investments without an unfavorable impact on prevailing market prices. Larger purchases or sales of MLP investments by a fund in a short period of time may cause abnormal movements in the market price of these investments. As a result, these investments may be difficult to dispose of at an advantageous price when a fund desires to do so. During periods of interest rate volatility, these investments may not provide attractive returns, which may adversely impact the overall performance of a fund.

MLPs in which a fund may invest operate oil, natural gas, petroleum, or other facilities within the energy sector. As a result, a fund will be susceptible to adverse economic, environmental, or regulatory occurrences impacting the energy sector. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas, or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing, or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
Global oil prices declined significantly at the beginning of 2020 and have experienced significant price volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil slowed and oil storage facilities reached their storage capacities. Varying levels of demand and production and continued oil price volatility may continue to adversely impact MLPs and energy infrastructure companies.
To the extent a distribution received by a fund from an MLP is treated as a return of capital, the fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. After a fund’s tax basis in an MLP has been reduced to zero, subsequent distributions from the MLP will be treated as ordinary income. Changes in the tax character of MLP distributions, as well as late or corrected tax reporting by MLPs, may result in a fund issuing corrected 1099s to its shareholders.
Mortgage-Backed and Asset-Backed Securities
Mortgage-Backed Securities.  Mortgage-backed securities represent participating interests in pools of residential mortgage loans that are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of the fund.
Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments that are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.
When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.
When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.
The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to the fund.
Prepayments tend to increase during periods of falling interest rates and decline during periods of rising interest rates. Monthly interest payments received by a fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.
Collateralized Mortgage Obligations.  CMOs are mortgage-backed securities issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.
Asset-Backed Securities.  Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Multinational Companies Risk
To the extent that a fund invests in the securities of companies with foreign business operations, it may be riskier than funds that focus on companies with primarily U.S. operations. Multinational companies may face certain political and economic risks, such as foreign controls over currency exchange; restrictions on monetary repatriation; possible seizure, nationalization or expropriation of assets; and political, economic or social instability. These risks are greater for companies with significant operations in developing countries.
Municipal Obligations
If localities and/or authorities in a given state default on their debt obligations, this may in turn negatively affect the marketability and, therefore, the liquidity of such state’s municipal instruments. The credit risk of municipal securities is directly related to a state’s financial condition, and is subject to change rapidly and without notice. The credit ratings of municipal obligations also are affected by the credit ratings of their insurers, which may be and have been negatively affected by adverse economic conditions, such as the subprime mortgage crisis. A drop in a municipal obligation’s credit rating also may affect its marketability, which may in turn impact a fund’s performance. In addition, the inability of bond issuers to market municipal bonds may lead to “failed auctions,” which would reset periodic rates to rates in excess of those that would otherwise prevail in a short-term market. Also, the value of municipal obligations may be difficult to measure in a given economic environment, since valuation subject to external influences may not reflect the intrinsic, underlying value of a state’s municipal obligations. These events may lower a fund’s NAV, and the length and severity of such market turbulence may be difficult to determine.
Natural Disasters, Adverse Weather Conditions, and Climate Change
Certain areas of the world may be exposed to adverse weather conditions, such as major natural disasters and other extreme weather events, including hurricanes, earthquakes, typhoons, floods, tidal waves, tsunamis, volcanic eruptions, wildfires, droughts, windstorms, coastal storm surges, heat waves, and rising sea levels, among others. Some countries and regions may not have the infrastructure or resources to respond to natural disasters, making them more economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions also may have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
Climate change, which is the result of a change in global or regional climate patterns, may increase the frequency and intensity of such adverse weather conditions, resulting in increased economic impact, and may pose long-term risks to a fund’s investments. The future impact of climate change is difficult to predict but may include changes in demand for certain goods and services, supply chain disruption, changes in production costs, increased legislation, regulation, international accords and compliance-related costs, changes in property and security values, availability of natural resources and displacement of peoples.
Legal, technological, political and scientific developments regarding climate change may create new opportunities or risks for issuers in which a fund invests. These developments may create demand for new products or services, including, but not limited to, increased demand for goods that result in lower emissions, increased demand for generation and transmission of energy from alternative energy sources and increased competition to develop innovative new products and technologies. These developments may also decrease demand for existing products or services, including, but not limited to, decreased demand for goods that produce significant greenhouse gas emissions and decreased demand for services related to carbon based energy sources, such as drilling services or equipment maintenance services.
Negative Interest Rates
Certain countries have recently experienced negative interest rates on deposits and debt instruments have traded at negative yields. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the U.S. For example, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank.
These market conditions may increase a fund’s exposures to interest rate risk. To the extent a fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the fund would generate a negative return on that investment. While negative yields can be expected to reduce demand for fixed-income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets or rules-based investment strategies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high-yield debt instruments, or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.
Non-Diversification
A fund that is non-diversified is not limited as to the percentage of its assets that may be invested in any one issuer, or as to the percentage of the outstanding voting securities of such issuer that may be owned, except by the fund’s own investment restrictions. In contrast, a diversified fund, as to at least 75% of the value of its total assets, generally may not, except with respect to government securities and securities of other investment companies, invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer. In determining the issuer of a municipal security, each state, each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is considered a separate issuer. In the event that securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.
A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of issuers, may invest more of its assets in the securities of a single issuer, and may be affected more than a diversified fund by a change in the financial condition of any of these issuers or by the financial markets’ assessment of any of these issuers.
Operational and Cybersecurity Risk
With the increased use of technologies, such as mobile devices and “cloud”-based service offerings and the dependence on the internet and computer systems to perform necessary business functions, a fund's service providers are susceptible to operational and information or cybersecurity risks that could result in losses to the fund and its shareholders. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity or “phishing”); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cyberattacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers' systems or websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.
A cybersecurity breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a fund. For example, in a denial of service, fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Advisor, the subadvisor, or the funds’ other service providers may not be able to access electronic systems to perform critical duties for the funds, such as trading, NAV calculation, shareholder accounting, or fulfillment of fund share purchases and redemptions. Cybersecurity incidents could cause a fund, the Advisor, the subadvisor, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, litigation costs, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a fund invests, thereby causing the fund’s investments to lose value.
Cyber-events have the potential to affect materially the funds and the advisor’s relationships with accounts, shareholders, clients, customers, employees, products, and service providers. The funds have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. There is no guarantee that the funds will be able to prevent or mitigate the impact of any or all cyber-events.
The funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the funds’ service providers, counterparties, or other third parties, failed or inadequate processes, and technology or system failures.
The Advisor, the subadvisor, and their affiliates have established risk management systems that seek to reduce cybersecurity and operational risks, and business continuity plans in the event of a cybersecurity breach or operational failure. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Advisor, the subadvisor, or their affiliates controls the cybersecurity or operations systems of the funds’ third-party service providers (including the funds’ custodian), or those of the issuers of securities in which the funds invest.
In addition, other disruptive events, including (but not limited to) natural disasters and public health crises, may adversely affect the fund’s ability to conduct business, in particular if the fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Preferred and Convertible Securities Risk
Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Also, preferred stock may be subject to optional or mandatory redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.
Privately Held and Newly Public Companies
Investments in the stocks of privately held companies and newly public companies involve greater risks than investments in stocks of companies that have traded publicly on an exchange for extended time periods. Investments in such companies are less liquid and may be difficult to value. There may be significantly less information available about these companies’ business models, quality of management, earnings growth potential, and other criteria used to evaluate their investment prospects. The extent (if at all) to which securities of privately held companies or newly public companies may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds that invest in securities of privately held companies tend to have a greater exposure to liquidity risk than funds that do not invest in securities of privately held companies.
Rebalancing Risks Involving Funds of Funds
The funds of funds seek to achieve their investment objectives by investing in, among other things, other John Hancock funds, as permitted by Section 12 of the 1940 Act (affiliated underlying funds). In addition, a fund that is not a fund of funds may serve as an affiliated underlying fund for one or more funds of funds. The funds of funds will reallocate or rebalance assets among the affiliated underlying funds (collectively, “Rebalancings”) on a daily basis. The following discussion provides information on the risks related to Rebalancings, which risks are applicable to the affiliated underlying funds undergoing Rebalancings, as well as to those funds of funds that hold affiliated underlying funds undergoing Rebalancings.
From time to time, one or more of the affiliated underlying funds may experience relatively large redemptions or investments due to Rebalancings, as effected by the funds of funds' Affiliated Subadvisor. Shareholders should note that Rebalancings may adversely affect the affiliated underlying funds. The affiliated underlying funds subject to redemptions by a fund of funds may find it necessary to sell securities, and the affiliated underlying funds that receive additional cash from a fund of funds will find it necessary to invest the cash. The impact of Rebalancings is likely to be greater when a fund of funds owns, redeems, or invests in, a substantial portion of an affiliated underlying fund. Rebalancings could adversely affect the performance of one or more affiliated underlying funds and, therefore, the performance of one or more funds of funds.
Possible adverse effects of Rebalancings on the affiliated underlying funds include:
1
The affiliated underlying funds could be required to sell securities or to invest cash, at times when they may not otherwise desire to do so.
2
Rebalancings may increase brokerage and/or other transaction costs of the affiliated underlying funds.
3
When a fund of funds owns a substantial portion of an affiliated underlying fund, a large redemption by the fund of funds could cause that affiliated underlying fund’s expenses to increase and could result in its portfolio becoming too small to be economically viable.
4
Rebalancings could accelerate the realization of taxable capital gains in affiliated underlying funds subject to large redemptions if sales of securities results in capital gains.
The Advisor, which serves as the investment advisor to both the funds of funds and the affiliated underlying funds, has delegated the day-to-day portfolio management of the funds of funds and many of the affiliated underlying funds to the Affiliated Subadvisors, affiliates of the Advisor. The Advisor monitors both the funds and the affiliated underlying funds. The Affiliated Subadvisors manage the assets of both the funds and many of the affiliated underlying funds (the “Affiliated Subadvised Funds”). The Affiliated Subadvisors may allocate up to all of a funds of funds' assets to Affiliated Subadvised Funds and accordingly have an incentive to allocate more fund of funds assets to such Affiliated Subadvised Funds. The Advisor and the Affiliated Subadvisors monitor the impact of Rebalancings on the affiliated underlying funds and attempt to minimize any adverse effect of the Rebalancings on the underlying funds, consistent with pursuing the investment objective of the relevant affiliated underlying funds. Moreover, an Affiliated Subadvisor has a duty to allocate assets to an Affiliated Subadvised Fund only when such Subadvisor believes it is in the best interests of fund of funds shareholders. Minimizing any adverse effect of the Rebalancings on the underlying funds may impact the redemption schedule in connection with a Rebalancing. As part of its oversight of the funds and the subadvisors, the Advisor will monitor to ensure that allocations are conducted in accordance with these principles. This conflict of interest is also considered by the Independent Trustees when approving or replacing affiliated subadvisors and in periodically reviewing allocations to Affiliated Subadvised Funds.
As discussed above, the funds of funds periodically reallocate their investments among underlying investments. In an effort to be fully invested at all times and also to avoid temporary periods of under-investment, an affiliated underlying fund may buy securities and other instruments in anticipation of or with knowledge of future purchases of affiliated underlying fund shares resulting from a reallocation of assets by the funds of funds to the affiliated underlying fund. Until such purchases of affiliated underlying fund shares by a fund of funds settle (normally between one and three days), the affiliated underlying fund may have investment exposure in excess of its net assets. Shareholders who transact with the affiliated underlying fund during the period beginning when the affiliated underlying fund first starts buying securities in anticipation of a purchase order from a fund until such purchase order settles may incur more loss or realize more gain than they otherwise might have in the absence of the excess investment exposure. The funds of funds may purchase and redeem shares of underlying funds each business day through the use of an algorithm that operates pursuant to standing instructions to allocate purchase and redemption orders among underlying funds. Each day, pursuant to the algorithm, a fund of funds will purchase or redeem shares of an underlying fund at the NAV for the underlying fund calculated that day. This algorithm is used solely for rebalancing a fund of funds’ investments in an effort to maintain previously determined allocation percentages.
Russian Securities Risk
Throughout the past decade, the United States, the EU, and other nations have imposed a series of economic sanctions on the Russian Federation. In addition to imposing new import and export controls on Russia and blocking financial transactions with certain Russian elites, oligarchs, and political and national security leaders, the United States, the EU, and other nations have imposed sanctions on companies in certain sectors of the Russian economy, including the financial services, energy, metals and mining, engineering, technology, and defense and defense-related materials sectors. These sanctions could impair a fund’s ability to continue to price, buy, sell, receive, or deliver securities of certain Russian issuers. For example, a fund may be prohibited from investing in securities issued by companies subject to such sanctions. A fund could determine at any time that certain of the most affected securities have little or no value.

The extent and duration of Russia’s military actions and the global response to such actions are impossible to predict. More Russian companies could be sanctioned in the future, and the threat of additional sanctions could itself result in further declines in the value and liquidity of certain securities. Widespread divestment of interests in Russia or certain Russian businesses could result in additional declines in the value of Russian securities. Additionally, market disruptions could have a substantial negative impact on other economics and securities markets both regionally and globally, as well as global supply chains and inflation.
The Russian government may respond to these sanctions and others by freezing Russian assets held by a fund, thereby prohibiting the fund from selling or otherwise transacting in these investments. In such circumstances, a fund might be forced to liquidate non-restricted assets in order to satisfy shareholder redemptions. Such liquidation of fund assets might also result in a fund receiving substantially lower prices for its portfolio securities.
Securities Linked to the Real Estate Market
Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include, but are not limited to:
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declines in the value of real estate;
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risks related to general and local economic conditions;
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possible lack of availability of mortgage portfolios;
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overbuilding;
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extended vacancies of properties;
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increased competition;
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increases in property taxes and operating expenses;
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change in zoning laws;
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losses due to costs resulting from the clean-up of environmental problems;
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liability to third parties for damages resulting from environmental problems;
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casualty or condemnation losses;
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limitations on rents;
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changes in neighborhood values and the appeal of properties to tenants; and
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changes in interest rates.
Therefore, if a fund invests a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.
Securities of companies in the real estate industry have been and may continue to be negatively affected by widespread health crises such as a global pandemic. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. These impacts could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. It is not known how long such impacts, or any future impacts of other significant events, will last.
Securities of companies in the real estate industry include REITs, including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs also are subject to heavy cash flow dependency, defaults by borrowers or lessees, and self-liquidations. In addition, equity, mortgage, and hybrid REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors also may adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Small and Medium Size and Unseasoned Companies” for a discussion of the risks associated with investments in these companies.
Small and Medium Size and Unseasoned Companies
Survival of Small or Unseasoned Companies.  Companies that are small or unseasoned (i.e., less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources and a small management group.
Changes in Earnings and Business Prospects.  Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

Liquidity.  The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund’s investments to decrease if it needs to sell such securities when there are few interested buyers.
Impact of Buying or Selling Shares.  Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.
Publicly Available Information.  There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadvisor may not be aware of problems associated with the company issuing the security.
Medium Size Companies.  Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.
Special Purpose Acquisition Companies
A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. SPACs are collective investment structures that allow public stock market investors to invest in private equity type transactions (“PIPE”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its merger or acquisition.
Because SPACs and similar entities do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger. The securities issued by a SPAC, which are typically traded either in the OTC market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.
Stripped Securities
Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
Tender Option Bond Transactions Risk
Certain funds may leverage their respective assets through the use of proceeds through tender option bond (TOB) transactions. In a TOB transaction, the fund typically transfers fixed-rate, long-term municipal bonds into a special purpose entity (a TOB trust) that has been created for the purpose of repackaging such municipal bonds. The TOB trust issues short-term floating rate notes (TOB floaters) and a residual interest security (TOB inverse residuals). The TOB floaters are issued in a face amount equal to some fraction of the par value of the underlying bonds. The TOB floaters are sold to third parties, typically money market funds, and the TOB inverse residuals are held by the fund, which are derivative interests in municipal bonds. The fund receives the proceeds from the sale of the TOB floaters as consideration for the transferred municipal bonds, and the fund uses the cash proceeds received from the sale of the TOB floaters to make additional investments.
The TOB floaters pay an interest rate that resets periodically at a reference rate, typically a short-term tax-exempt market rate, and can be tendered to the TOB trust at par, unless certain events occur. Typically, such tenders are funded through a remarketing of the tendered TOB floaters or a drawdown on a liquidity facility. A fund, as the holder of the TOB inverse residuals, has full exposure to any increase or decrease in the value of the underlying bonds. TOB inverse residuals, in which the fund invests, receive interest in an amount equal to the interest paid on the underlying bonds, less the interest paid on the TOB floaters (and less certain expenses associated with the TOB trust including, for example, trustee, administrative and liquidity fees). By holding the TOB inverse residuals, a fund typically has the right to collapse the TOB trust by causing the holders of the TOB floaters to tender their notes at par and have the TOB trust administrator transfer the underlying bonds to the fund.
The value of TOB inverse residuals may decrease significantly when interest rates increase. The market for TOB inverse residuals may be more volatile and less liquid than other municipal bonds of comparable maturity. Moreover, the TOB trust could be terminated for reasons outside of a fund’s control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices thereby impacting a fund’s performance. Investments in TOB inverse residuals generally involve greater risk than investments in fixed-rate bonds.
The leverage within a TOB trust depends on the value of the municipal bonds deposited in the TOB trust relative to the value of the TOB floaters it issues. A fund may invest in highly leveraged TOB inverse residuals. TOB inverse residuals generally are considered highly leveraged if the principal amount of the TOB floaters issued by the related TOB trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB trust. The TOB trust may be collapsed without the consent of a fund upon the occurrence of tender option termination events (TOTEs) and/or mandatory termination events (MTEs), as defined in the TOB trust agreements.
TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB trust, failure of any scheduled payment of principal or interest on the municipal bonds, and a judgment or ruling that interest on the municipal bonds is subject to U.S. federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB floaters, the inability of the TOB trust to obtain renewal of the liquidity support agreement, and a substantial decline in the market value of the municipal bonds held in the TOB trust. Upon the occurrence of a TOTE or an MTE, a TOB trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB trust, the remarketing agent of the TOB floaters and the liquidity provider (defined below). In the case of an MTE, after the payment of fees, the holders of the TOB floaters would be paid senior to the holders of TOB inverse residuals (i.e., the fund). In contrast, in the case of a TOTE, after payment of fees, the holders of TOB floaters and the holders TOB inverse residuals would be paid pro rata in proportion to the respective face values of their certificates.
A fund may invest in a TOB trust on either a non-recourse and recourse basis. TOB trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the liquidity provider) that allows the holders of the TOB floaters to tender their TOB floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a TOTE described above). When a fund invests in TOB trusts on a non-recourse basis, and the liquidity provider is required to make a payment under the liquidity facility, the liquidity provider will typically liquidate all or a portion of the municipal bonds held in the TOB trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the liquidation shortfall). If a fund invests in a TOB trust on a recourse basis, it will typically enter into a reimbursement agreement with the liquidity provider pursuant to which the fund is required to reimburse the liquidity provider the amount of any liquidation shortfall. As a result, if the fund invests in a recourse TOB trust, the fund will bear the risk of loss with respect to any liquidation shortfall. This could potentially expose the fund to losses in excess of the value of the fund’s investment in the TOB inverse residuals.
Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB trust, the holder of the TOB floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The risk associated with TOB floaters, however, may be increased in market environments where credit rating downgrades of major financial institutions occur, and thus the perceived reliability and creditworthiness of such financial institutions that provide liquidity support to TOB trusts. This in turn may reduce the desirability of TOB floaters as investments, which could impair the viability or availability of TOB trusts. Subject to the requirements noted under “Government Regulation of Derivatives,” a fund will either treat TOBs as derivatives subject to the Derivatives Rule limitations or not as derivatives and treat TOBs transactions as senior securities equivalent to bank borrowings subject to asset coverage requirements of Section 18 of the 1940 Act.
U.S. Government Securities
U.S. government securities include securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by GNMA. Securities that are only supported by the credit of the issuing agency or instrumentality include those issued by Fannie Mae, the FHLBs and Freddie Mac.
Regulation of Commodity Interests

The CFTC has adopted regulations that subject registered investment companies and/or their investment advisors to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the CEA (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests. The Advisor is registered as a CPO under the CEA and is a National Futures Association member firm; however, the Advisor does not act in the capacity of a registered CPO with respect to the funds.
Although the Advisor is a registered CPO and is a National Futures Association member firm, the Advisor has claimed an exemption from CPO registration pursuant to CFTC Rule 4.5 with respect to the funds. To remain eligible for this exemption, each fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the fund markets its commodity interests trading activities. These limitations may restrict a fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.
Please see “Government Regulation of Derivatives” for more information regarding governmental regulations of derivatives and similar transactions.

Hedging and Other Strategic Transactions

Hedging refers to protecting against possible changes in the market value of securities or other assets that a fund already owns or plans to buy or protecting unrealized gains in the fund. These strategies also may be used to gain exposure to a particular market. The hedging and other strategic transactions that may be used by a fund, but only if and to the extent that such transactions are consistent with its investment objective and policies, are described below:
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exchange-listed and OTC put and call options on securities, equity indices, volatility indices, financial futures contracts, currencies, fixed-income indices and other financial instruments;
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financial futures contracts (including stock index futures);
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interest rate transactions;*
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currency transactions;**
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warrants and rights (including, if applicable, non-standard warrants and participatory risks);
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swaps (including interest rate, index, dividend, inflation, variance, equity, and volatility swaps, credit default swaps, swap options and currency swaps); and
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structured notes, including hybrid or “index” securities.
*
A fund’s interest rate transactions may take the form of swaps, caps, floors and collars.
**
A fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.
Hedging and other strategic transactions may be used for the following purposes:
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to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations;
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to protect a fund’s unrealized gains in the value of its securities;
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to facilitate the sale of a fund’s securities for investment purposes;
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to manage the effective maturity or duration of a fund’s securities;
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to establish a position in the derivatives markets as a method of gaining exposure to a particular geographic region, market, industry, issuer, or security; or
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to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
To the extent that a fund uses hedging or another strategic transaction to gain, shift or manage exposure to a particular geographic region, market, industry, issuer, security, currency, or other asset, the fund will be exposed to the risks of investing in that asset as well as the risks inherent in the specific hedging or other strategic transaction used to gain such exposure.
For purposes of determining compliance with a fund’s investment policies, strategies and restrictions, the fund will generally consider the market value of derivative instruments, unless the nature of the derivative instrument warrants the use of the instrument’s notional value to more accurately reflect the economic exposure represented by the derivative position.
Because of the uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute “qualifying income” to a RIC, no fund is permitted to invest in such instruments unless the subadvisor obtains prior written approval from the Trusts' CCO. The CCO, as a member of the Advisor’s Complex Securities Committee, evaluates with the committee the appropriateness of the investment.
General Characteristics of Options
Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Many hedging and other strategic transactions involving options are subject to the requirements outlined in the “Government Regulation of Derivatives” section.
Put Options.  A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving a fund the right to sell the instrument at the option exercise price.
If, and to the extent authorized to do so, a fund may, for various purposes, purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts.
Risk of Selling Put Options.  In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.
Call Options.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A fund’s purchase of a call option on an underlying instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. If and to the extent authorized to do so, a fund may purchase and sell call options on securities (whether or not it holds the securities).
Partial Hedge or Income to a Fund.  If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by a fund or will increase a fund’s income. Similarly, the sale of put options also can provide fund gains.
Covering of Options.  All call options sold by a fund are subject to the requirements outlined in the “Government Regulation of Derivatives” section.
Risk of Selling Call Options.  Even though a fund will receive the option premium to help protect it against loss, a call option sold by a fund will expose it during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.
Exchange-listed Options.  Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but also is applicable to other similar financial intermediaries.
OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under “Eurodollar Instruments”) are cash settled for the net amount, if any, by which the option is “in-the-money” at the time the option is exercised. “In-the-money” means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
A fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:
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insufficient trading interest in certain options;
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restrictions on transactions imposed by an exchange;
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trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits;
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interruption of the normal operations of the OCC or an exchange;
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inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or
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a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.
The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.
OTC Options.  OTC options are purchased from or sold to counterparties such as securities dealers or financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that a fund authorized to use OTC options generally will only enter into OTC options that have cash settlement provisions, although it will not be required to do so.
Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadvisor must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the subadvisor. In the absence of a change in the current position of the SEC’s staff, OTC options purchased by a fund and the amount of the fund’s obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) will be deemed illiquid.
Types of Options That May Be Purchased.  A fund may purchase and sell call options on securities indices, currencies, and futures contracts, as well as on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

General Characteristics of Futures Contracts and Options on Futures Contracts
A fund may trade financial futures contracts (including stock index futures contracts, which are described below) or purchase or sell put and call options on those contracts for the following purposes:
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as a hedge against anticipated interest rate, currency or market changes;
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for duration management;
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for risk management purposes; and
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to gain exposure to a securities market.
Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.
A fund will only engage in transactions in futures contracts and related options subject to complying with the Derivatives Rule. The Derivatives Rule requirements are outlined in the “Government Regulation of Derivatives” section. A fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code in order to maintain its qualification as a RIC for federal income tax purposes.
Margin.  Maintaining a futures contract or selling an option on a futures contract will typically require a fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.
Settlement.  Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.
Hedging and other strategic transactions involving futures contracts, options on futures contracts and swaps will be purchased, sold or entered into primarily for bona fide hedging, risk management (including duration management) or appropriate portfolio management purposes, including gaining exposure to a particular securities market.
Fund-Specific Policies regarding Futures Contracts and Options on Futures Contracts
For Bond Fund, High Yield Fund, Income Fund, and Investment Grade Bond Fund, futures contracts may be based on various securities, securities indices, foreign currencies (for High Yield Fund, and Income Fund) and any other financial instruments and indices. For the Tax-Free Funds and Short Duration Municipal Opportunities Fund, the futures contracts may be based on debt securities and debt securities indices. All futures contracts entered into by California Municipal Bond Fund, High Yield Fund, and Income Fund are traded on U.S. or foreign exchanges or boards of trade, and all futures contracts entered into by Bond Fund, High Yield Municipal Bond Fund, Investment Grade Bond Fund, and Municipal Opportunities Fund are traded on U.S. exchanges or boards of trade, that are licensed, regulated or approved by the CFTC.
If and to the extent that a fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the fund owns or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. Prior to any such purchase, a fund will determine that the price fluctuations in any futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or securities or instruments that it expects to purchase. As evidence of its hedging intent, each fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets of the fund denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets. Although under some circumstances prices of securities in a fund’s portfolio may be more or less volatile than prices of such futures contracts, the subadvisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund’s portfolio securities.
If and to the extent that a fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the fund’s portfolio after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Options on Securities Indices and Other Financial Indices
A fund may purchase and sell call and put options on securities indices and other financial indices (“Options on Financial Indices”). In so doing, a fund may achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.
Description of Options on Financial Indices.  Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement. By purchasing or selling Options on Financial Indices, a fund may achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.
Yield Curve Options
A fund also may enter into options on the “spread,” or yield differential, between two fixed-income securities, in transactions referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
Yield curve options may be used for the same purposes as other options on securities. Specifically, a fund may purchase or write such options for hedging purposes. For example, a fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A fund also may purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadvisor, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a fund will be “covered.” A call (or put) option is covered if a fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the fund’s net liability under the two options. Therefore, a fund’s liability for such a covered option is generally limited to the difference between the amounts of the fund’s liability under the option written by the fund less the value of the option held by it. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations and are subject to the requirements outlined in the “Government Regulation of Derivatives” section. Yield curve options are traded OTC.
Currency Transactions
A fund may be authorized to engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain exposure to a currency without purchasing securities denominated in that currency, if applicable, to facilitate the settlement of equity trades or to exchange one currency for another. If a fund enters into a currency hedging transaction, the fund will comply with the regulatory limitations outlined in the “Government Regulation of Derivatives” section. Currency transactions may include:
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forward currency contracts;
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exchange-listed currency futures contracts and options thereon;
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exchange-listed and OTC options on currencies;
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currency swaps; and
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spot transactions (i.e., transactions on a cash basis based on prevailing market rates).
A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under “Swap Agreements and Options on Swap Agreements.” A fund may enter into currency transactions only with counterparties that are deemed creditworthy by the subadvisor. Nevertheless, engaging in currency transactions will expose a fund to counterparty risk.
A fund’s dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps may be used for hedging and similar purposes, possibly including transaction hedging, position hedging, cross hedging and proxy hedging. A fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency, to shift exposure to foreign currency fluctuation from one country to another or to facilitate the settlement of equity trades. Each of High Yield Fund and Income Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the subadvisor.
A fund also may engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed-upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed.
Since a fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the fund will succeed in pursuing contractual remedies. The fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.
In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a fund could sustain losses on the non-deliverable forward transaction. A fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.
Transaction Hedging.  Transaction hedging involves entering into a currency transaction with respect to specific assets or liabilities of a fund, which generally will arise in connection with the purchase or sale of the portfolio securities or the receipt of income from them.
Position Hedging.  Position hedging involves entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.
Cross Hedging.  A fund may be authorized to cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure.
Proxy Hedging.  To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund also may be authorized to engage in proxy hedging. Proxy hedging is often used when the currency to which a fund’s holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund’s securities denominated in linked currencies.
Combined Transactions
A fund may be authorized to enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction usually will contain elements of risk that are present in each of its component transactions. Although a fund normally will enter into combined transactions to reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund’s investment objective.
Swap Agreements and Options on Swap Agreements
Among the hedging and other strategic transactions into which a fund may be authorized to enter are swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, currency exchange rates, and credit and event-linked swaps. To the extent that a fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements.
A fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
OTC swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to one or more years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a fund's investment objectives and general investment policies, a fund may be authorized to invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as SOFR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.
A fund may be authorized to enter into options on swap agreements (“Swap Options”). A Swap Option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A fund also may be authorized to write (sell) and purchase put and call Swap Options.
Depending on the terms of the particular agreement, a fund generally will incur a greater degree of risk when it writes a Swap Option than it will incur when it purchases a Swap Option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a Swap Option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by a fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund). A fund's use of swap agreements or Swap Options are subject to the regulatory limitations outlined in the “Government Regulation of Derivatives” section.
Whether a fund’s use of swap agreements or Swap Options will be successful in furthering its investment objective will depend on the subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because OTC swaps are two-party contracts and because they may have terms of greater than seven days, they may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a fund by the Code may limit its ability to use swap agreements. Current regulatory initiatives, described below, and potential future regulation could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Short Duration Municipal Opportunities Fund will not enter into a swap agreement with any single party if the net amount owed to the fund under existing contracts with that party would exceed 5% of the fund’s total assets.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a fund’s limitation on investments in illiquid securities.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that the subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for it. If the subadvisor attempts to use a swap as a hedge against, or as a substitute for, an investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments.
The swaps market was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Among other things, the Dodd-Frank Act sets forth a new regulatory framework for certain OTC derivatives, such as swaps, in which the funds may be authorized to invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants are now regulated as swap dealers and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act have primarily been implemented through rules and regulations adopted by the SEC and/or the CFTC, although some rules have not been fully implemented.
As of the date of this SAI, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC. In addition, as described below, uncleared OTC swaps may be subject to regulatory collateral requirements that could adversely affect a fund’s ability to enter into swaps in the OTC market. These developments could cause a fund to terminate new or existing swap agreements, realize amounts to be received under such instruments at an inopportune time, or increase the costs associated with trading derivatives. It is still not possible to determine the complete impact of the Dodd-Frank Act and related regulations on the funds. Swap dealers, major swap market participants, and swap counterparties may also experience other new and/or additional regulations, requirements, compliance burdens, and associated costs. The Dodd-Frank Act and rules promulgated thereunder may exert a negative effect on a fund’s ability to meet its investment objective. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of a fund’s investments and of doing business, which could adversely affect the fund’s ability to buy or sell OTC derivatives. Prudential regulators issued final rules that will require banks subject to their supervision to exchange variation and initial margin in respect of their obligations arising under uncleared swap agreements. The CFTC adopted similar rules that apply to CFTC-registered swap dealers that are not banks. Such rules may require the funds to segregate additional assets in order to meet the new variation and initial margin requirements when they enter into uncleared swap agreements. The variation margin and initial margin requirements are now effective.
In addition, regulations adopted by prudential regulators require certain banks to include in a range of financial contracts, including derivative and short-term funding transactions terms delaying or restricting a counterparty’s default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit a fund’s ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceedings. Such regulations could further negatively impact the funds’ use of derivatives.
Additional information about certain swap agreements that the funds may utilize is provided below.
Credit default swap agreements (“CDS”).  CDS may have as reference obligations one or more securities that are not currently held by a fund. The protection “buyer” in a CDS is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the CDS provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the CDS in exchange for an equal face amount of deliverable obligations of the reference entity described in the CDS, or the seller may be required to deliver the related net cash amount, if the CDS is cash settled. A fund may be either the buyer or seller in the transaction. If a fund is a buyer and no credit event occurs, the fund may recover nothing if the CDS is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the CDS in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the CDS, provided that there is no credit event. As the seller, a fund would effectively add leverage to the fund because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the CDS. If a fund enters into a CDS, the fund may be required to report the CDS as a “listed transaction” for tax shelter reporting purposes on the fund’s federal income tax return. If the IRS were to determine that the CDS is a tax shelter, a fund could be subject to penalties under the Code.
Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are subject to the same risks as CDS. The fund's return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the fund's net assets, the terms of the fund's credit default swap index may permit the counterparty to immediately close out the transaction. In that event, the fund may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.
A fund also may be authorized to enter into credit default swaps on index tranches. CDS on index tranches give the fund, as a seller of credit protection, the opportunity to take on exposures to specific segments of the CDS index default loss distribution. Each tranche has a different sensitivity to credit risk correlations among entities in the index. One of the main benefits of index tranches is higher liquidity. This has been achieved mainly through standardization, yet it is also due to the liquidity in the single-name CDS and CDS index markets. In contrast, possibly owing to the limited liquidity in the corporate bond market, securities referencing corporate bond indexes have not been traded actively.
CDS involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, CDS are subject to illiquidity risk, counterparty risk and credit risk. A fund will enter into CDS only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the CDS is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund’s obligations under a CDS will be accrued daily (offset against any amounts owing to the fund). A fund's ability to be a “buyer” or “seller” of CDS is subject to the regulatory limitations outlined in the “Government Regulation of Derivatives” section.
Dividend swap agreements.  A dividend swap agreement is a financial instrument where two parties contract to exchange a set of future cash flows at set dates in the future. One party agrees to pay the other the future dividend flow on a stock or basket of stocks in an index, in return for which the other party gives the first call options. Dividend swaps generally are traded OTC rather than on an exchange.
Inflation swap agreements.  An inflation swap agreement is a contract in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the CPI with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect a fund’s NAV against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.
Interest rate swap agreements.  An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. An interest rate lock specifies a future interest rate to be paid. In an interest rate cap, one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed-upon rate; conversely, in an interest rate floor, one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed-upon rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.
Total return swap agreements.  A total return swap agreement is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, by investing in total return commodity swaps, a fund will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.
Variance swap agreements.  Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
Municipal Market Data Rate Locks
A Municipal Market Data Rate Lock (MMD Rate Lock) permits a fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, a fund can create a synthetic long or short position, allowing the fund to select what the manager believes is an attractive part of the yield curve. MMD Rate Locks may be used for hedging purposes. A fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). An MMD Rate Lock is an agreement between two parties, a fund and an MMD Rate Lock provider, pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract.
MMD Rate Locks involve the risk that municipal yields will move in the direction opposite than the direction anticipated by a fund. The risk of loss with respect to MMD Rate Locks is limited to the amount of payments a fund is contractually obligated to make. If the other party to an MMD Rate Lock defaults, a fund's risk of loss consists of the amount of payments that the fund contractually is entitled to receive. If there is a default by the counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, but they could be difficult to enforce. A fund has no obligation to enter into MMD Rate Locks and may not do so.
Eurodollar Instruments
A fund may be authorized to invest in Eurodollar instruments which typically are dollar-denominated futures contracts or options on those contracts that are linked to SOFR. In addition, foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in SOFR, to which many interest rate swaps and fixed income instruments are linked.
Warrants and Rights
Warrants and rights generally give the holder the right to receive, upon exercise and prior to the expiration date, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “General Characteristics of Options” above and elsewhere in this SAI. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the fund would otherwise wish.
Non-Standard Warrants and Participatory Notes.  From time to time, a fund may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), and participatory notes (“P-Notes”) to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded OTC and constitute general unsecured contractual obligations of the banks, broker dealers or other financial institutions that issue them. Generally, banks and broker dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes that are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other OTC derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Principal risks—Credit and Counterparty risk” in the Prospectus, as applicable, and “Risk of Hedging and Other Strategic Transactions” below. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when a fund wishes to sell it.
Risk of Hedging and Other Strategic Transactions
Hedging and other strategic transactions are subject to special risks, including:
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possible default by the counterparty to the transaction;
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markets for the securities used in these transactions could be illiquid; and
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to the extent the subadvisor’s assessment of market movements is incorrect, the risk that the use of the hedging and other strategic transactions could result in losses to the fund.
Losses resulting from the use of hedging and other strategic transactions will reduce a fund’s NAV, and possibly income. Losses can be greater than if hedging and other strategic transactions had not been used.
Options and Futures Transactions.  Options transactions are subject to the following additional risks:
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option transactions could force the sale or purchase of portfolio securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a fund to hold a security it might otherwise sell (in the case of a call option);
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calls written on securities that a fund does not own are riskier than calls written on securities owned by the fund because there is no underlying security held by the fund that can act as a partial hedge, and there also is a risk, especially with less liquid securities, that the securities may not be available for purchase; and
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options markets could become illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.
Futures transactions are subject to the following additional risks:
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the degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund’s position.
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futures markets could become illiquid. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.
Although a fund’s use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, it will tend to limit the potential gain that might result from an increase in value.
Currency Hedging.  In addition to the general risks of hedging and other strategic transactions described above, currency hedging transactions have the following risks:
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currency hedging can result in losses to a fund if the currency being hedged fluctuates in value to a degree or direction that is not anticipated;
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proxy hedging involves determining the correlation between various currencies. If the subadvisor’s determination of this correlation is incorrect, a fund’s losses could be greater than if the proxy hedging were not used; and
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foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.
Currency Futures Contracts and Options on Currency Futures Contracts.  Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.
Risk Associated with Specific Types of Derivative Debt Securities.  Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage passthrough securities and sequential pay CMOs are subject to all of these risks, but typically are not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.
The risk of early prepayments is the primary risk associated with IOs, super floaters, other leveraged floating rate instruments and mortgage-backed securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Derivative debt securities include floating rate securities based on the COFI floaters, other “lagging rate” floating rate securities, capped floaters, mortgage-backed securities purchased at a discount, leveraged inverse floating rate securities, POs, certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not mortgage-backed securities, but are subject to extension risk resulting from the issuer’s failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the mortgage-backed securities described above and present an especially intense combination of prepayment, extension and interest rate risks.
PAC and TAC CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.
Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.
Risk of Hedging and Other Strategic Transactions Outside the United States
When conducted outside the United States, hedging and other strategic transactions will not only be subject to the risks described above, but also could be adversely affected by:
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foreign governmental actions affecting foreign securities, currencies or other instruments;
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less stringent regulation of these transactions in many countries as compared to the United States;
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the lack of clearing mechanisms and related guarantees in some countries for these transactions;
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more limited availability of data on which to make trading decisions than in the United States;
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delays in a fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States;
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the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and
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lower trading volume and liquidity.
Government Regulation of Derivatives
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, on October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4” or the “Derivatives Rule”). Funds were required to implement and comply with Rule 18f-4 by August 19, 2022. Rule 18f-4 eliminates the asset segregation framework formerly used by funds to comply with Section 18 of the 1940 Act, as amended.
The Derivatives Rule mandates that a fund adopt and/or implement: (i) value-at-risk limitations (“VaR”); (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. In the event that a fund’s derivative exposure is 10% or less of its net assets, excluding certain currency and interest rate hedging transactions, it can elect to be classified as a limited derivatives user (“Limited Derivatives User”) under the Derivatives Rule, in which case the fund is not subject to the full requirements of the Derivatives Rule. Limited Derivatives Users are excepted from VaR testing, implementing a derivatives risk management program, and certain Board oversight and reporting requirements mandated by the Derivatives Rule. However, a Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its derivatives risks.
The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of the Derivatives Rule or as senior securities equivalent to bank borrowings for purposes of Section 18 of the 1940 Act. Repurchase agreements are not subject to the Derivatives Rule, but are still subject to other provisions of the 1940 Act. In addition, when-issued or forward settling securities transactions that physically settle within 35-days are deemed not to involve a senior security.
Furthermore, it is possible that additional government regulation of various types of derivative instruments may limit or prevent a fund from using such instruments as part of its investment strategy in the future, which could negatively impact the fund. New position limits imposed on a fund or its counterparty may also impact the fund’s ability to invest in futures, options, and swaps in a manner that efficiently meets its investment objective.
Use of extensive hedging and other strategic transactions by a fund will require, among other things, that the fund post collateral with counterparties or clearinghouses, and/or are subject to the Derivatives Rule regulatory limitations as outlined above.
Futures Contracts and Options on Futures Contracts.  In the case of a futures contract, or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin, to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

Special Risks Regarding California Municipal Bond Fund

Because California Municipal Bond Fund concentrates its investments in California tax-exempt securities, the fund may be adversely affected by political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal.
Each section below is only a summary and does not purport to fully describe or predict the various conditions and developments that affect or may affect California’s financial outlook. Information in each section is drawn from information available from public sources, including official statements and periodic disclosure related to securities offerings of California issuers. Such information has not been independently verified by the fund, although in each case the fund believes it to be accurate. The information contained herein is subject to change without notice and should not be interpreted as anything other than an overview as of this SAI’s publication date, which may or may not accurately reflect California’s current fiscal condition at a later date. Any adverse developments with respect to California’s cash flow or fiscal condition generally may impede the fund’s performance.
National Economy
Annual inflation in the U.S. remained at 2.7% in July 2025, the same as in June, and below forecasts of 2.8%. The Federal Reserve kept interest rates unchanged at their July 2025 meeting and stated it will carefully assess incoming data, the evolving outlook, and the balance of risks in considering the extent and timing of additional adjustments to the target range for the federal funds rate.
The U.S. unemployment rate ticked up to 4.2% in July 2025 from 4.1% in June 2025.
U.S. home prices continue the slow unwind of price momentum. The S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index, which covers all nine U.S. census divisions, reported a 2.3% annual return in May 2025, down from a gain of 2.7% the previous month. The 20-City Composite Index posted a 2.8% year-over-year increase in May 2025, dropping from a 3.4% increase the previous month.
California Economy
State Economic Outlook.  California is the most populous state in the United States. The State’s economy accounted for 14% of the U.S. GDP in 2024 and ranked as the fourth largest economy in the world (in terms of GDP) at the end of 2024. The diversified economy of the State has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction, and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. California's real GDP contracted by 0.2% in the first quarter of 2025 on a seasonally adjusted annualized rate basis, following 1.4% growth in the fourth quarter of 2024.
California’s unemployment rate increased slightly to 5.5% in July 2025, as compared to 5.4% in June 2025.
Housing Constraints.  California’s housing growth continues to lag population growth, raising housing costs and potentially limiting the number of jobs companies can add. Year-to-date through June 2025, California permitted 98,600 units on a seasonally adjusted annualized rate, down 0.8% from May 2025 and down 5.6% from June 2024. June 2025 year-to-date total permits consisted of 58,500 single-family units (down 4.9% from May and down 7.6% year-over-year) and 40,100 multi-family units (up 5.8% from May, but down 7.6% year-over-year).
Approximately 180,000 new permits are needed every year to make up for the current deficit in the housing stock. With fewer permits issued, the increase in unemployment and potential for subsequent evictions, along with the reluctance of builders to build homes during an economic downturn, the California housing shortage may worsen. If permits remain low or decrease, it will reduce the number of available workers, constrain job growth and put upward pressure on housing costs.
Geography.  California’s geographic location subjects it to earthquake and wildfire risks. It is impossible to predict the time, magnitude or location of a major earthquake or wildfire or its effect on the California economy. There is the possibility that earthquakes or wildfires could create major dislocation of the California economy and could significantly affect State and local governmental budgets.
States of Emergency (Natural Disasters); Climate Change Impacts.  The State has historically been susceptible to wildfires and hydrologic variability. However, as greenhouse gas emissions continue to accumulate, climate change will intensify and increase the frequency of extreme weather events, such as coastal storm surges, drought, wildfires, floods and heatwaves, and raise sea levels along the coast. The State continues to experience the adverse impacts of climate change, with record breaking heat waves, historic droughts, hazardous flooding and increasingly destructive wildfires. Of particular note are recent historically damaging wildfires. The ongoing impact of climate change on California’s wildlands continues to drive critically dry conditions and longer, more severe fire seasons. In January 2025, multiple catastrophic wildfires devastated large portions of the Los Angeles region, displacing thousands of residents and destroying thousands of buildings. The total economic impact of the wildfires is expected to be in the billions of dollars, and the full economic impacts will not be realized for years.
Climate change also continues to cause unprecedented stress on California’s energy system, driving high demand and constraining supply, compounded by geopolitical and supply chain issues. The future fiscal impact of climate change on the State is difficult to predict, but it could be significant.
Trade Policy.  The material change or imposition of tariffs by the federal government on the State’s trading partners or reciprocal tariffs levied on the U.S. could cause an adverse effect on the State’s economy. Because California is a transportation hub, and China is one of the State’s top three trading partners, a trade war could have negative effects on the State’s economy. The persistence of and potential for additional trade barriers could increase the costs of imports purchased from abroad, leading to decreased revenues for companies, potentially impacting wages and employment in the short run and triggering a change in the business model of companies that have made significant investment decisions based on a system of free global trade.

In response to the Russian invasion of Ukraine, various countries, including the U.S. and the United Kingdom, and members of the European Union issued broad-ranging economic sanctions against Russia, Russian companies and financial institutions, Russian individuals, and others. Additional sanctions may be imposed in the future. The ramifications of the hostilities and sanctions may also negatively impact other regional and global economic markets including Europe and the U.S., companies in other countries (particularly those that have done business with Russia) and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas and precious metals.
Public Health Outbreaks.  Outbreaks of an infectious disease, pandemic or any other serious public health concern could have wide-ranging impacts on the State’s economy. An epidemic outbreak may lead to an increase in budgetary spending to respond to the spread of an infectious disease and significant policy changes, which could have an unfavorable impact on the State’s economy. Precautions or restrictions imposed by governmental authorities and public health departments could result in undeterminable periods of decreased economic activity in the State, throughout the U.S. and globally, including reduced or ceased business operations, limited travel and shortages of supplies, goods and services. An epidemic outbreak and reactions to such an outbreak could cause uncertainty in the markets and businesses and may adversely affect the performance of the global economy, including market volatility, market and business uncertainty and closures, supply chain and travel interruptions, the need for employees to work at external locations and extensive medical absences among the workforce. It is difficult to predict accurately the impact of any large epidemic, and because an epidemic may create significant market and business uncertainties and disruptions, not all events can be determined and addressed in advance.
Other Risks.  The State faces other risks to its economy and budget, such risks include, but are not limited to: the threat of a recession; capital gains volatility and its impact on tax revenues; global inflation; global conflicts; global tensions; changes in federal policy, such as health care services, trade and immigration; federal stimulus; changes to federal tax law, which are expected to include changes in taxpayer behavior; trade policy; health care costs; housing constraints; debts and liabilities of the State; and cybersecurity risks.
Ratings.  As of August 2025, the State’s general obligation bonds were rated Aa2 by Moody’s, AA- by S&P, and AA by Fitch . In July 2015, S&P raised California’s general obligation bond rating from A+ to AA-. In October 2019, Moody’s upgraded California’s general obligation bond rating from Aa3 to Aa2. In August 2019, Fitch upgraded California’s general obligation bond rating from AA- to AA. It is not possible to determine whether, or the extent to which, Moody’s, S&P or Fitch will change such ratings in the future.
State Pension Funds.  The two main State pension funds, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), have substantial unfunded liabilities in the tens of billions of dollars. As of June 30, 2025, the funded status for CalPERS was estimated to be 79% and as of June 30, 2024, the funded status for CalSTRS was estimated to be at 76.7%.
State Budgets
Budget Process.  California has a fiscal year ending on June 30 of each year. Under the State constitution, the Governor must submit a proposed budget to the Legislature by January 10 of the preceding fiscal year. During late spring, usually in May, the Governor releases revised revenue and expenditure estimates (known as the “May Revision”) for both the current and following fiscal years. The Budget Act, which follows the May Revision, must be approved by a majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds vote of each House of the Legislature. Both the proposed budget and final budget are required to be balanced, in that General Fund expenditures must not exceed projected General Fund revenues and transfers for the fiscal year.
Maintaining a balanced budget is an ongoing challenge. The State’s past budget challenges were exacerbated by an unprecedented level of debts, deferrals and budgetary obligations accumulated during periods of economic recession in the prior two decades. Although the State has paid down these debts in the past several years and has put in place plans to pay off all major State retirement-related liabilities over the next three decades, the State faces hundreds of billions of dollars in other long-term cost pressures, debts and liabilities, including State retiree pension and health care costs.
The current budget and future budgets are based on a variety of estimates and assumptions. If actual results differ from those assumptions, the State’s financial condition could be adversely affected. There can be no assurance that the financial condition of the State will be as projected in fiscal year 2025-2026 and beyond. There can be no assurances that the State will not face fiscal stress and cash pressures again or that other changes in the State or national economies or in federal policies will not materially and adversely affect the financial condition of the State.
Fiscal Year 2025-26
The Governor signed the fiscal year 2025-26 budget on June 27, 2025 (the “2025 Budget”). The 2025 Budget projects the fiscal year ending with a balance of $15.7 billion in budgetary reserves and includes a balanced package of solutions to bridge an approximately $11.8 billion shortfall through a mix of broad-based solutions. The 2025 Budget estimates $215.7 billion in General Fund revenues and transfers in fiscal year 2025-26, which is an increase of approximately $3.6 billion from the prior fiscal year’s budget, and total expenditures of $228.4 billion for fiscal year 2025-26, which is an increase of approximately $16.9 billion from the prior fiscal year’s budget.
As part of the balanced package of solutions to bridge the approximately $11.8 billion shortfall, the 2025 Budget (1) reduces funding for various items by $2.8 billion, (2) generates $7.8 billion in revenue by additional revenue sources, special funds and internal borrowing and (3) shifts $1.2 billion of certain expenditures.

Fiscal Year 2024-25
The Governor signed the fiscal year 2024-25 budget on June 29, 2024 (the “2024 Budget”). The 2024 Budget projected the fiscal year ending with a balance of $22.2 billion in budgetary reserves and included a balanced package of solutions to bridge an approximately $46.8 billion shortfall through a mix of broad-based solutions. The 2024 Budget estimated $212.1 billion in General Fund revenues and transfers in fiscal year 2024-25, which was an increase of approximately $3.4 billion from the prior fiscal year’s budget, and total expenditures of $211.5 billion for fiscal year 2024-25, which was a decrease of approximately $14.5 billion from the prior fiscal year’s budget.
As part of the balanced package of solutions to bridge the approximately $46.8 billion shortfall, the 2024 Budget (1) reduced funding for various items by $16 billion, (2) generated $13.6 billion in revenue by additional revenue sources and borrowing internally from special funds, (3) withdrew $12.2 billion from the Budget Stabilization Account (“BSA”) over the next two fiscal years, $5.1 billion in 2024-25 and $7.1 billion in 2025-26 and $900 million from the Safety Net Reserve in 2024-25, (4) shifted $6 billion of certain expenditures from the General Fund to other funds, (5) delayed and paused future obligations and potential shortfalls of $3.1 billion, and (6) deferred $2.1 billion of certain payments to later years.
Voter Initiatives
Constitutional amendments approved by voters affect the budget process. These include Proposition 58, approved in 2004 and amended by voters effective as of the 2015-16 fiscal year, which requires the State to enact a balanced budget, establish a special BSA in the General Fund and restrict future borrowing to cover budget deficits, and Proposition 25, approved by voters in 2010, which decreased the vote required for the Legislature to adopt a final budget from a two-thirds majority vote to a simple majority vote.
Proposition 25 retained the two-thirds vote requirement for taxes. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State may, in some cases, have to take immediate actions during the fiscal year to correct budgetary shortfalls. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.
If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency and call the Legislature into special session to consider proposed legislation to address the emergency. If the Legislature fails to pass and send to the Governor legislation to address the budgetary or fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed. Proposition 58 (adopted as section 20 of article XVI of the State’s Constitution) created a “rainy day fund” or BSA and established the process for transferring General Fund revenues to the BSA. The BSA provisions of Proposition 58 were superseded by Proposition 2, which was approved by voters in November 2014. Proposition 2 provides for both paying down debt and other long-term liabilities, and saving for a rainy day by making specified deposits into the BSA. In response to the volatility of capital gains revenues and the resulting boom-and-bust budget cycles, Proposition 2 takes into account the State’s heavy dependence on the performance of the stock market and the resulting capital gains.
Proposition 2 requires a calculation of capital gains revenues in excess of 8% of General Fund tax revenues that are not required to fund a Proposition 98 increase. In addition, it requires a calculation of 1.5% of the annual General Fund revenues. Until 2029-2030, half of each year’s calculated amount must be used to pay specified types of debt or other long-term liabilities. The other half must be deposited into the BSA. Starting in 2030-2031, at least half of each year’s deposit will be deposited in the BSA, with the remainder used for supplemental debt or liabilities payments at the option of the State legislature and to the extent not used, also deposited into the BSA. Funds may be withdrawn only for a disaster or if spending remains at or below the highest level of spending from the past three years. The maximum amount that may be withdrawn in the first year of a recession is limited to half of the BSA balance. There is also a special fund, the Public School System Stabilization Account, which serves as a Proposition 98 reserve, in which spikes in funding will be saved for future years.
This reserve does not change the Proposition 98 minimum guarantee calculation. The maximum that may be reserved in the BSA is 10% of General Fund tax revenues. When the amount in the BSA is equal to its then maximum size, any amount that otherwise would have been deposited in the BSA may be spent only on infrastructure, including deferred maintenance.
Other examples of constraints on the budget process include Proposition 13 (requiring a two-thirds vote in each House of the Legislature to change California taxes enacted for the purpose of increasing revenues collected), Proposition 26 (requiring a two-thirds vote in each House of the Legislature for any increase in any tax on any taxpayer), Proposition 98 (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded State funding for before and after school programs), Propositions 10 and 56 (raising taxes on tobacco products but mandating the expenditure of such revenues), Proposition 63 (imposing a 1% tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the Legislature or Governor from redirecting funds now used for mental health services), Proposition 22 (restricting the ability of the State to use or borrow money from local governments and moneys dedicated to transportation financing, and prohibiting the use of excise taxes on motor vehicle fuels to offset General Fund costs of debt service on certain transportation bonds), Proposition 30 (transferring 1.0625% of State sales tax to local governments to fund realignment), and Proposition 39 (requiring corporations to base their State tax liability on sales in California). Proposition 25 was intended to end delays in the adoption of the annual budget by changing the legislative vote necessary to pass the budget bill from two-thirds to majority vote and requiring the legislators to forgo their pay if the Legislature fails to pass the budget bill on time.

Other Considerations
Substantially all of California is located within an active geologic region subject to major seismic activity. Any California municipal obligation held by the fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (1) an issuer to have obtained earthquake insurance coverage at reasonable rates; (2) an issuer to perform on its contract of insurance in the event of widespread losses; or (3) the federal or State government to appropriate sufficient funds within their respective budget limitations.
The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State uses General Fund revenues to pay debt-service costs for principal and interest payments on two types of bonds used primarily to fund infrastructure – voter-approved general obligations bonds and lease-revenue bonds approved by the Legislature. The debt service ratio (“DSR”) is the ratio of annual General Fund spending on debt-service costs to annual General Fund revenues and transfers, and is often used as an indicator of the State’s debt burden. The higher the DSR and the more rapidly it rises, the more closely bond rating agencies, financial analysts and investors tend to look at the State’s debt practices. Also, higher debt-service expenses limit the use of revenue for other programs.
The State’s DSR has varied considerably in past decades between about 3% and 6%. In the late 2000s, the DSR grew to about 6% following the approval of several large bond measures, as well as a significant reduction in State revenues due to the recession. The DSR was 4.09% in 2023-2024 and is estimated by the State Treasurer’s Office to be 3.86% in 2024-2025. This general decline in the DSR occurred for a variety of reasons, including rebounding General Fund revenues, refinancing of existing debt due to low interest rates, and State policies shifting some State debt costs from the General Fund to special funds—such as in transportation.
While California’s economic outlook continues to improve, if the State’s economy were to falter, there could be heighten risks associated with investing in bonds issued by the State and its political subdivisions, agencies, instrumentalities and authorities, including the risk of default. There is also a heightened risk that there could be an interruption in payments to bondholders in some cases. This possibility could result in downgrades of the State’s general obligation debt and a reduction in the market value of the bonds held by the fund, which could adversely affect the fund’s share price or distributions paid by the fund.
As described in the summary above, the fund’s investments are susceptible to possible adverse effects of the complex political, economic and regulatory matters affecting California issuers. In the view of the Advisor, it is impossible to determine in advance the impact of any legislation, voter initiatives or other similar measures which have been or may be introduced to limit or increase the taxing or spending authority of State and local governments or to predict such governments’ abilities to pay the interest on, or repay the principal of, their obligations. Also, any pending litigation or other actions that may impact California’s budgetary obligations may similarly affect State and local governments’ ability to meet their debt obligations, or otherwise adversely affect California’s financial condition.
Legislation limiting taxation and spending may, however, affect the creditworthiness of State or local agencies in the future. If either California or any of its local governmental entities is unable to meet its financial obligations, the income derived by the fund, its NAV, its ability to preserve or realize capital appreciation or its liquidity could be adversely affected. This is a summary of certain factors affecting the State’s current financial situation and is not an exhaustive description of all the conditions to which the issuers of the State’s tax-exempt obligations are subject. The national economy and legislative, legal and regulatory, social and environmental policies and conditions not within the control of the issuers of such bonds could also have an adverse effect on the financial condition of the State and its various political subdivisions and agencies. While the fund’s subadvisor attempts to mitigate risk by selecting a wide variety of municipal securities, it is not possible to predict whether or to what extent the current economic and political issues or any other factors may affect the ability of California municipal issuers to pay interest or principal on their bonds or the ability of such bonds to maintain market value or liquidity. It is also not possible to predict what impact these factors may have on the fund’s share price or distributions.
Investment Restrictions

A fund's investment restrictions are subject to, and may be impacted and limited by, the federal securities laws, rules and regulations, including the 1940 Act and Rule 18f-4 thereunder.
Bond Fund
Fundamental Investment Restrictions.
The following investment restrictions will not be changed without approval of a majority of the fund’s outstanding voting securities that, as used in the Prospectus and this SAI, means approval by the lesser of (1) the holders of 67% or more of the fund’s shares represented at a meeting if more than 50% of the fund’s outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the fund’s outstanding shares.
(1)
The fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(2)
The fund may not borrow money, except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the fund’s total assets (including the amount borrowed) taken at market value. The fund will not use leverage to attempt to increase income. The fund will not purchase securities while outstanding borrowings exceed 5% of the fund’s total assets.
(3)
The fund may not engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(4)
The fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.
(5)
The fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(6)
The fund may not invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund’s investment policies.
(7)
The fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(8)
The fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Non-Fundamental Investment Restrictions.
The following investment restrictions are designated as non-fundamental and may be changed by the Board without shareholder approval:
The fund may not:
(a)
Participate on a joint or joint-and-several basis in any securities trading account. The “bunching” of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a securities trading account.
(b)
Purchase securities on margin or make short sales, except margin deposits in connection with transactions in options, futures contracts, options on futures contracts and other arbitrage transactions or unless by virtue of its ownership of other securities, the fund has the right to obtain securities equivalent in-kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange transactions.
(c)
Invest for the purpose of exercising control over or management of any company.
(d)
Invest more than 15% of its net assets in illiquid securities.
If allowed by the fund’s other investment policies and restrictions, the fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed-income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange and (3) held physically outside of Russia.
California Municipal Bond Fund
Fundamental Investment Restrictions.
The following investment restrictions will not be changed without approval of a majority of the fund’s outstanding voting securities that, as used in the Prospectus and this SAI, means approval by the lesser of (1) the holders of 67% or more of the fund’s shares represented at a meeting if more than 50% of the fund’s outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the fund’s outstanding shares.
The fund may not:
(1)
Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund’s total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees’ fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.
(2)
Invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund’s investment policies.
(3)
Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund’s investment policies up to 33 1/3% of the fund’s total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, interests in bank loans, including without limitation, participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.
(4)
The fund may not invest 25% or more of the value of its assets in any one industry, provided that this limitation does not apply to (i) tax-exempt municipal securities other than those tax-exempt municipal securities backed only by assets and revenues of non-governmental issuers and (ii) obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.
(5)
Underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.
(6)
Purchase or sell real estate, real estate investment trust securities. This limitation shall not prevent the fund from investing in municipal securities secured by real estate or interests in real estate or holding real estate acquired as a result of owning such municipal securities.
(7)
Issue any senior securities, except insofar as the fund may be deemed to have issued a senior security by: entering into a repurchase agreement; purchasing securities on a when-issued or delayed delivery basis; purchasing or selling any options or financial futures contract; borrowing money or lending securities in accordance with applicable investment restrictions.
Non-Fundamental Investment Restrictions.
The following investment restrictions are designated as non-fundamental and may be changed by the Board without shareholder approval.
The fund may not:
1.
Invest for the purpose of exercising control or management of another company.
2.
Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.
3.
Invest more than 15% of its net assets in securities which are illiquid.
High Yield Fund and Investment Grade Bond Fund
Fundamental Investment Restrictions.
With respect to each fund, the following investment restrictions will not be changed without the approval of a majority of the fund’s outstanding voting securities that, as used in the Prospectus and this SAI, means the approval by the lesser of: (1) the holders of 67% or more of the fund’s shares represented at a meeting if more than 50% of the fund’s outstanding shares are present in person or by proxy at that meeting; or (2) more than 50% of the fund’s outstanding shares.
High Yield Fund
(1)
The fund may not borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund’s total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees’ fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.
(2)
The fund may not engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
(3)
The fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.
(4)
The fund may not invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, floors, collars and swaptions.
(5)
The fund may not make loans, except that the fund may (i) lend portfolio securities in accordance with the fund’s investment policies up to 33⅓% of the fund’s total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.
(6)
The fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(7)
The fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(8)
The fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Investment Grade Bond Fund
(1)
The fund may not borrow money, except that as a temporary measure for extraordinary or emergency purposes the fund may borrow from banks in aggregate amounts at any one time outstanding not exceeding 33 1/3% of the total assets (including the amount borrowed) of the fund valued at market; and the fund may not purchase any securities at any time when borrowings exceed 5% of the total assets of the fund (taken at market value). This borrowing restriction does not prohibit the use of reverse repurchase agreements (see “Reverse Repurchase Agreements”). For purposes of this investment restriction, forward commitment transactions shall not constitute borrowings. Interest paid on any borrowings will reduce the fund’s net investment income.
(2)
The fund may not engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
(3)
The fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(4)
The fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(5)
The fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.
(6)
The fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(7)
The fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(8)
The fund may not invest in commodities, except that the fund may purchase and sell: forward commitments, when-issued securities, securities index put or call warrants, repurchase agreements, options on securities and securities indices, futures contracts on securities and securities indices and options on these futures, entered into in accordance with the fund’s investment policies.
High Yield Municipal Bond Fund and Municipal Opportunities Fund
Fundamental Investment Restrictions.
With respect to each fund, the following investment restrictions will not be changed without the approval of a majority of the respective fund’s outstanding voting securities, that, as used in the Prospectus and this SAI, means the approval by the lesser of: (1) the holders of 67% or more of the respective fund’s shares represented at a meeting if more than 50% of the respective fund’s outstanding shares are present in person or by proxy at the meeting; or (2) more than 50% of the respective fund’s outstanding shares.
(1)
Neither fund may borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund’s total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of Trustees’ fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.
(2)
Neither fund may invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund’s investment policies.
(3)
Neither fund may make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(4)
Neither fund may concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. This fundamental restriction does not apply to investments in tax-exempt municipal securities other than those tax-exempt municipal securities backed only by assets and revenues of non-governmental issuers.
(5)
Neither fund may engage in the business of underwriting securities issued by others, except to the extent that a fund may be deemed to be an underwriter in connection with the disposition of portfolio securities, and except that each fund may participate as part of a group in bidding for the purchase of tax-exempt debt securities directly from an issuer in order to take advantage of the lower purchase price available to members of such groups.
(6)
Neither fund may purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.
(7)
Neither fund may issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(8)
The Municipal Opportunities Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Non-Fundamental Investment Restrictions.
The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.
Neither fund may:
1.
Invest for the purpose of exercising control or management of another company.
2.
Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.
3.
Invest more than 15% of the fund’s net assets in securities which are illiquid.
Income Fund
Fundamental Investment Restrictions.
The following investment restrictions will not be changed without approval of a majority of the fund’s outstanding voting securities that, as used in the Prospectus and this SAI, means approval by the lesser of (1) the holders of 67% or more of the fund’s shares represented at a meeting if more than 50% of the fund’s outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the fund’s outstanding shares.
(1)
The fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(2)
The fund may not borrow money in amounts exceeding 33% of the fund's total assets (including the amount borrowed) taken at market value. Interest paid on borrowing will reduce income available to shareholders.
(3)
The fund may not engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
(4)
The fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.
(5)
The fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(6)
The fund may not buy or sell commodity contracts, except futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, and repurchase agreements entered into in accordance with the fund's investment policies.
(7)
The fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(8)
The fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Non-Fundamental Investment Restrictions.
The following investment restrictions are designated as non-fundamental and may be changed by the Board without shareholder approval.
The fund may not:
(a)
Participate on a joint or joint-and-several basis in any securities trading account. The “bunching” of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Subadvisor to save commissions or to average prices among them is not deemed to result in a joint securities trading account.
(b)
Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of transactions in securities and forward foreign currency exchange contracts and may make margin payments in connection with transactions in futures contracts and options on futures) or make short sales of securities unless by virtue of its ownership of other securities, the fund has the right to obtain securities equivalent in-kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions.
(c)
Invest for the purpose of exercising control over or management of any company.
(d)
Invest more than 15% of its net assets in illiquid securities.
In addition, the fund complies with the following non-fundamental limitation on its investments:
The fund may not exercise any conversion, exchange or purchase rights associated with corporate debt securities in the portfolio if, at the time, the value of all equity interests would exceed 10% of the fund's total assets taken at market value.
If allowed by the fund’s other investment policies and restrictions, the fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed-income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

Short Duration Bond Fund
There are two classes of investment restrictions to which the fund is subject in implementing the investment policies of the fund: (a) fundamental and (b) non-fundamental. Fundamental restrictions may be changed only by a vote of the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Non-fundamental restrictions are subject to change by the Board without shareholder approval.
When submitting an investment restriction change to the holders of the fund’s outstanding voting securities, the matter shall be deemed to have been effectively acted upon if a majority of the outstanding voting securities of the fund vote for the approval of the matter, notwithstanding: (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.
Fundamental Investment Restrictions
(1)
Concentration. The fund will not concentrate its investments in a particular industry or group of industries, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(2)
Borrowing. The fund will not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(3)
Underwriting. The fund will not engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
(4)
Real Estate. The fund will not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.
(5)
Commodities. The fund will not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(6)
Loans. The fund will not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(7)
Senior Securities. The fund will not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(8)
Diversification. The fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
For purposes of fundamental restriction (7), purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.
Non-Fundamental Investment Restrictions
The fund will not:
(9)
Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, which are not readily marketable.
(10)
Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the fund’s net assets would be: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales “against-the-box” are not subject to this limitation.
(11)
Pledge, hypothecate, mortgage or transfer (except as provided in restriction (7)) as security for indebtedness any securities held by the fund, except in an amount of not more than 10% of the value of the fund’s total assets and then only to secure borrowings permitted by restrictions (2) and (9). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.
For purposes of restriction (11), “other strategic transactions” can include short sales and derivative transactions intended for non-hedging purposes.
Short Duration Municipal Opportunities Fund
Fundamental Investment Restrictions.
With respect to the fund, the following investment restrictions will not be changed without the approval of a majority of the respective fund’s outstanding voting securities, that, as used in the Prospectus and this SAI, means the approval by the lesser of: (1) the holders of 67% or more of the respective fund’s shares represented at a meeting if more than 50% of the respective fund’s outstanding shares are present in person or by proxy at the meeting; or (2) more than 50% of the respective fund’s outstanding shares.
The fund may not:
(1)
Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund’s total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of Trustees’ fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.
(2)
Invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund’s investment policies.
(3)
Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(4)
Concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. This fundamental restriction does not apply to investments in tax-exempt municipal securities other than those tax-exempt municipal securities backed only by assets and revenues of non-governmental issuers.
(5)
Engage in the business of underwriting securities issued by others, except to the extent that a fund may be deemed to be an underwriter in connection with the disposition of portfolio securities, and except that each fund may participate as part of a group in bidding for the purchase of tax-exempt debt securities directly from an issuer in order to take advantage of the lower purchase price available to members of such groups.
(6)
Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.
(7)
Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(8)
The fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
Non-Fundamental Investment Restrictions.
The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.
The fund may not:
1.
Invest for the purpose of exercising control or management of another company.
2.
Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.
3.
Invest more than 15% of the fund’s net assets in securities which are illiquid.
Additional Information Regarding Fundamental Restrictions
Concentration.  While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry. With respect to a fund's investment in loan participations, if any, the fund treats both the borrower and the financial intermediary under a loan participation as issuers for purposes of determining whether the fund has concentrated in a particular industry. For purposes of each fund’s fundamental restriction regarding concentration, the fund will take into account the concentration policies of the underlying funds in which the fund invests.
Diversification.  A diversified fund, as to at least 75% of the value of its total assets, generally may not, except with respect to government securities and securities of other investment companies, invest more than 5% of its total assets in the securities, or own more than 10% of the outstanding voting securities, of any one issuer. In determining the issuer of a municipal security, each state, each political subdivision, agency, and instrumentality of each state and each multi-state agency of which such state is a member is considered a separate issuer. In the event that securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.
Borrowing.  The 1940 Act permits a fund to borrow money in amounts of up to one-third of its total assets, at the time of borrowing, from banks for any purpose (a fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of its total assets. “Asset coverage” means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
Commodities.  Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices, and certain credit default swaps, may, under certain circumstances, also be considered to be commodities.

Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.
Loans.  Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.
Senior Securities.  “Senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets). In the event that such asset coverage falls below this percentage, a fund must reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The fundamental investment restriction regarding senior securities will be interpreted so as to permit collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. The Derivatives Rule provides an exemption to enter into certain transactions deemed to be senior securities subject to compliance with the limitations outlined in “Government Regulation of Derivatives.”
Except with respect to the fundamental investment restriction on borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of a fund’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadvisor’s assessment of the security), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a fund’s investment portfolio, resulting from market fluctuations or other changes in the fund’s total assets will not require the fund to dispose of an investment until the subadvisor determines that it is practicable to sell or close out the investment without undue market or tax consequences to the fund. In the event that rating services assign different ratings to the same security, the subadvisor will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the highest of the several assigned ratings.
Investment Policies that May Be Changed Only on 60 Days’ Prior Written Notice to Shareholders or with Shareholder Approval
In order to comply with Rule 35d-1 under the 1940 Act (“Rule 35d-1”), the 80% investment policy for Bond Fund, High Yield Fund, Investment Grade Bond Fund, and Short Duration Bond Fund is subject to change only upon 60 days’ prior written notice to shareholders. In order to comply with Rule 35d-1, the 80% investment policy for each Tax-Free Fund and Short Duration Municipal Opportunities Fund is fundamental and may not be changed without shareholder approval. Refer to the applicable Prospectus for each fund’s “Principal investment strategies.”
Portfolio Turnover

The annual rate of portfolio turnover will normally differ for each fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal period by the monthly average of the value of the fund’s portfolio securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). Portfolio turnover rates can change from year to year due to various factors, including among others, portfolio adjustments made in response to market conditions.
The portfolio turnover rates for the funds for the fiscal periods ended May 31, 2025 and May 31, 2024 were as follows:
Fund	2025 (%)	2024 (%)
Bond Fund	100	133
California Municipal Bond Fund	42	44
High Yield Fund	54	47
High Yield Municipal Bond Fund	34	22
Income Fund	56	34
Investment Grade Bond Fund	107	177
Municipal Opportunities Fund	54	50
Short Duration Bond Fund	77	81
Short Duration Municipal Opportunities Fund	56[1]	255
1
Decrease in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.

Those Responsible for Management

The business of the Trusts, each an open-end management investment company, is managed by the Board, including certain Trustees who are not “interested persons” (as defined in the 1940 Act) of the funds or the Trusts (the “Independent Trustees”). The Trustees elect officers who are responsible for the day-to-day operations of the funds or the Trusts and who execute policies formulated by the Trustees. Several of the Trustees and officers of the Trusts also are officers or directors of the Advisor or the Distributor. Each Trustee oversees all of the funds and other funds in the John Hancock Fund Complex (as defined below).
The tables below present certain information regarding the Trustees and officers of the Trusts, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the tables include information concerning other directorships held by each Trustee in other registered investment companies or publicly traded companies. Information is listed separately for each Trustee who is an “interested person” (as defined in the 1940 Act) of the Trusts (each a “Non-Independent Trustee”) and the Independent Trustees. As of May 31, 2025, the “John Hancock Fund Complex” consisted of 180 funds (including separate series of series mutual funds). Each Trustee, other than William K. Bacic, Kristie M. Feinberg, and Thomas R. Wright, has been elected to serve on the Board. Each of William H. Cunningham, Grace K. Fey, Deborah C. Jackson, and Hassell H. McClellan was most recently elected to serve on the Board at a shareholder meeting held on November 15, 2012. Each of Andrew G. Arnott, James R. Boyle, Noni L. Ellison, Dean C. Garfield, and Frances G. Rathke was most recently elected to serve on the Board at a shareholder meeting held on September 9, 2022. The Board appointed William K. Bacic and Thomas R. Wright to serve as Independent Trustees effective August 1, 2024. The Board appointed Kristie M. Feinberg to serve as a Non-Independent Trustee effective June 30, 2025. The address of each Trustee and officer of the Trusts is 200 Berkeley Street, Boston, Massachusetts 02116.
Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Non-Independent Trustees
Andrew G. Arnott[2] (1971)	Trustee, each Trust (since 2017)
Global Head of Institutional for Manulife (since 2025); Global Head of
Retail for Manulife (2022-2025); Head of Wealth and Asset
Management, United States and Europe, for John Hancock and
Manulife (2018-2023); Director and Chairman, John Hancock
Investment Management LLC (2005-2023, including prior
positions); Director and Chairman, John Hancock Variable Trust
Advisers LLC (2006-2023, including prior positions); Director and
Chairman, John Hancock Investment Management Distributors LLC
(2004-2023, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Trustee of various trusts within the John Hancock Fund Complex
(since 2017).
177
Kristie M. Feinberg[2] (1975)	Trustee, each Trust (since 2025) and President (Chief Executive Officer and Principal Executive Officer) (since 2023)
Head of Retail, Manulife Investment Management (since 2025); Head of Wealth & Asset Management, U.S. and Europe, for John Hancock
and Manulife (2023–2025); Director and Chairman, John Hancock
Investment Management LLC (since 2023); Director and Chairman,
John Hancock Variable Trust Advisers LLC (since 2023); Director and
Chairman, John Hancock Investment Management Distributors LLC
(since 2023); CFO and Global Head of Strategy, Manulife Investment
Management (2021–2023, including prior positions); CFO
Americas & Global Head of Treasury, Invesco, Ltd., Invesco US
(2019–2020, including prior positions); Senior Vice President,
Corporate Treasurer and Business Controller, Oppenheimer Funds
(2001–2019, including prior positions); President (Chief Executive
Officer and Principal Executive Officer) of various trusts within the
John Hancock Fund Complex (since 2023, including prior positions).
Trustee of various trusts within the John Hancock Fund Complex
(since 2025).
173
1
Because each  Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.
2
The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Independent Trustees
William K. Bacic (1956)	Trustee, each Trust (since 2024)	Director, Audit Committee Chairman, and Risk Committee Member, DWS USA Corp. (formerly, Deutsche Asset Management) (2018-2024); Senior Partner, Deloitte & Touche LLP (1978- retired 2017, including prior positions), specializing in the investment management industry. Trustee of various trusts within the John Hancock Fund Complex (since 2024).	173
James R. Boyle (1959)	Trustee, each Trust (2005–2010, 2012–2014, and since 2015)	Board Member, United of Omaha Life Insurance Company (since 2022); Board Member, Mutual of Omaha Investor Services, Inc. (since 2022); Foresters Financial, Chief Executive Officer (2018–2022) and board member (2017–2022); Manulife Financial and John Hancock, more than 20 years, retiring in 2012 as Chief Executive Officer, John Hancock and Senior Executive Vice President, Manulife Financial. Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).	173
William H. Cunningham (1944)	Trustee, Bond Trust (since 1986); Trustee, John Hancock California Tax-Free Income Fund and Municipal Securities Trust (since 1989); Trustee, Sovereign Bond Fund and Strategic Series (since 2005)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Chairman of the Board, Nuclein (since 2020); Director, Southwest Airlines (2000 - 2024). Trustee of various trusts within the John Hancock Fund Complex (since 1986).	177
Noni L. Ellison (1971)	Trustee, each Trust (since 2022)
Senior Vice President, General Counsel & Corporate Secretary,
Tractor Supply Company (rural lifestyle retailer) (since 2021);
General Counsel, Chief Compliance Officer & Corporate
Secretary, Carestream Dental, L.L.C. (2017–2021); Associate
General Counsel & Assistant Corporate Secretary, W.W. Grainger,
Inc. (global industrial supplier) (2015–2017); Board Member,
Goodwill of North Georgia, 2018 (FY2019)–2020 (FY2021);
Board Member, Howard University School of Law Board of Visitors
(since 2021); Board Member, University of Chicago Law School
Board of Visitors (since 2016); Board member, Children’s
Healthcare of Atlanta Foundation Board (2021–2023); Board
Member, Congressional Black Caucus Foundation (since 2024).
Trustee of various trusts within the John Hancock Fund Complex
(since 2022).
			173
Grace K. Fey (1946)	Trustee, each Trust (since 2012)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).	180

Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Independent Trustees
Dean C. Garfield (1968)	Trustee, each Trust (since 2022)
Senior Vice-President, TKO Group (a premier sports and live
entertainment company) (since 2025); Vice President, Netflix,
Inc. (2019–2024); President & Chief Executive Officer,
Information Technology Industry Council (2009–2019); NYU
School of Law Board of Trustees (since 2021); Member,
U.S. Department of Transportation, Advisory Committee on
Automation (since 2021); President of the United States Trade
Advisory Council (2010–2018); Board Member, College for Every
Student (2017–2021); Board Member, The Seed School of
Washington, D.C. (2012–2017); Advisory Board Member of the
Block Center for Technology and Society (since 2019).
Trustee of various trusts within the John Hancock Fund Complex
(since 2022).
			173
Deborah C. Jackson (1952)	Trustee, each Trust (since 2008) and Vice Chairperson of the Board, each Trust (since 2025)
President, Cambridge College, Cambridge, Massachusetts
(2011–2023); Board of Directors, Amwell Corporation (since
2020); Board of Directors, Massachusetts Women’s Forum
(2018–2020); Board of Directors, National Association of
Corporate Directors/New England (2015–2020); Chief Executive
Officer, American Red Cross of Massachusetts Bay (2002–2011);
Board of Directors of Eastern Bank Corporation (since 2001);
Board of Directors of Eastern Bank Charitable Foundation (since
2001);   Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare
(health benefits company) (2007–2011).
Trustee (since 2008) and Vice Chairperson of the Board (since
2025) of various trusts within the John Hancock Fund Complex.
			176
Hassell H. McClellan (1945)	Trustee, each Trust (since 2012) and Chairperson of the Board, each Trust (since 2017)	Trustee of Berklee College of Music (since 2022); Director/Trustee, Virtus Funds (2008–2020); Director, The Barnes Group (2010–2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.	180
Frances G. Rathke (1960)	Trustee, each Trust (since 2020)	Director, Audit Committee Chair, Oatly Group AB (plant-based drink company) (since 2021); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director and Audit Committee Chair, Planet Fitness (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003–retired 2015). Trustee of various trusts within the John Hancock Fund Complex (since 2020).	173
Thomas R. Wright (1961)	Trustee, each Trust (since 2024)	Chief Operating Officer, JMP Securities (2020-2023); Director of Equities, JMP Securities (2013-2023); Executive Committee Member, JMP Group (2013-2023); Global Head of Trading, Sanford C. Bernstein & Co. (2004-2012); and Head of European Equity Trading and Salestrading, Merrill, Lynch & Co. (1998-2004, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2024).	173
1
Because each  Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

Principal Officers who are not Trustees
The following table presents information regarding the current principal officers of the Trusts who are not Trustees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Advisor. All of the officers listed are officers or employees of the Advisor or its affiliates. All of the officers also are officers of all of the other funds for which the Advisor serves as investment advisor.
Name (Birth Year)	Current Position(s) with the Trusts[1]	Principal Occupation(s) During the Past 5 Years
Fernando A. Silva (1977)	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) (since 2024)
Director, Fund Administration and Assistant Treasurer, John Hancock Funds (2016-2020);
Assistant Treasurer, John Hancock Investment Management LLC and John Hancock Variable
Trust Advisers LLC (since 2020); Assistant Vice President, John Hancock Life & Health
Insurance Company, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life
Insurance Company of New York (since 2021); Chief Financial Officer (Principal Financial
Officer and Principal Accounting Officer) of various trusts within the John Hancock Fund
Complex (since 2024).

Salvatore Schiavone (1965)	Treasurer (since 2010)
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President,
John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC
(since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since
2007, including prior positions).

Christopher (Kit) Sechler (1973)	Secretary and Chief Legal Officer (since 2018)
Vice President and Deputy Chief Counsel, John Hancock Investment Management  (since
2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock
Investment Management; Assistant Secretary of John Hancock Investment Management
LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and
Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).

Trevor Swanberg (1979)	Chief Compliance Officer (since 2020)
Chief Compliance Officer, John Hancock Investment Management LLC  and John Hancock
Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock
Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020);
Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John
Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global
Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock
Fund Complex (since 2016, including prior positions).

1
Each officer holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.
Additional Information about the Trustees
In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills with respect to each Trust. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills and expertise. Each Trustee has experience as a Trustee of the Trusts as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the funds and the other funds in the John Hancock Fund Complex in a manner consistent with the best interests of the funds' shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.
Independent Trustees
William K. Bacic –  As a retired Certified Public Accountant, Mr. Bacic served as New England Managing Partner of a major independent registered public accounting firm, as well as a member of its U.S. Executive Committee, and has deep financial and accounting expertise. He served as the lead partner on the firm’s largest financial services companies, primarily focused on the investment management industry and mutual funds. He also has expertise in corporate governance and regulatory matters as well as prior experience serving as a board member and audit committee chair of a large global asset management company.
James R. Boyle –  Mr. Boyle has high-level executive, financial, operational, governance, regulatory and leadership experience in the financial services industry, including in the development and management of registered investment companies, variable annuities, retirement and insurance products. Mr. Boyle is the former President and CEO of a large international fraternal life insurance company and is the former President and CEO of multi-line life insurance and financial services companies. Mr. Boyle began his career as a Certified Public Accountant with Coopers & Lybrand.

William H. Cunningham –  Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and at the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.
Noni L. Ellison –  As a senior vice president, general counsel, and corporate secretary with over 25 years of executive leadership experience, Ms. Ellison has extensive management and business expertise in legal, regulatory, compliance, operational, quality assurance, international, finance and governance matters.
Grace K. Fey –  Ms. Fey has significant governance, financial services, and asset management industry expertise based on her extensive non-profit board experience, as well as her experience as a consultant to non-profit and corporate boards, and as a former director and executive of an investment management firm.
Dean C. Garfield –  As a former president and chief executive officer of a leading industry organization and current Senior Vice-President of a leading international sports and live entertainment company, Mr. Garfield has significant and diverse global executive operational, governance, regulatory, and leadership experience. He also has experience as a leader overseeing and implementing global public policy matters including strategic initiatives.
Deborah C. Jackson –  Ms. Jackson has leadership, governance, management, and operational oversight experience as the lead director of a large bank, former president of a college, and as the former chief executive officer of a major charitable organization. She also has expertise in financial services matters and oversight and corporate governance experience as a current and former director of various other corporate organizations, including an insurance company, a regional stock exchange, a telemedicine company, and non-profit entities.
Hassell H. McClellan –  As a former professor of finance and policy in the graduate management department of a major university, a director of a public company, and as a former director of several privately held companies, Dr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trusts.
Frances G. Rathke –  Through her former positions in senior financial roles, as a former Certified Public Accountant, and as a consultant on strategic and financial matters, Ms. Rathke has experience as a leader overseeing, conceiving, implementing, and analyzing strategic and financial growth plans, and financial statements. Ms. Rathke also has experience in the auditing of financial statements and related materials. In addition, she has experience as a director of various organizations, including a publicly traded company and a non-profit entity.
Thomas R. Wright –  As a retired Chief Operating Officer of a significant capital markets firm and a former Director of Equities and Executive Committee Member, Mr. Wright has deep executive, investment banking, portfolio management, securities brokerage, and equity research expertise. Mr. Wright has also served as the Global Head of Trading and Head of European Equity Trading and Salestrading at an investment bank and asset manager and has substantial securities industry and international trading and markets expertise.
Non-Independent Trustees
Andrew G. Arnott –  As current and former President of various trusts within the John Hancock Fund Complex, and through prior leadership roles including Global Head of Retail for Manulife, and as Trustee of the John Hancock Fund Complex, Mr. Arnott has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.
Kristie M. Feinberg –  As President and CEO of John Hancock Investment Management and of various trusts within the John Hancock Fund Complex, and through prior leadership roles at Manulife Investment Management including Head of Wealth & Asset Management, U.S. and Europe and CFO and Global Head of Strategy, Ms. Feinberg brings deep expertise in financial services. Her strong background in finance, strategy, and leadership, along with a proven track record of expanding product offerings and distribution, enables her to provide strategic insight and management input to the Board.
Duties of Trustees; Committee Structure
Each Trust is organized as a Massachusetts business trust. Under each Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisors and subadvisors. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information about the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trusts. The Board met five times during the fiscal year ended May 31, 2025.
The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the funds' management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board also has designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified herein or pursuant to a Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the funds' operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the funds' shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Ms. Feinberg and Messrs. Arnott and Boyle as current or former senior executives of the Advisor and the Distributor (or of their parent company, Manulife Financial Corporation), and of other affiliates of the Advisor and the Distributor, provide the Board with the perspective of the Advisor and the Distributor in managing and sponsoring all of each Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of a Trust.
Board Committees
The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Nominating and Governance Committee; and Investment Committee. The current membership of each committee is set forth below.
Audit Committee.  The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bacic and Cunningham and Ms. Rathke). Ms. Rathke serves as Chairperson of this Committee. Ms. Rathke and Mr. Bacic have each been designated by the Board as an “audit committee financial expert,” as defined in SEC rules. This Committee reviews the internal and external accounting and auditing procedures of the Trusts and, among other things, considers the selection of an independent registered public accounting firm for each Trust, approves all significant services proposed to be performed by its independent registered public accounting firm and considers the possible effect of such services on its independence. This Committee met four times during the fiscal year ended May 31, 2025.
Compliance Committee.  The Board also has a standing Compliance Committee (Ms. Fey, Mr. Garfield and Ms. Jackson). Ms. Fey serves as Chairperson of this Committee. This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trusts. This Committee met four times during the fiscal year ended May 31, 2025.
Contracts, Legal & Risk Committee.  The Board also has a standing Contracts, Legal & Risk Committee (Mr. Boyle, Ms. Ellison, and Mr. Wright). Mr. Boyle serves as Chairperson of this Committee. This Committee oversees the initiation, operation, and renewal of the various contracts between the Trust and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, manage and report the various risks that affect or could affect the funds. This Committee met four times during the fiscal year ended May 31, 2025.
Nominating and Governance Committee.  The Board also has a Nominating and Governance Committee composed of all of the Independent Trustees. Dr. McClellan serves as Chairperson of this Committee. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee. This Committee met five times during the fiscal year ended May 31, 2025.
Investment Committee.  The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has four subcommittees with the Trustees divided among the four subcommittees (each an “Investment Sub-Committee”). Messrs. Boyle and Cunningham and Mses. Ellison and Jackson serve as Chairpersons of the Investment Sub-Committees. Each Investment Sub-Committee reviews investment matters relating to a particular group of funds in the John Hancock Fund Complex and coordinates with the full Board regarding investment matters. The Investment Committee met five times during the fiscal year ended May 31, 2025.
Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.
Risk Oversight
As registered investment companies, the funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the funds' risk management activities that are implemented by the Advisor, the funds' CCO and other service providers to the funds. The Advisor has primary responsibility for the funds' risk management on a day-to-day basis as a part of its overall responsibilities. Each fund's subadvisor, subject to oversight of the Advisor, is primarily responsible for managing investment and financial risks as a part of its day-to-day investment responsibilities, as well as operational and compliance risks at its firm. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the funds and regulatory requirements and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.
The Advisor identifies to the Board the risks that it believes may affect the funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the funds' risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.
The Board has established an Investment Committee, which consists of four Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant funds and the performance of their subadvisors. The Advisor monitors these policies and subadvisor activities and may recommend changes in connection with the funds to each relevant Investment Sub-Committee in response to subadvisor requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee reviews reports from the Advisor regarding the relevant funds' investment performance, which include information about investment and financial risks and how they are managed, and from the CCO or his/her designee regarding subadvisor compliance matters. In addition, each Investment Sub-Committee meets periodically with the portfolio managers of the funds' subadvisors to receive reports regarding management of the funds, including with respect to risk management processes.
The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the funds' financial reporting. In addition, this Committee oversees the process of each fund’s valuation of its portfolio securities, assisted by the Advisor's Pricing Committee (composed of officers of the Advisor), which calculates fair value determinations pursuant to procedures established by the Advisor and adopted by the Board.
With respect to valuation, the Advisor provides periodic reports to the Board and Investment Committee that enables the Board to oversee the Advisor, as each fund's valuation designee, in assessing, managing and reviewing material risks associated with fair valuation determinations, including material conflicts of interest. In addition, the Board reviews the Advisor's performance of an annual valuation risk assessment under which the Advisor seeks to identify and enumerate material valuation risks which are or may be impactful to the funds including, but not limited to (1) the types of investments held (or intended to be held) by the funds, giving consideration to those investments' characteristics; (2) potential market or sector shocks or dislocations which may affect the ongoing valuation operations; (3) the extent to which each fair value methodology uses unobservable inputs; (4) the proportion of each fund's investments that are fair valued as determined in good faith, as well as their contributions to a fund's returns; (5) the use of fair value methodologies that rely on inputs from third-party service providers; and (6) the appropriateness and application of the methods for determining and calculating fair value. The Advisor reports any material changes to the risk assessment, along with appropriate actions designed to manage such risks, to the Board.
The Compliance Committee assists the Board in overseeing the activities of the Trusts' CCO with respect to the compliance programs of the funds, the Advisor, the subadvisors, and certain of the funds' other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.
The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, assess, manage and report the various risks that affect or could affect the funds. This Committee reviews reports from the funds' Advisor on a periodic basis regarding the risks facing the funds, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.
The Board considers liquidity risk management issues as part of its general oversight responsibilities and oversees the Trust's liquidity risk through, among other things, receiving periodic reporting and presentations that address liquidity matters. As required by rule 22e-4 under the 1940 Act, the Board, including a majority of the Independent Trustees, has approved the Trust's Liquidity Risk Management Program (the “LRM Program”), which is reasonably designed to assess and manage the Trust's liquidity risk, and has appointed the LRM Program Administrator that is responsible for administering the LRM Program. The Board receives liquidity risk management reports under the funds' LRM Program and reviews, no less frequently than annually, a written report prepared by the LRM Program Administrator that addresses, among other items, the operation of the LRM Program and assesses its adequacy and effectiveness of implementation as well as any material changes to the LRM Program.
As required by rule 18f-4 under the 1940 Act, funds that engage in derivatives transactions, other than limited derivatives users, generally must adopt and implement written derivatives risk management program (the “Derivatives Risk Management Program”), that is reasonably designed to manage the funds' derivatives risks, while taking into account the funds' derivatives and other investments. This program includes risk guidelines, stress testing, internal reporting and escalation and periodic review of the program. To the extent that the funds invest in derivatives, on a quarterly and annual, the Advisor will provide the Board with written reports that address the operation, adequacy and effectiveness of the funds' Derivatives Risk Management Program, which is generally designed to assess and manage derivatives risk.
In addressing issues regarding the funds' risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trusts' CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trusts' CCO, the Advisor, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the funds' advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the subadvisors and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.
The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Advisor’s risk management program is part of the overall risk management program of John Hancock, the Advisor’s parent company. John Hancock’s Chief Risk Officer supports the Advisor’s risk management program, and at the Board’s request will report on risk management matters.
Compensation of Trustees
Trustees are reimbursed for travel and other out-of-pocket expenses. Effective January 1, 2025, each Independent Trustee receives in the aggregate from the Trusts and the other open-end funds in the John Hancock Fund Complex an annual retainer of $311,520, a fee of $23,795.20 for each regular meeting of the Trustees (in person or via videoconference or teleconference) and a fee of $5,000 for each special meeting of the Trustees (in person or via videoconference or teleconference). The Chairperson of the Board receives an additional retainer of $221,728. The Vice Chairperson of the Board receives an additional retainer of $20,000. The Chairperson of each of the Audit Committee, Compliance Committee, and Contracts, Legal & Risk Committee receives an additional $40,000 retainer. The Chairperson of each Investment Sub-Committee receives an additional $20,000 retainer.
The following table provides information regarding the compensation paid by each Trust and the other investment companies in the John Hancock Fund Complex to the Trustees for their services during the fiscal year ended May 31, 2025.
Compensation Table1
Name of Trustee	Bond Trust ($)	California Tax-Free Income Fund ($)	Municipal Securities Trust ($)	Sovereign Bond Fund ($)	Strategic Series ($)	Total Compensation from the Trusts and the John Hancock Fund Complex ($)[2]
Independent Trustees
William K. Bacic[3]	8,519	653	2,217	36,772	3,361	414,315
James R. Boyle	10,894	831	2,824	46,968	4,290	517,195
William H. Cunningham	9,497	720	2,461	40,920	3,742	532,195
Noni L. Ellison	9,270	705	2,406	39,958	3,658	447,195
Grace K. Fey	10,241	774	2,650	44,105	4,030	652,195
Dean C. Garfield	9,037	685	2,342	38,939	3,561	437,195
Deborah C. Jackson	9,729	739	2,524	41,937	3,837	554,695
Hassell H. McClellan	14,066	1,066	3,643	60,553	5,538	849,159
Steven R. Pruchansky[4]	5,150	359	1,278	21,878	1,961	247,640
Frances G. Rathke	9,957	755	2,580	42,901	3,923	477,195
Gregory A. Russo[5]	635	43	156	2,687	238	31,500
Thomas R. Wright[3]	8,519	653	2,217	36,772	3,361	414,315
Non-Independent Trustees
Andrew G. Arnott	0	0	0	0	0	0
Kristie M. Feinberg[6]	N/A	N/A	N/A	N/A	N/A	N/A
Paul Lorentz[7]	0	0	0	0	0	0
1
The Trust does not have a pension or retirement plan for any of its Trustees or officers.
2
There were approximately 180 series in the John Hancock Fund Complex as of May 31, 2025.
3
Appointed to serve as Trustee effective August 1, 2024.
4
Mr. Pruchansky retired as Trustee effective December 31, 2024.
5
Mr. Russo retired as Trustee effective August 1, 2024.
6
Appointed to serve as Trustee effective June 30, 2025.
7
Mr. Lorentz no longer serves as Trustee effective June 30, 2025.

Trustee Ownership of Shares of the Funds
The table below sets forth the dollar range of the value of the shares of each fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen by a Trustee, owned beneficially by the Trustees as of December 31, 2024. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Trustees may own shares beneficially through group annuity contracts. Exact dollar amounts of securities held are not listed in the table. Rather, dollar ranges are identified.
Trust/Funds	Bond Fund	California Municipal Bond Fund	High Yield Fund	High Yield Municipal Bond Fund	Income Fund
Independent Trustees
William K. Bacic[1]	None	None	None	None	None
James R. Boyle	None	None	None	None	None
William H. Cunningham	None	None	None	None	None
Noni L. Ellison	None	None	None	None	None
Grace K. Fey	None	None	None	None	None
Dean C. Garfield	None	None	None	None	None
Deborah C. Jackson	None	None	None	None	None
Hassell H. McClellan	None	None	None	None	None
Frances G. Rathke	None	None	None	None	None
Thomas R. Wright[1]	None	None	None	None	None
Non-Independent Trustees
Andrew G. Arnott	$50,001 - $100,000	None	None	None	None
Kristie M. Feinberg[2]	N/A	N/A	N/A	N/A	N/A

Trust/Funds	Investment Grade Bond Fund	Municipal Opportunities Fund	Short Duration Bond Fund	Short Duration Municipal Opportunities Fund	Total – John Hancock Fund Complex
Independent Trustees
William K. Bacic[1]	None	None	None	None	None
James R. Boyle	None	None	None	None	Over $100,000
William H. Cunningham	None	None	None	None	Over $100,000
Noni L. Ellison	None	None	None	None	Over $100,000
Grace K. Fey	None	None	None	None	Over $100,000
Dean C. Garfield	None	None	None	None	Over $100,000
Deborah C. Jackson	None	None	None	None	Over $100,000
Hassell H. McClellan	None	None	None	None	Over $100,000
Frances G. Rathke	None	None	None	None	Over $100,000
Thomas R. Wright[1]	None	None	None	None	None
Non-Independent Trustees
Andrew G. Arnott	None	None	None	None	Over $100,000
Kristie M. Feinberg[2]	N/A	N/A	N/A	N/A	N/A
1
Appointed to serve as Trustee effective August 1, 2024.
2
Appointed to serve as Trustee effective June 30, 2025.
Shareholders of The FUNDS

To the best knowledge of the Trusts, as of September 2, 2025, the Trustees and officers of each Trust, in the aggregate, beneficially owned less than 1% of the outstanding shares of each class of shares of each fund.
To the best knowledge of the Trusts, as of September 2, 2025, the following shareholders (principal holders) owned beneficially or of record 5% or more of the outstanding shares of the funds and classes stated below. A shareholder who owns beneficially more than 25% of a fund or any class of a fund is deemed to be a control person of that fund or that class of the fund, as applicable, and therefore could determine the outcome of a shareholder meeting with respect to a proposal directly affecting that fund or that share class, as applicable.
Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
BOND FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	63.70%	RECORD
BOND FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.56%	RECORD
BOND FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	21.21%	RECORD
BOND FUND	C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	13.47%	RECORD
BOND FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.99%	RECORD
BOND FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	11.66%	RECORD
BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.31%	RECORD
BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	6.94%	RECORD
BOND FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	6.49%	RECORD
BOND FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	5.38%	RECORD
BOND FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	15.44%	RECORD
BOND FUND	I	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	14.70%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
BOND FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	14.27%	RECORD
BOND FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	13.92%	RECORD
BOND FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	11.27%	RECORD
BOND FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.47%	RECORD
BOND FUND	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	5.43%	RECORD
BOND FUND	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	33.87%	RECORD
BOND FUND	R2	EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	7.75%	RECORD
BOND FUND	R2	PRINCIPAL TRUST COMPANY FBO NORTON HEALTHCARE INC SALARY DEFERRAL PLAN ATTN PLAN TRUSTEE 1013 CENTRE RD WILMINGTON DE 19805-1265	7.55%	BENEFICIAL
BOND FUND	R2	EMPOWER TRUST FBO EMPOWER BENEFIT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	7.36%	RECORD
BOND FUND	R2	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.76%	BENEFICIAL
BOND FUND	R4	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	36.88%	RECORD
BOND FUND	R4	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	15.95%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
BOND FUND	R4	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	10.72%	RECORD
BOND FUND	R4	ALERUS FINANCIAL FBO WORLD ARCHITECTS 401K 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	10.70%	BENEFICIAL
BOND FUND	R4	CHARLES SCHWAB TRUST BANK TRUST COLSA CORPORATION 401(K) PROFIT SHA ARING PLAN 106135 2423 E LINCOLN DR PHOENIX AZ 85016-1215	6.02%	BENEFICIAL
BOND FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	67.75%	RECORD
BOND FUND	R6	JOHN HANCOCK TRUST COMPANY 200 BERKELEY ST STE 7 BOSTON MA 02116-5038	6.88%	RECORD
BOND FUND	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.91%	RECORD
BOND FUND	NAV	JHF II MULTIMANAGER LIEFSTYLE BALANCED PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116-5022	16.53%	BENEFICIAL
BOND FUND	NAV	JHF II MULTIMANAGER LIEFSTYLE GROWTH PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116-5022	12.75%	BENEFICIAL
BOND FUND	NAV	JHVIT MANAGED VOLATILITY BALANCED PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116-5022	11.49%	BENEFICIAL
BOND FUND	NAV	JHVIT MANAGED VOLATILITY GROWTH PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116-5022	8.84%	BENEFICIAL
BOND FUND	NAV	JHF II MULTIMANAGER LIEFSTYLE CONSERVATIVE PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116-5022	6.65%	BENEFICIAL
BOND FUND	NAV	JHF II MULTIMANAGER LIEFSTYLE MODERATE PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116-5022	6.26%	BENEFICIAL
CALIFORNIA MUNICIPAL BOND FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	49.75%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
CALIFORNIA MUNICIPAL BOND FUND	A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	13.45%	RECORD
CALIFORNIA MUNICIPAL BOND FUND	A	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.52%	RECORD
CALIFORNIA MUNICIPAL BOND FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	19.63%	RECORD
CALIFORNIA MUNICIPAL BOND FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	14.35%	RECORD
CALIFORNIA MUNICIPAL BOND FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.62%	RECORD
CALIFORNIA MUNICIPAL BOND FUND	C	MATTHEW A BERGMAN CAROL R STEPHENS JT WROS 21718 ELKWOOD ST CANOGA PARK CA 91304-4850	8.16%	BENEFICIAL
CALIFORNIA MUNICIPAL BOND FUND	C	KYOKO O JOHNSON LARRY A JOHNSON JT WROS 271 YOUNG CIR MARINA CA 93933-2718	6.10%	BENEFICIAL
CALIFORNIA MUNICIPAL BOND FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	30.63%	RECORD
CALIFORNIA MUNICIPAL BOND FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	22.45%	RECORD
CALIFORNIA MUNICIPAL BOND FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	16.83%	RECORD
CALIFORNIA MUNICIPAL BOND FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	11.56%	RECORD
CALIFORNIA MUNICIPAL BOND FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.79%	RECORD
CALIFORNIA MUNICIPAL BOND FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	5.62%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
CALIFORNIA MUNICIPAL BOND FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	98.08%	RECORD
HIGH YIELD FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	33.35%	RECORD
HIGH YIELD FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.43%	RECORD
HIGH YIELD FUND	A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.97%	RECORD
HIGH YIELD FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	30.59%	RECORD
HIGH YIELD FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	20.98%	RECORD
HIGH YIELD FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	13.26%	RECORD
HIGH YIELD FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.10%	RECORD
HIGH YIELD FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	26.75%	RECORD
HIGH YIELD FUND	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	26.71%	RECORD
HIGH YIELD FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	18.81%	RECORD
HIGH YIELD FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	5.93%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
HIGH YIELD FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	5.89%	RECORD
HIGH YIELD FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.42%	RECORD
HIGH YIELD FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS 200 BERKELEY ST BOSTON MA 02116-5022	75.26%	RECORD
HIGH YIELD FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	17.32%	RECORD
HIGH YIELD FUND	NAV	JHF II MULTIMANAGER LIEFSTYLE BALANCED PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116-5022	22.40%	BENEFICIAL
HIGH YIELD FUND	NAV	JHF II MULTIMANAGER LIEFSTYLE GROWTH PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116-5022	12.84%	BENEFICIAL
HIGH YIELD FUND	NAV	JHF II MULTIMANAGER LIEFSTYLE CONSERVATIVE PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116-5022	9.59%	BENEFICIAL
HIGH YIELD FUND	NAV	JHF II MULTIMANAGER LIEFSTYLE MODERATE PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116-5022	9.54%	BENEFICIAL
HIGH YIELD MUNICIPAL BOND FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	55.69%	RECORD
HIGH YIELD MUNICIPAL BOND FUND	A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.62%	RECORD
HIGH YIELD MUNICIPAL BOND FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	6.39%	RECORD
HIGH YIELD MUNICIPAL BOND FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	48.88%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
HIGH YIELD MUNICIPAL BOND FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.02%	RECORD
HIGH YIELD MUNICIPAL BOND FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.74%	RECORD
HIGH YIELD MUNICIPAL BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	8.38%	RECORD
HIGH YIELD MUNICIPAL BOND FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	7.91%	RECORD
HIGH YIELD MUNICIPAL BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.77%	RECORD
HIGH YIELD MUNICIPAL BOND FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	32.02%	RECORD
HIGH YIELD MUNICIPAL BOND FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	22.74%	RECORD
HIGH YIELD MUNICIPAL BOND FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	14.82%	RECORD
HIGH YIELD MUNICIPAL BOND FUND	I	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.93%	RECORD
HIGH YIELD MUNICIPAL BOND FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	90.72%	RECORD
INCOME FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	30.91%	RECORD
INCOME FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	7.70%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
INCOME FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	27.65%	RECORD
INCOME FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9.23%	RECORD
INCOME FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	8.59%	RECORD
INCOME FUND	C	MORGAN STANLEY SMITH BARNEY LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS 1 NEW YORK PLAZA FL. 12 NEW YORK NY 10004-1965	7.23%	RECORD
INCOME FUND	C	ASCENSUS TRUST COMPANY FBO PRIMERATEK CONSULTING GROUP RETIREM PO BOX 10758 FARGO ND 58106-0758	5.38%	BENEFICIAL
INCOME FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	20.73%	RECORD
INCOME FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	14.15%	RECORD
INCOME FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	9.09%	RECORD
INCOME FUND	I	CHARLES SCHWAB & CO INC MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	8.57%	RECORD
INCOME FUND	I	RELIANCE TRUST CO FBO COMERICA EB R/R PO BOX 570788 ATLANTA GA 30357-3114	7.21%	BENEFICIAL
INCOME FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6.61%	RECORD
INCOME FUND	I	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.43%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
INCOME FUND	R2	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	27.54%	RECORD
INCOME FUND	R2	LINCOLN RETIREMENT SERVICES CO FBO ROCHEUX INTERNATIONAL PO BOX 7876 FORT WAYNE IN 46801-7876	5.34%	BENEFICIAL
INCOME FUND	R4	STATE STREET BANK AND TRUST AS TRUSTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	42.01%	RECORD
INCOME FUND	R4	ASCENSUS TRUST COMPANY FBO DATOCWITTEN GROUP INC 401K PLAN PO BOX 10758 FARGO ND 58106-0758	22.12%	BENEFICIAL
INCOME FUND	R4	ASCENSUS TRUST COMPANY FBO KGA ARCHITECTURE 401K PS PO BOX 10758 FARGO ND 58106-0758	15.52%	BENEFICIAL
INCOME FUND	R4	TIAA TRUST NA CUST/TTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	5.82%	RECORD
INCOME FUND	R5	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	74.24%	RECORD
INCOME FUND	R5	FIIOC FBO THE TIMBERLAND GROUP 401K 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	6.19%	BENEFICIAL
INCOME FUND	R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	21.84%	RECORD
INCOME FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	14.64%	RECORD
INCOME FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS 200 BERKELEY ST BOSTON MA 02116-5022	13.42%	RECORD
INCOME FUND	R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9.47%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
INCOME FUND	R6	CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	6.49%	BENEFICIAL
INCOME FUND	R6	GREAT WEST TRUST COMPANY LLC TTEE FBO BAYLOR SCOTT & WHITE HEALTH RTRMNT SVINGS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	5.17%	BENEFICIAL
INVESTMENT GRADE BOND FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	71.82%	RECORD
INVESTMENT GRADE BOND FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	28.24%	RECORD
INVESTMENT GRADE BOND FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	10.08%	RECORD
INVESTMENT GRADE BOND FUND	C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.32%	RECORD
INVESTMENT GRADE BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	8.54%	RECORD
INVESTMENT GRADE BOND FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.33%	RECORD
INVESTMENT GRADE BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.12%	RECORD
INVESTMENT GRADE BOND FUND	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	6.25%	RECORD
INVESTMENT GRADE BOND FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	5.63%	RECORD
INVESTMENT GRADE BOND FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	45.03%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
INVESTMENT GRADE BOND FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	14.40%	RECORD
INVESTMENT GRADE BOND FUND	I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.87%	RECORD
INVESTMENT GRADE BOND FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	9.53%	RECORD
INVESTMENT GRADE BOND FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.00%	RECORD
INVESTMENT GRADE BOND FUND	R2	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	58.62%	RECORD
INVESTMENT GRADE BOND FUND	R2	WEST KNOX UTILITY DISTRICT DB PO BOX 1090 PARIS TN 38242-1090	13.78%	BENEFICIAL
INVESTMENT GRADE BOND FUND	R2	ERWIN UTILITIES PENSION PLAN PO BOX 1090 PARIS TN 38242-1090	12.96%	BENEFICIAL
INVESTMENT GRADE BOND FUND	R2	07ND84P8 PO BOX 1090 PARIS TN 38242-1090	10.35%	BENEFICIAL
INVESTMENT GRADE BOND FUND	R4	MATRIX TRUST COMPANY CUST FBO PLEKKENPOL BUILDERS INC 717 17TH ST STE 1300 DENVER CO 80202-3304	14.19%	BENEFICIAL
INVESTMENT GRADE BOND FUND	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. AMHERST SCH DIST SAU #39 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	13.67%	BENEFICIAL
INVESTMENT GRADE BOND FUND	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC UINTA COUNTY SD #4 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	8.40%	BENEFICIAL
INVESTMENT GRADE BOND FUND	R4	LINCOLN RETIREMENT SERVICES COMPANY FBO LAURENS COUNTY SCHOOLS PO BOX 7876 FORT WAYNE IN 46801-7876	7.87%	BENEFICIAL

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
INVESTMENT GRADE BOND FUND	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. CHARLEVOIX PUBLIC SCHOOLS 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	6.76%	BENEFICIAL
INVESTMENT GRADE BOND FUND	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. RIVERVIEW SCHOOL DISTRICT #407 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	5.88%	BENEFICIAL
INVESTMENT GRADE BOND FUND	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. SAU #39 SCHOOL DISTRICT OF NH 403B 717 17TH ST STE 1300 DENVER CO 80202-3304	5.70%	BENEFICIAL
INVESTMENT GRADE BOND FUND	R4	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC UMC HEALTH SYSTEM 403(B) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	5.18%	BENEFICIAL
INVESTMENT GRADE BOND FUND	R4	MATRIX TRUST COMPANY CUST FBO FRONTIER BASEMENT SYSTEMS 401(K) 717 17TH ST STE 1300 DENVER CO 80202-3304	5.13%	BENEFICIAL
INVESTMENT GRADE BOND FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	76.25%	RECORD
INVESTMENT GRADE BOND FUND	R6	JOHN HANCOCK LIFE INSURANCE COMPANY (USA) ATTN: JHRPS TRADING OPS 200 BERKELEY ST BOSTON MA 02116-5022	12.36%	RECORD
MUNICIPAL OPPORTUNITIES FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	53.21%	RECORD
MUNICIPAL OPPORTUNITIES FUND	A	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	6.18%	RECORD
MUNICIPAL OPPORTUNITIES FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	25.54%	RECORD
MUNICIPAL OPPORTUNITIES FUND	C	WELLS FARGO CLEARING SERVICES, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	14.10%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
MUNICIPAL OPPORTUNITIES FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	10.76%	RECORD
MUNICIPAL OPPORTUNITIES FUND	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10.36%	RECORD
MUNICIPAL OPPORTUNITIES FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	7.77%	RECORD
MUNICIPAL OPPORTUNITIES FUND	C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	7.38%	RECORD
MUNICIPAL OPPORTUNITIES FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	6.71%	RECORD
MUNICIPAL OPPORTUNITIES FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	6.17%	RECORD
MUNICIPAL OPPORTUNITIES FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	39.34%	RECORD
MUNICIPAL OPPORTUNITIES FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	14.22%	RECORD
MUNICIPAL OPPORTUNITIES FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	13.08%	RECORD
MUNICIPAL OPPORTUNITIES FUND	I	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	11.93%	RECORD
MUNICIPAL OPPORTUNITIES FUND	I	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8.32%	RECORD
MUNICIPAL OPPORTUNITIES FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	97.69%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
SHORT DURATION BOND FUND	A	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	73.64%	RECORD
SHORT DURATION BOND FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	5.71%	RECORD
SHORT DURATION BOND FUND	C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	37.56%	RECORD
SHORT DURATION BOND FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	20.20%	RECORD
SHORT DURATION BOND FUND	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	18.96%	RECORD
SHORT DURATION BOND FUND	C	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	10.10%	RECORD
SHORT DURATION BOND FUND	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	8.25%	RECORD
SHORT DURATION BOND FUND	I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	39.84%	RECORD
SHORT DURATION BOND FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	23.19%	RECORD
SHORT DURATION BOND FUND	I	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	19.17%	RECORD
SHORT DURATION BOND FUND	I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4141	12.82%	RECORD
SHORT DURATION BOND FUND	R6	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	64.53%	RECORD
SHORT DURATION BOND FUND	R6	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST BOSTON MA 02116-5022	32.13%	RECORD

Fund Name	Share Class	Name and Address	Percentage Owned	Type of Ownership
SHORT DURATION BOND FUND	NAV	JHF II MULTIMANAGER LIEFSTYLE BALANCED PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116-5022	28.00%	BENEFICIAL
SHORT DURATION BOND FUND	NAV	JHF II MULTIMANAGER LIEFSTYLE GROWTH PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116-5022	14.16%	BENEFICIAL
SHORT DURATION BOND FUND	NAV	JHF II MULTIMANAGER LIEFSTYLE CONSERVATIVE PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116-5022	13.79%	BENEFICIAL
SHORT DURATION BOND FUND	NAV	JHF II MULTIMANAGER LIEFSTYLE MODERATE PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116-5022	12.89%	BENEFICIAL
SHORT DURATION BOND FUND	NAV	JHF II MULTIMANAGER LIEFSTYLE AGGRESSIVE PORTFOLIO 200 BERKELEY STREET BOSTON MA 02116-5022	5.77%	BENEFICIAL
SHORT DURATION MUNICIPAL OPPORTUNITIES FUND	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	91.40%	RECORD
SHORT DURATION MUNICIPAL OPPORTUNITIES FUND	C	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	55.44%	BENEFICIAL
SHORT DURATION MUNICIPAL OPPORTUNITIES FUND	C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN: MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	44.56%	RECORD
SHORT DURATION MUNICIPAL OPPORTUNITIES FUND	I	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST # 1WFC NEW YORK NY 10281-1015	93.99%	RECORD
SHORT DURATION MUNICIPAL OPPORTUNITIES FUND	R6	MANULIFE REINSURANCE (BERMUDA) LTD 200 BERKELEY ST BOSTON MA 02116-5022	98.36%	BENEFICIAL
Investment Management Arrangements and Other Services

Advisory Agreement
The Advisor serves as investment advisor to the funds and is responsible for the supervision of the subadvisor services to the funds pursuant to the Advisory Agreement. Pursuant to the Advisory Agreement and subject to general oversight by the Board, the Advisor manages and supervises the investment operations and business affairs of the funds. The Advisor provides the funds with all necessary office facilities and equipment and any personnel necessary for the oversight and/or conduct of the investment operations of the funds. The Advisor also coordinates and oversees the services provided to the funds under other agreements, including custodial, administrative and transfer agency services. Additionally, the Advisor provides certain administrative and other non-advisory services to the funds pursuant to a separate Service Agreement or Accounting and Legal Services Agreement, as discussed below.

The Advisor is responsible for overseeing and implementing a fund’s investment program and provides a variety of advisory oversight and investment research services, including: (i) monitoring fund portfolio compositions and risk profiles and (ii) evaluating fund investment characteristics, such as investment strategies, and recommending to the Board potential enhancements to such characteristics. The Advisor provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes).
The Advisor has the responsibility to oversee the subadvisor and recommend to the Board: (i) the hiring, termination, and replacement of a subadvisor; and (ii) the allocation and reallocation of a fund’s assets among multiple subadvisors, when appropriate. In this capacity, the Advisor negotiates with potential subadvisors and, once retained, among other things: (i) monitors the compliance of the subadvisor with the investment objectives and related policies of the funds; (ii) reviews the performance of the subadvisor; and (iii) reports periodically on such performance to the Board. The Advisor utilizes the expertise of a team of investment professionals in manager research and oversight who provide these research and monitoring services.
The Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Agreement.
Under the Advisory Agreement, a fund may use the name “John Hancock” or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Advisor. In addition, the Advisor or JHLICO U.S.A., a subsidiary of Manulife Financial, may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the JHLICO U.S.A. or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment advisor.
The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) were each approved by all Trustees. The Advisory Agreement has an initial term of two years. Following its initial term, each of the Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that each Agreement’s continuance is approved annually both: (i) by the holders of a majority of the outstanding voting securities of the Trusts or by the Trustees; and (ii) by a majority of the Trustees who are not parties to the Agreement, or “interested persons” of any such parties. Each of these Agreements may be terminated on 60 days’ written notice by any party or by a vote of a majority of the outstanding voting securities of the funds and will terminate automatically if assigned.
Each Trust bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the funds (including an allocable portion of the cost of the Advisor’s employees rendering such services to the funds); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the funds the Advisor or any of their affiliates); expenses of Trustees’ and shareholders’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.
Securities held by a fund also may be held by other funds or investment advisory clients for which the Advisor, the subadvisor or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Advisor or subadvisor for a fund or for other funds or clients for which the Advisor or subadvisor renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective fund, funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Advisor or subadvisor or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
Advisor Compensation.  As compensation for its advisory services under each Advisory Agreement, the Advisor receives a fee from the relevant Trust computed separately for each relevant fund. The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the fund. Each fund other than California Municipal Bond Fund pays the advisory fee daily. California Municipal Bond Fund pays the advisory fee monthly in arrears. The management fees a fund currently is obligated to pay the Advisor are as set forth in its Prospectus.
From time to time, the Advisor may reduce its fee or make other arrangements to limit a fund’s expenses to a specified percentage of average daily net assets. The Advisor retains the right to re-impose a fee and recover any other payments to the extent that, during the fiscal year in which such expense limitation is in place, a fund’s annual expenses fall below this limit.
The following table shows the advisory fees that each fund incurred and paid to the Advisor for the fiscal periods ended May 31, 2025, May 31, 2024, and May 31, 2023.
Advisory Fee Paid in Fiscal Year Ended May 31,
Funds	2025 ($)	2024 ($)	2023 ($)
Bond Fund

	Advisory Fee Paid in Fiscal Year Ended May 31,
Funds	2025 ($)	2024 ($)	2023 ($)
Gross Fees	80,588,940	70,752,081	64,984,473
Waivers	(2,245,395)	(1,869,419)	(1,786,534)
Net Fees	78,343,545	68,882,662	63,197,939
California Municipal Bond Fund
Gross Fees	2,405,068	1,630,973	1,309,463
Waivers	(575,606)	(168,584)	(156,579)
Net Fees	1,829,462	1,462,389	1,152,884
High Yield Fund
Gross Fees	6,305,007	5,680,547	5,894,445
Waivers	(118,202)	(105,386)	(102,585)
Net Fees	6,186,805	5,575,161	5,791,860
High Yield Municipal Bond Fund
Gross Fees	1,450,147	1,005,750	837,617
Waivers	(411,460)	(214,059)	(274,356)
Net Fees	1,038,687	791,691	563,261
Income Fund
Gross Fees	6,097,891	6,149,647	6,424,242
Waivers	(166,287)	(144,005)	(145,227)
Net Fees	5,931,604	6,005,641	6,279,015
Investment Grade Bond Fund
Gross Fees	13,519,524	12,427,645	8,998,607
Waivers	(2,628,589)	(2,236,528)	(1,774,037)
Net Fees	10,890,935	10,191,117	7,224,570
Municipal Opportunities Fund
Gross Fees	5,918,019	4,930,735	3,703,631
Waivers	(238,143)	(81,317)	(680,629)
Net Fees	5,679,876	4,849,419	3,023,002
Short Duration Bond Fund
Gross Fees	2,322,826	2,143,245	1,611,890
Waivers	(95,590)	(79,189)	(60,785)
Net Fees	2,227,236	2,064,056	1,551,105
Short Duration Municipal Opportunities Fund
Gross Fees	152,670	88,108	71,507
Waivers	(152,670)	(88,108)	(71,507)
Net Fees	0	0	0
Service Agreement and Accounting and Legal Services Agreement
Pursuant to (i) a Service Agreement with Bond Trust, Municipal Securities Trust, Sovereign Bond Fund, and Strategic Series; and (ii) an Accounting and Legal Services Agreement with California Tax-Free Income Fund, the Advisor is responsible for providing, at the expense of the applicable Trust or Trusts, certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service provider oversight. Pursuant to the Service Agreement, the Advisor shall determine, subject to Board approval, the expenses to be reimbursed by each fund, including an overhead allocation. Pursuant to the Accounting and Legal Services Agreement, such expenses shall not exceed levels that are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The payments under the Service Agreement and the Accounting and Legal Services Agreement are not intended to provide a profit to the Advisor. Instead, the Advisor provides the services under the Service Agreement and the Accounting and Legal Services Agreement because it also provides advisory services under the Advisory Agreement. Pursuant to each Agreement, the reimbursement shall be calculated and paid monthly in arrears.
The Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with the matters to which the Service Agreement or the Accounting and Legal Services Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations under either Agreement.

The Service Agreement and the Accounting and Legal Services Agreement each had an initial term of two years, and continues thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Trust, on behalf of any or all of the funds, or the Advisor may terminate either Agreement at any time without penalty on 60 days’ written notice to the other party. Either Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.
The following table shows the fees that each fund incurred and paid to the Advisor for non-advisory services pursuant to the Service Agreement or the Accounting and Legal Services Agreement, as applicable, for the fiscal periods ended May 31, 2025, May 31, 2024, and May 31, 2023.
	Service Fee Paid in Fiscal Year Ended May 31,
Funds	2025 ($)	2024 ($)	2023 ($)
Bond Fund	4,927,672	4,708,364	4,085,795
California Municipal Bond Fund	89,581	64,435	50,409
High Yield Fund	241,587	240,260	229,026
High Yield Municipal Bond Fund	54,052	38,342	30,178
Income Fund	331,507	366,784	367,311
Investment Grade Bond Fund	652,011	647,528	455,968
Municipal Opportunities Fund	239,189	188,224	164,442
Short Duration Bond Fund	215,600	157,006	151,146
Short Duration Municipal Opportunities Fund	7,869	5,114	3,389
Subadvisory Agreement
Duties of the Subadvisor.  Under the terms of the current subadvisory agreement (the “Subadvisory Agreement”), the subadvisor manages the investment and reinvestment of the assets of the funds, subject to the supervision of the Board and the Advisor. The subadvisor formulates a continuous investment program for each such fund consistent with its investment objectives and policies outlined in the Prospectus. The subadvisor implements such programs by purchases and sales of securities and regularly reports to the Advisor and the Board with respect to the implementation of such programs. The subadvisor, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned funds. Additional information about the funds’ portfolio managers, including other accounts managed, ownership of fund shares, and compensation structure, can be found at Appendix B to this SAI.
The Advisor has delegated to the subadvisor the responsibility to vote all proxies relating to the securities held by the funds. See “Other Services — Proxy Voting” below, for additional information.
Subadvisory Fees.  As compensation for its services, the subadvisor receives fees from the Advisor computed separately for each fund.
Affiliated Subadvisors.  The Advisor and the Affiliated Subadvisors are controlled by Manulife Financial.
Advisory arrangements involving Affiliated Subadvisors and investment in affiliated underlying funds present certain conflicts of interest.  For each fund subadvised by an Affiliated Subadvisor, the Affiliated Subadvisor will benefit from increased subadvisory fees. In addition, MFC will benefit, not only from the net advisory fee retained by the Advisor but also from the subadvisory fee paid by the Advisor to the Affiliated Subadvisor. Consequently, the Affiliated Subadvisors and MFC may be viewed as benefiting financially from: (i) the appointment of or continued service of Affiliated Subadvisors to manage the funds; and (ii) the allocation of the assets of the funds to the funds having Affiliated Subadvisors. Similarly, the Advisor may be viewed as having a conflict of interest in the allocation of the assets of the funds to affiliated underlying funds as opposed to unaffiliated underlying funds. However, both the Advisor, in recommending to the Board the appointment or continued service of Affiliated Subadvisors, and such Subadvisors, in allocating the assets of the funds, have a fiduciary duty to act in the best interests of the funds and their shareholders. The Advisor has a duty to recommend that Affiliated Subadvisors or unaffiliated subadvisors be selected, retained, or replaced only when the Advisor believes it is in the best interests of shareholders. In addition, under the Trusts' “Manager of Managers” exemptive order received from the SEC, each Trust is required to obtain shareholder approval of any subadvisory agreement appointing an Affiliated Subadvisor as the subadvisor except as otherwise permitted by applicable SEC No-Action Letter to a fund (in the case of a new fund, the initial sole shareholder of the fund, an affiliate of the Advisor and MFC, may provide this approval). Similarly, each Affiliated Subadvisor has a duty to allocate assets to Affiliated Subadvised funds, and affiliated underlying funds more broadly, only when it believes this is in shareholders’ best interests and without regard for the financial incentives inherent in making such allocations. Subject to this fiduciary duty, each Affiliated Subadvisor may, and will, allocate assets to funds having Affiliated Subadvisors, and may allocate assets to such funds even if similar alternative funds having unaffiliated subadvisors are available. When allocating to an underlying fund, the Affiliated Subadvisors will consider several factors including their expectations for the fund in the future. The Independent Trustees are aware of and monitor these conflicts of interest.
Additional Information Applicable to Subadvisory Agreement
Term of the Subadvisory Agreement.  The Subadvisory Agreement will initially continue in effect as to a fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that fund) and thereafter if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a majority of the outstanding voting securities of that fund. In either event, such continuance also shall be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Subadvisory Agreement.
Any required shareholder approval of any continuance of the Subadvisory Agreement shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve such continuance, even if such continuance may not have been approved by a majority of the outstanding voting securities of: (a) any other series of the applicable Trust affected by the Subadvisory Agreement; or (b) all of the series of the applicable Trust.
Failure of Shareholders to Approve Continuance of the Subadvisory Agreement.  If the outstanding voting securities of any fund fail to approve any continuance of the Subadvisory Agreement, the party may continue to act as investment subadvisor with respect to such fund pending the required approval of the continuance of the Subadvisory Agreement or a new agreement with either that party or a different subadvisor, or other definitive action.
Termination of the Subadvisory Agreement.  The Subadvisory Agreement may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to the Agreement, and also to the relevant fund. The following parties may terminate the Subadvisory Agreement:
●
the Board;
●
with respect to any fund, a majority of the outstanding voting securities of such fund;
●
the Advisor; and
●
the subadvisor.
The Subadvisory Agreement will automatically terminate in the event of its assignment or upon termination of the Advisory Agreement.
Amendments to the Subadvisory Agreement.  The Subadvisory Agreement may be amended by the parties to the agreement, provided that the amendment is approved by the vote of a majority of the outstanding voting securities of the relevant fund (except as noted below) and by the vote of a majority of the Independent Trustees. The required shareholder approval of any amendment to the Subadvisory Agreement shall be effective with respect to any fund if a majority of the outstanding voting securities of that fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other series of the applicable Trust affected by the amendment; or (b) all the series of the applicable Trust.
Except with respect to California Municipal Bond Fund and High Yield Municipal Bond Fund, as noted under “Who’s who — Investment advisor” in the Prospectus, an SEC order permits the Advisor, subject to approval by the Board and a majority of the Independent Trustees, to appoint a subadvisor (other than an Affiliated Subadvisor), or change a subadvisory fee or otherwise amend a subadvisory agreement (other than with an Affiliated Subadvisor) pursuant to an agreement that is not approved by shareholders.
Other Services
Proxy Voting.  Based on the terms of the current Subadvisory Agreement, each Trust’s proxy voting policies and procedures (the “Trust Procedures”) delegate to the subadvisor of each of its funds the responsibility to vote all proxies relating to securities held by that fund in accordance with the subadvisor’s proxy voting policies and procedures. The subadvisor has a duty to vote or not vote such proxies in the best interests of the fund it subadvises and its shareholders, and to avoid the influence of conflicts of interest. In the event that the Advisor assumes day-to-day management responsibilities for the fund, each Trust's Procedures delegate proxy voting responsibilities to the Advisor. Complete descriptions of the Trust Procedures and the proxy voting procedures of the Advisor and the subadvisor are set forth in Appendix C to this SAI.
It is possible that conflicts of interest could arise for the subadvisor when voting proxies. Such conflicts could arise, for example, when the subadvisor or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest also could arise when a fund, its Advisor or principal underwriter or any of their affiliates has an interest in the vote.
In the event the subadvisor becomes aware of a material conflict of interest, the Trust Procedures generally require the subadvisor to follow any conflicts procedures that may be included in the subadvisor’s proxy voting procedures. Although conflicts procedures will vary among subadvisors, they generally include one or more of the following:
(a)
voting pursuant to the recommendation of a third party voting service;
(b)
voting pursuant to pre-determined voting guidelines; or
(c)
referring voting to a special compliance or oversight committee.
The specific conflicts procedures of the subadvisor are set forth in its proxy voting procedures included in Appendix C. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.
Although the subadvisor may have a duty to vote all proxies on behalf of the fund that it subadvises, it is possible that the subadvisor may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits a subadvisor from trading the shares in the marketplace for a period of time, the subadvisor may determine that it is not in the best interests of the fund to vote the proxies. In addition, consistent with its duty to vote proxies in the best interests of a fund’s shareholders, a subadvisor may refrain from voting one or more of the fund’s proxies if the subadvisor believes that the costs of voting such proxies may outweigh the potential benefits. For example, the subadvisor may choose not to recall securities where the subadvisor believes the costs of voting may outweigh the potential benefit of voting. The subadvisor also may choose not to recall securities that have been loaned in order to vote proxies for shares of the security since the fund would lose security lending income if the securities were recalled.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available: (1) without charge, upon request, by calling 800-225-5291; (2) on www.jhinvestments.com; and (3) on the SEC’s website at sec.gov.
Distribution Agreements

Each Trust has a Distribution Agreement with John Hancock Investment Management Distributors LLC, an affiliate of the Advisor, and the principal underwriter of the funds, located at 200 Berkeley Street, Boston, Massachusetts 02116. Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of each class of the funds. Shares of the funds also are sold by selected broker-dealers, banks and registered investment advisors (“Selling Firms”) that have entered into selling agreements with the Distributor. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the funds. The Distributor accepts orders for the purchase of the shares of the funds that are continually offered at the NAV next determined, plus any applicable sales charge. Class I, Class R2, Class R4, Class R5, Class R6, and Class NAV shares of the funds are offered without a front-end sales load or CDSC. In connection with the sale of Class A shares, the Distributor and Selling Firms typically receive compensation from a sales charge imposed at the time of sale. In the case of both Class A shares and Class C shares where a CDSC is applicable, the Selling Firms receive compensation immediately, but the Distributor is compensated on a deferred basis. Neither the Distributor nor Selling Firms receive any compensation with respect to the sale of Class R6 shares of the funds.
With respect to share classes other than Class R6, the Distributor may make, either from Rule 12b-1 distribution fees, if applicable, or out of its own resources, additional payments to financial intermediaries (firms), such as broker-dealers, banks, registered investment advisors, independent financial planners, and retirement plan administrators. These payments are sometimes referred to as “revenue sharing.” No such payments are made with respect to the funds’ Class R6 shares.
The funds do not issue share certificates. Shares are electronically recorded. The Board reserves the right to change or waive a fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when, in the judgment of the Advisor or the relevant subadvisor, such rejection is in the fund’s best interest.
Underwriting Commissions.  The following table shows the underwriting commissions that the Distributor charged and retained with respect to transactions in Class A and Class C shares of the funds for the fiscal periods ended May 31, 2025, May 31, 2024, and May 31, 2023.
		Fiscal Period Ended
Fund	Share Class	May 31, 2025		May 31, 2024		May 31, 2023
		Amount Charged	Amount Retained	Amount Charged	Amount Retained	Amount Charged	Amount Retained
Bond Fund	Class A	$1,310,972	$186,035	$1,563,977	$219,096	$1,151,712	$159,260
	Class C	$8,718	$0	$0	0	$9,886	$0
California Municipal Bond Fund	Class A	$116,665	$15,768	$92,255	$12,513	$52,760	$7,165
	Class C	$380	$0	$2,913	$0	$3	$0
High Yield Fund	Class A	$106,081	$15,654	$130,265	$19,477	$137,114	$20,292
	Class C	$51	$0	$131	$0	$315	$0
High Yield Municipal Bond Fund	Class A	$118,359	$15,317	$54,803	$6,229	$33,794	$4,766
	Class C	$2,579	$0	$825	$0	$177	$0
Income Fund	Class A	$126,489	$17,908	$148,205	$21,167	$136,821	$19,258
	Class C	$655	$0	$347	$0	$990	$0
Investment Grade Bond Fund	Class A	$305,327	$44,457	$382,623	$55,048	$274,247	$38,925
	Class C	$2,677	$0	$0	$0	$674	$0
Municipal Opportunities Fund	Class A	$221,747	$28,959	$229,481	$30,911	$291,496	$40,723
	Class C	$1,515	$0	$1,339	$0	$7,315	$0

		Fiscal Period Ended
Fund	Share Class	May 31, 2025		May 31, 2024		May 31, 2023
		Amount Charged	Amount Retained	Amount Charged	Amount Retained	Amount Charged	Amount Retained
Short Duration Bond Fund	Class A	$147,497	$26,827	$90,963	$16,544	$118,891	$19,695
	Class C	$479	$0	$367	$0	$0	$0
Short Duration Municipal Opportunities Fund	Class A	$2,118	$111	$107	$11	$0	$0
	Class C	$0	$0	$0	$0	$0	$0
Distribution Plans.  The Board has adopted distribution plans with respect to Class A, Class C, Class R2, Class R4, and Class R5 shares pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”). Under the Rule 12b-1 Plans, a fund may pay distribution and service fees based on average daily net assets attributable to those classes, at the maximum aggregate annual rates shown in the following table. However, the service portion of the Rule 12b-1 fees borne by a class of shares of a fund will not exceed 0.25% of average daily net assets attributable to such class of shares.
Share Class	Rule 12b-1 Fee (%)
Class A (Bond Fund and Income Fund)	0.30
Class A1 (High Yield Fund, High Yield Municipal Bond Fund, Investment Grade Bond Fund, Municipal Opportunities Fund, Short Duration Bond Fund, and Short Duration Municipal Opportunities Fund)	0.25
Class A (California Municipal Bond Fund)	0.15
Class C2	1.00
Class R2	0.25
Class R4[3]	0.25
Class R5	0.00
1
The Distributor has contractually agreed to limit the Rule 12b-1 distribution and service fees for Class A shares of each of High Yield Municipal Bond Fund, Municipal Opportunities Fund, and Short Duration Municipal Opportunities Fund to 0.15% until September 30, 2026.
2
The Distributor has contractually agreed to limit the Rule 12b-1 distribution and service fees for Class C shares of each of California Municipal Bond Fund, High Yield Municipal Bond Fund, Municipal Opportunities Fund, and Short Duration Municipal Opportunities Fund to 0.90% until September 30, 2026.
3
The Distributor has contractually agreed to limit the Rule 12b-1 distribution and service fees for Class R4 shares of Bond Fund, Income Fund and Investment Grade Bond Fund to 0.15% until September 30, 2026.
There are two types of Rule 12b-1 Plans: “reimbursement” and “compensation” plans. While a reimbursement plan provides for reimbursement of certain distribution and shareholder service expenses of a fund, a compensation plan provides for direct payment of distribution and shareholder service fees to the Distributor. Except as noted below, the funds’ Rule 12b-1 Plans are compensation Rule 12b-1 Plans. Under a compensation Rule 12b-1 Plan, the Distributor will retain the entire amount of the payments made to it, even if such amount exceeds the Distributor’s actual distribution-related expenses for the applicable fiscal year.
The fees charged under the Rule 12b-1 Plans will be paid to the Distributor either in reimbursement of distribution and shareholder service expenses incurred by the Distributor on the funds' behalf, or as direct compensation to the Distributor in contemplation of such expenses, as noted above.  The distribution portion of the fees payable pursuant to the Rule 12b-1 Plans may be spent on any activities or expenses primarily intended to result in the sale of shares of the particular class, including but not limited to: (i) compensation to Selling Firms and others (including affiliates of the Distributor) that are engaged in or support the sale of fund shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of fund shares. The service portion of the fees payable pursuant to the Rule 12b-1 Plans may be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders.
The following share classes have reimbursement plans for the stated funds: Class A (California Municipal Bond Fund) and Class C (Bond Fund, High Yield Municipal Bond Fund, Investment Grade Bond Fund, and Municipal Opportunities Fund). Under a reimbursement Rule 12b-1 Plan, if the aggregate payments received by the Distributor for a particular class of shares of a fund in any fiscal year exceed the expenditures made by the Distributor in that year pursuant to that Rule 12b-1 Plan, the Distributor will reimburse the fund for the amount of the excess. If, however, the expenditures made by the Distributor on a fund’s behalf during any fiscal year exceed the payments received under such Rule 12b-1 Plan, the Distributor is entitled to carry over such unreimbursed expenses (for Class C shares, with interest) to be paid in subsequent fiscal years from available Rule 12b-1 amounts. However, with respect to Class A reimbursement Rule 12b-1 Plans, these expenses will not be carried beyond twelve months from the date they were incurred. The funds do not treat unreimbursed expenses under Class C reimbursement Rule 12b-1 Plans as a liability of the funds because the Trustees can terminate any of these Plans at any time with no additional liability to the shareholders and the funds for these expenses.

The Rule 12b-1 Plans and all amendments were approved by the Board, including a majority of the Independent Trustees, by votes cast in person at meetings called for the purpose of voting on the Rule 12b-1 Plans. Pursuant to the Rule 12b-1 Plans, at least quarterly, the Distributor provides the Board with a written report of the amounts expended under the Rule 12b-1 Plans and the purpose for which these expenditures were made. The Board reviews these reports on a quarterly basis to determine the continued appropriateness of such expenditures.
Each Rule 12b-1 Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Board and the Independent Trustees. Each Rule 12b-1 Plan provides that it may be terminated without penalty: (a) by a vote of a majority of the Independent Trustees; and (b) by a vote of a majority of the fund’s outstanding shares of the applicable class, in each case upon 60 days’ written notice to the Distributor. Each Rule 12b-1 Plan further provides that it may not be amended to increase materially the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of a fund that has voting rights with respect to the Rule 12b-1 Plan. The Rule 12b-1 Plans provide that no material amendment to the Rule 12b-1 Plans will be effective unless it is approved by a majority vote of the Board and the Independent Trustees of the relevant Trust. The holders of Class A, Class C, Class R2, Class R4, and Class R5 shares have exclusive voting rights with respect to the Rule 12b-1 Plans applicable to their class of shares. In adopting the Rule 12b-1 Plans, the Board, including the Independent Trustees, concluded that, in their judgment, there is a reasonable likelihood that the Rule 12b-1 Plans will benefit the holders of the applicable classes of shares of each fund.
Class I, Class NAV, and Class R6 shares of the funds are not subject to any Rule 12b-1 Plan. Expenses associated with the obligation of the Distributor to use its best efforts to sell Class I, Class NAV, and Class R6 shares will be paid by the Advisor or by the Distributor and will not be paid from the fees paid under the Rule 12b-1 Plan for any other class of shares. In addition, expenses associated with the obligation of the Distributor to use its best efforts to sell Class R5 shares will be paid by the Advisor or by the Distributor and will not be paid by the funds.
Amounts paid to the Distributor by any class of shares of a fund will not be used to pay the expenses incurred with respect to any other class of shares of that fund; provided, however, that expenses attributable to the fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, a fund may participate in joint distribution activities with other funds and the costs of those activities will be borne by the fund in proportion to the relative NAVs of the fund and the other funds.
Each Rule 12b-1 Plan recognizes that the Advisor may use its management fee revenue under the Advisory Agreement with a fund as well as its past profits or other resources from any source to make payments with respect to expenses incurred in connection with the distribution of shares of the fund. To the extent that the payment of management fees by a fund to the Advisor should be deemed to be the indirect financing of any activity primarily intended to result in the sale of shares of a class within the meaning of Rule 12b-1, such payments are deemed to be authorized by the Rule 12b-1 Plan.
During the fiscal period ended May 31, 2025, the following amounts were paid to the Distributor pursuant to each fund’s Rule 12b-1 Plans.
Fund	Share Class	Rule 12b-1 Service Fee Payments ($)	Rule 12b-1 Distribution Fee Payments ($)
Bond Fund	A	4,794,795	958,958
	C	207,608	622,823
	R2	144,208	0
	R4	33,687	0
California Municipal Bond Fund	A	396,480	0
	C	9,235	24,009
High Yield Fund	A	593,116	0
	C	10,847	32,540
High Yield Municipal Bond Fund	A	210,441	0
	C	26,173	68,051
Income Fund	A	1,081,963	216,392
	C	17,455	52,365
	R2	15,618	0
	R4	1,112	0
Investment Grade Bond Fund	A	1,383,443	0
	C	29,187	87,560
	R2	17,637	0
	R4	310	0
Municipal Opportunties Fund	A	851,943	0
	C	18,433	47,926
Short Duration Bond Fund	A	245,048	0

Fund	Share Class	Rule 12b-1 Service Fee Payments ($)	Rule 12b-1 Distribution Fee Payments ($)
	C	4,030	12,091
Short Duration Municipal Opportunities Fund	A	480	0
	C	226	587
During the fiscal period ended May 31, 2025, the following unreimbursed expense amounts were incurred under the funds’ reimbursement Rule 12b-1 Plans:
Fund	Share Class	Unreimbursed Expenses ($)	Unreimbursed Expenses as a Percent of the Share Class Net Assets (%)
Bond Fund	C	9,901,772.93	12.74%
California Municipal Bond Fund	A	541,599.83	0.19%
High Yield Municipal Bond Fund	C	2,045,774.81	18.82%
Investment Grade Bond Fund	C	2,822,344.89	24.12%
Municipal Opportunities Fund	C	2,608,183.80	37.23%
Class R Service Plans.  Each Trust has adopted a separate service plan with respect to  Class R2, Class R4, and Class R5 shares of the applicable funds (the “Class R Service Plans”). The Class R Service Plans authorize a fund to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to retirement plans, or plan participants holding shares of the fund a service fee of up to a specified percentage of the fund’s average daily net assets attributable to the applicable class of shares held by such plan participants. The percentages are 0.25% for Class R2 shares, 0.10% for Class R4 shares, and 0.05% for Class R5 shares. The services may include (a) acting, directly or through an agent, as the shareholder and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns the applicable class of shares; (c) processing orders to purchase, redeem and exchange the applicable class of shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds; (d) addressing plan participant questions regarding their accounts and the funds; and (e) other services related to servicing such retirement plans.
Sales Compensation

As part of their business strategy, the funds, along with the Distributor, pay compensation to Selling Firms that sell the shares of the funds. These firms typically pass along a portion of this compensation to the shareholder’s broker or financial professional.
The primary sources of Selling Firm compensation payments for sales of shares of the funds are: (1) the Rule 12b-1 fees that are applicable to the class of shares being sold and that are paid out of a fund’s assets; and (2) in the case of Class A and Class C shares, sales charges paid by investors. The sales charges and Rule 12b-1 fees are detailed in the relevant Prospectus and under “Distribution Agreements,” “Sales Charges on Class A and Class C Shares,” and “Deferred Sales Charge on Class A and Class C Shares” in this SAI. For Class I shares, the Distributor may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the funds. This payment may not exceed 0.15% of the amount invested.
Initial Compensation.  Whenever an investor purchases Class A or Class C shares of a fund, the Selling Firm receives a reallowance/payment/commission as described in the section “First Year Broker or Other Selling Firm Compensation.”
Annual Compensation.  Except as provided below, for Class A share purchases of a fund, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 fee of 0.25% of its average daily net assets invested in the fund. This Rule 12b-1 fee is paid monthly in arrears.
For Class A investments of $1 million or more in most funds, investments by certain retirement plans where a finder's fee has been paid, and investments made in Class C shares of a fund, beginning in the second year after an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee of up to 0.25% of its average daily net (eligible) assets invested in the fund. The term “(eligible) assets” used in this context refers to shares held for more than one year. In addition, beginning in the second year after an investment is made in Class C shares of a fund, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (eligible) assets invested in the fund. These service and distribution fees are paid monthly in arrears.
For Class R2 and Class R4 shares of a fund, beginning in the first year after an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee of 0.25% of its average daily net (eligible) assets, except that the annual Rule 12b-1 distribution and service fee payable to Selling Firms for Class R4 shares of certain funds is limited to 0.15% of the average daily net assets of Class R4 shares for each such fund until September 30, 2026, as described in each such fund’s Class R4 Prospectus.
For more information, see the table below under the column captioned “Selling Firm receives Rule 12b-1 service fee.” These service and distribution fees are paid monthly in arrears.

Additional Payments to Financial Intermediaries.  Shares of the funds are primarily sold through financial intermediaries (firms), such as broker-dealers, banks, registered investment advisors, independent financial planners, and retirement plan administrators. In addition to sales charges, which are payable by shareholders, and Rule 12b-1 distribution fees, which are paid by the funds, the Advisor, the Distributor or another affiliate makes additional payments to firms out of its own resources. These payments are sometimes referred to as “revenue sharing.” Many firms involved in the sale of fund shares receive one or more types of these cash payments. The categories of payments that the Advisor, the Distributor or another affiliate provides to firms are described below. These categories are not mutually exclusive and the Advisor, the Distributor or another affiliate may make additional types of revenue sharing payments in the future. Some firms receive payments under more than one or all categories. These payments assist in the efforts of the Advisor, the Distributor or another affiliate to promote the sale of the funds’ shares. The Advisor, the Distributor or another affiliate agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm and are an important factor in a firm’s willingness to support the sale of the funds through its distribution system. To the extent firms receiving such payments purchase shares of the funds on behalf of their clients, the Advisor and/or the Distributor benefit from increased management and other fees with respect to those assets. The Advisor, the Distributor or another affiliate determines which firms to make payments to and the extent of the payments it is willing to make. The Advisor, the Distributor or another affiliate generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the promotional efforts of the Advisor, the Distributor or another affiliate. The Advisor, the Distributor or another affiliate does not make an independent assessment of the cost of providing such services.
The provision of these additional payments, the varying fee structures and the basis on which a firm compensates its registered representatives or salespersons creates an incentive for a particular firm, registered representative, or salesperson to highlight, feature or recommend funds, including the funds, or other investments based, at least in part, on the level of compensation paid. Additionally, if greater payments are made with respect to one mutual fund complex than another, a firm has an incentive to recommend one fund complex over another. Similarly, if a firm receives greater compensation for one share class versus another, that firm has an incentive to recommend the share class with the greater compensation. Shareholders should consider whether such incentives exist when evaluating any recommendations from a firm to purchase or sell shares of the funds and when considering which share class is most appropriate. Shareholders should ask their salesperson or visit their firm’s website for more information about the additional payments they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions the firm charges. Firms may categorize and disclose these arrangements differently than the Distributor and its affiliates.
As of May 31, 2025, the following member firms of the Financial Industry Regulatory Authority, Inc. (“FINRA”) have arrangements in effect with the Advisor, the Distributor or another affiliate pursuant to which the firm is entitled to a revenue sharing payment at an annual rate of up to 0.25% of the value of the fund shares sold or serviced by the firm:

Business Partner Firms
Ameriprise Financial Services, Inc.
Ascensus LLC
Avantax Planning Partners, Inc.
Avantax Wealth Management
BOK Financial Securities, Inc.
Centaurus Financial, Inc.
Cetera - Advisor Network LLC
Cetera - Advisors LLC
Cetera - Financial Institutions
Cetera - Financial Specialists, Inc.
Charles Schwab
Commonwealth Financial Network
Concourse Financial Group Securities
Concurrent Asset Management
Crown Capital Securities L.P.
DA Davidson & Co Inc.
Edward D. Jones & Co. LP
Fidelity - Fidelity Brokerage Services LLC
Fidelity - Fidelity Investments Institutional Operations Company, Inc.
Fidelity - National Financial Services LLC
Fifth Third Securities, Inc.
First Command Financial Planning
First Horizon Advisors
Business Partner Firms
Geneos Wealth Management
GWFS Equities, Inc.
HUB International Ltd
Independent Financial Group
J.P. Morgan Securities LLC
Key Investment Services
LPL Financial LLC
Merrill Lynch
MML Investor Services, Inc.
Money Concepts Capital Corp.
Morgan Stanley Wealth Management, LLC
Northwestern Mutual Investment Services, LLC
Osaic - Osaic FA, Inc
Osaic - Osaic FS, Inc
Osaic - Osaic Institutions, Inc
Osaic - Osaic Services, Inc.
Osaic - Osaic Wealth, Inc.
Principal Securities, Inc.
Raymond James and Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets Corporation
Robert W. Baird & Co.
Sanctuary Wealth Group, LLC

Business Partner Firms
Stifel, Nicolaus, & Co, Inc.
TD Ameritrade
The Investment Center, Inc.
Transamerica Financial Advisors, Inc.
Business Partner Firms
UBS Financial Services, Inc.
Unionbanc Investment Services
Wells Fargo Advisors
The Advisor, the Distributor or another affiliate also has arrangements with intermediaries that are not members of FINRA.
The Advisor, the Distributor or another affiliate may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other firms in the future.
Sales and Asset Based Payments.  The Advisor, the Distributor or another affiliate makes revenue sharing payments as incentives to certain firms to promote and sell shares of the funds. The Advisor, the Distributor or another affiliate hopes to benefit from revenue sharing by increasing the funds’ net assets, which, as well as benefiting the funds, would result in additional management and other fees for the Advisor and its affiliates. In consideration for revenue sharing compensation, some firms will feature certain funds in their sales systems or give the Advisor, the Distributor or another affiliate additional access to members of their sales forces or management. In addition, some firms agree to participate in the marketing efforts of the Advisor, the Distributor or another affiliate by allowing the Advisor, the Distributor or another affiliate to participate in conferences, seminars or other programs attended by the firm’s sales force. Although certain firms seek revenue sharing payments to offset costs incurred by the firm in servicing the firm’s clients that have invested in the funds, such firms may still earn a profit on these payments. Revenue sharing payments provide a firm with an incentive to recommend the funds.
The payments to firms generally are negotiated based on a number of factors including, but not limited to, quality of service, reputation in the industry, ability to attract and retain assets, target markets, customer relationships, and relationship with the Advisor, the Distributor or another affiliate. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Advisor, the Distributor or another affiliate in its sole discretion, may be different for different firms. For example, one way in which revenue sharing payments made by the Advisor, the Distributor or another affiliate are calculated is on sales of shares of the funds (“Sales-Based Payments”). Such payments can also be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary or on another subset of assets of funds in the John Hancock Fund Complex (“Asset-Based Payments”). Sales-Based Payments primarily create incentives for firms to sell shares of the funds and Asset-Based Payments primarily create incentives for firms to retain previously sold shares of the funds in investor accounts. The Advisor, the Distributor or another affiliate pays firms either or both Sales-Based Payments and Asset-Based Payments. The compensation arrangements described in this section are not mutually exclusive, and a single firm may receive multiple types of compensation. Such payments may be calculated by reference to the gross or net sales by such person, the average net assets of shares held by the customers of such person, the number of accounts of the funds attributable to such person, on the basis of a flat fee or a negotiated lump sum payment for services provided, or otherwise.
Administrative, Technology, and Processing Support Payments.  The Advisor, the Distributor or another affiliate also pays certain firms that sell shares of the funds for certain administrative services, including recordkeeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. The Advisor, the Distributor or another affiliate also makes payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Advisor, the Distributor or another affiliate makes under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s fund trading system. The Advisor, the Distributor or another affiliate also makes platform support payments to some firms for the purpose of supporting services provided by a financial firm’s servicing of shareholder accounts, including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, eligibility for inclusion on sample fund line-ups, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment related products, programs and services. In addition, the Advisor, the Distributor or another affiliate may pay for certain services including technology, operations, tax, “due diligence,” or audit consulting services.
Retirement Plan Program Servicing Payments.  The Advisor, the Distributor or another affiliate may make payments to certain financial intermediaries who sell fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting or transaction processing, retirement plan program services may include: services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation; or other similar services.
Marketing Support Payments.  The Advisor, the Distributor or another affiliate makes payments to some firms for marketing support services, including: providing periodic and ongoing education and training and support of firm personnel regarding the funds; disseminating to firm personnel information and product marketing materials regarding the funds; explaining to firms’ clients the features and characteristics of the funds; conducting due diligence regarding the funds; granting access (in some cases on a preferential basis over other competitors) to sales meetings, sales representatives and management representatives of the firm; and providing business planning assistance, marketing support, advertising and other services.

Other Cash Payments.  From time to time, the Advisor, the Distributor or another affiliate provides, either from Rule 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the funds. Such compensation provided by the Advisor, the Distributor or another affiliate may take various forms, including payments for the receipt of analytical data in relation to sales of fund shares, financial assistance to firms that enable the Advisor, the Distributor or another affiliate to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. The Advisor, the Distributor or another affiliate makes payments for entertainment events it deems appropriate, subject to its guidelines and applicable law. These payments vary depending upon the nature of the event or the relationship.
In certain circumstances, the Advisor, the Distributor or another affiliate has other relationships with some firms relating to the provisions of services to the funds, such as providing omnibus account services or transaction processing services, or effecting portfolio transactions for the funds. If a firm provides these services, the Advisor or the funds may compensate the firm for these services. In addition, in certain circumstances, some firms have other compensated or uncompensated relationships with the Advisor or its affiliates that are not related to the funds.
First Year Broker or Other Selling Firm Compensation
	Investor pays sales charge (% of offering price)[1]	Selling Firm receives commission (%)[2]	Selling Firm Receives Rule 12b-1 service fee (%)	Total Selling Firm compensation (%)[3,4]
Class A investments of less than $500,000 (Bond Fund, High Yield Fund, Income Fund, Investment Grade Bond Fund)[5]
Up to $99,999	4.00	3.50	0.25	3.75
$100,000–$249,999	3.50	3.00	0.25	3.75
$250,000–$499,999	2.50	2.05	0.25	2.30
Class A investments of less than $250,000 (Short Duration Bond Fund)[5]
Up to $99,999	2.25	2.00	0.25	2.25
$100,000–$249,999	2.00	1.50	0.25	1.75
Class A investments of less than $250,000 (Short Duration Municipal Opportunities Fund)[5]
Up to $99,999	2.25	2.00	0.15	2.15
$100,000–$249,999	2.00	1.50	0.15	1.65
Class A investments of less than $250,000 (Tax-Free Funds)[5]
Up to $99,999	4.00	3.50	0.15	3.65
$100,000–$249,999	3.50	3.00	0.15	3.15
Investments of Class A shares of $250,000 or more (Tax-Free Funds)[6]
First $1–$4,999,999	0.00	0.85	0.15	1.00
Next $1–$5M above that	0.00	0.35	0.15	0.50
Next $1 or more above that	0.00	0.10	0.15	0.25
Investments of Class A shares of $500,000 or more (Bond Fund, High Yield Fund, Income Fund and Investment Grade Bond Fund)[6]
First $1–$4,999,999	0.00	0.75	0.25	1.00
Next $1–$5M above that	0.00	0.25	0.25	0.50
Next $1 or more above that	0.00	0.00	0.25	0.25
Investments of Class A shares of $250,000 or more (Short Duration Bond Fund)[6]
First $1–$9,999,999	0.00	0.25	0.25	0.50
Next $1 or more above that	0.00	0.00	0.25	0.25
Investments of Class A shares of $250,000 or more (Short Duration Municipal Opportunities Fund)[6]
First $1–$9,999,999	0.00	0.35	0.15	0.50

First Year Broker or Other Selling Firm Compensation
	Investor pays sales charge (% of offering price)[1]	Selling Firm receives commission (%)[2]	Selling Firm Receives Rule 12b-1 service fee (%)	Total Selling Firm compensation (%)[3,4]
Next $1 or more above that	0.00	0.10	0.15	0.25
Class C investments (each fund other than Short Duration Municipal Opportunities Fund and the Tax-Free Funds)[7]
All amounts	0.00	0.75	0.25	1.00
Class C investments (Short Duration Municipal Opportunities Fund and the Tax-Free Funds)[7]
All amounts	0.00	0.75	0.15	0.90
Class R2 investments[5]
All amounts	0.00	0.00	0.25	0.25
Class R4 investments[5]
All amounts	0.00	0.00	0.15	0.15
Class R5 investments
All amounts	0.00	0.00	0.00	0.00
Class R6 investments
All amounts	0.00	0.00	0.00	0.00
Class I investments[8]
All amounts	0.00	0.00	0.00	0.00
1
See “Sales Charges on Class A and Class C Shares” for discussion on how to qualify for a reduced sales charge. The Distributor may take recent redemptions into account in determining if an investment qualifies as a new investment.
2
For Class A investments under $1 million(under $500,000 for Bond Fund, High Yield Fund, Income Fund, Investment Grade Bond Fund, and under $250,000 on Short Duration Bond Fund, Short Duration Municipal Opportunities Fund, and Tax-Free Funds), a portion of the Selling Firm’s commission is paid out of the front-end sales charge.
3
Selling Firm commission, Rule 12b-1 service fee, and any underwriter fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages due to rounding, when combined using simple addition.
4
The Distributor retains the balance.
5
For purchases of Class A, Class R2, and Class R4 shares, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee paid monthly in arrears. See “Distribution Agreements” for a description of Class A, Class R2, and Class R4 Rule 12b-1 Plan charges and payments.
6
Certain retirement platforms may invest in Class A shares without being subject to sales charges. Purchases via these platforms may pay a commission from the first dollar invested. Additionally, commissions (up to 1.00%)  (up to 0.50% for Short Duration Bond Fund and Short Duration Municipal Opportunities Fund) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. In both cases, the Selling Firm receives Rule 12b-1 fees in the first year as a percentage of the amount invested. After the first year, the Selling Firm receives Rule 12b-1 fees as a percentage of average daily net eligible assets paid monthly in arrears.
7
For Class C shares, the Selling Firm receives Rule 12b-1 fees in the first year as a percentage of the amount invested. After the first year, the Selling Firm receives Rule 12b-1 fees as a percentage of average daily net eligible assets paid monthly in arrears.
8
The Distributor may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the funds. This payment may be up to 0.15% of the amount invested.
CDSC revenues collected by the Distributor may be used to pay Selling Firm commissions when there is no initial sales charge.
Net Asset Value

The NAV for each class of shares of each fund is normally determined once daily as of the close of regular trading on the NYSE (typically 4:00 p.m. Eastern time, on each business day that the NYSE is open). Each class of shares of each fund has its own NAV, which is computed by dividing the total assets (which may include realized and unrealized capital gain and income), minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of a fund is available on our website at jhinvestments.com.
In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the SEC and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund’s NAV is not calculated. Consequently, the fund’s portfolio securities may trade and the NAV of the fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.

The Board has designated the funds’ advisor as the valuation designee to perform fair value functions for each fund in accordance with the advisor's valuation policies and procedures. As valuation designee, the advisor will determine the fair value, in good faith, of securities and other assets held by each fund for which market quotations are not readily available and, among other things, will assess and manage material risks associated with fair value determinations, select, apply and test fair value methodologies, and oversee and evaluate pricing services and other valuation agents used in valuing a fund's investments. The advisor is subject to Board oversight and reports to the Board information regarding the fair valuation process and related material matters. The advisor carries out its responsibilities as valuation designee through its Pricing Committee.
Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the Advisor's Pricing Committee in certain instances pursuant to procedures established by the Advisor and adopted by the Board. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Equity securities traded principally in foreign markets are typically valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value as of the close of the NYSE. On any day a foreign market is closed and the NYSE is open, any foreign securities will typically be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value as of the close of the NYSE. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price, while other futures contracts are typically valued at the last traded price on the exchange on which they trade as of the close of the NYSE. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of the close of the NYSE, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps and unlisted options are generally valued using evaluated prices obtained from an independent pricing vendor. Shares of other open-end investment companies that are not ETFs (underlying funds) are valued based on the NAVs of such underlying funds.
Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, broker-dealer quotations, credit quality information, general market conditions, news, and other factors and assumptions. The fund may receive different prices when it sells odd-lot positions than it would receive for sales of institutional round lot positions. Pricing vendors generally value securities assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes.
The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.
If market quotations, official closing prices, or information furnished by a pricing vendor are not readily available or are otherwise deemed unreliable or not representative of the fair value of such security because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Board's valuation designee, the Advisor. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.
Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.
The use of fair value pricing has the effect of valuing a security based upon the price a fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.
Regarding a fund’s investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

Policy Regarding Disclosure of Portfolio Holdings

The Board has adopted a Policy Regarding Disclosure of Portfolio Holdings, to protect the interests of the shareholders of the funds and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Advisor, or the interests of the funds’ subadvisor, principal underwriter or affiliated persons of the Advisor, subadvisor or principal underwriter. The Trusts' general policy with respect to the release of a fund’s portfolio holdings to unaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Each Trust applies its policy uniformly to all potential recipients of such information, including individual and institutional investors, intermediaries, affiliated persons of a fund, and all third party service providers and rating agencies.
Each Trust posts to its website at jhinvestments.com complete portfolio holdings a number of days after each calendar month end as described in the Prospectus. Each fund also discloses its complete portfolio holdings information as of the end of the third month of every fiscal quarter on Form N-PORT within 60 days of the end of the fiscal quarter and on Form N-CSR within 70 days after the second and fourth quarter ends of the Trust's fiscal year. The portfolio holdings information in Form N-PORT is not required to be delivered to shareholders, but is made public through the SEC electronic filings. Shareholders can access the complete portfolio holdings information of a fund's portfolio holdings online and upon request.
Firms that provide administrative, custody, financial, accounting, legal or other services to a fund may receive nonpublic information about a fund's portfolio holdings for purposes relating to their services. Additionally, portfolio holdings information for a fund that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. A fund’s material nonpublic holdings information may be provided to the following unaffiliated persons as part of the investment activities of the fund: entities that, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Moody’s, S&P, Fitch, Morningstar and Lipper, Vestek (Thomson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the relevant Trust and its affiliates; and institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can be approved only by the Trusts' CCO or the CCO’s duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.
As of May 31, 2025, the entities that may receive information described in the preceding paragraph, and the purpose for which such information is disclosed, are as presented in the table below. Portfolio holdings information is provided as frequently as daily with a one-day lag.
Entity Receiving Portfolio Information	Disclosure Purpose
Bloomberg L.P.	Pricing and Risk Analysis, Reporting Agency, Pricing Order Management & Fixed Income Attribution & Master Data Management
Broadridge Financial Solutions	Proxy Voting, Software Vendor
Brown Brothers Harriman & Co.	Reconciliation, Corporate Actions
Capital Institutional Services (CAPIS)	Broker Dealer, Transition Services, Rebalancing Strategy, Commission Recapture
Confluence Technologies	Consulting
DataLend	Securities Lending Analytics
DG3	Financial Reporting, Type Setting
Donnelley Financial Solutions	Financial Reporting, Printing
DUCO	Reconciliation services
Ernst & Young	Tax Reporting
FactSet	Data Gathering, Analytics, Performance, Equity Attribution, Client Reporting
Foley Hoag	Foreign Currency Trade Review
FX Transparency	FX Trade Execution Analysis, Transactions
GainsKeeper	Wash Sales, REIT Data
Goldman Sachs (GSAL)	Securities Lending
Institutional Shareholder Services (ISS)	Class Action Services, Proxy Voting
Interactive Data	Pricing
KPMG	Audit
Law Firm of Davis and Harman	Development of Revenue Ruling
Lipper	Ratings, Survey Service
Markit	Service Provider-Electronic Data Management
Milestone	Service Provider-Valuation Oversight
Morningstar, Inc.	Ratings, Survey Service
MSCI Inc.	Liquidity Risk Management, Performance
National Financial Services	Securities Lending

Entity Receiving Portfolio Information	Disclosure Purpose
PricewaterhouseCoopers LLP	Audit
Proxymity	Proxy Voting
RSM US LLP	Consulting
Russell Implementation Services	Transition Services
SS&C Sylvan	Cash & Securities Recon, Performance
Star Compliance	Service Provider-Compliance, Transactions
State Street Bank	Service Provider-IBOR, Securities Lending
SWIFT	Accounting & Custody Messaging
Wolters Kluwer	Tax / Audit
The CCO is required to pre-approve the disclosure of nonpublic information regarding a fund’s portfolio holdings to any affiliated persons of the relevant Trust. The CCO will use the following three considerations before approving disclosure of a fund’s nonpublic information to affiliated persons: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.
The CCO shall report to the Board whenever additional disclosures of a fund’s portfolio holdings are approved. The CCO’s report shall be presented at the Board meeting following such approval.
When the CCO believes that the disclosure of a fund’s nonpublic information to an unaffiliated person presents a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the relevant Trust, the CCO shall refer the potential conflict to the Board. The Board shall then permit such disclosure of a fund’s nonpublic information only if in its reasonable business judgment it concludes that such disclosure will be in the best interests of the relevant Trust’s shareholders.
The receipt of compensation by a fund, the Advisor, a subadvisor or an affiliate as consideration for disclosing a fund’s nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.
Registered investment companies and separate accounts that are advised or subadvised by the funds’ subadvisor may have investment objectives and strategies and, therefore, portfolio holdings, that potentially are similar to those of a fund. Neither such registered investment companies and separate accounts nor the funds’ subadvisor are subject to the Trusts' Policy Regarding Disclosure of Portfolio Holdings, and may be subject to different portfolio holdings disclosure policies. The funds’ subadvisor may not, and the Trusts' Board cannot, exercise control over policies applicable to separate subadvised funds and accounts.
In addition, the Advisor or the funds’ subadvisor may receive compensation for furnishing to separate account clients (including sponsors of wrap accounts) model portfolios, the composition of which may be similar to those of a particular fund. Such clients have access to their portfolio holdings and are not subject to the Trusts' Policy Regarding Disclosure of Portfolio Holdings. In general, the provision of portfolio management services and/or model portfolio information to wrap program sponsors is subject to contractual confidentiality provisions that the sponsor will only use such information in connection with the program, although there can be no assurance that this would be the case in an agreement between any particular fund subadvisor that is not affiliated with the Advisor and a wrap account sponsor. Finally, the Advisor or the funds’ subadvisor may distribute to investment advisory clients analytical information concerning a model portfolio, which information may correspond substantially to the characteristics of a particular fund’s portfolio, provided that the applicable fund is not identified in any manner as being the model portfolio.
The potential provision of information in the various ways discussed in the preceding paragraph is not subject to the Trusts' Policy Regarding Disclosure of Portfolio Holdings, as discussed above, and is not deemed to be the disclosure of a fund’s nonpublic portfolio holdings information. As a result of the funds’ inability to control the disclosure of information as noted above, there can be no guarantee that this information would not be used in a way that adversely impacts a fund. Nonetheless, each fund has oversight processes in place to attempt to minimize this risk.
Sales Charges On CLASS A AND CLASS C Shares

Class A and Class C shares of the funds, as applicable, are offered at a price equal to their NAV plus a sales charge that, in the case of Class A shares, is imposed at the time of purchase (the “initial sales charge”), or, in the case of Class C shares, on a contingent deferred basis (the “contingent deferred sales charge” or “CDSC”).
The Trustees reserve the right to change or waive a fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Advisor such rejection is in the fund’s best interest.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the funds or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers (See Appendix 1 to the Prospectus, “Intermediary sales charge waivers,” which includes information about specific sales charge waivers applicable to the intermediaries identified therein).

The sales charges applicable to purchases of Class A shares of a fund are described in the Prospectus. Please note, these waivers are distinct from those described in Appendix 1 to the Prospectus, “Intermediary sales charge waivers,” and are not intended to describe the sales load cost structure of, or be exclusive to, any particular intermediary. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of a fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class C, Class I, Class R6, or all Class R shares of the John Hancock funds owned by the investor (see “Combination and Accumulation Privileges” below).
In order to receive the reduced sales charge, the investor must notify his or her financial professional and/or the financial professional must notify the funds’ transfer agent, John Hancock Signature Services, Inc. (“Signature Services”) at the time of purchase of the Class A shares, about any other John Hancock funds owned by the investor, the investor’s spouse and their children under the age of 21 (see “Combination and Accumulation Privileges” below). This includes investments held in an IRA, including those held at a broker or financial professional other than the one handling the investor’s current purchase. Additionally, individual purchases by a trustee(s) or other fiduciary(ies) also may be aggregated if the investments are for a single trust estate or for a group retirement plan. Assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.
John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether an investor qualifies for a reduced sales charge on the current purchase. Signature Services will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying an investor for lower initial sales charge rates. An investor must notify Signature Services and his or her broker-dealer (financial professional) at the time of purchase of any eligible accounts held by the investor’s spouse or children under 21 in order to ensure these assets are linked to the investor’s accounts. Also, see Appendix 1 to the Prospectus, “Intermediary sales charge waivers,” for more information regarding the availability of sales charge waivers through particular intermediaries.
Without Sales Charges.  Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:
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A Trustee or officer of the Trust; a director or officer of the Advisor and its affiliates, subadvisors or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, brother-in-law, sister-in-law, niece, nephew and same sex domestic partner; “Immediate Family”) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.
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A broker, dealer, financial planner, consultant or registered investment advisor that uses fund shares in certain eligible retirement platforms, fee-based investment products or services made available to their clients.
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Financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not be charged a transaction fee. Also, see Appendix 1 to the Prospectus, “Intermediary sales charge waivers,” for more information regarding the availability of sales charge waivers through particular intermediaries.
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Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA.
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Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to a Roth IRA.
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Terminating participants in a pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code, (i) that is funded by certain John Hancock group annuity contracts, (ii) for which John Hancock Trust Company serves as trustee or custodian, or (iii) the trustee or custodian of which has retained RPS as a service provider, rolling over assets (directly or within 60 days after distribution) from such a plan (or from a John Hancock Managed IRA or John Hancock Annuities IRA into which such assets have already been rolled over) to a John Hancock custodial IRA or John Hancock custodial Roth IRA or other John Hancock branded IRA offered through Manulife | John Hancock Brokerage Services LLC that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such terminating participants and/or their Immediate Family (as defined above), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center.
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Participants in a terminating pension, profit sharing or other plan qualified under Section 401(a) of the Code, or described in Section 457(b) of the Code (the assets of which, immediately prior to such plan’s termination, were (a) held in certain John Hancock group annuity contracts, (b) in trust or custody by John Hancock Trust Company, or (c) by a trustee or custodian which has retained John Hancock RPS as a service provider, but have been transferred from such contracts or trust funds and are held either: (i) in trust by a distribution processing organization; or (ii) in a custodial IRA or custodial Roth IRA sponsored by an authorized third party trust company and made available through John Hancock), rolling over assets (directly or within 60 days after distribution) from such a plan to a John Hancock custodial IRA or John Hancock custodial Roth IRA or other John Hancock branded IRA offered through Manulife | John Hancock Brokerage Services LLC that invests in John Hancock funds, or the subsequent establishment of or any rollover into a new John Hancock fund account by such participants and/or their Immediate Family (as defined above), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the PFS Financial Center.
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Participants actively enrolled in a John Hancock RPS plan account (or an account the trustee of which has retained John Hancock RPS as a service provider) rolling over or transferring assets into a new John Hancock custodial IRA or John Hancock custodial Roth IRA or other John Hancock branded IRA offered through Manulife | John Hancock Brokerage Services LLC that invests in John Hancock funds through John Hancock PFS (to the extent such assets are otherwise prohibited from rolling over or transferring into such participants John Hancock RPS plan account), including subsequent investments into such accounts, and that are held directly at John Hancock funds or at the John Hancock PFS Financial Center.
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Individuals rolling over assets held in a John Hancock custodial 403(b)(7) account into a John Hancock custodial IRA account.

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Individuals exchanging shares held in an eligible fee-based program for Class A Shares, provided however, subsequent purchases in Class A Shares will be subject to applicable sales charges.
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Former employees/associates of John Hancock, its affiliates or agencies rolling over (directly or indirectly within 60 days after distribution) to a new John Hancock custodial IRA or John Hancock custodial Roth IRA from the John Hancock Employee Investment-Incentive Plan (TIP), John Hancock Savings Investment Plan (SIP) or the John Hancock Pension Plan and such participants and their Immediate Family (as defined above) subsequently establishing or rolling over assets into a new John Hancock account through John Hancock PFS, including subsequent investments into such accounts and which are held directly at John Hancock funds or at the John Hancock PFS Financial Center.
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Participants in group retirement plans that are eligible and permitted to purchase Class A shares. This waiver is contingent upon the group retirement plan being in a recordkeeping arrangement and does not apply to group retirement plans transacting business with a fund through a brokerage relationship in which sales charges are customarily imposed. In addition, this waiver does not apply to a group retirement plan that leaves its current recordkeeping arrangement and subsequently transacts business with the fund through a brokerage relationship in which sales charges are customarily imposed. Whether a sales charge waiver is available to your group retirement plan through its record keeper depends upon the policies and procedures of your intermediary. Please consult your financial professional for further information.
NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan, and any other qualified plans as described in Code Sections 401(a), 403(b), or 457 and not specified above as waiver-eligible, will be subject to applicable sales charges.
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A member of a class action lawsuit against insurance companies who is investing settlement proceeds.
In-Kind Re-Registrations.  A shareholder who has previously paid a sales charge, withdraws funds via a tax-reportable transaction from one John Hancock fund account and reregisters those assets directly to another John Hancock fund account, without the assets ever leaving the John Hancock Fund Complex, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in-kind.
NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan, and any other qualified plans as described in Sections 401(a), 403(b), or 457 of the Code are not eligible for this provision, and will be subject to applicable sales charges.
Class A shares also may be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
Reducing Class A Sales Charges
Combination and Accumulation Privileges.  In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by an individual, his or her spouse, and their children under the age of 21 when purchasing securities in the following:
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his or her own individual or their joint account;
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his or her trust account of which one of the above persons is the grantor or the beneficial owner;
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a Uniform Gift/Transfer to Minor Account or Coverdell Education Savings Account (“ESA”) in which one of the above persons is the custodian or beneficiary;
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a single participant retirement/benefit plan account, as long as it is established solely for the benefit of the individual account owner;
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an IRA, including traditional IRAs, Roth IRAs, and SEP IRAs; and
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his or her sole proprietorship.
Group Retirement Plans, including 403(b)(7), Money Purchase Pension Plans, Profit-Sharing Plans, SARSEPs, and Simple IRAs with multiple participants may combine Class A share purchases to reduce their sales charge.
Individual qualified and non-qualified investments can be combined to take advantage of this privilege; however, assets held within a group retirement plan may not be combined with any assets held by those same participants outside of the plan.
Class A investors also may reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class C, Class I, Class R6, and all Class R shares of all funds in the John Hancock Fund Complex already held by such persons. However, Class A shares of John Hancock Money Market Fund, a series of John Hancock Current Interest (the “Money Market Fund”), will be eligible for the accumulation privilege only if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his or her financial professional or Signature Services at the time of the purchase about any other John Hancock funds held by that investor, his or her spouse, and their children under the age of 21. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm’s representative.
Group Investment Program.  Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group that: (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the funds in its mailings to its members at a reduced or no cost to the Distributor.

Letter of Intention.  Reduced Class A sales charges are applicable to investments made pursuant to an LOI, which should be read carefully prior to its execution by an investor. All investors have the option of making their investments over a specified period of thirteen (13) months. An individual’s non-retirement and qualified retirement plan investments can be combined to satisfy an LOI. The retirement accounts eligible for combination include traditional IRAs, Roth IRAs, Coverdell ESAs, SEPs, SARSEPs, and SIMPLE IRAs. Since some assets are held in omnibus accounts, an investor wishing to count those eligible assets towards a Class A purchase must notify Signature Services and his or her financial professional of these holdings. The aggregate amount of such an investment must be equal to or greater than a fund’s first breakpoint level (generally $50,000 or $100,000 depending on the specific fund) over a period of 13 months from the date of the LOI. Any shares for which no sales charge was paid will not be credited as purchases made under the LOI.
The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge that would have been paid had the LOI not been in effect is due from the investor. In such cases, the sales charge applicable will be assessed based on the amount actually invested. However, for the purchases actually made within the specified period of 13 months, the applicable sales charge will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested. The asset inclusion criteria stated under the Combination and Accumulation Privilege applies to accounts eligible under the LOI. If such assets exceed the LOI amount at the conclusion of the LOI period, the LOI will be considered to have been met.
The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the 13-month period. At that time, the escrowed shares will be released. If the total investment specified in the LOI is not completed, the shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. An LOI does not constitute a binding commitment by an investor to purchase, or by a fund to sell, any additional Class A shares, and may be terminated at any time.
Deferred Sales Charge on Class A and Class C Shares
Class A shares are available with no front-end sales charge on investments of $1 million ($500,000 for Bond Fund, High Yield Fund, Income Fund, and Investment Grade Bond Fund, and $250,000 for Short Duration Bond Fund, Short Duration Municipal Opportunities Fund, and Tax-Free Funds) or more. Class C shares are purchased at NAV without the imposition of an initial sales charge. In each of these cases, the funds will receive the full amount of the purchase payment. Also, see Appendix 1 to the Prospectus “Intermediary sales charge waivers,” for more information regarding the availability of sales charge waivers through particular intermediaries.
Contingent Deferred Sales Charge.  There is a CDSC on any Class A shares upon which a commission or finder’s fee was paid that are sold within one year (18 months for Bond Fund, High Yield Fund, Income Fund, Investment Grade Bond Fund, and Short Duration Bond Fund and Short Duration Municipal Opportunities Fund) of purchase. Class C shares that are redeemed within one year of purchase will be subject to a CDSC at the rates set forth in the applicable Prospectus as a percentage of the dollar amount subject to the CDSC. The CDSC will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.
In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that a shareholder’s redemption comes first from shares the shareholder has held beyond the one-year (18-months for Bond Fund, High Yield Fund, Income Fund, Investment Grade Bond Fund, Short Duration Bond Fund, Short Duration Municipal Opportunities Fund, and Tax-Free Funds) CDSC redemption period for Class A or one-year CDSC redemption period for Class C shares, or those the shareholder acquired through dividend and capital gain reinvestment. For this purpose, the amount of any increase in a share’s value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.
When requesting a redemption for a specific dollar amount, a shareholder should state if proceeds to equal the dollar amount requested are required. If not stated, only the specified dollar amount will be redeemed from the shareholder’s account and the proceeds will be less any applicable CDSC.
With respect to a CDSC imposed on a redemption of Class A shares, proceeds from the imposition of a CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to paying a commission or finder’s fee in connection with the purchase at NAV of Class A shares with a value of $1 million ($500,000 for Bond Fund, High Yield Fund, Income Fund, and Investment Grade Bond Fund, and $250,000 for Short Duration Bond Fund, Short Duration Municipal Opportunities Fund, and Tax-Free Funds) or more.
With respect to a CDSC imposed on a redemption of Class C shares, proceeds from the imposition of a CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of Class C shares, such as the payment of compensation to select Selling Firms for selling Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell Class C shares without a sales charge being deducted at the time of the purchase.
Waiver of Contingent Deferred Sales Charge.  The CDSC will be waived on redemptions of Class A and Class C shares, unless stated otherwise, in the circumstances defined below:
For all account types:

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Redemptions of Class A shares by a group retirement plan that continues to offer the same or another John Hancock mutual fund as an investment to its participants.
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Redemptions made pursuant to a fund’s right to liquidate an account if the investor owns shares worth less than the stated account minimum in the section “Small accounts” in the Prospectus.
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Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
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Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)
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Redemptions made under the Reinstatement Privilege, as described in “Sales Charge Reductions and Waivers” in the Prospectus.
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Redemption of Class C shares made under a systematic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as the shareholder’s annual redemptions do not exceed 12% of the account value, including reinvested dividends, at the time the systematic withdrawal plan was established and 12% of the value of subsequent investments (less redemptions) in that account at the time Signature Services is notified. (Please note that this waiver does not apply to systematic withdrawal plan redemptions of Class A shares that are subject to a CDSC).
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Rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by Signature Services as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts.
For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Code) unless otherwise noted.
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Redemptions made to effect mandatory or life expectancy distributions under the Code. (Waiver based on required minimum distribution calculations for John Hancock mutual fund IRA assets only.)
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Returns of excess contributions made to these plans.
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Redemptions made to effect certain distributions, as outlined in the following table, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Code.
Please see the following table for some examples.
Type of Distribution	401(a) Plan (401(k), MPP, PSP) & 457	403(b)	Roth IRA & Coverdell ESA	IRA, SEP IRA & Simple IRA	Non-Retirement
Death or Disability	Waived	Waived	Waived	Waived	Waived
Over 70½ (or 72, in the case of individuals for whom the minimum distribution requirements begin at age 72)	Waived	Waived	Waived[1]	Waived[1]	12% of account value annually in periodic payments
Between 59½ and 70½ (or 72, in the case of individuals for whom the minimum distribution requirements begin at age 72)	Waived	Waived	12% of account value annually in periodic payments	Waived for Life Expectancy or 12% of account value annually in periodic payments	12% of account value annually in periodic payments
Under 59½ (Class C only)	Waived for annuity payments (72t2) or 12% of account value annually in periodic payments	Waived for annuity payments (72t) or 12% of account value annually in periodic payments	12% of account value annually in periodic payments	Waived for annuity payments (72t) or 12% of account value annually in periodic payments	12% of account value annually in periodic payments
Termination of Plan	Not Waived	Waived	N/A	N/A	N/A
Hardships	Waived	Waived	N/A	N/A	N/A
Qualified Domestic Relations Orders	Waived	Waived	N/A	N/A	N/A
Termination of Employment Before Normal Retirement Age	Waived	Waived	N/A	N/A	N/A
Return of Excess	Waived	Waived	Waived	Waived	N/A
1
External direct rollovers and transfer of assets are excluded.
2
Refers to withdrawals from retirement accounts under Section 72(t) of the Code.

If a shareholder qualifies for a CDSC waiver under one of these situations, Signature Services must be notified at the time of redemption. The waiver will be granted once Signature Services has confirmed that the shareholder is entitled to the waiver.
Special Redemptions

Although it would not normally do so, each fund has the right to pay the redemption price of its shares in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells any securities received in a redemption of fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the fund’s NAV. Bond Fund, California Municipal Bond Fund, High Yield Municipal Bond Fund, Income Fund, and Municipal Opportunities Fund have, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, a fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the fund’s NAV at the beginning of such period.
Each Trust has adopted Procedures Regarding Redemptions in Kind by Affiliates (the “Procedures”) to facilitate the efficient and cost effective movement of assets of a fund and other funds managed by the Advisor or its affiliates (“affiliated funds”) in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company, such as each fund, from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in-kind distribution of portfolio securities. However, under a no-action letter issued by the SEC staff, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in-kind redemptions by fund and affiliated fund shareholders subject to specified conditions, including that:
●
the distribution is effected through a pro rata distribution of securities of the distributing fund or affiliated fund;
●
the distributed securities are valued in the same manner as they are in computing the fund’s or affiliated fund’s NAV;
●
neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and
●
the Board, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the fund and the affiliated fund.
Potential Adverse Effects of Large Shareholder Transactions
A fund may from time to time sell to one or more investors, including other funds advised by the Advisor or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such shareholders. The Advisor and/or the subadvisor, as seed investors, may have significant ownership in certain funds. The Advisor and subadvisor, as applicable, face conflicts of interest when considering the effect of redemptions on any such funds and on other shareholders in deciding whether and when to redeem its respective shares. Such sales and redemptions may be very substantial relative to the size of such fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect such fund’s performance to the extent that the fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the fund otherwise would not invest or sell. As a result, the fund may have greater or lesser market exposure than would otherwise be the case. Such transactions also may accelerate the realization of capital gains or increase a fund’s transaction costs, which would detract from fund performance.
A large redemption could significantly reduce the assets of a fund, causing decreased liquidity and, depending on any applicable expense caps and/or waivers, a higher expense ratio. If a fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income to shareholders if such sales of investments result in gains. If a fund has difficulty selling portfolio securities in a timely manner to meet a large redemption request, the fund may have to borrow money to do so. In such an instance, the fund’s remaining shareholders would bear the costs of such borrowings, and such costs could reduce the fund’s returns. In addition, a large redemption could result in a fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio and possibly resulting in the fund’s becoming too small to be economically viable.
Non-U.S. market closures and redemptions.  Market closures during regular holidays in an applicable non-U.S. market that are not holidays observed in the U.S. market may prevent the fund from executing securities transactions within the normal settlement period. Unforeseeable closures of applicable non-U.S. markets may have a similar impact. During such closures, the fund may be required to rely on other methods to satisfy shareholder redemption requests, including the use of its line of credit, interfund lending facility, redemptions in kind, or such other liquidity means or facilities as the fund may have in place from time to time, or the delivery of redemption proceeds may be extended beyond the normal settlement cycle.
Additional Services and Programs

Exchange Privilege.  Each Trust permits exchanges of shares of any class of a fund for shares of the same class of any other fund within the John Hancock Fund Complex offering that same class at the time of the exchange. Class I, Class R2, Class R4, Class R5, or Class R6 shareholders also may exchange their shares for Class A shares of Money Market Fund. If a shareholder exchanges into Class A shares of the Money Market Fund, any future exchanges out of Money Market Fund Class A shares must be to the same share class from which they were originally exchanged.

The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.
Exchanges between funds are based on their respective NAVs. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. Shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For Class C shares, this will have no impact on shareholders because the CDSC rates and holding schedules are the same for all Class C shares across the John Hancock Fund Complex. For Class A shares, certain funds within the John Hancock Fund Complex have different CDSC rates and holding schedules and shareholders should review the Prospectus for funds with Class A shares before considering an exchange. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.
If a group retirement plan, whose financial advisor has received finder’s fee compensation on the plan’s investments, exchanges all its Class A assets out of a John Hancock fund to a non-John Hancock investment, a CDSC may apply.
Each fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the fund for 90 days before a shareholder is permitted a new exchange.
An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. See “Additional Information Concerning Taxes.”
Conversion Privilege.  Provided a fund’s eligibility requirements are met, and to the extent the referenced share class is offered by the fund, an investor in the fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of (i) Class A and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares or Class R6 shares of the fund; or (ii) Class I shares also owned by the investor in the same fund to Class R6 shares of the same fund. Investors that no longer participate in a fee-based, wrap, or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class A shares of the same fund. Class C shares may be converted to Class A at the request of the applicable financial intermediary after the expiration of the CDSC period, provided that the financial intermediary through which a shareholder purchased or holds Class C shares has records verifying that the Class C share CDSC period has expired and the position is held in an omnibus or dealer-controlled account. The fund may in its sole discretion permit a conversion of one share class to another share class of the same fund in certain circumstances other than those described above.
In addition, Trustees, employees of the Advisor or its affiliates, employees of the subadvisor, members of the fund's portfolio management team and the spouses and children (under age 21) of the aforementioned, may make a conversion of Class A or Class I shares also owned by the investor in the same fund to Class R6 shares. If Class R6 shares are unavailable, such investors may make a conversion of Class A shares in the same fund to Class I shares.
The conversion of one share class to another share class of the same fund in the particular circumstances described above, should not cause the investor to realize taxable gain or loss. For further details, see “Additional Information Concerning Taxes” for information regarding the tax treatment of such conversions.
Systematic Withdrawal Plan.  Each Trust permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of fund shares. Since the redemption price of fund shares may be more or less than the shareholder’s cost, depending upon the market value of the securities owned by a fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of a fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares, if applicable, and the CDSC imposed on redemptions of Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. Each fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.
Monthly Automatic Accumulation Program (“MAAP”).  This program is explained in a Prospectus that describes Class A or Class C shares. The program, as it relates to automatic investment checks, is subject to the following conditions:
●
The investments will be drawn on or about the day of the month indicated;
●
The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder’s bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of any checks; and
●
The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services that is received at least five (5) business days prior to the due date of any investment.
Reinstatement or Reinvestment Privilege.  If Signature Services and the financial professional are notified prior to reinvestment, a shareholder who has redeemed fund shares may, within 120 days after the date of redemption, reinvest, without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock fund and account from which it was removed, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares of a fund may be reinvested at NAV without paying a sales charge for Class A shares of the fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at NAV in additional shares of the same class, fund, and account from which the redemption was made. The shareholder’s account will be credited with the amount of any

CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.
Redemption proceeds that are otherwise prohibited from being reinvested in the same account or the same fund may be invested in another account for the same shareholder in the same share class of the same fund (or different John Hancock fund if the original fund is no longer available) without paying a sales charge. Any such reinvestment is subject to the minimum investment limit.
A fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.
A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the caption “Additional Information Concerning Taxes.”
Section 403(b)(7) Accounts.  Section 403(b)(7) of the Code permits public school employers and employers of certain types of tax-exempt organizations to establish for their eligible employees custodial accounts for the purpose of providing for retirement income for such employees. Treasury regulations impose certain conditions on exchanges between one custodial account intended to qualify under Section 403(b)(7) (the “exchanged account”) and another contract or custodial account intended to qualify under Section 403(b) (the “replacing account”) under the same employer plan (a “Section 403(b) Plan”). Specifically, the replacing account agreement must include distribution restrictions that are no less stringent than those imposed under the exchanged account agreement, and the employer must enter into an agreement with the custodian (or other issuer) of the replacing account under which the employer and the custodian (or other issuer) of the replacing account will from time to time in the future provide each other with certain information.
Due to Treasury regulations:
1
The funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts intended to qualify as a Section 403(b) Plan.
2
The funds do not accept requests for exchanges or transfers into John Hancock custodial 403(b)(7) accounts (i.e., where the investor holds the replacing account).
3
The funds require certain signed disclosure documentation in the event:
●
A shareholder established a John Hancock custodial 403(b)(7) account with a fund prior to September 24, 2007; and
●
A shareholder directs the fund to exchange or transfer some or all of the John Hancock custodial 403(b)(7) account assets to another custodial 403(b) contract or account (i.e., where the exchanged account is with the fund).
4
The funds do not accept salary deferrals into custodial 403(b)(7) accounts.
In the event that a fund does not receive the required documentation, and the fund is nonetheless directed to proceed with the transfer, the transfer may be treated as a taxable transaction.
Purchases and Redemptions Through Third Parties

Shares of the funds may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. A fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm’s authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the fund for execution at the NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with a fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying fund shares. This fee is paid by the Advisor, the fund and/or the Distributor.
Certain accounts held on a fund’s books, known as omnibus accounts, contain the investments of multiple underlying clients that are invested in shares of the funds. These underlying client accounts are maintained by entities such as financial intermediaries. Indirect investments in a John Hancock fund through a financial intermediary such as, but not limited to: a broker-dealer, a bank (including a bank trust department), an investment advisor, a record keeper or trustee of a retirement plan or qualified tuition plan or a sponsor of a fee-based program that maintains an omnibus account with a fund for trading on behalf of its customers, may be subject to guidelines, conditions, services and restrictions that are different from those discussed in a fund’s Prospectus. These differences may include, but are not limited to: (i) eligibility standards to purchase, exchange, and sell shares depending on that intermediary’s policies; (ii) availability of sales charge waivers and fees; (iii) minimum and maximum initial and subsequent purchase amounts; and (iv) unavailability of LOI privileges. With respect to the availability of sales charge waivers and fees, and LOI privileges, see Appendix 1 to the Prospectus, “Intermediary sales charge waivers.” Additional conditions may apply to an investment in a fund, and the investment professional or intermediary may charge a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by a fund and its affiliates.

Description of Fund Shares

The Trustees are responsible for the management and supervision of each Trust. Each Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each fund or other series of the Trust without par value. Under each Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of 11 series of the Trusts. Additional series may be added in the future. The Trustees also have authorized the issuance of eight classes of shares of the funds, designated as Class A, Class C, Class I, Class R2, Class R4, Class R5, Class R6, and Class NAV. Additional classes of shares may be authorized in the future.
Each share of each class of a fund represents an equal proportionate interest in the aggregate net assets attributable to that class of the fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plan, if any. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.
Dividends paid by a fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees, if any, relating to each class of shares will be borne exclusively by that class, and (ii) each class of shares will bear any class expenses properly allocable to that class of shares. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.
In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of a fund that are available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.
Unless otherwise required by the 1940 Act or the Declaration of Trust, each Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the relevant Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of such trust or a series thereof. However, each Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the relevant Trust. Each Declaration of Trust also provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. Each Declaration of Trust also provides that no series of the relevant Trust shall be liable for the liabilities of any other series. Furthermore, no series of a Trust shall be liable for the liabilities of any other fund within the John Hancock Fund Complex. Liability is therefore limited to circumstances in which a fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.
Each fund reserves the right to reject any application that conflicts with the fund’s internal policies or the policies of any regulatory authority. The Distributor does not accept starter, credit card, or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the funds to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder’s account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security, or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also, for shareholders’ protection, telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can be mailed only to the address of record.
Except as otherwise provided, shares of a fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.
The Declaration of Trust of each Trust other than John Hancock California Tax-Free Income Fund also provides that the Board may approve the merger of a relevant fund with an affiliated fund without shareholder approval, in accordance with the 1940 Act. This provision will permit the merger of affiliated funds without shareholder approval in certain circumstances to avoid incurring the expense of soliciting proxies when a combination does not raise significant issues for shareholders. For example, this provision would permit the combination of two small funds having the same portfolio managers, the same investment objectives, and the same fee structure in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. Such a merger will still require the Board (including a majority of the Independent Trustees) to determine that the merger is in the best interests of the combining funds and will not dilute the interest of existing shareholders. The Trustees would evaluate any and all information reasonably necessary to make their determination and consider and give appropriate weight to all pertinent factors in fulfilling their duty of care to shareholders.
Shareholders of an acquired fund will still be required to approve a combination that would result in a change in a fundamental investment policy, a material change to the terms of an advisory agreement, the institution of or an increase in Rule 12b-1 fees, or when the board of the surviving fund does not have a majority of Independent Trustees who were elected by its shareholders. Under Massachusetts law, shareholder approval is not required for fund mergers, consolidation, or sales of assets. Shareholder approval nevertheless will be obtained for combinations of affiliated funds when required by the 1940 Act. Shareholder approval also will be obtained for combinations with unaffiliated funds when deemed appropriate by the Trustees.
Each Trust's amended and restated Declaration of Trust: (i) sets forth certain duties, responsibilities, and powers of the Trustees; (ii) clarifies that, other than as provided under federal securities laws, the shareholders may only bring actions involving a fund derivatively; (iii) provides that any action brought by a shareholder related to a fund will be brought in Massachusetts state or federal court, and that, if a claim is brought in a different jurisdiction and subsequently changed to a Massachusetts venue, the shareholder will be required to reimburse the fund for such expenses; and (iv) clarifies that shareholders are not intended to be third-party beneficiaries of fund contracts. The foregoing description of the Declaration of Trust is qualified in its entirety by the full text of the Declaration of Trust, effective as of January 22, 2016, which is available by writing to the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116, and also on the SEC’s and Secretary of the Commonwealth of Massachusetts’ websites.
Sample Calculation of Maximum Offering Price

Class A shares are sold with a maximum initial sales charge of 4.00% or 2.25%. Class C shares are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Class I, Class R2, Class R4, Class R5, Class R6, and Class NAV shares of each fund, as applicable, are sold at NAV without any initial sales charges or CDSCs. The following tables show the maximum offering price per share of each class of each fund using the fund's relevant NAV as of May 31, 2025.
Fund	NAV and Redemption Price per Class A Share ($)	Maximum Sales Charge (4.00% of offering price, unless otherwise noted) ($)	Maximum Sales Charge (2.25% of offering price, unless otherwise noted) ($)	Maximum Offering Price to Public ($)
Bond Fund	13.37	0.56	N/A	13.93
California Municipal Bond Fund	9.51	0.40	N/A	9.91
High Yield Fund	3.04	0.13	N/A	3.17
High Yield Municipal Bond Fund	6.72	0.28	N/A	7.00
Income Fund	5.86	0.24	N/A	6.10
Investment Grade Bond Fund	8.99	0.37	N/A	9.36
Municipal Opportunities Fund	8.81	0.37	N/A	9.18
Short Duration Bond Fund	9.37	N/A	0.22	9.59
Short Duration Municipal Opportunities Fund	10.03	N/A	0.23	10.26

	NAV, Shares Offering Price, and Redemption Price per Share
Fund	Class C ($)	Class R2 ($)	Class R4 ($)	Class R5 ($)	Class R6 ($)	Class I ($)	Class NAV ($)
Bond Fund	13.37	13.38	13.39	N/A	13.39	13.37	13.39
California Municipal Bond Fund	9.51	N/A	N/A	N/A	9.52	9.52	N/A
High Yield Fund	3.04	N/A	N/A	N/A	3.03	3.04	3.03
High Yield Municipal Bond Fund	6.72	N/A	N/A	N/A	6.74	6.73	N/A
Income Fund	5.86	5.85	5.86	5.85	5.86	5.85	N/A
Investment Grade Bond Fund	8.99	9.00	9.00	N/A	9.00	9.00	N/A
Municipal Opportunities Fund	8.81	N/A	N/A	N/A	8.82	8.82	N/A
Short Duration Bond Fund	9.38	N/A	N/A	N/A	9.38	9.37	9.37
Short Duration Municipal Opportunities Fund	10.03	N/A	N/A	N/A	10.04	10.04	N/A
Additional Information Concerning Taxes

The following discussion is a general and abbreviated summary of certain tax considerations affecting the funds and their shareholders. Where noted, additional tax considerations with respect to specific funds are also addressed. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to federal, state, local or foreign taxes.

Each fund is treated as a separate entity for accounting and tax purposes and intends to qualify as a RIC under Subchapter M of the Code for each taxable year. In order to qualify for the special tax treatment accorded RICs and their shareholders, a fund must, among other things:
(a)
derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships (as defined below);
(b)
distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of net tax-exempt interest income, for such year; and
(c)
diversify its holdings so that, at the end of each quarter of the fund’s taxable year: (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).
With respect to gains from the sale or other disposition of foreign currencies, the Treasury Department can, by regulation, exclude from qualifying income foreign currency gains which are not directly related to a RIC’s principal business of investing in stock (or options or futures with respect to stock or securities), but no regulations have been proposed or adopted pursuant to this grant of regulatory authority.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is a publicly traded partnership that satisfies certain requirements with respect to the type of income it produces. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. If a fund invests in publicly traded partnerships, it might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships during that year. Such income, even if not reported to a fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the RIC income distribution requirements and would be taken into account for purposes of the 4% excise tax described below.
Each fund may use “equalization payments” in determining the portion of its net investment income and net realized capital gains that have been distributed. A fund that elects to use equalization payments will allocate a portion of its investment income and capital gains to the amounts paid in redemption of fund shares, and such income and gains will be deemed to have been distributed by the fund for purposes of the distribution requirements described above. This may have the effect of reducing the amount of income and gains that the fund is required to distribute to shareholders in order for the fund to avoid federal income tax and excise tax and also may defer the recognition of taxable income by shareholders. This process does not affect the tax treatment of redeeming shareholders and, since the amount of any undistributed income and/or gains will be reflected in the value of the fund's shares, the total return on a shareholder's investment will not be reduced as a result of the fund's distribution policy. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a fund is using an improper method of allocation and has under-distributed its net investment income or net realized capital gains for any taxable year, such fund may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.
A fund may invest in certain commodity investments including commodity-based ETFs. Under an IRS revenue ruling effective after September 30, 2006, income from certain commodities-linked derivatives in which certain funds invest is not considered qualifying income for purposes of the 90% qualifying income test. This ruling limits the extent to which a fund may receive income from such commodity-linked derivatives to a maximum of 10% of its annual gross income.
As a result of qualifying as a RIC, a fund will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least the sum of 90% of its investment company taxable income and 90% of its net exempt interest income for such taxable year.
A fund will be subject to a non-deductible 4% excise tax to the extent that the fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98.2% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each fund intends to make sufficient distributions to avoid the application of both federal income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company’s variable annuity and life insurance contracts.
If a fund fails to meet the annual gross income test or asset diversification test or fails to satisfy the 90% distribution requirement as described above, for any taxable year, the fund would incur income tax as a regular corporation on its taxable income and net capital gains for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the fund to its shareholders would be treated as dividend income, although distributions to individual shareholders generally would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the fund and distributions to corporate shareholders generally should be eligible for the DRD. Compliance with the RIC 90% qualifying income test and with the asset diversification requirements is carefully monitored by the Advisor and the subadvisors and it is intended that each fund will comply with the requirements for qualification as a RIC.
If a fund fails to meet the annual gross income test described above, the fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the fund reports the failure, and (ii) the fund pays an excise tax equal to the excess non-qualifying income. If a fund fails to meet the asset diversification test described above with respect to any quarter, the fund will nevertheless be considered to have satisfied the requirements for such quarter if the fund cures such failure within six months and either: (i) such failure is de minimis; or (ii) (a) such failure is due to reasonable cause and not due to willful neglect; and (b) the fund reports the failure and pays an excise tax.
A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having OID (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has OID) over its basis immediately after it was acquired) if the fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the fund, the fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.
Investments in debt obligations that are at risk of or are in default present special tax issues for a fund. Tax rules are not entirely clear about issues such as when a fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund that holds such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a RIC and seek to avoid becoming subject to federal income or excise tax.
A fund may make investments in convertible securities and exchange traded notes. Convertible debt ordinarily is treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue OID in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt, such as an exchange traded note issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, currency or commodity, is often treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under OID principles.
Certain funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see “Hedging and Other Strategic Transactions”). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a fund and defer recognition of certain of the fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. The futures that are traded on a regulated exchange, such as NYSE or NASDAQ, will be treated as Code Section 1256 contracts, and the capital gain/loss will be reflected as 40% short-term capital gain/loss and 60% long-term capital gain/loss. Any futures that are not traded on a regulated exchange will follow the 365 day rule of short-term capital or long-term capital treatment. In addition, these provisions: (1) will require a fund to “mark-to-market” certain types of positions in its portfolio (that is, treat them as if they were closed out); and (2) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.
Foreign exchange gains and losses realized by a fund in connection with certain transactions involving foreign currency denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a fund’s investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the fund or its shareholders in future years. Under such circumstances, distributions paid by the fund could be deemed return of capital.

Certain funds may be required to account for their transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of their participation in such transactions. Additionally, a fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in a fund’s portfolio. Additionally, some countries restrict repatriation which may make it difficult or impossible for a fund to obtain cash corresponding to its earnings or assets in those countries. However, a fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a RIC and avoid liability for any federal income or excise tax. Therefore, a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.
Certain funds may invest in REITs and/or MLPs. Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain non-corporate entities a deduction for 20% of “qualified publicly traded partnership income,” such as income from MLPs, and a deduction for 20% of qualified REIT dividends. Treasury regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. A similar pass-through by RICs of qualified publicly traded partnership income is not currently available. As a result, an investor who invests directly in MLPs will be able to receive the benefit of such deductions, while a shareholder in a fund that invests in MLPs currently will not.
If a fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies” or “PFICs”), the fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax.
If a fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the fund. Alternatively, a fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.
A fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Such foreign taxes will reduce the amount a fund has available to distribute to shareholders. Rather than deducting these foreign taxes, if a fund invests more than 50% of its assets in the stock or securities of foreign corporations or foreign governments at the end of its taxable year, the fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) to take that amount as an itemized deduction.
If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the fund’s taxable year whether the foreign taxes paid by the fund will “pass-through” for that taxable year.
For United States federal income tax purposes, distributions paid out of a fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, and except as described below with respect to California Municipal Bond Fund, High Yield Municipal Bond Fund, Municipal Opportunities Fund and Short Duration Municipal Opportunities Fund, be taxable as ordinary dividend income. Certain income distributions paid by a fund (whether paid in cash or reinvested in additional fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 20%, 15%, or 0%, depending on an individual’s level of income). This tax treatment applies only if the shareholder owns fund shares for at least 61 days during the 121-day period beginning 60 days before the fund's ex-dividend date (or 91 days during the 181-day period beginning 90 days before the fund's ex-dividend date in the case of certain preferred stock dividends paid by the fund), certain other requirements are satisfied by the shareholder, and the dividends are attributable to qualified dividend income received by the fund itself. For this purpose, “qualified dividend income” means dividends received by a fund from United States corporations and “qualified foreign corporations,” as well as certain dividends from underlying funds that are reported as qualified dividend income, provided that the fund satisfies certain holding period and other requirements in respect of the stock of such corporations and underlying funds. There can be no assurance as to what portion of a fund’s dividend distributions will qualify as qualified dividend income. Dividends paid by funds that primarily invest in bonds and other debt securities generally will not qualify for the reduced tax rate applicable to qualified dividend income and will not qualify for the corporate dividends-received deduction. Distributions from a PFIC are not eligible for the reduced rate of tax on “qualified dividend income.”
If a fund should have dividend income that qualifies for the reduced tax rate applicable to qualified dividend income, the maximum amount allowable will be reported by the fund. This amount will be reflected on Form 1099-DIV for the applicable calendar year.

For purposes of the dividends received deduction available to corporations, dividends received by a fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the fund, for U.S. federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and reported by the fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of a fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. Additionally, any corporate shareholder should consult its tax advisor regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, that current recognition of income would be required.
Certain distributions reported by a fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the fund’s business interest income over the sum of the fund’s (i) business interest expense and (ii) other deductions properly allocable to the fund’s business interest income.
Shareholders receiving any distribution from a fund in the form of additional shares pursuant to a dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.
For federal income tax purposes, a fund is permitted to carry forward a net capital loss incurred in any year to offset net capital gains, if any, in any subsequent year until such loss carryforwards have been fully used. Capital losses carried forward will retain their character as either short-term or long-term capital losses. A fund’s ability to utilize capital loss carryforwards in a given year or in total may be limited. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a fund and would not be distributed as such to shareholders.
Below are the capital loss carryforwards available to the funds as of May 31, 2025 to the extent provided by regulations, to offset future net realized capital gains:
Fund	Short-term Losses (no expiration date) ($)	Long-term Losses (no expiration date) ($)	Total ($)
Bond Fund	(1,534,806,158)	(1,431,227,930)	(2,966,034,088)
California Municipal Bond Fund	(3,005,234)	(7,403,295)	(10,408,529)
High Yield Fund	(14,826,960)	(729,089,830)	(743,916,790)
High Yield Municipal Bond Fund	(2,251,982)	(7,603,855)	(9,855,837)
Income Fund	(112,200,526)	(180,198,192)	(292,398,718)
Investment Grade Bond Fund	(230,386,881)	(162,120,029)	(392,506,910)
Municipal Opportunities Fund	(16,559,345)	(14,281,604)	(30,840,949)
Short Duration Bond Fund	(4,216,439)	(26,329,348)	(30,545,787)
Short Duration Municipal Opportunities Fund	0	0	0
Distributions of net capital gain, if any, reported as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held fund shares. A distribution of an amount in excess of a fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that a fund owned for one year or less will be taxable as ordinary income.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.
Selling shareholders generally will recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, depending upon the shareholder’s tax holding period for the shares and subject to the special rules described below. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is generally 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (15% or 0% for individuals at certain income levels).
A shareholder exchanging shares of one fund for shares of another fund will be treated for tax purposes as having sold the shares of the first fund, realizing tax gain or loss on such exchange. A shareholder exercising a right to convert one class of fund shares to a different class of shares of the same fund should not realize taxable gain or loss.
Any loss realized upon the sale or exchange of fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.
Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of a fund, during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which such sale was made, pursuant to a reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.
The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.
Certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount also will be subject to this tax. Dividends and capital gains distributed by a fund, and gain realized on redemption of fund shares, will constitute investment income of the type subject to this tax.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a fund as an investment through such plans.
A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The funds will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although a fund may in its sole discretion provide relevant information to shareholders.
Dividends and distributions on a fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund’s NAV reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when a fund’s NAV also reflects unrealized losses. Such gains could be substantial, and the taxes incurred by a shareholder with respect to such distributions could have a material impact on the value of the shareholder’s investment.
Certain distributions declared in October, November or December to shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of a fund may be “spilled back” and treated as paid by the fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.
A fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.
Each fund (or its administrative agent) must report to the IRS and furnish to shareholders the cost basis information and holding period for such fund’s shares purchased on or after January 1, 2012, and repurchased by the fund on or after that date. A fund will permit shareholders to elect from among several permitted cost basis methods. In the absence of an election, each fund will use an average cost as its default cost basis method. The cost basis method that a shareholder elects may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
A fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including foreign individuals) who fails to furnish the fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 24%. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return.
Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. Such non-U.S. investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a fund. Capital gain distributions, if any, are not subject to the 30% withholding tax. Unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, backup withholding will apply to certain other payments from a fund. Non-U.S. investors should consult their tax advisors regarding such treatment and the application of foreign taxes to an investment in a fund.
Properly-reported dividends generally are exempt from U.S. federal withholding tax where they are (i) “interest-related dividends” paid in respect of a fund’s “qualified net interest income” (generally, a fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “short-term capital gain dividends” paid in respect of a fund’s “qualified short-term gains” (generally, the excess of a fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). Depending on its circumstances, a fund may report all, some or none of its potentially eligible dividends as such interest-related dividends or as short-term capital gain dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.
Under FATCA, a 30% U.S. withholding tax may apply to any U.S.-source “withholdable payments” made to a non-U.S. entity unless the non-U.S. entity enters into an agreement with either the IRS or a governmental authority in its own country, as applicable, to collect and provide substantial information regarding the entity’s owners, including “specified United States persons” and “United States owned foreign entities,” or otherwise demonstrates compliance with or exemption from FATCA. The term “withholdable payment” includes any payment of interest (even if the interest is otherwise exempt from the withholding rules described above) or dividends, in each case with respect to any U.S. investment. The IRS has issued proposed regulations, which have immediate effect, while pending, to eliminate the withholding tax that was scheduled to begin in 2019 with respect to U.S.-source investment sale proceeds. A specified United States person is essentially any U.S. person, other than publicly traded corporations, their affiliates, tax-exempt organizations, governments, banks, REITs, RICs, and common trust funds. A United States owned foreign entity is a foreign entity with one or more “substantial United States owners,” generally defined as United States person owning a greater than 10% interest. Non-U.S. investors should consult their own tax advisers regarding the impact of this legislation on their investment in a fund.
If a shareholder realizes a loss on disposition of a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.
The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.
California Municipal Bond Fund, High Yield Municipal Bond Fund, Municipal Opportunities Fund and Short Duration Municipal Opportunities Fund — Additional Tax Considerations
These funds expect to qualify to pay “exempt-interest dividends,” as defined in the Code. To qualify to pay exempt-interest dividends, a fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in municipal securities, the interest on which is excluded from gross income under Section 103(a) of the Code. In purchasing municipal securities, the funds intend to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. None of these funds will undertake independent investigations concerning the tax-exempt status of such obligations, nor does any of these funds guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted principally during the 1980s not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a fund’s distributions attributable to interest such fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of each fund’s portfolio may be affected by restrictive federal income tax legislation.
If a fund satisfies the applicable requirements, dividends paid by the fund that are attributable to tax exempt interest on municipal securities and reported in a written statement by the fund as exempt-interest dividends to its shareholders may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax advisor with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a “substantial user” or “related person” thereof under Section 147(a) with respect to any of the tax-exempt obligations held by a fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a fund is not deductible to the extent it is deemed related to the fund’s exempt-interest dividends. Pursuant to published guidelines, the IRS may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the funds even though the borrowed money may not be directly traceable to the purchase of shares.
Although all or a substantial portion of the dividends paid by a fund may be excluded by such fund’s shareholders from their gross income for federal income tax purposes, each fund may purchase specified private activity bonds, the interest from which (including the fund’s distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax on individuals. All exempt-interest dividends from a fund, whether or not attributable to private activity bond interest, will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable.
Distributions other than exempt-interest dividends from a fund’s current or accumulated earnings and profits (“E&P”) will be taxable for investors who are subject to tax. Taxable distributions include distributions from a fund that are attributable to (i) taxable income, including but not limited to taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale or constructive sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options and futures contracts. If these distributions are paid from a fund’s “investment company taxable income,” they will be taxable as ordinary income; and if they are paid from a fund’s “net capital gain,” they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains or losses, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.)
Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the applicable fund.
Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor’s federal tax basis in fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.
After the close of each calendar year, each fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of a fund for its full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions that is not equal to the actual amount of a pro rata share of tax-exempt income or tax preference item income earned by such fund during the period of their investment in the fund.
The amount of a fund’s net realized capital gains, if any, in any given year will vary depending upon the subadvisor’s current investment strategy and whether the subadvisor believes it to be in the best interest of the fund, including for tax purposes, to dispose of portfolio securities and/or engage in options or futures transactions that will generate capital gains. At the time of an investor’s purchase of a fund’s shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the fund’s portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the NAV of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.
Each fund may invest a portion, and in the case of the High Yield Municipal Bond Fund, a substantial portion, of its assets in debt obligations that are in the lower rating categories or are unrated. Investments in debt obligations that are at risk of default present special tax issues for the funds. Tax rules are not entirely clear about issues such as when the funds may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. If a fund invests in these debt obligations, it will address these issues in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and seek to avoid federal income or excise tax.
Certain options and futures transactions undertaken by a fund may cause the fund to recognize gains or losses from marking to market even though the positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the fund. Additionally, the fund may be required to recognize gains (subject to tax distribution requirements) if an option, futures contract, notional principal contract, or a combination thereof is treated as a constructive sale of an appreciated financial position in the fund’s portfolio. Also, some of a fund’s losses on its transactions involving options and futures contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the fund’s taxable income or gain. Certain of such transactions also may cause a fund to dispose of investments sooner than would otherwise have occurred. These transactions may thereafter affect the amount, timing and character of a fund’s distributions to shareholders. Each fund will take into account the special tax rules (including consideration of available elections) applicable to options and futures transactions in order to seek to minimize any potential adverse tax consequences.
Upon a redemption or other disposition of shares of a fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor’s basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. A sales charge paid in purchasing shares of a fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the fund or another John Hancock fund are subsequently acquired, on or before January 31 of the year following the calendar year that includes the date of such redemption or exchange, without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder’s tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the date on which the initial shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, to the extent in excess of the amount disallowed, will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisors regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.
Although each fund’s present intention is to distribute, at least annually, all net capital gain, if any, each fund reserves the right to retain and reinvest all or any portion of the excess of net long-term capital gain over net short-term capital loss in any year. A fund will not, in any event, distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years’ capital losses, it would be subject to federal income tax in the hands of the fund. Upon proper reporting of this amount by a fund, each shareholder would be treated for federal income tax purposes as if the fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the fund and reinvested the remainder in the fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the fund’s taxable year falls; (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the fund; and (c) be entitled to increase the adjusted tax basis for his shares in the funds by the difference between his pro rata share of such excess and his pro rata share of such taxes.
Each fund will be required to report to the IRS all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. All such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the applicable fund with their correct taxpayer identification numbers and certain certifications required by the IRS or if the IRS or a broker notifies a fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, a fund’s taxable distributions may not be subject to backup withholding if the fund can reasonably estimate that at least 95% of its distributions for the year will be exempt-interest dividends. A fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. Investors should consult their tax advisors about the applicability of the backup withholding provisions.
The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.
Each fund is not subject to Massachusetts corporate excise or franchise taxes. Each fund anticipates that, provided the fund qualifies as a RIC under the Code, it also will not be required to pay any Massachusetts income tax.
California Municipal Bond Fund — State Tax Considerations
The following discussion assumes that the fund will be qualified as a RIC under Subchapter M of the Code and will be qualified thereunder to pay exempt interest dividends.
Individual shareholders of the fund who are subject to California personal income taxation will not be required to include in their California gross income that portion of their federal exempt-interest dividends that the fund clearly and accurately identifies as directly attributable to interest earned on obligations the interest on which is exempt from California personal income taxation, provided that at least 50% of the value of the fund’s total assets at the close of each quarter of its taxable year consists of such obligations. Distributions to individual shareholders derived from interest on Tax-Exempt Securities issued by governmental authorities in states other than California or on other obligations or investments the interest or other income on which is not exempt from California personal income taxation and short term capital gains will be taxed as dividends for purposes of California personal income taxation. The fund’s long-term capital gains for federal income tax purposes that are distributed to the shareholders will be taxed as long-term capital gains to individual shareholders of the fund for purposes of California personal income taxation. Gain or loss, if any, resulting from a sale or redemption of shares will be recognized in the year of the sale or redemption. Current California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the fund will not be deductible for California personal income tax purposes.
Generally, corporate shareholders of the fund subject to the California franchise tax will be required to include any gain on a sale or redemption of shares and all distributions of exempt interest, capital gains and other taxable income, if any, as income subject to such tax.
The fund does not expect to be subject to California franchise or corporate income tax.
The foregoing is a general, abbreviated summary of certain of the provisions of California law presently in effect as it directly governs the taxation of the shareholders of the fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the fund’s transactions. Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.
Portfolio Brokerage

Pursuant to the Subadvisory Agreement, the subadvisor is responsible for placing all orders for the purchase and sale of portfolio securities of the funds. The subadvisor has no formula for the distribution of the funds’ brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable fund. The cost of securities transactions for each fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.
Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the subadvisor will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.
Selection of Brokers or Dealers to Effect Trades.  In selecting brokers or dealers to implement transactions, the subadvisor will give consideration to a number of factors, including:
●
price, dealer spread or commission, if any;
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the reliability, integrity and financial condition of the broker dealer;
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size of the transaction;
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difficulty of execution;
●
brokerage and research services provided (unless prohibited by applicable law); and
●
confidentiality and anonymity.
Consideration of these factors by the subadvisor, either in terms of a particular transaction or the subadvisor’s overall responsibilities with respect to the fund and any other accounts managed by the subadvisor, could result in the applicable fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker dealer might have charged for executing the same transaction.
Securities of Regular Broker Dealers.  The table below presents information regarding the securities of the funds’ regular broker dealers (or parents of the regular broker dealers) that were held by the funds as of May 31, 2025. A “Regular Broker Dealer” of a fund is defined by the SEC as one of the 10 brokers or dealers that during the fund's most recent fiscal year: (a) received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the fund's portfolio transactions; (b) engaged as principal in the largest dollar amount of portfolio transactions of the fund; or (c) sold the largest dollar amount of securities of the fund.
Fund	Regular Broker Dealer	Holdings ($000s)
Bond Fund	Bank of America Corp.	227,539
	Bank of Montreal	44,116
	Barclays Bank PLC	89,421
	BNP Paribas SA	31,843
	Citadel LLC	14,921
	Citigroup, Inc.	55,617
	JPMorgan Chase & Co.	201,486
	The Goldman Sachs Group, Inc.	92,719

Fund	Regular Broker Dealer	Holdings ($000s)
California Municipal Bond Fund	N/A	N/A
High Yield Fund	Bank of Montreal	1,029
	Barclays Bank PLC	5,497
	BNP Paribas SA	8,927
High Yield Municipal Bond Fund	N/A	N/A
Income Fund	Bank of America Corp.	11,302
	Barclays Bank PLC	4,153
	BNP Paribas SA	3,115
	Citigroup, Inc.	1,805
	The Goldman Sachs Group, Inc.	1,877
	Wells Fargo & Company	694
Investment Grade Bond Fund	Bank of America Corp.	36,110
	Bank of Montreal	5,597
	Barclays Bank PLC	16,101
	BNP Paribas SA	4,417
	Citigroup, Inc.	11,214
	Deutsche Bank AG	7,770
	JPMorgan Chase & Co.	25,917
	The Goldman Sachs Group, Inc.	9,176
	UBS Group AG	22,858
Municipal Opportunities Fund	N/A	N/A
Short Duration Bond Fund	Bank of America Corp.	8,000
	Barclays Bank PLC	10,098
	BNP Paribas SA	3,187
	Citigroup, Inc.	3,463
	Deutsche Bank AG	8,099
	JPMorgan Chase & Co.	20,376
	State Street Corp.	1,505
	The Goldman Sachs Group, Inc.	4,969
	UBS Group AG	9,031
Short Duration Municipal Opportunities Fund	N/A	N/A
Soft Dollar Considerations.  In selecting brokers and dealers, the subadvisor will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the subadvisor. In placing a purchase or sale order, unless prohibited by applicable law, the subadvisor may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadvisor determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadvisor’s overall responsibilities with respect to a fund and any other accounts managed by the subadvisor. In addition to statistical, quotation, brokerage or valuation services, the subadvisor may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadvisor will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through portfolio brokerage. The portion not attributable to research will be paid by the subadvisor. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A “step-out” is an arrangement by which the subadvisor executes a trade through one broker dealer but instructs that entity to step-out all or a portion of the trade to another broker dealer. This second broker dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker dealer may or may not have a trading desk of its own.
Under MiFID II, EU investment managers, including certain subadvisors to funds in the John Hancock Fund Complex, may only pay for research from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II limits the use of soft dollars by subadvisors located in the EU, if applicable, and in certain circumstances may result in other subadvisors reducing the use of soft dollars as to certain groups of clients or as to all clients.
The subadvisor also may receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for a fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the subadvisor in advising several of its clients (including the funds), although not all of these services are necessarily useful and of value in managing the funds. The management fee paid by a fund is not reduced because the subadvisor and its affiliates receive such services.
As noted above, the subadvisor may purchase new issues of securities for a fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the subadvisor with research in addition to selling the securities (at the fixed public offering price) to the funds or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker dealer in this situation provides knowledge that may benefit the fund, other subadvisor clients, and the subadvisor without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Exchange Act, because the broker dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker dealers to provide bona fide research to advisors in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.
Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:
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the value of securities;
●
the advisability of purchasing or selling securities;
●
the availability of securities or purchasers or sellers of securities; and
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analyses and reports concerning: (a) issuers; (b) industries; (c) securities; (d) economic, political and legal factors and trends; and (e) portfolio strategy.
Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadvisor by or through a broker.
To the extent research services are used by the subadvisor, such services would tend to reduce such party’s expenses. However, the subadvisor does not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisor from brokers or dealers executing transactions for series of the Trusts, which may not be used in connection with a fund, also will be available for the benefit of other funds managed by the subadvisor.
Allocation of Trades by the Subadvisor.  The subadvisor manages a number of accounts other than the funds. Although investment determinations for the funds will be made by the subadvisor independently from the investment determinations it makes for any other account, investments deemed appropriate for the funds by the subadvisor also may be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the funds and other accounts. In such circumstances, the subadvisor may determine that orders for the purchase or sale of the same security for the funds and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the subadvisor to be equitable and in the best interests of the funds and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, each fund believes that its participation in such transactions on balance will produce better overall results for the fund.
For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size (a small account’s allocation may be increased to provide it with a meaningful position), and the account’s other holdings. In addition, an account’s allocation may be increased if that account’s portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed-income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to receive a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the funds or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the subadvisor may aggregate securities to be sold or purchased for the funds with those to be sold or purchased for other clients that it manages in order to obtain best execution.
Affiliated Underwriting Transactions by the Subadvisor.  Each Trust has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the subadvisor participates. These procedures prohibit a fund from directly or indirectly benefiting a subadvisor affiliate in connection with such underwritings. In addition, for underwritings where a subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase.
Brokerage Commissions Paid.  For the last three fiscal periods, the funds paid brokerage commissions in connection with portfolio transactions. Any material differences from year to year reflect an increase or decrease in trading activity by the applicable fund. The total brokerage commissions paid by the funds for the fiscal periods ended May 31, 2025, May 31, 2024, and May 31, 2023 are set forth in the table below:

	Total Commissions Paid in Fiscal Period Ended May 31,
Fund Name	2025 ($)	2024 ($)	2023 ($)
Bond Fund	0	0	0
California Municipal Bond Fund	9,000	0	3,450
High Yield Fund	0	0	0
High Yield Municipal Bond Fund	0	0	0
Income Fund	0	0	0
Investment Grade Bond Fund	0	0	0
Municipal Opportunities Fund	0	9,450	6,900
Short Duration Bond Fund	0	0	0
Short Duration Municipal Opportunities Fund	0	0	0
Affiliated Brokerage.  Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, a fund may execute portfolio transactions with or through brokers affiliated with the Advisor or subadvisor (“Affiliated Brokers”). Affiliated Brokers may act as broker for the funds on exchange transactions, subject, however, to the general policy set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those that the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the fund would have to pay a commission rate less favorable than the Affiliated Broker’s contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the fund, as determined by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the fund, the Advisor, the subadvisor or the Affiliated Broker. Because the Advisor or subadvisor that is affiliated with the Affiliated Broker has, as an investment advisor to the funds, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.
The Advisor’s indirect parent, Manulife Financial, is the parent of a broker dealer, JH Distributors. JH Distributors is considered an Affiliated Broker.
Brokerage Commissions Paid to Affiliated Brokers.  For the fiscal periods ended May 31, 2025, May 31, 2024, and May 31, 2023, no commissions were paid by any of the funds to brokers affiliated with the subadvisor.
Commission Recapture Program.  The Board has approved each fund’s participation in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a fund. It provides a way to gain control over the commission expenses incurred by a subadvisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. A fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. From time to time, the Board reviews whether participation in the recapture program is in the best interests of the funds.
Transfer Agent Services

John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909, a wholly-owned indirect subsidiary of MFC, is the transfer and dividend paying agent for the Class A, Class C, Class I, Class R2, Class R4, Class R5, and Class R6 shares of the funds, as applicable.
The fees paid to Signature Services are determined based on the cost to Signature Services of providing services to the fund and to all other John Hancock affiliated funds for which Signature Services serves as transfer agent (“Signature Services Cost”). Signature Services Cost includes: (i) an allocable portion of John Hancock corporate overhead; and (ii) out-of-pocket expenses, including payments made by Signature Services to intermediaries and other third-parties (“Subtransfer Agency Fees”) whose clients and/or customers invest in one or more funds for sub-transfer agency and administrative services provided to those clients/customers. Signature Services Cost is calculated monthly and allocated by Signature Services among three different categories as described below based generally on the Signature Services Cost associated with providing services to each category in the aggregate. Within each category, Signature Services Cost is allocated across all of the John Hancock affiliated funds and/or classes for which Signature Services provides transfer agent services, on the basis of relative average net assets.
Retail Share Classes of Non-Municipal Bond Funds.  An amount equal to the total Signature Services Cost associated with providing services to Class A, Class C, and Class I shares of all non-municipal series of the Trust and of all other John Hancock affiliated funds for which it serves as transfer agent is allocated pro-rata based upon assets of all Class A, Class C, and Class I shares in the aggregate, without regard to fund or class. John Hancock California Tax-Free Income Fund and Municipal Securities Trust currently do not offer any non-municipal bond funds.
Retirement Share Classes.  An amount equal to the total Signature Services Cost associated with providing services to Class R2, Class R4, Class R5, and Class R6 shares of the Trusts and all other John Hancock affiliated funds for which it serves as transfer agent is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund or class. In addition, payments made to intermediaries and/or record keepers under Class R Service plans will be made by each relevant fund on a fund- and class- specific basis pursuant to the applicable plan.

Retail Share Classes of Municipal Bond Funds.  An amount equal to the total Signature Services Cost associated with providing services to Class A, Class C, and Class I shares of all John Hancock affiliated municipal bond funds for which it serves as transfer agent is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund or class. John Hancock municipal bond funds currently only offer Class A, Class C, Class I, and Class R6 shares. Bond Trust, Sovereign Bond Fund, and Strategic Series currently do not offer any municipal bond funds.
In applying the foregoing methodology, Signature Services seeks to operate its aggregate transfer agency operations on an “at cost” or “break even” basis. The allocation of aggregate transfer agency costs to categories of funds and/or classes assets seeks to ensure that shareholders of each class within each category will pay the same or a very similar level of transfer agency fees for the delivery of similar services. Under this methodology, the actual costs associated with providing particular services to a particular fund and/or share classes during a period of time, including payments to intermediaries for sub-transfer agency services to clients or customers whose assets are invested in a particular fund or share class, are not charged to and borne by that particular fund or share classes during that period. Instead, they are included in Signature Services Cost, which is then allocated to the applicable aggregate asset category described above and then allocated to all assets in that category based on relative net assets. Applying this methodology could result in some funds and/or classes having higher or lower transfer agency fees than they would have had if they bore only fund- or class-specific costs directly or indirectly attributable to them.
Legal and Regulatory Matters

There are no legal proceedings to which the Trusts, the Advisor, or the Distributor is a party that are likely to have a material adverse effect on the funds or the ability of either the Advisor or the Distributor to perform its contract with the funds.
Independent Registered Public Accounting Firm

The financial statements of each fund for the fiscal period ended May 31, 2025, including the related financial highlights that appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as stated in their report with respect thereto, and are incorporated herein by reference in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210.
Financial Statements

The financial statements of each fund for the fiscal period ended May 31, 2025, are incorporated herein by reference from each fund’s most recent Form N-CSR filing pursuant to Rule 30b2-1 under the 1940 Act.
Custody of Portfolio Securities

Except as noted below, State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114, currently acts as custodian and bookkeeping agent with respect to each fund's assets. Citibank, N.A., 388 Greenwich Street, New York, New York 10013, currently acts as custodian and bookkeeping agent with respect to the assets of Short Duration Bond Fund. State Street and Citibank have selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. Each fund also may use special purpose custodian banks from time to time for certain assets. State Street and Citibank are authorized to use the facilities of the Depository Trust Company, the Participants Trust Company, and the book-entry system of the Federal Reserve Banks.
Codes of Ethics

Each Trust, the Advisor, the Distributor and the subadvisor to the funds have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by a fund.

Appendix A – Description of Bond Ratings

Descriptions of Credit Rating Symbols and Definitions
The ratings of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings and Fitch Ratings (“Fitch”) represent their respective opinions as of the date they are expressed and not statements of fact as to the quality of various long-term and short-term debt instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.
Ratings do not constitute recommendations to buy, sell, or hold any security, nor do they comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security.
In General
Moody’s.  Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.
Note that the content of this Appendix A, to the extent that it relates to the ratings determined by Moody’s, is derived directly from Moody’s electronic publication of “Ratings Symbols and Definitions” which is available at: https://ratings.moodys.com/api/rmc-documents/53954.
S&P Global Ratings.  An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.
Note that the content of this Appendix A, to the extent that it relates to the ratings determined by S&P Global Ratings, is derived directly from S&P Global Ratings’ electronic publication of “S&P’s Global Ratings Definitions,” which is available at: https://www.standardandpoors.com/en_US/web/guest/article/-/view/sourceId/504352.
Fitch.  Fitch Ratings publishes credit ratings that are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer default ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue level ratings are also assigned, often include an expectation of recovery and may be notched above or below the issuer level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments, Structured finance ratings are issue ratings to securities backed by receivables or other financial assets that consider the obligations’ relative vulnerability to default.
Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/- for AA through CCC levels indicating relative differences of probability of default or recovery for issues. The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories signal either a higher level of credit risk or that a default has already occurred.
Note that the content of this Appendix A, to the extent that it relates to the ratings determined by Fitch, is derived directly from Fitch’s electronic publication of “Definitions of Ratings and Other Forms of Opinion” which is available at: https://www.fitchratings.com/products/rating-definitions.
General Purpose Ratings
Long-Term Issue Ratings
Moody’s Global Long-Term Rating Scale
Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa:  Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa:  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:  Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:  Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba:  Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B:  Obligations rated B are considered speculative and are subject to high credit risk.
Caa:  Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca:  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:  Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Addition of a Modifier 1, 2 or 3:  Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.
Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
S&P Global Ratings’ Long-Term Issue Credit Ratings
Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
AAA:  An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:  An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:  An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB:  An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC and C:  Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB:  An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B:  An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC:  An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC:  An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C:  An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D:  An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Note:  Addition of a Plus (+) or minus (-) sign: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Dual Ratings –  Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U. S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
Fitch Corporate Finance Obligations – Long-Term Rating Scales
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.
AAA:  Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA:  Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A:  High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB:  Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB:  Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B:  Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC:  Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.
CC:  Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.
C:  Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.
Corporate finance defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note:  Addition of a Plus (+) or minus (-) sign: Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended. For Viability Ratings, the modifiers ‘+’ or ‘-’ may be appended to a rating to denote relative status within categories from ‘aa’ to ‘ccc’.
Corporate And Tax-Exempt Commercial Paper Ratings
Short-Term Issue Ratings
Moody’s Global Short-Term Rating Scale
Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1:  Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2:  Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3:  Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP:  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist. (Note: Structured finance short-term ratings are usually based either on the short-term rating of a support provider or on an assessment of cash flows available to retire the financial obligation).

S&P Global Ratings' Short-Term Issue Credit Ratings
S&P Global Ratings’ short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days.  Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. A long-term issue credit rating is typically assigned to an obligation with an original maturity of greater than 365 days. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:
A-1:  A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2:  A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3:  A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B:  A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C:  A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D:  A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due,  unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Dual Ratings –  Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
Fitch's Short-Term Issuer or Obligation Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as

“short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1:  Highest short-term credit quality.
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added (“+”) to denote any exceptionally strong credit feature.
F2:  Good short-term credit quality.
Good intrinsic capacity for timely payment of financial commitments.
F3:  Fair short-term credit quality.
The intrinsic capacity for timely payment of financial commitments is adequate.
B:  Speculative short-term credit quality.
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C:  High short-term default risk.
Default is a real possibility.
RD:  Restricted default.
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D:  Default.
Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Tax-Exempt Note Ratings
Moody's U.S. Municipal Short-Term Debt Ratings
While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial A-8 paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scale discussed below).
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.
MIG 1:  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2:  This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3:  This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG:  This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Variable Municipal Investment Grade (VMIG) ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
VMIG 1:  This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2:  This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3:  This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG:  This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

*
For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.
VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.
For more complete discussion of these rating transitions, please see Annex B of Moody’s Methodology titled Variable Rate Instruments Supported by Conditional Liquidity Facilities.
US Municipal Short-Term Versus Long-Term Ratings
NOTES	LONG-TERM RATING	DEMAND OBLIGATIONS WITH CONDITIONAL LIQUIDITY SUPPORT
MIG 1	Aaa Aa1 Aa2 Aa3 A1 A2	VMIG 1
MIG 2	A3	VMIG 2
MIG 3	Baa1 Baa2 Baa3	VMIG 3* SG
SG	Ba1, Ba2, Ba3 B1, B2, B3 Caa1, Caa2, Caa3 Ca, C
*
For SBPA-backed VRDBs, the rating transitions are higher to allow for distance to downgrade to below investment grade due to the presence of automatic termination events in the SBPAs.
S&P Global Ratings’ Municipal Short-Term Note Ratings
An S&P Global Ratings municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
●
Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
●
Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1:  Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2:  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3:  Speculative capacity to pay principal and interest.
D:  'D' is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Fitch Public Finance Ratings
See FITCH SHORT-TERM ISSUER OR OBLIGATIONS RATINGS above.

Appendix B – Portfolio Manager Information

Manulife Investment Management (US) LLC
(“Manulife IM (US)”)
Bond Fund
California Municipal Bond Fund
High Yield Fund
High Yield Municipal Bond Fund
Income Fund
Investment Grade Bond Fund
Municipal Opportunities Fund
Short Duration Bond Fund
Short Duration Municipal Opportunities Fund
Portfolio Managers and Other Accounts Managed
The following table shows the portfolio managers at the subadvisor who are jointly and primarily responsible for the day-to-day management of the stated funds’ portfolios.
Fund Managed	Portfolio Managers
Bond Fund	Jeffrey N. Given, CFA, Spencer Godfrey, Howard C. Greene, CFA, Connor Minnaar, CFA, and Pranay Sonalkar, CFA
California Municipal Bond Fund	Dennis DiCicco and Adam A. Weigold, CFA
High Yield Fund	James Gearhart, CFA, Jonas Grazulis, CFA and Caryn E. Rothman, CFA
High Yield Municipal Bond Fund	Dennis DiCicco and Adam A. Weigold, CFA
Income Fund	Christopher M. Chapman, CFA, Thomas C. Goggins, Brad Lutz, CFA and Kisoo Park
Investment Grade Bond Fund	Jeffrey N. Given, CFA, Spencer Godfrey, Howard C. Greene, CFA, Connor Minnaar, CFA and Pranay Sonalkar, CFA
Municipal Opportunities Fund	Dennis DiCicco and Adam A. Weigold, CFA
Short Duration Bond Fund	Jeffrey N. Given, CFA, Spencer Godfrey, Howard C. Greene, CFA, Connor Minnaar, CFA and Pranay Sonalkar, CFA
Short Duration Municipal Opportunities Fund	Dennis DiCicco and Adam A. Weigold, CFA
The following table provides information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the fund or funds he or she manages and similarly managed accounts.
The following table provides information as of May 31, 2025:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Christopher M. Chapman	4	3,414	42	14,044	15	5,152
Dennis DiCicco	2	45	1	103	4	17
James Gearhart	8	4,785	15	3,367	1	36
Jeffrey N. Given	16	11,996	34	7,687	35	16,933
Spencer Godfrey	8	7,199	2	1,287	0	0
Thomas C. Goggins	4	3,414	42	14,044	15	5,152
Jonas Grazulis	8	4,785	15	3,367	1	36
Howard C. Greene	14	10,839	34	7,687	31	16,932
Brad Lutz	4	3,414	42	14,044	15	5,152
Connor Minnaar	19	15,969	33	7,261	31	16,932
Kisoo Park	4	3,414	42	14,044	15	5,152

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Caryn Rothman	9	4,894	17	4,975	4	316
Pranay Sonalkar	14	10,839	33	7,261	31	16,932
Adam A. Weigold	2	45	1	103	4	17
Performance-Based Fees for Other Accounts Managed.  Of the accounts listed in the table above, those for which the subadvisor receives a fee based on investment performance are listed in the table below.
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Christopher M. Chapman	0	0	0	0	0	0
Dennis DiCicco	0	0	0	0	0	0
James Gearhart	0	0	0	0	0	0
Jeffrey N. Given	0	0	0	0	0	0
Spencer Godfrey	0	0	0	0	0	0
Thomas C. Goggins	0	0	0	0	0	0
Jonas Grazulis	0	0	0	0	0	0
Howard C. Greene	0	0	0	0	0	0
Brad Lutz	0	0	0	0	0	0
Connor Minnaar	0	0	0	0	0	0
Kisoo Park	0	0	0	0	0	0
Caryn Rothman	0	0	0	0	0	0
Pranay Sonalkar	0	0	0	0	0	0
Adam A. Weigold	0	0	0	0	0	0
Ownership of the Funds and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of May 31, 2025. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. Each portfolio manager’s ownership of fund shares is stated in the footnote(s) below the table.
Fund	Portfolio Manager	Dollar Range of Shares Owned
Bond Fund[1]	Jeffrey N. Given	$500,001-$1,000,000
	Spencer Godfrey	$100,001-$500,000
	Howard C. Greene	over $1,000,000
	Connor Minnaar	$100,001-$500,000
	Pranay Sonalkar	$100,001-$500,000
California Municipal Bond Fund[2]	Dennis DiCicco	none
	Adam A. Weigold	none
High Yield Fund[3]	James Gearhart	$100,001-$500,000
	Jonas Grazulis	$100,001-$500,000
	Caryn Rothman	$500,001-$1,000,000
High Yield Municipal Bond Fund[4]	Dennis DiCicco	$10,001-$50,000
	Adam A. Weigold	$500,001-$1,000,000
Income Fund[5]	Christopher M. Chapman	$500,001-$1,000,000
	Thomas C. Goggins	over $1,000,000
	Brad Lutz	none
	Kisoo Park	none
Investment Grade Bond Fund[6]	Jeffrey N. Given	$500,001-$1,000,000

Fund	Portfolio Manager	Dollar Range of Shares Owned
	Spencer Godfrey	none
	Howard C. Greene	$100,001-$500,000
	Connor Minnaar	$10,001-$50,000
	Pranay Sonalkar	$10,001-$50,000
Municipal Opportunities Fund[7]	Dennis DiCicco	$1-$10,000
	Adam A. Weigold	$100,001-$500,000
Short Duration Bond Fund[8]	Jeffrey N. Given	$50,001-$100,000
	Spencer Godfrey	$10,001-$50,000
	Howard C. Greene	$100,001-$500,000
	Connor Minnaar	$10,001-$50,000
	Pranay Sonalkar	$1-$10,000
Short Duration Municipal Opportunities Fund[9]	Dennis DiCicco	$10,001-$50,000
	Adam A. Weigold	$100,001-$500,000
1
As of May 31, 2025, Jeffrey N. Given, Spencer Godfrey, Howard C. Greene, Connor Minnaar, and Pranay Sonalkar beneficially owned $500,001 - $1,000,000, $100,001 - $500,000, over $1,000,000, $100,001 - $500,000, and $100,001 - $500,000 of shares, respectively, of Bond Fund.
2
As of May 31, 2025, Dennis DiCicco and Adam A. Weigold beneficially owned $0 and $0 of shares, respectively, of California Municipal Bond Fund.
3
As of May 31, 2025,  James Gearhart, Jonas Grazulis, and Caryn Rothman beneficially owned $100,001 - $500,000, $100,001 - $500,000, and $500,001 - $1,000,000 of shares, respectively, of High Yield Fund.
4
As of May 31, 2025, Dennis DiCicco and Adam A. Weigold beneficially owned $10,001 - $50,000 and $500,001 - $1,000,000 of shares, respectively, of High Yield Municipal Bond Fund.
5
As of May 31, 2025, Christopher M. Chapman, Thomas C. Goggins, Brad Lutz, and Kisoo Park beneficially owned $500,001 - $1,000,000 over $1,000,000, $0 and $0 of shares, respectively, of Income Fund.
6
As of May 31, 2025, Jeffrey N. Given, Spencer Godfrey, Howard C. Greene, Connor Minnaar, and Pranay Sonalkar beneficially owned $500,001 - $1,000,000, $0, $100,001 - $500,000, $10,001 - $50,000, and $10,001 - $50,000 of shares, respectively, of Investment Grade Bond Fund.
7
As of May 31, 2025, Dennis DiCicco and Adam A. Weigold beneficially owned $1 - $10,000 and $100,001 - $500,000 of shares, respectively, of Municipal Opportunities Fund.
8
As of May 31, 2025, Jeffrey N. Given, Spencer Godfrey, Howard C. Greene, Connor Minnaar, and Pranay Sonalkar beneficially owned $50,001 - $100,000, $10,001 - $50,000, $100,001 - $500,000, $10,001 - $50,000, and $1 - $10,000 of shares, respectively, of Short Duration Bond Fund.
9
As of May 31, 2025, Dennis DiCicco and Adam A. Weigold beneficially owned $10,001 - $50,000 and $100,001 - $500,000 of shares, respectively, of Short Duration Municipal Opportunities Fund.
Potential Conflicts of Interest
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the funds do not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the funds as well as one or more other accounts. The Advisor and Manulife IM (US) (the “Subadvisor”) have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation” below.
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A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.
●
A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.
●
A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation” below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.
●
A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.
●
If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
Compensation
The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and short- and long-term incentives. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the funds.
●
Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.
●
Incentives. Only investment professionals are eligible to participate in the short- and long-term incentive plan. Under the plan, investment professionals are eligible for an annual cash award. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:
●
Investment Performance: The investment performance of all accounts managed by the investment professional over one, three and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark identified in the table below (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance. This is the most heavily weighted factor.
●
Financial Performance: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.
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Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.
●
In addition to the above, compensation may also include a revenue component for an investment team derived from a number of factors including, but not limited to, client assets under management, investment performance, and firm metrics.
●
Manulife equity awards. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.
●
Deferred Incentives. Investment professionals may receive deferred incentives which are fully invested in strategies managed by the team/individual as well as other Manulife Investment Management strategies.
The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.
Fund	Benchmark Index for Incentive Period
Bond Fund	Morningstar US OE Intermediate Term Bond
California Municipal Bond Fund	Morningstar US OE Muni California Long
High Yield Fund	Morningstar US OE High Yield Bond

Fund	Benchmark Index for Incentive Period
High Yield Municipal Bond Fund	Morningstar US OE High Yield Muni
Income Fund	Morningstar US OE Multisector Bond
Investment Grade Bond Fund	Morningstar US OE Intermediate-Term Bond
Municipal Opportunities Fund	Morningstar US OE Muni National Intermediate
Short Duration Bond Fund	Barclays Capital 1-3 Year US Aggregate Bond Index
Short Duration Municipal Opportunities Fund	Morningstar US OE Muni National Short

Appendix C – Proxy Voting Policies and Procedures

The Trust Procedures and the proxy voting procedures of the Advisor and the subadvisor are set forth in Appendix C.
C-1

07H: Proxy Voting Procedures

General Compliance Policies for Trust & Adviser

Section 7: Disclosures, Filings, and Reporting

Applies to	Trust
Risk Theme	Proxy Voting
Policy Owner	Jim Interrante
Effective Date	08-20-2024

07H. Proxy Voting Procedures

Overview

Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record.

Investment Company Act

An investment company is required to disclose in its SAI either (a) a summary of the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities or (b) a copy of its proxy voting policies.

A fund is also required by Rule 30b1-4 of the Investment Company Act of 1940 to file Form N-PX annually with the SEC, which contains a record of how the fund voted proxies relating to portfolio securities. For each matter relating to a portfolio security considered at any shareholder meeting, Form N-PX is required to include, among other information, the name of the issuer of the security, a brief identification of the matter voted on, whether and how the fund cast its vote, and whether such vote was for or against management. In addition, a fund is required to disclose in its SAI and its annual and semi-annual reports to shareholders that such voting record may be obtained by shareholders, either by calling a toll-free number , through the fund’s website, or on the Securities and Exchange Commission’s website at www.sec.gov.

Advisers Act

Under Advisers Act Rule 206(4)-6, investment advisers are required to adopt proxy voting policies and procedures, and investment companies typically rely on the policies of their advisers or sub-advisers.

Policy

The Majority of the Independent Board of Trustees (the “Board”) of each registered investment company of the Trusts, has adopted these proxy voting policies and procedures (the “Trust Proxy Policy”).

It is the Advisers’ policy to comply with Rule 206(4)-6 of the Advisers Act and Rule 30b1-4 of the 1940 Act as described above. In general, Advisers defer proxy voting decisions to the sub-advisers managing the Funds. It is the policy of the Trusts to delegate the responsibility for voting proxies relating to portfolio securities held by a Fund to the Fund’s respective Adviser or, if the Fund’s Adviser has delegated portfolio management responsibilities to one or more investment sub-adviser(s), to the fund’s sub-adviser(s), subject to the Board’s continued oversight. The sub-adviser for each Fund shall vote all proxies relating to securities held by each Fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each sub-adviser in conformance with Rule 206(4)-6 under the Advisers Act.

If an instance occurs where a conflict of interest arises between the shareholders and the designated sub-adviser, however, Advisers retain the right to influence and/or direct the conflicting proxy voting decisions in the best interest of shareholders.

Delegation of Proxy Voting Responsibilities

It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment sub-adviser(s), to the fund’s sub-adviser(s), subject to the Board’s continued oversight. The sub-adviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each sub-adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

07H. Proxy Voting Procedures

Except as noted below under Material Conflicts of Interest, the Trust Proxy Policy with respect to a Fund shall incorporate that adopted by the Fund’s sub-adviser with respect to voting proxies held by its clients (the “Sub-adviser Proxy Policy”). Each Sub-adviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Proxy Policy. Each sub-adviser to a Fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the Fund’s adviser and by the Board. Each Adviser to a Fund retains the responsibility, and is directed, to oversee each sub-adviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the sub-advisers’ compliance with these policies and procedures.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Voting Proxies of Underlying Funds of a Fund of Funds

A.	Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund

With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a Fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

B.	Where the Fund of Funds is the Sole Shareholder of the Underlying Fund

In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the Adviser to the Fund of Funds or the Trusts will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.

1.	Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals

In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the Adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.

2.	Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on by the Fund of Funds

(a)	Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.

(b)	Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the Adviser or one of its affiliates has a material economic interest.

Material Conflicts of Interest

If (1) a sub-adviser to a Fund becomes aware that a vote presents a material conflict between the interests of (a) shareholders of the Fund; and (b) the Fund’s Adviser, sub-adviser, principal underwriter, or any of their affiliated persons, and (2) the sub-adviser does not propose to vote on the particular issue in the manner prescribed by its Sub-adviser Proxy Policy or the material conflict of interest procedures set forth in its Sub-adviser Proxy Policy are otherwise triggered, then the sub-adviser will follow the material conflict of interest procedures set forth in its Sub-adviser Proxy Policy when voting such proxies.

If a Sub-adviser Proxy Policy provides that in the case of a material conflict of interest between Fund shareholders and another party, the sub-adviser will ask the Board to provide voting instructions, the sub-adviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Sub-adviser Proxy Policy or abstain from voting the proxies.

Proxy Voting Committee(s)

The Advisers will from time to time, and on such temporary or longer-term basis as they deem appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Advisers’ CCO and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Proxy Procedures. Requested shareholder proposals or other Shareholder Advocacy in the name of a Fund must be submitted for consideration pursuant to the Shareholder Advocacy Policy and Procedures.

Securities Lending Program

Certain of the Funds participate in a securities lending program with the Trusts through an agent lender. When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a sub-adviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the sub-adviser should request that the agent recall the security prior to the record date to allow the sub-adviser to vote the securities.

Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)

The Trust shall include in its SAI a summary of the Trust Proxy Policy and of the Sub-adviser Proxy Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Proxy Policy and Sub-adviser Proxy Policy in the SAI.)

07H. Proxy Voting Procedures

Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports

The Trusts shall disclose in annual and semi-annual shareholder reports that a description of the Trust Proxy Policy, including the Sub-adviser Proxy Policy, and the Trusts’ proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trusts will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. The Fund Administration Department is responsible for preparing appropriate disclosure regarding proxy voting for inclusion in shareholder reports and distributing reports. The Legal Department supporting the Trusts is responsible for reviewing such disclosure once it is prepared by the Fund Administration Department.

Filing of Proxy Voting Record on Form N-PX

The Trusts will annually file their complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year. The Fund Administration department, supported by the Legal Department supporting the Trusts, is responsible for the annual filing.

Regulatory Requirement

Rule 206(4)-6 of the Advisers Act and Rule 30b1-4 of the 1940 Act

Reporting

Disclosures in SAI: The Trusts shall disclose in annual and semi-annual shareholder reports that a description of the Trust Proxy Policy, including the Sub-adviser Proxy Policy, and the Trusts’ proxy voting record for the most recent 12 months ended June 30.

Form N-PX: The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.

Procedure

Review of Sub-advisers’ Proxy Voting

The Trusts have delegated proxy voting authority with respect to Fund portfolio securities in accordance with the Trust Policy, as set forth above.

Consistent with this delegation, each sub-adviser is responsible for the following:

1.

Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the sub-adviser votes portfolio securities in the best interest of shareholders of the Trusts.

2.

Providing the Advisers with a copy and description of the Sub-adviser Proxy Policy prior to being approved by the Board as a sub-adviser, accompanied by a certification that represents that the Sub-adviser Proxy Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the Advisers with notice of any amendment or revision to that Sub-adviser Proxy Policy or with a description thereof. The Advisers are required to report all material changes to a Sub-adviser Proxy Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Sub-adviser Proxy Policy during the period covered by the report.

3.

Providing the Adviser with a quarterly certification indicating that the sub-adviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Sub-adviser Proxy Policy. If the sub-adviser voted any proxies in a manner inconsistent with the Sub-adviser Proxy Policy, the sub-adviser will provide the Adviser with a report detailing the exceptions.

Adviser Responsibilities

The Trusts have retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.

The Advisers, in accordance with their general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:

1.	Receive a file with the proxy voting information directly from each sub-adviser on a quarterly basis.

2.	Select a sample of proxy votes from the files submitted by the sub-advisers and compare them against the proxy voting service files for accuracy of the votes.

3.	Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.

The Fund Administration Department, in conjunction with the Legal Department supporting the Trusts, is responsible for the foregoing procedures.

Proxy Voting Service Responsibilities

Proxy voting services retained by the Trusts are required to undertake the following procedures:

•	Aggregation of Votes:

The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple sub-advisers or third-party voting services.

•	Reporting:

The proxy voting service’s proxy disclosure system will provide the following reporting features:

1.	multiple report export options;

2.	report customization by fund-account, portfolio manager, security, etc.; and

3.	account details available for vote auditing.

•	Form N-PX Preparation and Filing:

The Advisers will be responsible for oversight and completion of the filing of the Trusts’ reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year. The Fund Administration Department, in conjunction with the Legal Department supporting the Trusts, is responsible for the foregoing procedures.

The Fund Administration Department in conjunction with the CCO oversees compliance with this policy.

The Fund Administration Department maintains operating procedures affecting the administration and disclosure of the Trusts’ proxy voting records.

The Trusts’ Chief Legal Counsel is responsible for including in the Trusts’ SAI information regarding the Advisers’ and each sub-advisers proxy voting policies as required by applicable rules and form requirements.

Key Contacts

Investment Compliance

Escalation/Reporting Violations

All John Hancock employees are required to report any known or suspected violation of this policy to the CCO of the Funds.

07H. Proxy Voting Procedures

Related Policies and Procedures

7B Registration Statements and Prospectuses

Document Retention Requirements

The Fund Administration Department and The CCO’s Office is responsible for maintaining all documentation created in connection with this policy. Documents will be maintained for the period set forth in the Records Retention Schedule. See Compliance Policy: Books and Records.

Version History
Date	Effective Date	Approving Party
1	01-01-2012
2	02-01-2015
3	09-01-2015
4	12-10-2019
5	08-20-2024	CCO

Overview

The SEC adopted Rule 206(4)-6 under the Advisers Act, which requires investment advisers with voting authority to adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes client securities in the best interest of clients. The procedures must include how the investment adviser addresses material conflicts that may arise between the interests of the investment adviser and those of its clients. The Advisers are registered investment advisers under the Advisers Act and serve as the investment advisers to the John Hancock Funds. The Advisers generally retain one or more sub-advisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Advisers may elect to manage directly the assets of a Fund, including voting proxies with respect to such Fund’s portfolio securities, or a Fund’s Board may otherwise delegate to the Advisers authority to vote such proxies. John Hancock Investment Management LLC (“JHIM”) also provides discretionary and non-discretionary advice to clients using model portfolios in a variety of investment styles (“Model Portfolios”). However, JHIM does not vote proxies for securities held in any non-discretionary accounts managed using the Model Portfolios. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client.

Firms are required by Advisers Act Rule 204-2(c)(2) to maintain records of their voting policies and procedures, a copy of each proxy statement that the investment adviser receives regarding client securities, a record of each vote cast by the investment adviser on behalf of a client, a copy of any document created by the investment adviser that was material to making a decision how to vote proxies on behalf of a client, and a copy of each written client request for information on how the adviser voted proxies on behalf of the client, as well as a copy of any written response by the investment adviser to any written or oral client request for information on how the adviser voted that client’s proxies.

Investment companies must disclose information about the policies and procedures used to vote proxies on the investment company’s portfolio securities and must file the fund’s entire proxy voting record with the SEC annually on Form N-PX.

Advisers that are subject to the reporting requirements of Section 13(f) of the Securities Exchange Act of 1934 (the “Exchange Act”) are required by Exchange Act Rule 14Ad-1 to file Form N-PX annually to report how they voted proxies regarding certain executive compensation matters (known as “say-on-pay” matters). However, an Adviser that has a disclosed policy of not voting proxies, and that did not in fact vote during the reporting period, must only complete a notice report filing on Form N-PX marking the appropriate box on the cover page to confirm these facts.

Pursuant thereto, the Advisers have adopted and implemented these proxy voting policies and procedures (the “Proxy Procedures”).

Policy

It is the Advisers’ policy to comply with Rule 206(4)-6 and Rule 204-2(c)(2) under the Advisers Act and Rule 14Ad-1 under the Exchange Act as described above. The Advisers’ policy is to vote proxies in the best interests of its clients for whom it has proxy voting authority. In general, the Advisers delegate proxy voting decisions to the sub-advisers managing the funds. If an instance occurs where a conflict of interest arises between the shareholders and a particular sub-adviser, however, the Adviser retains the right to influence and/or direct the conflicting proxy voting decisions. The Advisers’ Proxy Voting Committee oversees the resolution of proxy voting conflicts for its clients and fund shareholders.

05E. Advisers Proxy Voting Policy

Filing of Proxy Voting Record on Form N-PX

The Advisers will annually file their proxy voting notice report with the SEC on Form N-PX. Form N-PX shall be filed for the twelve months ended June 30th and no later than August 31st of that year.

Regulatory Requirement

Rule 206(4)-6 under the Advisers Act and Rule 14Ad-1 under the Exchange Act

Reporting

Advisers will provide the John Hancock Funds Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Funds Board all material changes to these Proxy Procedures.

The CCO’s annual written compliance report to the Funds Board will contain a summary of material changes to the Proxy Procedures during the period covered by the report.

If the Advisers or the Designated Person vote any proxies for the Funds in a manner inconsistent with either these Proxy Procedures or a Fund’s proxy voting policies and procedures, the CCO will provide the Funds Board with a report detailing such exceptions.

If the Advisers or the Designated Person vote any proxies for clients other than the Funds in a manner inconsistent with these Proxy Voting Procedures, the Adviser will provide its Board of Directors with a report detailing such exceptions.

JHIM will not intentionally disclose to anyone else, including other investors and/or officers and directors of an issuer in which an Advisers’ clients invest, our voting intention prior to casting the vote.

JHIM engages a third-party proxy voting vendor to keep records of proxy voting available for inspection by Separately Managed Account (“SMA”) sponsor clients, regulatory authorities, or government agencies.

Procedure

Fiduciary Duty

The Advisers have a fiduciary duty to vote proxies in the best interest of its clients, the Funds and its shareholders.

Voting of Proxies – Advisers of Funds

The Advisers will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s Board. The decision on how to vote a proxy will be made by the person(s) to whom the Advisers have from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) or a Proxy Voting Committee, as described below.

When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:

•	The Designated Person will vote based on what it believes is in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.

•

Each voting decision will be made independently. To assist with the analysis of voting issues and/or to carry out the actual voting process the Designated Person may enlist the services of (1) reputable professionals (who may include persons employed by or otherwise associated with the Advisers or any of its affiliated persons) or (2) independent proxy evaluation services such as Institutional Shareholder Services. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.

•

The Advisers believe that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management. In general, the Designated Person will vote as recommended by company management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.

•	As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same investment mandates.

•

The Advisers will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Advisers’ voting of proxies with respect to the Fund’s portfolio securities.

Voting Proxies of Underlying Funds of a Fund of Funds

The Advisers or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a Fund of Funds”) in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.

Voting of Proxies – SubAdvisers of Funds

In the case of proxies voted by a sub-adviser to a Fund pursuant to the Fund’s proxy voting procedures, the Advisers will request the sub-adviser to certify to the Advisers that the sub-adviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Proxy Procedures and to provide the Advisers with a report detailing any instances where the sub-adviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The CCO of the Advisers will then report to the Board on a quarterly basis regarding the sub-adviser certification and report to the Board any instance where the sub-adviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.

The Fund Administration Department maintains procedures affecting all administration functions for the mutual funds. These procedures detail the disclosure and administration of the Trust’s proxy voting records.

The Trust’s Chief Legal Counsel is responsible for including, in the SAI of each Trust, information about the proxy voting of the Advisers and each sub-adviser.

Voting Proxies of Model Portfolio Clients

When Model Portfolio clients have granted JHIM authority to vote securities in their account, we will vote in accordance with the following procedures. JHIM has deployed the services of a proxy voting services provider to ensure the timely casting of votes, and to provide relevant and timely proxy voting research to inform our voting decisions. Through this process, the proxy voting services provider populates initial recommended voting decisions that are aligned with the JHIM voting principles. These voting recommendations are then submitted, processed, and ultimately tabulated.

05E. Advisers Proxy Voting Policy

JHIM retains the authority and operational functionality to submit different voting instructions after these initial recommendations from the proxy voting services provider have been submitted, based on JHIM’s assessment of each situation. As JHIM reviews voting recommendations and decisions, as articulated below, JHIM has the ability to change voting instructions based on those reviews. JHIM periodically reviews the detailed policies created by the proxy voting service provider to ensure consistency with our voting principles, to the extent this is possible.

JHIM also has an internal proxy voting committee (“committee”) comprising senior managers from across JHIM. The committee meets on an as-needed basis to review, discuss, and provide prior written approval in instances where JHIM intends to cast a vote that is different than the recommendation of the proxy voting services provider or for “refer” items, which are items where the proxy voting service provider does not have a vote recommendation. These two instances are outlined in greater detail below.

JHIM may also engage with model providers as it pertains to votes being made related to securities held in strategies offered in partnership with each respective model provider. JHIM may elect to do this so as to incorporate as much information into JHIM’s ultimate decision-making.

JHIM may refrain from voting a proxy where we have agreed with a client in advance to limit the situations in which we will execute votes. JHIM may also refrain from voting due to logistical considerations that may have a detrimental effect on our ability to vote. These issues may include, but are not limited to:

•	Costs associated with voting the proxy exceed the expected benefits to clients;

•	Underlying securities have been lent out pursuant to a client’s securities lending program and have not been subject to recall;

•	Short notice of a shareholder meeting;

•	Requirements to vote proxies in person;

•	Restrictions on a nonnational’s ability to exercise votes, determined by local market regulation;

•	Restrictions on the sale of securities in proximity to the shareholder meeting (i.e., share blocking);

•	Requirements to provide local agents with power of attorney to facilitate the voting instructions (such proxies are voted on a best-efforts basis); or

•	The inability of a client’s custodian to forward and process proxies electronically.

As noted, if JHIM believes it is in their best interest or the best interest of a client to vote proxies in a manner inconsistent with the policy, they will submit new voting instructions to the Proxy Voting Committee in writing with rationale for the new instructions. The Committee will review the change and ensure that the rationale is sound. JHIM will execute the votes accordingly.

Additionally, on occasion, there may be proxy votes that are not within the research and recommendation coverage universe of the proxy voting service provider. JHIM employees responsible for the proxy votes will provide voting recommendations to the Proxy Voting Committee, and those items may be escalated to the Committee for review to ensure that the voting decision rationale is sound. JHIM will execute the votes accordingly.

Engagement of the proxy voting service provider

JHIM has contracted with a third-party proxy service provider to assist with the proxy voting process for its Model Portfolio clients. JHIM will instruct custodians of SMA sponsor client accounts to forward all proxy statements and materials received in respect of SMA sponsor client accounts to the proxy service provider.

JHIM has engaged its proxy voting service provider to:

•	Research and make voting recommendations;

•	Ensure proxies are voted and submitted in a timely manner;

•	Provide alerts when issuers file additional materials related to proxy voting matters;

•	Perform other administrative functions of proxy voting;

•	Maintain records of proxy statements and provide copies of such proxy statements promptly upon request;

•	Maintain records of votes cast; and

•	Provide recommendations with respect to proxy voting matters in general.

Material Conflicts of Interest

In carrying out its proxy voting responsibilities, the Advisers will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund or client and (b) the Advisers or any of its affiliated persons. Affiliates of the Advisers include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Advisers or any of their affiliates has a substantial equity or other interest. JHIM shall consider any of the following circumstances a potential material conflict of interest:

•	JHIM has a business relationship or potential relationship with the issuer; or

•	John Hancock Fund Trustee has a business relationship with the issuer.

If the Advisers or a Designated Person become aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Advisers’ Legal Department and/or the Office of the CCO. If the Legal Department and/or the Office of the CCO, as applicable determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, seek additional information to assist in its determination on how to vote the proxy.

Proxy Voting Committee(s)

The Advisers will from time to time, and on such temporary or longer-term basis as they deem appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Advisers’ CCO and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Proxy Procedures.

Proxy voting service provider oversight

The Adviser is responsible for the proper oversight of any service providers hired to assist it in the proxy voting process. This oversight includes:

Annual due diligence: The Adviser’s Vendor Management and Product Management teams conduct an annual due diligence review of the proxy voting research service provider. This oversight includes an evaluation of the service provider’s industry reputation, points of risk, compliance with laws and regulations, and technology infrastructure. JHIM also reviews the provider’s capabilities to meet JHIM’s requirements, including reporting competencies; the adequacy and quality of the proxy advisory firm’s staffing and personnel; the quality and accuracy of sources of data and information; the strength of policies and procedures that enable it to make proxy voting recommendations based on current and accurate information; and the strength of policies and procedures to address conflicts of interest of the service provider related to its voting recommendations. Observations and findings of note are shared with the Proxy Voting Committee and JHIM will engage ISS directly to address or resolve any areas of concern.

05E. Advisers Proxy Voting Policy

Regular Updates: JHIM also requests that the proxy voting research service provider deliver updates regarding any business changes that alter that firm’s ability to provide independent proxy voting advice and services aligned with our policies.

Additional oversight in process: JHIM has additional control mechanisms built into the proxy voting process to act as checks on the service provider and ensure that decisions are made in the best interest of our clients. These mechanisms include:

•

Sampling prepopulated votes: Where we use a third-party research provider for either voting recommendations or voting execution (or both), we may assess prepopulated votes shown on the vendor’s electronic voting platform to ensure alignment with the voting principles.

•

Decision scrutiny from the Proxy Voting Committee: Where our voting policies and procedures do not address how to vote on a particular matter, or where the matter is highly contested or controversial (e.g.,proxy contests, “just vote no” campaigns, or in conflict of interest matters), review by the Proxy Voting Committee is necessary to ensure votes cast on behalf of its client are cast in the client’s best interest.

Key Contacts

Global Manager Research

Proxy Voting Committee

Escalation/Reporting Violations

All John Hancock employees are required to report any known or suspected violation of this policy to the CCO of the Funds.

Related Policies and Procedures

Trust Proxy Voting Policy

Document Retention Requirements

The Advisers will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Proxy Procedures as may be required from time to time by applicable law and regulations, including the following:

1.	These Proxy Procedures and all amendments hereto;

2.	All proxy statements received regarding a SMA Sponsor or Fund portfolio securities;

3.	Records of all votes cast on behalf of a Fund or SMA Sponsor;

4.

Records of all Fund or SMA Sponsor requests for proxy voting information, including any written response by the Adviser to any (written or oral) Fund or SMA Sponsor for information on how the Adviser voted proxies on behalf of the requesting Fund or SMA Sponsor;

5.	Any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;

6.	All records relating to communications with the Funds or SMA Sponsors regarding Conflicts; and

7.	All minutes of meetings of Proxy Voting Committees.

Documents will be maintained for the period set forth in the Records Retention Schedule. See Compliance Policy: Books and Records.

Version History

Date	Effective Date	Approving Party
1	01-01-2012
2	02-01-2015
3	Sept. 2015
4	05-01-2017
5	12-01-2019
6	08-20-2024	CCO
7	06-30-2025	Proxy Voting Committee

Global proxy voting policy and procedures February 2025 edition

Executive summary

Each investment team at Manulife Investment Management (Manulife IM)1 is responsible for investing in line with its investment strategy and clients’ objectives. Manulife IM’s approach to proxy voting leverages the skills and knowledge of multiple individuals and teams across the company, including those with expertise on investments, legal matters, corporate governance, environmental matters, social issues, and investment stewardship. Manulife IM’s proxy voting practices align with our organizational structure and consider financially material factors in support of long-term value.

This global proxy voting policy and procedures (policy) applies to each of the Manulife IM advisory affiliates listed in Appendix A. In seeking to adhere to local regulatory requirements of the jurisdiction in which an advisory affiliate operates, additional procedures specific to that affiliate may be implemented to ensure compliance, where applicable. The policy is not intended to cover every possible situation that may arise in the course of business, but rather to act as a decision-making guide. It is therefore subject to change and interpretation from time to time as facts and circumstances dictate.

Manulife IM sets forth broad proxy voting guidelines in our separate Manulife IM global proxy voting guidelines (the guidelines). The guidelines express our general approach to specific proxy voting proposals and subject matter and are intended to be read in conjunction with our various issue-specific statements.2 The guidelines are an important public disclosure reflecting what we, as fiduciaries, believe drive long-term value, and we vote consistently with those principles. While the guidelines broadly indicate our approach to voting on environmental, social, and governance (ESG) integrated strategies,3 we also maintain some additional and differentiated voting guidelines for our thematic strategies. Our thematic strategies are those investment strategies that focus on specific ESG issues or trends.4 An active decision to invest in a company reflects a positive conviction in the investee company and usually in the incumbent management team and, therefore, we often support management’s voting recommendations, but management recommendations are only one of the factors we consider. Public disclosure of our voting guidelines is intended to assist portfolio company management in understanding our perspective and ensure an effective dialogue. Manulife IM applies these guidelines with discretion, such that investment professionals may consider the facts and circumstances of individual ballot items.

1

Manulife Investment Management is the unified global brand for Manulife’s global wealth and asset management business, which serves individual investors and institutional clients in three businesses: retirement, retail, and institutional asset management (public markets and private markets).

2	Our issue-specific statements include, as examples, our climate change statement, our nature statement, and our executive compensation statement.
3	Including ESG integration and quantitative screening.
4	Including sustainable, sustainable thematic, and impact (e.g., clean energy, climate mitigation).

Statement of policy

•	The right to vote is a basic component of share ownership and is an important control. Where clients delegate proxy voting authority to Manulife IM, Manulife IM has an obligation to manage voting rights in a manner consistent with our fiduciary responsibilities.

•	Manulife IM seeks to achieve the stated objective of the investment strategy for our clients throughout the investment process, including through proxy voting and wider stewardship.

•	We encourage good corporate governance at companies as we believe it enhances longer-term resilience by positioning companies to best manage risks and supporting long-term shareholder value.

•	Where we believe that sustainability factors can materially affect financial value, we integrate financially material sustainability risks and opportunities into our investing processes.

•	We look to establish constructive relationships with boards of companies in which we invest and look to integrate those dialogues into our proxy voting decision-making process.[5]
•	We strive to leverage a range of expertise in our company across our decision-making.

•	Where Manulife IM is granted and accepts responsibility for voting proxies for client accounts, we will seek to ensure proxies are received, voted, or not voted with a view to maximize the economic value.

•	Manulife IM has implemented processes to prevent and mitigate identified potential conflicts.

•	Manulife IM will disclose information about our proxy voting policies and procedures to our clients.

•	By articulating public positions on a range of issues, developed by an appropriate range of expertise, Manulife IM articulates our opinion on how a range of issues may affect investors financially.

•	Manulife IM will maintain records relating to proxy voting.

Standards

Scope of proxy voting authority

Manulife IM’s authority to vote proxies is determined by our agreements with clients. Where Manulife IM is granted and accepts responsibility for voting proxies for client accounts, we will seek to ensure proxies are received and voted in the best interests of clients with a view to maximize the economic value of their investments unless we determine that it is in the best interests of clients to refrain from voting a given proxy. We believe that our proxy voting policies and procedures are reasonably designed to ensure that proxy voting is conducted in the best interest of clients and in accordance with our fiduciary duties and any applicable rules and regulations.

When clients have granted Manulife IM authority to vote securities in their accounts, we will vote in accordance with our proxy voting policy and standards, and clients cannot direct our vote in a particular proxy solicitation. Clients who have not provided us authority to vote securities in their accounts should reach out to their other service providers. We will not generally provide advice on proxy voting to clients who have not granted us voting authority.

Receipt of ballots and proxy materials

Except in instances in which a client retains voting authority, Manulife IM will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to the proxy voting service provider. Proxies received are reconciled against the client’s holdings, and the custodian bank will be notified if proxies have not been forwarded to the proxy service provider when due.

Use of a proxy voting services provider

Manulife IM has deployed the services of a proxy voting services provider to ensure the timely casting of votes, to provide relevant and timely proxy voting research to inform our voting decisions, and to keep associated records. In addition to fulfilling other responsibilities, the proxy voting service provider has been engaged by Manulife IM to:

5	For more information on our engagement activities please see the Manulife Investment Management global issuer engagement policy.

•	provide research and make voting recommendations, taking into account the product’s strategy. Manulife IM has adopted the Institutional Shareholder Services (ISS) Benchmark Policy for our ESG integrated strategies3 and the ISS Sustainability Policy for our thematic strategies.4 These policies were selected as their underlying principles, and recommendations are aligned with the strategies with which they are paired. Both policies are reviewed on a regular basis to ensure broad alignment with the various Manulife IM issue-specific statements;

•	ensure proxies are voted and submitted in a timely manner;

•	provide alerts when companies file additional materials related to proxy voting matters;

•	perform other administrative functions of proxy voting;

•	maintain records of proxy statements and provide copies of such proxy statements promptly on request;

•	maintain records of votes cast; and

•	provide recommendations with respect to proxy voting matters in general.

Through the proxy voting execution process, the proxy voting services provider populates initial recommended voting decisions using the relevant policy that considers a range of issues.

These voting recommendations are then submitted, processed, and ultimately tabulated. Manulife IM retains the authority and operational functionality to submit different voting instructions after these initial recommendations from the proxy voting services provider have been submitted based on Manulife IM’s assessment of each situation. As Manulife IM reviews voting recommendations and decisions, as articulated below, Manulife IM may change voting instructions based on those reviews.

Vote review and decision process

The firm actively reviews voting options where Manulife IM holds a significant ownership position in an investment. A significant ownership position in an investment is defined as those cases in which Manulife IM holds at least 2% of a company’s issued share capital in aggregate across all Manulife IM client accounts. The investment professionals may also review other proxy voting items for their holdings and may make voting suggestions and/or determinations as discussed further below. Where Manulife IM holds a significant ownership position in a company, the investment professional is notified of the matter and the related voting proposals are reviewed.

Manulife IM investment professionals apply the expertise of individuals across the organization in conducting proxy voting research and providing advice. Any such advice is supplemental to the research and recommendations provided by our proxy voting services provider and review by investment professionals.

Manulife IM investment professionals may seek internal review by and advice from the sustainability team when it considers the facts and circumstances of an individual ballot item. After considering all available information, the investment professional will make a voting decision. Where the vote is different from the initial recommendation provided by the proxy voting services provider, the sustainability team will execute the change and record the rationale for the decision.

On occasion, there may be proxy votes that are not within the research and recommendation coverage universe of the proxy voting services provider. Investment professionals responsible for the proxy votes will provide voting recommendations to the Manulife IM proxy operations team, which will execute the votes accordingly.

Securities lending

Manulife IM clients retain the authority and may choose to lend shareholdings. Manulife IM, however, generally retains the ability to restrict shares from being lent and to recall shares on loan in order to preserve proxy voting rights. Manulife IM is focused in particular on preserving voting rights for companies in which the firm holds 2% or more of a company’s voting shares aggregated across client accounts. Manulife IM has a process in place to systematically restrict and recall shares on a best-efforts basis for those companies in which we own an aggregate of 2% or more across all Manulife IM client accounts.

Where Manulife IM may refrain from voting

Manulife IM may refrain from voting a proxy where we have agreed with a client in advance to limit the situations in which we will execute votes. Manulife IM may also refrain from voting due to logistical considerations that may have a detrimental effect on our ability to vote. These issues may include, but are not limited to:

•	costs associated with voting the proxy exceed the expected benefits to clients;

•	underlying securities that have been lent out pursuant to a client’s securities that are on loan according to a client’s securities lending program and have not been subject to recall;

•	short notice of a shareholder meeting;

•	requirements to vote proxies in person;

•	restrictions on a nonnational’s ability to exercise votes, determined by local market regulation;

•	restrictions on the sale of securities in proximity to the shareholder meeting (i.e., share blocking);

•	requirements to disclose commercially sensitive information that may be made public (i.e., reregistration);

•	requirements to provide local agents with the power of attorney to facilitate the voting instructions (such proxies are voted on a best-efforts basis);

•	insufficient information available to confirm Manulife IM is authorized to execute voting rights for certain shares; or

•	the inability of a client’s custodian to forward and process proxies electronically.

Manulife IM does not engage in empty voting

Manulife IM does not engage in the practice of empty voting.6 Manulife IM advisory affiliates are prohibited from creating large hedge positions solely to gain the vote while avoiding economic exposure to the market. Manulife IM will not knowingly vote borrowed shares (shares borrowed for short sales and hedging transactions).

6

Empty voting is a term embracing a variety of factual circumstances that result in a partial, or total, separation of the right to vote at a shareholders meeting from beneficial ownership of the shares on the meeting date.

Conflicts of interest

Manulife IM has a fiduciary duty to our clients. We recognize that conflicts of interest may arise in our proxy voting activities, and we seek to identify, disclose, and mitigate potential conflicts in accordance with our fiduciary responsibilities.

We have identified the following potential conflicts of interest related to our proxy voting activities:

•	Voting at a company that is the sponsor of one of our institutional clients or where the company otherwise has a material commercial relationship with either Manulife Financial Corporation (MFC) or another member of the Manulife group, and Manulife IM could be unduly influenced by the relationship

•	Manulife IM employees could have a material relationship with a company, which could affect voting activities

Manulife IM has implemented processes to prevent and mitigate identified potential conflicts:

•	Each Manulife IM employee is subject to a global code of ethics and general principles of business conduct, which reinforces fiduciary obligations and reminds employees of the requirement to put the interests of our clients first. Where a material conflict is identified between an employee and a company, the conflict must be disclosed to the employee’s manager and our legal/compliance departments as needed to determine if it is appropriate for such employee to influence vote decisions for that company.
•	Manulife IM uses an organizational structure that separates reporting lines for the sustainability team and investment professionals from sales and vendor functions in order to minimize real, or potential, conflicts of interest and to help ensure that voting is conducted in the best interest of the underlying clients.

•	Voting decisions are executed independently of our parent company, MFC, or any of its related entities.

Voting shares of MFC

MFC is the publicly listed parent company of Manulife IM. Generally, legislation restricts the ability of a public company (and its subsidiaries) to hold shares in itself within its own accounts. Accordingly, the MFC share investment policy outlines the limited circumstances in which MFC, or its subsidiaries, may or may not invest or hold shares in MFC on behalf of MFC or its subsidiaries.7

The MFC share investment policy does not apply to investments made on behalf of unaffiliated third parties, which remain assets of the client.8 Such investing may be restricted, however, by specific client guidelines, other Manulife IM policies, or other applicable laws.

Where Manulife IM is charged with voting MFC shares, we will seek to either vote shares in line with the voting recommendations of our external proxy voting service provider or not execute those votes in order to mitigate any conflict of interest.

7

This includes general funds, affiliated segregated funds or separate accounts, and affiliated mutual / pooled funds. 8 This includes assets managed or advised for unaffiliated third parties, such as unaffiliated mutual/pooled funds and unaffiliated institutional advisory portfolios.

Policy responsibility and oversight

The public markets sustainability committee (SC) oversees and monitors this policy and Manulife IM’s proxy voting function, as well as the third-party proxy voting service provider.

Manulife IM’s proxy operations team is responsible for the daily administration of proxy voting operational matters while the sustainability team is responsible for research and analysis of voting decisions and execution of changed votes. Significant proxy voting issues identified by Manulife IM’s proxy operations team are escalated to the sustainability team and may be reviewed by compliance and the SC.

The SC is responsible for the proper oversight of any service providers hired by Manulife IM to assist it in the proxy voting process. This oversight includes:

•	Annual due diligence: Manulife IM conducts an annual due diligence review of the proxy voting service provider. This oversight includes an evaluation of the service provider’s industry reputation, points of risk, compliance with laws and regulations, and technology infrastructure. Manulife IM also reviews the service provider’s capabilities to meet Manulife IM’s requirements, including reporting competencies, the adequacy and quality of the service provider’s staffing and personnel, the quality and accuracy of sources of data and information, the strength of policies and procedures that enable it to make proxy voting recommendations based on current and accurate information, and the strength of policies and procedures to address conflicts of interest of the service provider related to its voting recommendations.

•	Regular updates: Manulife IM requests that the proxy voting service provider deliver updates regarding any business changes that alter the service provider’s ability to provide independent proxy voting advice and services aligned with our policies.

Recordkeeping and reporting

Manulife IM provides clients with a copy of the proxy voting policy on request, and the proxy voting policy is also available on our website. Manulife IM describes our proxy voting processes to our clients in the relevant or required disclosure documents and discloses to our clients the process to obtain information on how Manulife IM voted that client’s proxies.

Manulife IM keeps records of our proxy voting activities, which include proxy voting policies and procedures, records of votes cast on behalf of clients, records of client requests for proxy voting information, and any documents generated in making a vote decision. These documents may be available for inspection by regulatory authorities or government agencies.

Manulife IM discloses voting records, and those records are updated on a monthly basis. The voting records generally reflect the voting decisions made for retail, institutional, and other client funds in the aggregate.

Policy amendments and exceptions

This policy is subject to periodic review by the SC in addition to a review a minimum of every three years. The SC may recommend and approve amendments to this policy.

Any deviation from this policy will only be permitted with the prior approval of the global chief investment officer in consultation with the chief sustainability officer, Manulife IM.

Appendix A

Manulife IM advisory affiliates in scope of policy and investment management business only

Manulife Investment Management Limited

Manulife Investment Management (North America) Limited

Manulife Investment Management (Hong Kong) Limited

PT Manulife Aset Manajemen Indonesia1

Manulife Investment Management (Japan) Limited

Manulife Investment Management (Malaysia) Bhd. Manulife Investment Management and Trust Corporation

Manulife Investment Management (Singapore) Pte. Ltd.

Manulife IM (Switzerland) LLC

Manulife Investment Management (Taiwan) Co., Ltd.1

Manulife Investment Management (Europe) Limited

Manulife Investment Management (US) LLC

1

By reason of certain local regulations and laws with respect to voting, for example, manual/physical voting processes or the absence of a third-party proxy voting service provider for those jurisdictions, PT Manulife Aset Manajemen Indonesia does not engage a third-party service provider to assist in their proxy voting processes. Manulife Investment Management (Taiwan) Co., Ltd. uses the third-party proxy voting service provider to execute votes for non-Taiwanese entities only.

GLBL-86315 03/25 AODA

Part C
Other Information
Item 28. Exhibits
99.(a)
Amended and Restated Declaration of Trust dated January 22, 2016. – previously filed as exhibit 99.(a) to post-effective amendment no. 47 filed on September 27, 2016, accession number 0001133228-16-012744.

99.(a).1
Amendment dated December 13, 2018 to the Amended and Restated Declaration of Trust dated January 22, 2016, regarding change of address of principal place of business. – previously filed as exhibit 99.(a).1 to post-effective amendment no. 62 filed on September 26, 2019, accession number 0001133228-19-005761.

99.(b)	Amended and Restated By-Laws dated March 8, 2005. – previously filed as exhibit 99.(b) to post-effective amendment no. 28 filed on December 28, 2005, accession number 0001010521-05-000528.
99.(b).1
Amendment dated March 11, 2008 to the Amended and Restated By-Laws. – previously filed as exhibit 99.(b).1 to post-effective amendment no. 33 filed on December 18, 2008, accession number 0000950135-08-008324.

99.(b).2
Amendment dated June 9, 2009 to the Amended and Restated By-Laws. – previously filed as exhibit 99.(b).2 to post-effective amendment no. 34 filed on September 24, 2009, accession number 0000950123-09-045769.

99.(b).3
Amendment dated August 31, 2010 to the Amended and Restated By-Laws. – previously filed as exhibit 99.(b).3 to post-effective amendment no. 61 filed on September 25, 2020, accession number 0001133228-20-006428.

99.(b).4
Amendment dated March 10, 2016 to the Amended and Restated By-laws. – previously filed as exhibit 99.(b).4 to post-effective amendment no. 47 filed on September 27, 2016, accession number 0001133228-16-012744.

99.(c)	Instruments Defining Rights of Security Holders. See Exhibit 99.(a) and 99.(b).
99.(d)
Investment Advisory Contracts. Amended and Restated Advisory Agreement dated June 30, 2020 between John Hancock
California Tax-Free Income Fund (the “Registrant”) and John Hancock Investment Management LLC[1](the “Advisor”). —
previously filed as exhibit 99.(d) to post-effective amendment no. 61 filed on September 25, 2020, accession number
0001133228-20-006428.

99.(d).1
Amendment dated September 22, 2022 to Amended and Restated Advisory Agreement dated June 30, 2020 between
John Hancock California Tax-Free Income Fund (the “Registrant”) and John Hancock Investment Management LLC. –
previously filed as exhibit 99.(d).1 to post-effective amendment no. 64 filed on September 26, 2023, accession number
0001193125-23-242496.

99.(d).2
Sub-Advisory Agreement dated December 31, 2005 (the “Sub-Advisory Agreement”) between Registrant, the Advisor and
Manulife Investment Management (US) LLC[2] (the “Sub-Advisor”) relating to John Hancock California Municipal Bond Fund.
– previously filed as exhibit 99.(d).1 to post-effective amendment no. 29 filed on December 27, 2006, accession number
0001010521-06-000988.

99.(d).3
Amendment dated October 1, 2009 to the Sub-Advisory Agreement relating to John Hancock California Municipal Bond
Fund. – previously filed as exhibit 99.(d).3 to post-effective amendment no. 35 filed on July 16, 2010, accession number
0000950123-10-065986.

99.(d).4
Amendment dated May 17, 2013 to the Sub-Advisory Agreement relating to John Hancock California Municipal Bond
Fund. – previously filed as exhibit 99.(d).3 to post-effective amendment no. 61 filed on September 25, 2020, accession number 0001133228-20-006428.

99.(e)
Underwriting Contracts. Amended and Restated Distribution Agreement dated June 30, 2020 between the Registrant and
John Hancock Investment Management Distributors LLC[3] (the “Distributor”). — previously filed as exhibit 99.(d).3 to post-effective amendment no. 61 filed on September 25, 2020, accession number 0001133228-20-006428.

99.(f)	Bonus or Profit Sharing Contracts. Not Applicable.
99.(g)
Custodian Agreement. Master Custodian Agreement dated September 10, 2008 between John Hancock Mutual Funds and State Street Bank and Trust Company. – previously filed as exhibit 99.(g) to post-effective amendment no. 34 filed on
September 24, 2009, accession number 0000950123-09-045769.

99.(g).1
Amendment dated October 1, 2015 to Master Custodian Agreement dated September 10, 2008 between John Hancock
Mutual Funds and State Street Bank and Trust Company. – previously filed as exhibit 99.(g).1 to post-effective amendment
no. 47 filed on September 27, 2016, accession number 0001133228-16-012744.

99.(h)
Other Material Contracts. Accounting and Legal Services Agreement dated January 1, 1996 between John Hancock
Mutual Funds and John Hancock Investment Management LLC – previously filed as exhibit 99.(h).3 to post-effective amendment no. 28 filed on December 28, 2005, accession number 0001010521-05-000528.

99.(h).1
Amendment dated March 8, 2005 to Accounting and Legal Services Agreement dated January 1, 1996. – previously filed as exhibit 99.(h).4 to post-effective amendment no. 28 filed on December 28, 2005, accession number
0001010521-05-000528.

99.(h).2
EDGAR Publishing Services Agreement dated January 2, 1996 between John Hancock Mutual Funds and John Hancock
Investment Management Distributors LLC. – previously filed as exhibit 99.(h).2 to post-effective amendment no. 61 filed on September 25, 2020, accession number 0001133228-20-006428.

99.(h).3
Desktop Publishing Services Agreement dated September 27, 1994 between John Hancock Mutual Funds and John
Hancock Investment Management Distributors LLC. – previously filed as exhibit 99.(h).3 to post-effective amendment no.
61 filed on September 25, 2020, accession number 0001133228-20-006428.

99.(h).4
Service Agreement dated June 30, 2020 among the Registrant, John Hancock Investment Management LLC, and the
Registrant’s Chief Compliance Officer — previously filed as exhibit 99.(h).4 to post-effective amendment no. 61 filed on
September 25, 2020, accession number 0001133228-20-006428.

99.(h).5
Amended and Restated Transfer Agency and Service Agreement dated July 1, 2013 between John Hancock Mutual Funds advised by the Advisor and John Hancock Signature Services, Inc. – previously filed as exhibit 99.(h).2 to post-effective amendment no. 43 filed on September 25, 2014, accession number 0001133228-14-003360.

99.(h).6
Amendment dated August 26, 2019 to the Amended and Restated Transfer Agency and Service Agreement. — previously filed as exhibit 99.(h).7 to post-effective amendment no. 61 filed on September 25, 2020, accession number
0001133228-20-006428.

99.(h).7	Amendment dated December 12, 2024 to the Amended and Restated Transfer Agency and Service Agreement. –FILED HEREWITH.
99.(h).8	Expense Limitation Letter Agreement and Voluntary Expense Limitation Notice dated March 27, 2025, between the Registrant and John Hancock Investment Management LLC. – FILED HEREWITH.
99.(h).9
Agreement to Waive Advisory Fees and Reimburse Expenses dated October 9, 2024, among John Hancock Investment
Management LLC, John Hancock Variable Trust Advisers LLC and John Hancock Mutual Funds. – FILED HEREWITH.

99.(h).10	Rule 12b-1 Fee Waiver Letter Agreement dated March 27, 2025, between the Registrant and John Hancock Investment Management Distributors LLC. – FILED HEREWITH.
99.(h).11
Fund of Funds Investment Agreement dated January 19, 2022 between the Registrant and John Hancock Variable
Insurance Trust. – previously filed as exhibit 99.(h)(10) to post-effective amendment no. 63 filed on September 23, 2022, accession number 0001133228-22-006579.

99.(i)	Legal Opinion. – FILED HEREWITH.
99.(j)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. – FILED HEREWITH.
99.(k)	Omitted Financial Statements. Not Applicable.
99.(l)	Initial Capital Agreements. Not Applicable.
99.(m)
Rule 12b-1 Plan. Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to
Class A Shares. — previously filed as exhibit 99.(m) to post-effective amendment no. 61 filed on September 25, 2020, accession number 0001133228-20-006428.

99.(m).1
Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class B Shares. —
previously filed as exhibit 99.(m).1 to post-effective amendment no. 61 filed on September 25, 2020, accession number
0001133228-20-006428.

99.(m).2
Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2020 relating to Class C Shares. —
previously filed as exhibit 99.(m).2 to post-effective amendment no. 61 filed on September 25, 2020, accession number
0001133228-20-006428.

99.(n)
Rule 18f-3 Plan. Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 dated October 23, 2020 for John
Hancock Mutual Funds advised by John Hancock Investment Management LLC. – previously filed as exhibit 99.(n) to post-effective amendment no. 63 filed on September 23, 2022, accession number 0001133228-22-006579.

99.(o)	Reserved.
99.(p)
Code of Ethics. Code of Ethics, dated January 1, 2008 (as revised April 1, 2024) of John Hancock Investment
Management LLC, John Hancock Variable Trust Advisers LLC, John Hancock Investment Management Distributors LLC,
John Hancock Distributors, LLC, and each open-end and closed-end fund advised by a John Hancock advisor. – previously filed as exhibit 99.(p) to post-effective amendment no. 65 filed on September 26, 2024, accession number
0001193125-24-226931.

99.(p).1
Code of Ethics for Global Wealth and Asset Management and General Account Investments (Manulife Investment
Management (US) LLC and Manulife Investment Management (North America) Limited) dated April 1, 2024. – previously filed as exhibit 99.(p).1 to post-effective amendment no. 65 filed on September 26, 2024, accession number
0001193125-24-226931.

99.(p).2	Code of Ethics for the Independent Trustees of the John Hancock Funds effective December 6, 2005, Amended and Restated January 1, 2025. – FILED HEREWITH.
99.(q)	Power of Attorney dated December 12, 2024. – FILED HEREWITH.
1
Prior to June 28, 2019, John Hancock Investment Management LLC was known as John Hancock Advisers, LLC.
2
Prior to May 7, 2019, Manulife Investment Management (US) LLC was known as John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly known as Sovereign Asset Management, LLC).
3
Prior to June 28, 2019, John Hancock Investment Management Distributors LLC was known as John Hancock Funds, LLC (formerly known as John Hancock Broker Distribution Services, Inc.).
Item 29. Persons Controlled by or Under Common Control with the Fund
John Hancock Investment Management LLC is the Advisor to the Registrant. The Advisor is an indirect principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. A corporate organization list is set forth below.

Item 30. Indemnification
Indemnification provisions relating to Registrant’s Trustees, officers, employees and agents are set forth in Article IV of Registrant’s Declaration of Trust included as Exhibit (a) herein.
Under Section 12 of the Distribution Agreement, the Distributor has agreed to indemnify Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.
Section 9(a) of the By-Laws of John Hancock Life Insurance Company (USA) (the “Insurance Company”) provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.
Article V of the Limited Liability Company Agreement of the Advisor provides as follows:
“Section 5.06. Indemnity and Exculpation.”
(a)
No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.
(b)
The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.
(c)
As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.
(d)
In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys’ fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.
(e)
The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof)

initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.
(f)
All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by (a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question (“Disinterested Directors”), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.
(g)
The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.”
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
See “Fund Details” in the Prospectuses and “Investment Advisory and Other Services” in the Statement of Additional Information for information regarding the business of John Hancock Investment Management LLC (the “Advisor”) and Manulife Investment Management (US) LLC (the “Sub-Advisor”). For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Advisor and of the Sub-Advisor, reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, each of which is incorporated herein by reference. The Investment Advisers Act of 1940 file number for the Advisor is 801-8124 and the file number for the Sub-Advisor is 801-42023.
Item 32. Principal Underwriters
(a)
John Hancock Investment Management Distributors LLC acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Bond Trust, John Hancock Capital Series, John Hancock Current Interest, John Hancock Funds II, John Hancock Funds III, John Hancock Investment Trust, John Hancock Investment Trust II, John Hancock Municipal Securities Trust, John Hancock Sovereign Bond Fund and John Hancock Strategic Series.
(b)
The following table presents certain information with respect to each director and officer of John Hancock Investment Management Distributors LLC. The principal business address of each director and officer is 200 Berkeley Street, Boston, Massachusetts 02116.
Name	Positions And Offices With the Underwriter	Positions And Offices With the Registrant
Kristie Feinberg	Director and Chairman	Trustee and President (Chief Executive Officer and Principal Executive Officer)
Andy McFetridge	Director	None
Gina Goldych Walters	Director	Vice President, Investments

Name	Positions And Offices With the Underwriter	Positions And Offices With the Registrant
Jeff Duckworth	President and Chief Executive Officer	None
Kinga Kapuscinski	Secretary and Chief Legal Counsel	Assistant Secretary
James Bogle	Financial and Operations Principal	None
Effie Georgountzos	Treasurer	None
Robert Hartigan	Chief Compliance Officer	None
Erica Blake	Assistant Secretary	None
Dan Carlson	Assistant Secretary	None
Khimmara Greer	Assistant Secretary	Assistant Secretary
(c)
None
Item 33. Location of Accounts and Records
All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodian State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114, and its transfer agent, John Hancock Signature Services, Inc., P.O. Box 219909, Kansas City, MO 64121-9909, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of John Hancock Investment Management LLC (the “Advisor”) at 200 Berkeley Street, Boston, Massachusetts, 02116. The Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisors are in the custody and possession of the Advisor and the Subadvisor to the Fund.
Item 34. Management Services
None
Item 35. Undertakings
None

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement on Form N-1A under Rule 485(b) under the 1933 Act (“Registration Statement”) and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 25th day of September, 2025.
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
By:	/s/ Kristie M. Feinberg
Name: Kristie M. Feinberg Title: President (Chief Executive Officer and Principal Executive Officer) and Trustee
Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.
Signature	Title	Date
/s/ Kristie M. Feinberg	President (Chief Executive Officer and Principal Executive Officer) and Trustee	September 25, 2025
Kristie M. Feinberg
/s/ Fernando A. Silva	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	September 25, 2025
Fernando A. Silva
/s/ Andrew G. Arnott*	Trustee	September 25, 2025
Andrew G. Arnott
/s/ William K. Bacic*	Trustee	September 25, 2025
William K. Bacic
/s/ James R. Boyle*	Trustee	September 25, 2025
James R. Boyle
/s/ William H. Cunningham*	Trustee	September 25, 2025
William H. Cunningham
/s/ Noni L. Ellison*	Trustee	September 25, 2025
Noni L. Ellison
/s/ Grace K. Fey*	Trustee	September 25, 2025
Grace K. Fey
/s/ Dean C. Garfield*	Trustee	September 25, 2025
Dean C. Garfield
/s/ Deborah C. Jackson*	Trustee	September 25, 2025
Deborah C. Jackson
/s/ Hassell H. McClellan*	Trustee	September 25, 2025
Hassell H. McClellan
/s/ Frances G. Rathke*	Trustee	September 25, 2025
Frances G. Rathke
/s/ Thomas R. Wright*	Trustee	September 25, 2025
Thomas R. Wright
*
By: Power of Attorney.

By:	/s/ Thomas Dee
Thomas Dee Attorney-In-Fact
*
Pursuant to Power of Attorney filed herewith.

Exhibit Index
99.(h).7	Amendment dated December 12, 2024 to the Amended and Restated Transfer Agency and Service Agreement
99.(h).8	Expense Limitation Letter Agreement and Voluntary Expense Limitation Notice dated March 27, 2025, between the Registrant and John Hancock Investment Management LLC
99.(h).9	Agreement to Waive Advisory Fees and Reimburse Expenses dated October 9, 2024, among John Hancock Investment Management LLC, John Hancock Variable Trust Advisers LLC and John Hancock Mutual Funds
99.(h).10	Rule 12b-1 Fee Waiver Letter Agreement dated March 27, 2025, between the Registrant and John Hancock Investment Management Distributors LLC
99.(i)	Legal Opinion
99.(j)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP
99.(p).2	Code of Ethics for the Independent Trustees of the John Hancock Funds effective December 6, 2005, Amended and Restated January 1, 2025
99.(q)	Power of Attorney dated December 12, 2024